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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000     Houston, Texas 77046

(Address of principal executive offices)        (Zip code)

Sheri Morris     11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:       (713) 626-1919

Date of fiscal year end:          10/31

Date of reporting period:       1/31/16

Item 1. Schedule of Investments.

Invesco All Cap Market Neutral Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	ACMN-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–89.80%

Aerospace & Defense–0.84%

Huntington Ingalls Industries, Inc.	5,100	$652,188

Agricultural & Farm Machinery–0.21%

AGCO Corp.	3,300	160,941

Air Freight & Logistics–0.32%

Atlas Air Worldwide Holdings, Inc. (b)	6,750	247,928

Airlines–1.42%

Delta Air Lines, Inc.	12,850	569,126
JetBlue Airways Corp. (b)	25,050	533,816
		1,102,942

Aluminum–0.69%

Century Aluminum Co. (b)	114,300	539,496

Apparel Retail–1.47%

Abercrombie & Fitch Co. -Class A	26,500	695,360
Guess?, Inc.	23,900	443,106
		1,138,466

Application Software–0.99%

Citrix Systems, Inc. (b)	10,900	768,014

Auto Parts & Equipment–1.56%

China Automotive Systems, Inc. (China)	17,450	68,927
Stoneridge, Inc. (b)	7,600	85,956
Tower International Inc. (b)	11,750	270,485
Visteon Corp. (b)	11,700	782,496
		1,207,864

Biotechnology–11.23%

Adamas Pharmaceuticals, Inc. (b)	27,500	471,350
Applied Genetic Technologies Corp. (b)	23,650	345,527
BioSpecifics Technologies Corp. (b)	9,100	347,438
Concert Pharmaceuticals, Inc. (b)	22,250	339,758
Cytokinetics, Inc. (b)	31,550	242,935
Eagle Pharmaceuticals, Inc. (b)	8,500	611,150
Ionis Pharmaceuticals, Inc. (b)	24,050	936,266
MacroGenics, Inc. (b)	19,450	391,529
Myriad Genetics, Inc. (b)	26,250	1,022,962
NewLink Genetics Corp. (b)	37,850	922,026
PDL BioPharma Inc.	64,550	202,687
Pfenex Inc. (b)	28,500	252,795
Progenics Pharmaceuticals, Inc. (b)	70,500	293,985
Regeneron Pharmaceuticals, Inc. (b)	1,540	646,939
Repligen Corp. (b)	30,950	685,542
United Therapeutics Corp. (b)	8,150	1,003,917
		8,716,806

	Shares	Value

Broadcasting–0.04%

TEGNA Inc.	1,450	$34,815

Building Products–0.34%

Owens Corning	5,650	260,974

Cable & Satellite–1.36%

Comcast Corp. -Class A	18,900	1,052,919

Casinos & Gaming–0.87%

Isle of Capri Casinos, Inc. (b)	53,550	677,943

Commercial Printing–0.57%

Ennis Inc.	22,000	439,340

Commodity Chemicals–1.34%

LyondellBasell Industries N.V. -Class A	13,300	1,037,001

Communications Equipment–1.92%

Black Box Corp.	3,450	26,289
Cisco Systems, Inc.	9,550	227,194
Digi International Inc. (b)	12,750	116,280
Extreme Networks, Inc.	61,650	170,154
Juniper Networks, Inc.	38,500	908,600
Polycom, Inc. (b)	3,850	39,232
		1,487,749

Computer & Electronics Retail–1.49%

Best Buy Co., Inc.	37,500	1,047,375
GameStop Corp. -Class A	4,300	112,703
		1,160,078

Construction Machinery & Heavy Trucks–0.50%

Joy Global Inc.	38,650	385,341

Consumer Electronics–0.43%

ZAGG Inc. (b)	36,250	334,225

Consumer Finance–1.17%

Nelnet, Inc. -Class A	4,000	129,880
Santander Consumer USA Holdings Inc. (b)	74,550	779,048
		908,928

Data Processing & Outsourced Services–0.23%

Information Services Group, Inc.	12,900	49,407
Planet Payment Inc. (b)	44,950	129,906
		179,313

Diversified Banks–0.47%

Citigroup Inc.	8,600	366,188

Diversified Chemicals–1.28%

Cabot Corp.	24,700	996,398

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Diversified Metals & Mining–0.21%

Turquoise Hill Resources Ltd. (Canada)(b)	77,700	$160,062

Education Services–0.35%

Cambium Learning Group Inc. (b)	18,100	81,450
K12 Inc. (b)	21,100	193,909
		275,359

Electrical Components & Equipment–0.29%

General Cable Corp.	19,300	226,196

Electronic Manufacturing Services–0.72%

Celestica Inc. (Canada)(b)	2,100	19,026
Multi-Fineline Electronix, Inc. (b)	32,100	537,033
		556,059

Gold–2.90%

Barrick Gold Corp. (Canada)	121,400	1,203,074
Newmont Mining Corp.	52,550	1,048,898
		2,251,972

Health Care Equipment–0.68%

Hologic, Inc. (b)	9,300	315,642
LeMaitre Vascular, Inc.	14,700	214,620
		530,262

Health Care Facilities–2.06%

AmSurg Corp. (b)	14,400	1,053,936
LifePoint Health, Inc. (b)	7,800	544,362
		1,598,298

Health Care REIT’s–0.04%

Care Capital Properties, Inc.	1,000	29,940

Health Care Services–0.58%

Almost Family Inc. (b)	3,050	116,632
LHC Group Inc. (b)	6,600	250,272
Premier Inc. -Class A (b)	2,700	86,238
		453,142

Home Furnishings–0.43%

Tempur Sealy International, Inc. (b)	5,500	331,870

Homebuilding–0.04%

TopBuild Corp. (b)	1,050	28,119

Human Resource & Employment Services–0.65%

Insperity, Inc.	11,200	503,216

Integrated Oil & Gas–1.53%

Cenovus Energy Inc. (Canada)	8,500	104,465
Suncor Energy, Inc. (Canada)	45,950	1,082,122
		1,186,587

Internet Retail–0.47%

Nutrisystem, Inc.	18,350	363,514

	Shares	Value

Internet Software & Services–3.52%

Demand Media, Inc. (b)	26,400	$133,056
DHI Group, Inc. (b)	37,950	353,314
Earthlink Holdings Corp.	136,550	808,376
MeetMe, Inc. (b)	60,000	191,400
Monster Worldwide, Inc. (b)	36,850	183,881
Sohu.com Inc. (China)(b)	20,500	1,032,995
United Online, Inc. (b)	2,950	31,300
		2,734,322

IT Consulting & Other Services–1.99%

Hackett Group, Inc. (The)	28,750	424,637
Leidos Holdings, Inc.	22,150	1,021,558
NCI, Inc. -Class A	7,950	100,329
		1,546,524

Leisure Products–1.25%

Brunswick Corp.	24,250	966,362

Life Sciences Tools & Services–2.10%

Cambrex Corp. (b)	25,800	893,712
INC Research Holdings, Inc. -Class A (b)	17,450	735,168
		1,628,880

Managed Health Care–0.87%

Triple-S Management Corp. -Class B (Puerto Rico)(b)	30,200	673,158

Mortgage REIT’s–0.39%

Annaly Capital Management Inc.	31,700	301,150

Office REIT’s–0.48%

Mack-Cali Realty Corp.	14,400	299,376
NorthStar Realty Europe Corp.	7,850	74,104
		373,480

Oil & Gas Drilling–1.04%

Noble Corp. PLC	95,450	743,555
Pioneer Energy Services Corp. (b)	44,150	60,486
		804,041

Oil & Gas Equipment & Services–0.51%

Superior Energy Services, Inc.	38,700	398,997

Oil & Gas Exploration & Production–5.80%

Baytex Energy Corp. (Canada)	63,150	133,878
Canadian Natural Resources Ltd. (Canada)	33,400	710,084
Clayton Williams Energy, Inc. (b)	12,250	210,455
Denbury Resources Inc.	106,400	165,984
Enerplus Corp. (Canada)	81,500	258,355
Evolution Petroleum Corp.	8,150	37,979
Newfield Exploration Co. (b)	14,150	411,341
Oasis Petroleum Inc. (b)	182,950	978,782
Panhandle Oil & Gas, Inc. -Class A	10,400	150,072
PDC Energy, Inc. (b)	19,300	1,097,591
Ultra Petroleum Corp. (b)	154,850	349,961
		4,504,482

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Oil & Gas Refining & Marketing–4.71%

CVR Energy, Inc.	6,250	$218,875
REX American Resources Corp. (b)	4,600	245,778
Tesoro Corp.	12,350	1,077,537
Valero Energy Corp.	15,500	1,051,985
Western Refining, Inc.	32,300	1,062,670
		3,656,845

Packaged Foods & Meats–1.78%

Dean Foods Co.	36,050	720,279
Omega Protein Corp. (b)	29,250	660,757
		1,381,036

Paper Packaging–0.15%

AEP Industries Inc. (b)	1,400	118,496

Paper Products–0.21%

Mercer International, Inc. (Canada)(b)	22,250	163,538

Personal Products–0.35%

Nu Skin Enterprises, Inc. -Class A	8,500	269,025

Pharmaceuticals–3.20%

Corcept Therapeutics Inc. (b)	22,550	82,308
Heska Corp. (b)	6,550	244,708
Lannett Co., Inc. (b)	3,700	94,387
Sagent Pharmaceuticals Inc. (b)	15,250	230,427
SciClone Pharmaceuticals, Inc. (b)	64,950	518,950
Sucampo Pharmaceuticals, Inc. -Class A (b)	59,600	753,940
Supernus Pharmaceuticals Inc. (b)	49,400	560,196
		2,484,916

Property & Casualty Insurance–2.35%

Ambac Financial Group, Inc. (b)	59,200	831,168
Assured Guaranty Ltd.	32,250	766,905
Heritage Insurance Holdings, Inc.	11,350	224,957
		1,823,030

Real Estate Services–0.95%

Altisource Portfolio Solutions S.A. (b)	25,400	734,060

Restaurants–1.33%

Darden Restaurants, Inc.	16,350	1,031,031

Semiconductors–5.75%

First Solar, Inc. (b)	15,550	1,067,663
Integrated Device Technology, Inc. (b)	42,350	1,079,078
Intel Corp.	30,950	960,069
NeoPhotonics Corp. (b)	32,950	295,562
NVIDIA Corp.	36,050	1,055,904
		4,458,276

	Shares	Value

Specialized REIT’s–2.49%

CoreSite Realty Corp.	13,050	$837,027
Four Corners Property Trust, Inc.	3,150	53,235
Public Storage	4,100	1,039,596
		1,929,858

Specialty Stores–1.17%

GNC Holdings, Inc. -Class A	4,950	138,650
Outerwall Inc. (b)	22,700	767,260
		905,910

Steel–0.79%

Commercial Metals Co.	43,850	610,392

Systems Software–0.82%

Rovi Corp. (b)	32,600	634,396

Technology Distributors–0.85%

Tech Data Corp. (b)	10,550	658,320

Technology Hardware, Storage & Peripherals–1.40%

Apple Inc.	10,950	1,065,873
NetApp, Inc.	1,100	24,123
		1,089,996

Tires & Rubber–0.20%

Cooper Tire & Rubber Co.	4,350	158,601

Trading Companies & Distributors–0.20%

Titan Machinery, Inc. (b)	18,400	156,216

Trucking–1.46%

Swift Transportation Co. (b)	36,300	592,053
USA Truck, Inc. (b)	5,900	95,403
YRC Worldwide, Inc. (b)	42,900	443,586
		1,131,042
Total Common Stocks & Other Equity Interests (Cost $73,386,860)		69,676,833

Money Market Funds–9.70%

Liquid Assets Portfolio –Institutional Class, 0.38% (c)	3,763,610	3,763,610
Premier Portfolio –Institutional Class, 0.34% (c)	3,763,610	3,763,610
Total Money Market Funds (Cost $7,527,220)		7,527,220
TOTAL INVESTMENTS–99.50% (Cost $80,914,080)		77,204,053
OTHER ASSETS LESS LIABILITIES–0.50%		385,986
NET ASSETS–100.00%		$77,590,039

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

Open Total Return Swap Agreements – Equity Risk

Reference Entity	Counterparty	Expiration Date	Floating Rate Index (1)	Notional Value	Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Equity Securities -Short	Morgan Stanley & Co. LLC	04/24/17	Federal Funds floating rate	$(68,738,247)	$(513,226)(2)	$(69,232,280)
(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $(19,193) of dividends payable and financing fees.

The following table represents the individual short positions and related values of equity securities underlying the total swap with Morgan Stanley & Co. LLC as of January 31, 2016.

	Shares	Value

Equity Securities - Short

Airlines

Copa Holdings S.A. -Class A (Panama)	(2,700)	$(127,170)
Spirit Airlines Inc.	(24,850)	(1,038,730)
		(1,165,900)

Airport Services

Macquarie Infrastructure Corp.	(5,350)	(358,771)

Apparel Retail

Boot Barn Holdings, Inc.	(34,700)	(210,976)

Apparel, Accessories & Luxury Goods

Sequential Brands Group, Inc.	(47,750)	(307,510)
Under Armour, Inc. -Class A	(1,400)	(119,602)
		(427,112)

Application Software

EnerNOC, Inc.	(40,550)	(212,888)
Guidewire Software, Inc.	(2,000)	(110,080)
MobileIron, Inc.	(20,650)	(76,199)
		(399,167)

Asset Management & Custody Banks

Financial Engines Inc.	(13,100)	(353,307)

Automobile Manufacturers

Tesla Motors, Inc.	(2,200)	(420,640)

Automotive Retail

CarMax, Inc.	(22,850)	(1,009,513)

	Shares	Value

Biotechnology

ACADIA Pharmaceuticals Inc.	(43,350)	$(896,911)
Advaxis, Inc.	(21,000)	(143,220)
Agios Pharmaceuticals, Inc.	(11,250)	(474,975)
Amicus Therapeutics, Inc.	(84,300)	(509,172)
Aquinox Pharmaceuticals, Inc. (Canada)	(13,950)	(146,335)
ARCA biopharma, Inc.	(9,650)	(36,573)
Arrowhead Research Corp.	(39,700)	(138,156)
bluebird bio, Inc.	(14,500)	(599,720)
CytRx Corp.	(37,350)	(68,724)
Exact Sciences Corp.	(19,900)	(130,743)
Fibrocell Science, Inc.	(41,400)	(106,398)
Genocea Biosciences, Inc.	(26,100)	(81,171)
Heron Therapeutics, Inc.	(27,650)	(580,374)
Ignyta, Inc.	(17,300)	(172,654)
Intercept Pharmaceuticals, Inc.	(9,250)	(982,628)
Keryx Biopharmaceuticals, Inc.	(60,950)	(215,153)
La Jolla Pharmaceutical Co.	(14,850)	(262,993)
Medgenics, Inc.	(20,400)	(73,440)
Mirati Therapeutics, Inc.	(25,400)	(546,862)
Navidea Biopharmaceuticals Inc.	(72,900)	(60,507)
Northwest Biotherapeutics, Inc.	(31,150)	(66,038)
Novavax, Inc.	(106,650)	(549,248)
Ohr Pharmaceutical, Inc.	(7,000)	(27,510)
OvaScience, Inc.	(18,250)	(103,112)
PTC Therapeutics, Inc.	(14,000)	(333,480)
Puma Biotechnology, Inc.	(12,800)	(534,272)
TG Therapeutics, Inc.	(2,950)	(24,101)
Trovagene, Inc.	(20,450)	(74,438)
		(7,938,908)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Cable & Satellite

Loral Space & Communications Inc.	(2,150)	$(74,282)

Casinos & Gaming

Wynn Resorts Ltd.	(11,100)	(747,474)

Coal & Consumable Fuels

CONSOL Energy Inc.	(67,800)	(538,332)

Commodity Chemicals

Methanex Corp. (Canada)	(6,300)	(167,076)

Communications Equipment

NetScout Systems, Inc.	(36,500)	(786,575)
ViaSat, Inc.	(14,100)	(881,250)
		(1,667,825)

Computer & Electronics Retail

Conn’s, Inc.	(4,350)	(53,592)

Construction & Engineering

HC2 Holdings, Inc.	(46,450)	(176,510)
Orion Marine Group, Inc.	(10,100)	(36,461)
		(212,971)

Construction Materials

Eagle Materials Inc.	(11,250)	(602,325)

Consumer Finance

Emergent Capital, Inc.	(8,850)	(38,940)
EZCORP, Inc. -Class A	(68,350)	(207,783)
LendingClub Corp.	(132,550)	(978,219)
		(1,224,942)

Data Processing & Outsourced Services

MAXIMUS, Inc.	(8,700)	(464,319)

Diversified Chemicals

LSB Industries, Inc.	(22,950)	(128,520)

Diversified Metals & Mining

Freeport-McMoRan Inc.	(138,450)	(636,870)

Diversified REIT’s

Gramercy Property Trust	(143,300)	(1,047,523)
NorthStar Realty Finance Corp.	(72,500)	(860,575)
VEREIT, Inc.	(70,550)	(543,941)
		(2,452,039)

Education Services

2U, Inc.	(4,550)	(91,865)

Electrical Components & Equipment

American Superconductor Corp.	(13,800)	(86,526)
SolarCity Corp.	(10,700)	(381,455)
		(467,981)

Electronic Equipment Manufacturers

CUI Global, Inc.	(18,750)	(137,625)
Zebra Technologies Corp. -Class A	(14,350)	(866,740)
		(1,004,365)

	Shares	Value

Fertilizers & Agricultural Chemicals

AgroFresh Solutions, Inc.	(65,750)	$(360,968)
CF Industries Holdings, Inc.	(1,650)	(49,500)
FMC Corp.	(29,400)	(1,050,168)
		(1,460,636)

Food Retail

Whole Foods Market, Inc.	(6,450)	(189,050)

Footwear

Deckers Outdoor Corp.	(12,750)	(630,615)

General Merchandise Stores

Tuesday Morning Corp.	(26,350)	(146,769)

Gold

Franco-Nevada Corp. (Canada)	(23,400)	(1,032,174)
Royal Gold, Inc.	(8,500)	(253,215)
		(1,285,389)

Health Care Equipment

GenMark Diagnostics Inc.	(29,900)	(158,171)
Tandem Diabetes Care, Inc.	(25,300)	(227,953)
TriVascular Technologies, Inc.	(7,101)	(39,837)
Veracyte, Inc.	(36,050)	(233,604)
Zimmer Biomet Holdings, Inc.	(7,850)	(779,191)
		(1,438,756)

Health Care Facilities

Acadia Healthcare Co., Inc.	(16,950)	(1,034,458)

Health Care Supplies

Cerus Corp.	(66,200)	(359,466)
Cooper Cos., Inc. (The)	(7,900)	(1,036,085)
		(1,395,551)

Homebuilding

New Home Co. Inc. (The)	(26,350)	(266,925)

Homefurnishing Retail

Restoration Hardware Holdings, Inc.	(16,000)	(985,920)

Independent Power Producers & Energy Traders

Dynegy Inc.	(47,650)	(564,176)

Industrial Machinery

Chart Industries, Inc.	(5,900)	(95,639)
Colfax Corp.	(16,250)	(359,775)
		(455,414)

Integrated Oil & Gas

Chevron Corp.	(12,250)	(1,059,258)
Exxon Mobil Corp.	(5,950)	(463,208)
		(1,522,466)

Internet Retail

Amazon.com, Inc.	(880)	(516,560)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Internet Software & Services

Alphabet Inc. -Class A	(1,420)	$(1,081,117)
Demandware, Inc.	(1,550)	(65,766)
GrubHub Inc.	(33,550)	(632,418)
Hortonworks, Inc.	(60,900)	(590,730)
TrueCar, Inc.	(56,800)	(368,064)
		(2,738,095)

Leisure Products

Polaris Industries Inc.	(14,550)	(1,074,372)

Life Sciences Tools & Services

Accelerate Diagnostics, Inc.	(22,350)	(331,003)
Illumina, Inc.	(6,250)	(987,188)
NanoString Technologies, Inc.	(10,650)	(148,568)
		(1,466,759)

Mortgage REIT’s

Altisource Residential Corp.	(28,600)	(284,570)
Orchid Island Capital Inc.	(2,600)	(23,088)
		(307,658)

Motorcycle Manufacturers

Kandi Technologies Group Inc. (China)	(31,450)	(247,826)

Movies & Entertainment

IMAX Corp.	(27,300)	(847,938)
Lions Gate Entertainment Corp.	(18,400)	(481,160)
		(1,329,098)

Oil & Gas Drilling

Diamond Offshore Drilling, Inc.	(1,650)	(30,673)
Unit Corp.	(12,400)	(129,332)
		(160,005)

Oil & Gas Equipment & Services

Bristow Group, Inc.	(13,850)	(322,151)
CARBO Ceramics Inc.	(2,200)	(36,410)
Helix Energy Solutions Group Inc.	(41,950)	(169,058)
Schlumberger Ltd.	(3,700)	(267,399)
		(795,018)

Oil & Gas Exploration & Production

Cabot Oil & Gas Corp.	(14,300)	(296,725)
Eclipse Resources Corp.	(95,500)	(115,555)
EQT Corp.	(17,000)	(1,049,580)
Gulfport Energy Corp.	(32,650)	(964,808)
Rice Energy Inc.	(53,900)	(629,013)
SM Energy Co.	(6,550)	(91,569)
Southwestern Energy Co.	(113,950)	(1,013,015)
Whiting Petroleum Corp.	(80,700)	(593,145)
		(4,753,410)

Oil & Gas Refining & Marketing

Pacific Ethanol, Inc.	(39,150)	(136,633)

	Shares	Value

Oil & Gas Storage & Transportation

Cheniere Energy, Inc.	(35,000)	$(1,051,750)
GasLog Ltd. (Monaco)	(28,600)	(213,642)
Golar LNG Ltd. (Bermuda)	(36,750)	(684,285)
Pembina Pipeline Corp. (Canada)	(4,850)	(110,289)
SemGroup Corp -Class A	(17,400)	(385,236)
		(2,445,202)

Packaged Foods & Meats

Inventure Foods, Inc.	(25,850)	(145,277)

Personal Products

Elizabeth Arden, Inc.	(2,850)	(22,800)

Pharmaceuticals

Aerie Pharmaceuticals, Inc.	(19,300)	(319,222)
Akorn, Inc.	(39,300)	(1,021,407)
Alimera Sciences Inc.	(14,300)	(33,033)
Ampio Pharmaceuticals, Inc.	(13,550)	(32,249)
BioDelivery Sciences International, Inc.	(43,050)	(174,352)
Egalet Corp.	(30,350)	(255,547)
Omeros Corp.	(7,950)	(85,780)
XenoPort Inc.	(54,050)	(268,629)
		(2,190,219)

Property & Casualty Insurance

Mercury General Corp.	(850)	(39,466)
White Mountains Insurance Group, Ltd.	(1,380)	(984,064)
		(1,023,530)

Railroads

Kansas City Southern	(14,500)	(1,027,760)

Real Estate Development

Howard Hughes Corp. (The)	(10,850)	(1,031,075)

Real Estate Services

Kennedy-Wilson Holdings Inc.	(40,000)	(811,200)

Reinsurance

Greenlight Capital Re, Ltd. -Class A	(30,650)	(595,223)

Restaurants

Chipotle Mexican Grill, Inc.	(2,300)	(1,041,831)
Kona Grill, Inc.	(14,900)	(242,274)
		(1,284,105)

Semiconductor Equipment

SunEdison, Inc.	(79,750)	(249,618)

Semiconductors

Cypress Semiconductor Corp.	(126,950)	(997,827)
Micron Technology, Inc.	(98,350)	(1,084,800)
Qorvo, Inc.	(27,600)	(1,092,960)
SunPower Corp.	(19,700)	(501,168)
		(3,676,755)

Silver

Silver Wheaton Corp. (Canada)	(59,200)	(696,192)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Soft Drinks

Coca-Cola Co. (The)	(13,500)	$(579,420)

Specialty Chemicals

Platform Specialty Products Corp.	(90,650)	(691,660)
Senomyx, Inc.	(36,000)	(121,680)
		(813,340)

Specialty Stores

Cabela’s Inc.	(25,050)	(1,053,853)

Systems Software

FireEye, Inc.	(12,250)	(172,602)
NetSuite Inc.	(11,000)	(763,070)
Tableau Software, Inc. -Class A	(13,850)	(1,111,324)
		(2,046,996)

Technology Hardware, Storage & Peripherals

3D Systems Corp.	(22,450)	(179,825)
Nimble Storage, Inc.	(20,250)	(133,043)
Silicon Graphics International Corp.	(30,450)	(178,894)
Stratasys, Ltd	(23,400)	(381,420)
Violin Memory, Inc.	(34,550)	(30,750)
		(903,932)

Thrifts & Mortgage Finance

EverBank Financial Corp.	(8,000)	(112,560)
Nationstar Mortgage Holdings, Inc.	(20,450)	(206,545)
		(319,105)

Trucking

Ryder System, Inc.	(2,750)	(146,218)

Wireless Telecommunication Services

Sprint Corp.	(148,950)	(449,829)
Total Equity Securities - Short		$(69,232,280)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco All Cap Market Neutral Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Invesco All Cap Market Neutral Fund

D.	Swap Agreements – (continued)

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

E.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$77,204,053	$—	$—	$77,204,053
Swap Agreements*	—	(513,226)	—	(513,226)
Total Investments	$77,204,053	$(513,226)	$—	$76,690,827
*	Unrealized appreciation (depreciation).

Invesco All Cap Market Neutral Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements	$—	$(513,226)

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain:
Equity Risk	$6,765,475
Change in Net Unrealized Appreciation (Depreciation):
Equity Risk	(866,701)
Total	$5,898,774

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$46,452,550

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $53,132,212 and $6,019,743, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,819,791
Aggregate unrealized (depreciation) of investment securities	(5,741,258)
Net unrealized appreciation (depreciation) of investment securities	$(3,921,467)
Cost of investments for tax purposes is $81,125,520.

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2016

invesco.com/us	IBRA-QTR-1 01/16	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–35.11%

U.S. Treasury Bills–7.20%(a)

U.S. Treasury Bills	0.24%	03/03/2016	$48,160,000	$48,150,666
U.S. Treasury Bills	0.26%	03/10/2016	35,150,000	35,141,092
U.S. Treasury Bills	0.25%	03/17/2016	65,830,000	65,811,478
U.S. Treasury Bills	0.47%	07/07/2016	37,600,000	37,542,592
U.S. Treasury Bills	0.43%	07/28/2016	233,180,000	232,701,409
				419,347,237

U.S. Treasury Notes–27.91%

U.S. Treasury Floating Rate Notes (b)(c)	0.37%	04/30/2016	479,266,000	479,283,232
U.S. Treasury Floating Rate Notes (b)	0.38%	07/31/2016	603,420,000	603,448,705
U.S. Treasury Floating Rate Notes (b)	0.58%	01/31/2018	541,980,000	542,370,369
				1,625,102,306
Total U.S. Treasury Securities (Cost $2,044,059,531)				2,044,449,543

		Expiration Date

Commodity-Linked Securities–3.74%

Canadian Imperial Bank of Commerce, Commodity-Linked EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to Canadian Imperial Bank of Commerce Custom 4 Agriculture Commodity Index, multiplied by 2) (Canada) (d)		02/13/2017	68,000,000	67,624,063
Cargill, Inc., Commodity-Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2) (d)		02/27/2017	105,000,000	102,910,053
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 03 Excess Return Index, multiplied by 2) (Canada) (d)		02/28/2017	47,500,000	47,274,379
Total Commodity-Linked Securities (Cost $220,500,000)				217,808,495

			Shares

Money Market Funds–51.99%

Liquid Assets Portfolio - Institutional Class, 0.38% (e)			433,474,393	433,474,393
Premier Portfolio – Institutional Class, 0.34% (e)			433,474,394	433,474,394
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) – Institutional Class, 0.37% (e)			416,153,573	416,153,573
Treasury Portfolio - Institutional Class, 0.18% (e)			1,744,223,152	1,744,223,152
Total Money Market Funds (Cost $3,027,325,512)				3,027,325,512
TOTAL INVESTMENTS–90.84% (Cost $5,291,885,043)				5,289,583,550
OTHER ASSETS LESS LIABILITIES–9.16%				533,580,037
NET ASSETS–100.00%				$5,823,163,587

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

		Open Futures Contracts(f)

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Long	1,295	May-2016	$ 47,681,900	$ 5,276,686
Gasoline Reformulated Blendstock Oxygenate Blending	Long	1,650	March-2016	78,468,390	5,079,991
Silver	Long	1,738	March-2016	123,771,670	799,776
WTI Crude	Long	900	July-2016	35,091,000	(1,516,670)
Subtotal – Commodity Risk					9,639,783
Dow Jones EURO STOXX 50 Index	Long	10,800	March-2016	354,281,450	(21,361,293)
E-Mini S&P 500 Index	Long	3,000	March-2016	289,515,000	(14,513,809)
FTSE 100 Index	Long	4,800	March-2016	410,864,383	3,717,556
Hang Seng Index	Long	2,770	February-2016	351,062,582	10,803,434
Russell 2000 Index Mini	Long	2,430	March-2016	250,630,200	(19,385,706)
Tokyo Stock Price Index	Long	3,050	March-2016	362,528,394	(37,120,888)
Subtotal – Equity Risk					(77,860,706)
Australian 10 Year Bonds	Long	8,150	March-2016	746,367,896	17,784,735
Canada 10 Year Bonds	Long	10,880	March-2016	1,109,397,294	35,554,966
Euro Bonds	Long	5,950	March-2016	1,052,943,074	24,945,969
Japan 10 Year Bonds	Long	392	March-2016	487,049,436	5,660,593
Long Gilt	Long	6,780	March-2016	1,162,430,892	28,988,965
U.S. Treasury 30 Year Bonds	Long	3,390	March-2016	545,895,938	25,085,167
Subtotal – Interest Rate Risk					138,020,395
Total Future Contracts					$ 69,799,472

	Open Over-The-Counter Total Return Swap Agreements

Long Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value(g)	Unrealized Appreciation
Receive a return equal to the Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	158,500	October-2016	$ 56,363,440	$3,010,343
Receive a return equal to the CIBC Dynamic Roll LME Copper Excess Return Index and pay the product of (i) 0.30% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Canadian Imperial Bank of Commerce	2,055,000	April-2016	114,413,358	4,607,926

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

	Open Over-The-Counter Total Return Swap Agreements

Long Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value(g)	Unrealized Appreciation
Receive a return equal to the Monthly Rebalance Commodity Excess Return Index and pay the product of (i) 0.47% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Cargill, Inc.	46,500	January-2017	$ 36,999,580	$0
Receive a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional value multiplied by (ii) days in the period divided by 365	Long	J.P. Morgan Chase Bank, N.A.	880,000	October-2016	80,561,536	1,477,054
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Merrill Lynch International	702,000	June-2016	102,565,850	0
Receive a return equal to the S&P GSCI Aluminum Dynamic Roll Index Excess Return and pay the product of (i) 0.38% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Morgan Stanley Capital Services LLC	1,508,000	October-2016	125,601,094	2,947,009
Subtotal – Commodity Risk						12,042,332
Receive a return equal to the Hang Seng Index Futures multiplied by the Notional Value	Long	Goldman Sachs International	250	February-2016	31,684,349	983,687
Subtotal – Equity Risk						983,687
Receive a return equal to the Macquarie CGB 10 Year Index and pay the product of (i) 0.34% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Macquarie Bank Ltd.	330,000	June-2016	CAD 60,764,781	143,204
Subtotal – Interest Rate Risk						143,204
Total Swap Agreements						$ 13,169,223

Investment Abbreviations:

CGB	—	Canadian Government Bonds
EMTN	—	Euro Medium-Term Notes
LIBOR	—	London Interbank Offered Rate

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Index Information:

Canadian Imperial Bank of Commerce Custom 4 Agriculture Index	—	a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee ‘C’, Corn, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean Meal, Soybean Oil, Sugar and Wheat.
Monthly Rebalance Commodity Excess Return Index	—	a commodity index composed of futures contracts on Coffee ‘C’, Corn, Cotton No.2, Soybeans, Soybean Meal, Soybean Oil, Sugar No.11 and Wheat.
RBC Enhanced Agricultural Basket 03 Excess Return Index	—	a commodity index composed of futures contracts on Cocoa, Corn, Coffee, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean Meal, Soybean Oil, Sugar and Wheat.
Barclays Commodity Strategy 1452 Excess Return Index	—	a commodity index that provide exposure to futures contracts on Copper.

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2016.

(c)	All or a portion of the value was designated as collateral for open swap agreements. See Note 1H and Note 3.

(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $217,808,495, which represented 3.74% of the Fund’s Net Assets.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

(f)	Futures collateralized by $440,520,000 cash held with Merrill Lynch, the futures commission merchant.

(g)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Balanced-Risk Allocation Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Invesco Balanced-Risk Allocation Fund

D.	Structured Securities – (continued)

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If

Invesco Balanced-Risk Allocation Fund

G.	Futures Contracts – (continued)

the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
J.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

Invesco Balanced-Risk Allocation Fund

(Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$3,027,325,512	$—	$—	$3,027,325,512
U.S. Treasury Securities	—	2,044,449,543	—	2,044,449,543
Commodity-Linked Securities	—	217,808,495	—	217,808,495
	3,027,325,512	2,262,258,038	—	5,289,583,550
Futures Contracts*	69,799,472	—	—	69,799,472
Swap Agreements*	—	13,169,223	—	13,169,223
Total Investments	$3,097,124,984	$2,275,427,261	$—	$5,372,552,245
*	Unrealized appreciation.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts (a)	$11,156,453	$(1,516,670)
Swap agreements	12,042,332	—
Equity risk:
Futures contracts (a)	14,520,990	(92,381,696)
Swap agreements	983,687	—
Interest rate risk:
Futures contracts (a)	138,020,395	—
Swap agreements	143,204	—
Total	$176,867,061	$(93,898,366)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Invesco Balanced-Risk Allocation Fund

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity Risk	$ (68,368,381)	$ (33,248,271)
Equity Risk	(37,121,078)	(30,626,875)
Interest Rate Risk	(288,916)	451,400
Change in Net Unrealized Appreciation (Depreciation):
Commodity Risk	3,682,786	28,285,853
Equity Risk	(172,155,342)	983,687
Interest Rate Risk	125,513,483	143,204
Total	$ (148,737,448)	$ (34,011,002)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$8,212,256,381	$642,021,273

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $220,500,000 and $226,464,480, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $541,979,984 and $80,508,473, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$444,209
Aggregate unrealized (depreciation) of investment securities	(2,803,976)
Net unrealized appreciation (depreciation) of investment securities	$(2,359,767)
Cost of investments for tax purposes is $5,291,943,317.

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity

Strategy Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2016

invesco.com/us	BRCS-QTR-1 01/16	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–55.32%

U.S. Treasury Bills–24.62%(a)

U.S. Treasury Bills (b)	0.24%	03/03/2016	$38,390,000	$38,382,559
U.S. Treasury Bills	0.26%	03/10/2016	2,210,000	2,209,440
U.S. Treasury Bills (b)	0.25%	03/17/2016	18,770,000	18,764,719
U.S. Treasury Bills	0.47%	07/07/2016	8,400,000	8,387,175
U.S. Treasury Bills (c)	0.46%	07/14/2016	28,200,000	28,155,024
U.S. Treasury Bills (b)	0.33%	07/21/2016	11,760,000	11,737,930
U.S. Treasury Bills (b)	0.43%	07/28/2016	53,610,000	53,499,968
				161,136,815

U.S. Treasury Notes–30.70%

U.S. Treasury Floating Rate Notes (c)(d)	0.37%	04/30/2016	74,190,000	74,192,668
U.S. Treasury Floating Rate Notes (d)	0.38%	07/31/2016	55,360,000	55,362,633
U.S. Treasury Floating Rate Notes (d)	0.58%	01/31/2018	71,290,000	71,341,348
				200,896,649
Total U.S. Treasury Securities (Cost $361,960,470)				362,033,464

Commodity-Linked Securities–2.95%

Barclays Bank PLC (United Kingdom), U.S. Federal Funds (Effective) Rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (e) (Cost $15,380,000)		02/15/2017	15,380,000	19,273,843

			Shares

Exchange Traded Funds–2.55%

PowerShares DB Gold Fund (Cost $23,933,649) (f)			458,000	16,707,840

Money Market Funds–33.41%

Liquid Assets Portfolio –Institutional Class, 0.38% (g)			95,072,316	95,072,316
Premier Portfolio –Institutional Class, 0.34% (g)			95,072,317	95,072,317
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) –Institutional Class, 0.37% (g)			28,526,434	28,526,434
Total Money Market Funds (Cost $218,671,067)				218,671,067
TOTAL INVESTMENTS–94.23% (Cost $619,945,186)				616,686,214
OTHER ASSETS LESS LIABILITIES–5.77%				37,792,634
NET ASSETS–100.00%				$654,478,848

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Coffee C	Long	181	March-2016	$7,897,256	$(374,565)
Corn	Long	391	July-2016	7,458,325	(209,061)
Cotton No. 2	Long	745	March-2016	22,770,925	(770,973)
LME Nickel	Short	173	March-2016	(8,931,990)	301,708
LME Zinc	Short	199	March-2016	(8,069,450)	(344,567)
Natural Gas	Long	1,225	December–2016	8,397,375	(358,684)
NYH RBOB Gasoline (Globex)	Long	610	March-2016	29,009,526	2,209,505
Soybean	Long	1,005	July–2016	44,722,500	(328,673)
Wheat	Long	324	July-2016	7,946,100	(469,039)
Total Futures Contracts—Commodity Risk					$(344,349)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Barclays Brent Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Bank PLC	86,800	March-2016	$16,137,283	$3,146,300
Receive a return equal to the Barclays WTI Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Bank PLC	70,100	March-2016	12,268,313	1,899,591
Pay/Receive a return equal to the Barclays Live Cattle Roll Yield Excess Return Index and pay the product of (i) 0.47% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Short	Barclays Bank PLC	18,400	January-2017	(2,414,084)	14,580
Receive a return equal to the Optimum GSCI Heating Oil Roll Yield 9m Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Bank PLC	23,600	February-2016	3,582,858	483,144
Receive a return equal to the CIBC Dynamic Roll LME Copper Excess Return Index 2 and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Canadian Imperial Bank of Commerce	8,000	April-2016	445,405	17,939
Receive a return equal to the Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index and pay the product of (i) 0.45% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs International	217,000	October-2016	7,476,045	(36,504)
Receive a return equal to the Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs International	139,300	March-2016	27,021,163	0
Receive a return equal to the S&P GSCI Brent Crude 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs International	16,900	June-2016	6,324,054	145,989
Pay/Receive a return equal to the S&P GSCI Crude Oil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Short	Goldman Sachs International	8,400	March-2016	(1,579,083)	16,177
Receive a return equal to the S&P GSCI Gasoil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs International	8,000	May-2016	2,397,465	0
Pay/Receive a return equal to the S&P GSCI Unleaded Gasoline 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Short	Goldman Sachs International	7,150	May-2016	(4,729,482)	198,736
Pay/Receive a return equal to the S&P GSCI Heating Oil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Short	Goldman Sachs International	15,300	May-2016	(2,451,612)	0
Receive a return equal to the S&P GSCI Soybean Meal Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs International	45,350	September-2016	44,162,551	825,805
Receive a return equal to the J.P. Morgan Contag Beta Gas Oil Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	JPMorgan Chase Bank, N.A.	1,600	April-2016	247,222	18,555
Receive a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	JPMorgan Chase Bank, N.A.	521,500	October-2016	47,741,865	875,322

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Swap Agreements – (continued)	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Macquarie Single Commodity Silver type A Excess Return Index and pay the product of (i) 0.16% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Macquarie Bank Ltd.	231,500	May-2016	$39,837,353	$ (30,743)
Receive a return equal to the Modified Macquarie Single Commodity Sugar type A Excess Return Index and pay the product of (i) 0.34% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Macquarie Bank Ltd.	101,200	January-2017	18,236,625	(574,280)
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Merrill Lynch International	102,400	June-2016	14,961,172	0
Receive a return equal to the MLCX Aluminum Annual Excess Return Index and pay the product of (i) 0.28% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Merrill Lynch International	571,000	September-2016	50,114,837	0
Receive a return equal to the MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Merrill Lynch International	133,950	May-2016	59,694,067	0
Receive a return equal to the MS Soybean Oil Dynamic Roll Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Morgan Stanley Capital Services LLC	60,300	April-2016	8,531,335	251,083
Total Swap Agreements– Commodity Risk						$7,251,694

Index Information:

Barclays Diversified Energy-Metals Total Return Index	—	a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Gold, Silver, Copper, Brent Crude Oil, WTI Crude Oil, Gasoil and Unleaded Gasoline.

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E and Note 3.

(c)	All or a portion of the value was designated as collateral for open swap agreements. See Note 1F and Note 3.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2016.

(e)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2016 represented 2.95% of the Fund’s Net Assets.

(f)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2016 represented 2.55% of the Fund’s Net Assets. See Note 4.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Balanced-Risk Commodity Strategy Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Invesco Balanced-Risk Commodity Strategy Fund

D.	Structured Securities – (continued)

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates

Invesco Balanced-Risk Commodity Strategy Fund

F.	Swap Agreements – (continued)

and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

G.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Commodity-Linked Securities	$—	$19,273,843	$—	$19,273,843
Exchanged Traded Funds	16,707,840	—	—	16,707,840
U.S. Treasury Securities	—	362,033,464	—	362,033,464
Money Market Funds	218,671,067	—	—	218,671,067
	235,378,907	381,307,307	—	616,686,214
Futures Contracts*	(344,349)	—	—	(344,349)
Swap Agreements*	—	7,251,694	—	7,251,694
Total	$235,034,558	$388,559,001	$—	$623,593,559

* Unrealized appreciation (depreciation).

Invesco Balanced-Risk Commodity Strategy Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk:	$2,511,213	$(2,855,562)
Futures contracts (a)
Swap agreements	7,893,221	(641,527)
Total	$10,404,434	$(3,497,089)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity Risk	$(10,303,951)	$(39,919,543)
Change in Net Unrealized Appreciation:
Commodity Risk	2,408,264	8,989,367
Total	$(7,895,687)	$(30,930,176)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$132,982,509	$355,926,556

Invesco Balanced-Risk Commodity Strategy Fund

NOTE 4 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 01/31/16	Dividend Income
PowerShares DB Gold Fund	$20,009,000	$—	$(2,703,859)	$1,149,294	$(1,746,595)	$16,707,840	$—

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $32,800,000 and $22,045,758, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $71,289,998 and $44,512,719, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,972,417
Aggregate unrealized (depreciation) of investment securities	(202,037)
Net unrealized appreciation of investment securities	$3,770,380
Cost of investments for tax purposes is $612,915,834.

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Developing Markets Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	DVM-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–92.05%

Brazil–15.54%

Arcos Dorados Holdings, Inc. -Class A(a)	5,024,709	$14,370,668
Banco Bradesco S.A. -ADR	3,402,286	15,548,447
BM&FBOVESPA S.A.	26,972,120	69,197,327
BR Malls Participacoes S.A.	9,696,600	28,780,416
BRF S.A.	1,277,040	15,400,990
CETIP S.A. - Mercados Organizados	4,354,486	41,637,214
Cielo S.A.	4,455,756	37,736,661
Diagnosticos da America S.A.	3,877,300	10,082,997
Duratex S.A.	10,561,244	13,996,448
Fleury S.A.(b)	8,702,000	31,768,654
Totvs S.A.	2,764,600	22,397,739
Wilson Sons Ltd. -BDR	962,600	6,867,118
		307,784,679

China–19.04%

Baidu, Inc. -ADR(a)	226,964	37,056,412
China Mobile Ltd.	5,075,500	55,349,887
CNOOC Ltd.	15,142,000	15,292,955
Golden Eagle Retail Group Ltd.	10,343,000	11,378,423
Industrial & Commercial Bank of China Ltd. -Class H	141,791,000	74,364,976
Kweichow Moutai Co., Ltd. -Class A	1,151,061	35,259,474
Lee & Man Paper Manufacturing Ltd.	80,495,000	45,531,150
NetEase, Inc. -ADR	306,663	47,882,361
Stella International Holdings Ltd.	11,189,000	26,957,547
Want Want China Holdings Ltd.	42,669,000	28,131,069
		377,204,254

Egypt–0.29%

Egyptian Financial Group-Hermes Holding Co.(a)	6,185,376	5,678,171

France–1.11%

Bollore S.A.	5,436,306	21,975,791

Hong Kong–3.92%

Galaxy Entertainment Group Ltd.	6,518,000	20,535,249
WH Group Ltd. (a)(c)	99,909,000	57,118,072
		77,653,321

Hungary–3.30%

Richter Gedeon Nyrt	3,354,462	65,453,511

Indonesia–5.94%

PT Bank Central Asia Tbk	24,641,600	23,637,486
PT Bank Mandiri Persero Tbk	30,063,300	21,197,059
PT Perusahaan Gas Negara Persero Tbk	67,048,000	11,864,407
PT Telekomunikasi Indonesia Persero Tbk	248,402,100	60,915,197
		117,614,149

	Shares	Value

Israel–3.42%

Israel Chemicals Ltd.	5,210,384	$21,358,156
Teva Pharmaceutical Industries Ltd. -ADR	755,127	46,425,208
		67,783,364

Malaysia–2.52%

Public Bank Berhad	11,209,800	49,840,260

Mexico–8.21%

America Movil S.A.B. de C.V. - Class L -ADR	1,145,257	16,193,934
Fomento Economico Mexicano, S.A.B. de C.V. -ADR	602,030	57,084,390
Grupo Televisa S.A.B. -ADR	2,208,805	58,489,156
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	12,925,370	30,867,726
		162,635,206

Nigeria–1.40%

Zenith Bank PLC	440,176,509	27,759,514

Peru–1.12%

Credicorp Ltd.	218,960	22,193,786

Philippines–4.22%

Energy Development Corp.	246,329,900	28,482,628
Philippine Long Distance Telephone Co.	434,810	20,319,933
SM Prime Holdings Inc.	78,138,700	34,883,299
		83,685,860

Poland–0.39%

Eurocash S.A.	577,031	7,803,844

Russia–6.79%

Gazprom PAO -ADR	3,731,713	13,498,659
Mobile TeleSystems PJSC -ADR	1,836,494	12,855,458
Sberbank PAO (a)	35,218,144	45,035,977
Sberbank PAO -Preference Shares(a)	35,854,175	32,545,874
Yandex N.V. -Class A(a)	2,272,126	30,491,931
		134,427,899

South Korea–1.00%

Samsung Electronics Co., Ltd.	20,445	19,732,086

Taiwan–3.40%
Taiwan Semiconductor Manufacturing Co. Ltd.	15,781,000	67,359,210

Thailand–4.07%

Kasikornbank PCL	16,868,700	80,659,803

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

	Shares	Value

Turkey–6.37%

Anadolu Efes Biracilik ve Malt Sanayii A.S.	3,443,512	$21,381,731
Eczacibasi Ilac Sanayi ve Ticaret A.S.	12,359,196	12,653,306
Haci Omer Sabanci Holding A.S.	23,428,223	67,926,103
Tupras-Turkiye Petrol Rafinerileri A.S. (a)	950,357	24,173,877
		126,135,017
Total Common Stocks & Other Equity Interests (Cost $2,157,040,990)		1,823,379,725

	Shares	Value

Money Market Funds–6.53%

Liquid Assets Portfolio –Institutional Class, 0.38% (d)	64,684,284	$64,684,284
Premier Portfolio –Institutional Class, 0.34% (d)	64,684,285	64,684,285
Total Money Market Funds (Cost $129,368,569)		129,368,569
TOTAL INVESTMENTS–98.58% (Cost $2,286,409,559)		1,952,748,294
OTHER ASSETS LESS LIABILITIES–1.42%		28,101,440
NET ASSETS–100.00%		$1,980,849,734

Investment Abbreviations:

ADR	—American Depositary Receipt
BDR	—Brazilian Depositary Receipt

Notes	to Schedule of Investments:

(a)	Non-income producing security.

(b)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2016 represented 1.60% of the Fund’s Net Assets. See Note 3.

(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2016 represented 2.88% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Developing Markets Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

Invesco Developing Markets Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2016, there were transfers from Level 1 to Level 2 of $288,914,348, due to foreign fair value adjustments.

Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total
Brazil	$307,784,679	$—	$—	$307,784,679
China	96,317,196	280,887,058	—	377,204,254
Egypt	5,678,171	—	—	5,678,171
France	—	21,975,791	—	21,975,791
Hong Kong	—	77,653,321	—	77,653,321
Hungary	—	65,453,511	—	65,453,511
Indonesia	—	117,614,149	—	117,614,149
Israel	46,425,208	21,358,156	—	67,783,364
Malaysia	—	49,840,260	—	49,840,260
Mexico	162,635,206	—	—	162,635,206
Nigeria	—	27,759,514	—	27,759,514
Peru	22,193,786	—	—	22,193,786
Philippines	—	83,685,860	—	83,685,860
Poland	—	7,803,844	—	7,803,844
Russia	43,347,389	91,080,510	—	134,427,899
South Korea	—	19,732,086	—	19,732,086
Taiwan	—	67,359,210	—	67,359,210
Thailand	—	80,659,803	—	80,659,803
Turkey	—	126,135,017	—	126,135,017
United States	129,368,569	—	—	129,368,569
Total Investments	$813,750,204	$1,138,998,090	$—	$1,952,748,294

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 01/31/16	Dividend Income
Fleury S.A.	$37,001,448	$—	$—	$(5,232,794)	$—	$31,768,654	$—

Invesco Developing Markets Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $0 and $324,778,010, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$313,079,352
Aggregate unrealized (depreciation) of investment securities	(651,044,396)
Net unrealized appreciation (depreciation) of investment securities	$(337,965,044)
Cost of investments for tax purposes is $2,290,713,338.

NOTE 5 — Subsequent Event

As of the open of business on February 26, 2016, the Fund will open sales of its shares to certain investors.

Invesco Developing Markets Fund

Invesco Emerging Markets Equity Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	EME-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.73%

Brazil–5.88%

BB Seguridade Participacoes S.A.	64,200	$371,311
Grendene S.A.	94,800	361,734
Multiplus S.A.	32,400	256,821
Raia Drogasil S.A.	45,100	467,781
		1,457,647

China–20.47%

Baidu, Inc. -ADR(a)	4,610	752,675
Bank of China Ltd. -Class H	1,337,000	529,190
Industrial & Commercial Bank of China Ltd. -Class H	1,054,000	552,790
Ping An Insurance (Group) Co. of China Ltd. -Class H	146,500	668,718
Shenzhou International Group Holdings Ltd.	119,000	639,075
Tencent Holdings Ltd.	75,100	1,418,758
Zhuzhou CSR Times Electric Co., Ltd. -Class H	99,500	513,613
		5,074,819

Hong Kong–4.49%

AIA Group Ltd.	103,400	578,605
Techtronic Industries Co. Ltd.	141,500	535,659
		1,114,264

India–10.94%

Axis Bank Ltd.	58,458	355,896
Britannia Industries Ltd.	7,631	304,203
Eicher Motors Ltd.	1,575	387,023
Emami Ltd.	28,457	424,161
LIC Housing Finance Ltd.	51,728	366,132
Maruti Suzuki India Ltd.	4,956	300,337
Tata Consultancy Services Ltd.	16,220	573,758
		2,711,510

Indonesia–5.80%

PT Bank Negara Indonesia (Persero) Tbk	1,153,900	416,041
PT Bank Rakyat Indonesia Persero Tbk	764,300	630,894
PT Matahari Department Store Tbk	332,400	390,392
		1,437,327

Mexico–5.79%

Fomento Economico Mexicano, S.A.B. de C.V. -ADR	6,797	644,492
Grupo Financiero Inbursa, S.A.B. de C.V. -Class O	270,900	437,427
Wal-Mart de México, S.A.B. de C.V. -Class V	141,200	354,655
		1,436,574

Peru–2.03%

Credicorp Ltd.	3,448	349,489
Intercorp Financial Services Inc.	7,606	153,261
		502,750

	Shares	Value

Russia–3.53%

Magnit PJSC -REGS -GDR(b)	11,377	$446,508
Sberbank PAO -ADR	77,614	429,314
		875,822

South Africa–3.64%

Clicks Group Ltd.	81,128	446,078
Mr. Price Group Ltd.	44,110	457,279
		903,357

South Korea–16.88%

AmorePacific Corp. (a)	1,373	468,117
AmorePacific Group (a)	3,017	379,193
BGF Retail Co., Ltd. (a)	2,905	524,271
CJ CGV Co., Ltd.	4,277	483,003
Hanssem Co., Ltd. (a)	2,731	622,102
KEPCO Plant Service & Engineering Co., Ltd. (a)	7,034	587,619
Medy-Tox Inc.	864	374,486
Ottogi Corp. (a)	380	448,093
Samsung Electronics Co., Ltd.	310	299,190
		4,186,074

Taiwan–12.50%

King Slide Works Co., Ltd.	48,000	627,289
Largan Precision Co., Ltd.	4,000	291,295
President Chain Store Corp.	124,000	821,932
Taiwan Semiconductor Manufacturing Co. Ltd.	318,000	1,357,343
		3,097,859

Thailand–5.31%

Delta Electronics (Thailand) PCL	196,000	439,370
Kasikornbank PCL	94,700	452,820
Thanachart Capital PCL	400,300	425,336
		1,317,526

United States–1.47%

Market Vectors® Vietnam ETF	26,100	364,356
Total Common Stocks & Other Equity Interests (Cost $26,044,171)		24,479,885

Money Market Funds–0.31%

Liquid Assets Portfolio –Institutional Class, 0.38% (c)	37,739	37,739
Premier Portfolio –Institutional Class, 0.34% (c)	37,739	37,739
Total Money Market Funds (Cost $75,478)		75,478
TOTAL INVESTMENTS–99.04% (Cost $26,119,649)		24,555,363
OTHER ASSETS LESS LIABILITIES–0.96%		238,368
NET ASSETS–100.00%		$24,793,731

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

Investment Abbreviations:

ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
GDR	—Global Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2016 represented 1.80% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Emerging Markets Equity Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

Invesco Emerging Markets Equity Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2016, there were transfers from Level 1 to Level 2 of $2,336,014, due to foreign fair value adjustments.

Invesco Emerging Markets Equity Fund

	Level 1	Level 2	Level 3	Total
Brazil	$1,457,647	$—	$—	$1,457,647
China	752,675	4,322,144	—	5,074,819
Hong Kong	—	1,114,264	—	1,114,264
India	—	2,711,510	—	2,711,510
Indonesia	—	1,437,327	—	1,437,327
Mexico	1,436,574	—	—	1,436,574
Peru	502,750	—	—	502,750
Russia	—	875,822	—	875,822
South Africa	—	903,357	—	903,357
South Korea	448,093	3,737,981	—	4,186,074
Taiwan	—	3,097,859	—	3,097,859
Thailand	—	1,317,526	—	1,317,526
United States	439,834	—	—	439,834
Total Investments	$5,037,573	$19,517,790	$—	$24,555,363

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $3,706,402 and $2,939,314, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,855,584
Aggregate unrealized (depreciation) of investment securities	(3,449,468)
Net unrealized appreciation (depreciation) of investment securities	$(1,593,884)
Cost of investments for tax purposes is $26,149,247.

Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Flexible Bond Fund

Effective February 26, 2016, after the close of the reporting period, Invesco Emerging Market Local Currency Debt Fund was renamed Invesco Emerging Markets Flexible Bond Fund.

Quarterly Schedule of Portfolio Holdings

January 31, 2016

invesco.com/us	EMFB-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–72.61%(a)

Brazil–5.69%

Banco Safra S.A., Sr. Unsec. Notes, 10.25%, 08/08/2016(b)	BRL	956,000	$228,530
REGS, Sr. Unsec. Euro Notes, 10.25%, 08/08/2016(b)	BRL	680,000	162,552
Brazil Letras do Tesouro Nacional, Unsec. Bonds, 0.00%, 07/01/2016(c)	BRL	4,600,000	1,088,586
Brazil Notas do Tesouro Nacional, Series F, Sr. Unsec. Notes, 10.00%, 01/01/2017	BRL	4,000,000	976,819
			2,456,487

Colombia–4.76%

Colombian Titulos De Tesoreria, Class B, Sr. Unsec. Bonds, 10.00%, 07/24/2024	COP	478,200,000	157,705
Unsec. Bonds, 7.75%, 09/18/2030	COP	3,800,000,000	1,015,585
Empresas Publicas de Medellin ESP, Sr. Unsec. Notes, 8.38%, 02/01/2021(b)	COP	1,000,000,000	293,548
REGS, Sr. Unsec. Euro Notes, 8.38%, 02/01/2021(b)	COP	2,000,000,000	587,096
			2,053,934

Hungary–4.10%

Hungary Government Bond, Series 20/B, Unsec. Bonds, 3.50%, 06/24/2020	HUF	130,000,000	479,478
Series 24/B, Unsec. Bonds, 3.00%, 06/26/2024	HUF	130,000,000	451,176
Series 25/B, Unsec. Bonds, 5.50%, 06/24/2025	HUF	201,500,000	837,816
			1,768,470

Indonesia–2.25%

Indonesia Treasury Bond, Series FR54, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	12,700,000,000	969,092

Malaysia–8.01%

Malaysia Government Bond, Series 0111, Sr. Unsec. Bonds, 4.16%, 07/15/2021	MYR	5,100,000	1,261,424
Series 0112, Sr. Unsec. Bonds, 3.42%, 08/15/2022	MYR	2,000,000	475,182
Series 0902, Sr. Unsec. Bonds, 4.38%, 11/29/2019	MYR	6,900,000	1,721,673
			3,458,279

		Principal Amount	Value

Mexico–10.07%

America Movil S.A.B. de C.V., Sr. Unsec. Euro Notes, 7.13%, 12/09/2024	MXN	27,500,000	$1,477,782
Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	47,000,000	2,866,634
			4,344,416

Peru–1.22%

Peruvian Government International Bond, Sr. Unsec. Notes, 5.70%, 08/12/2024(b)	PEN	300,000	77,855
8.20%, 08/12/2026(b)	PEN	1,496,000	449,973
			527,828

Philippines–0.47%

Philippine Government International Bond, Sr. Unsec. Global Bonds, 3.90%, 11/26/2022	PHP	10,000,000	202,804

Poland–6.79%

Poland Government Bond, Series 0421, Unsec. Bonds, 2.00%, 04/25/2021	PLN	10,000,000	2,412,065
Series 1020, Unsec. Bonds, 5.25%, 10/25/2020	PLN	800,000	222,918
Series 1021, Unsec. Bonds, 5.75%, 10/25/2021	PLN	1,015,000	292,829
			2,927,812

Romania–2.10%

Romania Government Bond, Series 5Y, Unsec. Bonds, 5.90%, 07/26/2017	RON	1,700,000	434,325
Series 10Y, Unsec. Bonds, 4.75%, 02/24/2025	RON	1,800,000	472,105
			906,430

Russia–4.03%

Russian Federal Bond – OFZ, Series 5080, Unsec. Bonds, 7.40%, 04/19/2017	RUB	11,500,000	148,671
Series 6206, Unsec. Bonds, 7.40%, 06/14/2017	RUB	37,000,000	475,705
Series 6208, Unsec. Bonds, 7.50%, 02/27/2019	RUB	40,000,000	496,403
Series 6212, Unsec. Bonds, 7.05%, 01/19/2028	RUB	47,916,000	511,555
Series 6215, Unsec. Bonds, 7.00%, 08/16/2023	RUB	9,615,000	107,919
			1,740,253

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Flexible Bond Fund

		Principal Amount		Value

South Africa–4.67%

South Africa Government Bond, Series R208, Sr. Unsec. Bonds, 6.75%, 03/31/2021	ZAR	35,000,000		$2,014,519

Supranational–3.94%

European Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 0.00%, 12/31/2018(c)	ZAR	5,600,000		275,643
European Investment Bank, REGS, Sr. Unsec. Medium-Term Euro Notes, 7.20%, 07/09/2019(b)	IDR	3,080,000,000		209,426
International Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 7.00%, 06/07/2023	ZAR	17,000,000		948,181
Series GDIF, Sr. Unsec. Medium-Term Euro Notes, 7.68%, 08/10/2016	ZAR	4,250,000		266,683
				1,699,933

Thailand–4.72%

Thailand Government Bond, Sr. Unsec. Bonds, 3.65%, 12/17/2021	THB	43,600,000		1,335,454
3.88%, 06/13/2019	THB	23,290,000		701,837
				2,037,291

Turkey–9.79%

Turkey Government Bond, Unsec. Bonds, 7.10%, 03/08/2023	TRY	2,030,000		570,090
8.00%, 03/12/2025	TRY	1,010,000		292,355
8.20%, 11/16/2016	TRY	4,850,000		1,614,096
8.50%, 07/10/2019	TRY	499,989		159,445
8.80%, 09/27/2023	TRY	1,079,000		332,042
9.00%, 07/24/2024	TRY	1,250,000		389,739
Series 5Y, Unsec. Bonds, 6.30%, 02/14/2018	TRY	1,637,811		512,595
Series CPI, Unsec. Bonds, 4.00%, 04/01/2020	TRY	997,931	(d)	355,396
				4,225,758
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $38,687,252)				31,333,306

Credit-Linked Securities –14.37%

Germany–2.97%

Deutsche Bank A.G., Sr. Unsec. Medium-Term Euro Notes, 8.38%, 03/17/2034 (Credit-Linked to Indonesia Government Bonds, 8.38%, 03/15/2034) (Cost $1,351,353) (b)	IDR	18,300,000,000		1,281,704

		Principal Amount	Value

United Kingdom–10.76%

Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 7.80%, 05/05/2020 (Credit-Linked to India Government Bonds, 7.80%, 05/03/2020) (Cost $539,541)	INR	33,600,000	$499,122
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 8.12%, 12/14/2020 (Credit-Linked to India Government Bonds, 8.12%, 12/10/2020) (Cost $666,527)	INR	40,000,000	602,698
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 8.28%, 09/23/2027 (Credit-Linked to India Government Bonds, 8.28%, 09/21/2027) (Cost $929,768)	INR	58,000,000	876,761
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 8.38%, 03/17/2034 (Credit-Linked to Indonesia Government Bonds, 8.38%, 03/15/2034) (Cost $1,421,856)	IDR	16,304,000,000	1,141,907
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 8.40%, 07/30/2024 (Credit-Linked to India Government Bonds, 8.40%, 07/28/2024) (Cost $1,644,974) (b)	INR	100,000,000	1,525,869
			4,646,357

United States–0.64%

JP Morgan Chase Bank N.A., Unsec. Medium-Term Euro Notes, 8.25%, 06/17/2032 (Credit-Linked to Indonesia Government Bonds, 8.25%, 06/15/2032) (Cost $493,949) (b)	IDR	4,000,000,000	274,912
Total Credit-Linked Securities (Cost $7,047,968)			6,202,973

U.S. Dollar Denominated Bonds and Notes–3.80%

Argentina–1.12%

Argentina Bonar Bonds, Series X, Sr. Unsec. Bonds, 7.00%, 04/17/2017		$470,000	484,335

Colombia–1.36%

SUAM Finance B.V., REGS, Sr. Unsec. Gtd. Euro Notes, 4.88%, 04/17/2024(b)		600,000	588,000

Peru–1.32%

Peruvian Government International Bond, Sr. Unsec. Global Bonds, 4.13%, 08/25/2027		574,000	566,489
Total U.S. Dollar Denominated Bonds and Notes (Cost $1,636,871)			1,638,824

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Flexible Bond Fund

	Shares	Value

Money Market Funds–3.75%

Liquid Assets Portfolio –Institutional Class, 0.38% (e)	808,584	$808,584
Premier Portfolio –Institutional Class, 0.34% (e)	808,583	808,583
Total Money Market Funds (Cost $1,617,167)		1,617,167
TOTAL INVESTMENTS–94.53% (Cost $48,989,258)		40,792,270
OTHER ASSETS LESS LIABILITIES–5.47%		2,361,097
NET ASSETS–100.00%		$43,153,367

Investment Abbreviations:

BRL	—	Brazilian Real	PHP	—	Philippines Peso

COP	—	Colombian Peso	PLN	—	Poland Zloty

CPI.	—	Consumer Price Index	REGS	—	Regulation S

Gtd.	—	Guaranteed	RON	—	Romanian Leu

HUF	—	Hungary Forint	RUB	—	Russian Rouble

IDR	—	Indonesian Rupiah	Sr.	—	Senior

INR	—	Indian Rupee	THB	—	Thailand Baht

MXN	—	Mexican Peso	TRY	—	New Turkish Lire

MYR	—	Malaysian Ringgit	Unsec.	—	Unsecured

PEN	—	Peru Nuevo Sol	ZAR	—	South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $5,679,465, which represented 13.16% of the Fund’s Net Assets.
(c)	Zero coupon bond issued at a discount.
(d)	Principal amount of security and interest payments are adjusted for inflation. See Note 1E.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Flexible Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Emerging Markets Flexible Bond Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statement of Operations.
E.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
F.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding)

Invesco Emerging Markets Flexible Bond Fund

F.	Foreign Currency Translations – (continued)

are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

G.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

H.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Emerging Markets Flexible Bond Fund

	Level 1	Level 2	Level 3	Total
Money Market Funds	$1,617,167	$—	$—	$1,617,167
Credit-Linked Securities	—	6,202,973	—	6,202,973
Corporate Debt Securities	—	588,000	—	588,000
Foreign Debt Securities	—	4,449,441	—	4,449,441
Foreign Sovereign Debt Securities	—	27,934,689	—	27,934,689
	1,617,167	39,175,103	—	40,792,270
Forward Foreign Currency Contracts*	—	66,128	—	66,128
Total Investments	$1,617,167	$39,241,231	$—	$40,858,398

* Unrealized appreciation.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Currency risk:
Forward foreign currency contracts	$265,400	$(199,272)

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain (Loss) :
Currency risk	$ (453,128)
Change in Net Unrealized Appreciation:
Currency risk	3,613
Total	$ (449,515)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$27,589,086

Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
02/02/16	Goldman Sachs International	BRL	5,922,000	USD	1,466,677	$1,479,083	$(12,406)
02/02/16	Goldman Sachs International	USD	1,546,756	BRL	5,922,000	1,479,082	(67,674)
02/19/16	Goldman Sachs International	CNY	4,500,000	USD	685,976	682,199	3,777
02/19/16	Goldman Sachs International	USD	694,230	CNY	4,500,000	682,199	(12,031)
03/02/16	Goldman Sachs International	USD	1,454,894	BRL	5,922,000	1,466,538	11,644
04/29/16	Deutsche Bank Securities Inc.	KRW	2,100,000,000	USD	1,747,279	1,733,735	13,544
04/29/16	Goldman Sachs International	MYR	5,600,000	USD	1,307,128	1,349,531	(42,403)
04/29/16	Goldman Sachs International	PLN	3,560,000	USD	861,387	871,429	(10,042)
04/29/16	Goldman Sachs International	RON	3,800,000	USD	909,731	904,231	5,500
04/29/16	Goldman Sachs International	TRY	300,000	USD	96,880	98,930	(2,050)
04/29/16	Goldman Sachs International	USD	383,718	COP	1,300,000,000	391,275	7,557
04/29/16	Goldman Sachs International	USD	706,782	HUF	203,000,000	705,607	(1,175)
04/29/16	Goldman Sachs International	USD	183,395	IDR	2,600,000,000	186,529	3,134
04/29/16	Goldman Sachs International	USD	364,113	INR	25,000,000	363,251	(862)
04/29/16	Goldman Sachs International	USD	1,200,900	MXN	22,400,168	1,227,954	27,054
04/29/16	Goldman Sachs International	USD	1,818,711	PLN	7,500,000	1,835,875	17,164
04/29/16	Goldman Sachs International	USD	1,066,216	RUB	87,000,000	1,124,129	57,913
04/29/16	Goldman Sachs International	USD	429,346	THB	15,500,000	432,642	3,296
04/29/16	Goldman Sachs International	USD	990,737	ZAR	16,000,000	989,670	(1,067)
09/02/16	Deutsche Bank Securities Inc.	CNY	10,200,000	USD	1,537,302	1,501,954	35,348
09/02/16	Goldman Sachs International	USD	1,551,516	CNY	10,200,000	1,501,954	(49,562)
11/21/16	Goldman Sachs International	CNY	15,000,000	USD	2,270,264	2,190,795	79,469
Total Forward Foreign Currency Contracts—Currency Risk							$66,128

Currency Abbreviations:

BRL – Brazilian Real	CNY – Chinese Yuan Renminbi	COP – Colombian Peso	HUF – Hungarian Forint	IDR – Indonesian Rupiah
INR – Indian Rupee	KRW – South Korean Won	MXN – Mexican Peso	MYR – Malaysian Ringgit	PLN – Poland Zloty
RON – Romanian Leu	RUB – Russian Ruble	THB – Thai Baht	TRY – Turkish Lira	USD – U.S. Dollar
ZAR – South African Rand

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $9,369,178 and $12,299,400, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$159,512
Aggregate unrealized (depreciation) of investment securities	(8,628,821)
Net unrealized appreciation (depreciation) of investment securities	$(8,469,309)
Cost of investments for tax purposes is $49,261,579.

Invesco Emerging Markets Flexible Bond Fund

NOTE 5 — Significant Event

Effective December 4, 2015, the Board of Trustees recently approved changes to the Fund’s investment strategies to reposition the Fund as an unconstrained emerging markets debt securities fund, including the Fund’s name change to Invesco Emerging Markets Flexible Bond Fund. The Fund will have expanded investment derivative capabilities primarily through its investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. These changes are scheduled to take effect on or about February 26, 2016.

Invesco Emerging Markets Flexible Bond Fund

Invesco Endeavor Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	END-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–89.20%

Agricultural & Farm Machinery–2.94%

Deere & Co.	121,955	$9,391,755

Air Freight & Logistics–3.61%

Echo Global Logistics, Inc. (b)	523,511	11,522,477

Airlines–2.67%

Ryanair Holdings PLC -ADR (Ireland)	108,903	8,532,550

Apparel Retail–5.02%

Francesca’s Holdings Corp. (b)	285,573	5,205,996
Ross Stores, Inc.	192,554	10,833,088
		16,039,084

Asset Management & Custody Banks–6.50%

Affiliated Managers Group, Inc. (b)	52,381	7,029,006
Oaktree Capital Group LLC	313,522	13,719,723
		20,748,729

Automotive Retail–2.27%

CarMax, Inc. (b)	163,762	7,235,005

Communications Equipment–3.13%

Plantronics, Inc.	223,115	10,002,246

Construction & Engineering–5.80%

Orion Marine Group, Inc. (b)(c)	2,967,817	10,713,819
Quanta Services, Inc. (b)	416,722	7,792,702
		18,506,521

Consumer Finance–5.35%

Encore Capital Group, Inc. (b)	744,632	17,066,966

Education Services–3.06%

Capella Education Co.	222,285	9,760,534

Health Care Distributors–2.07%

Patterson Cos. Inc.	155,922	6,620,448

Health Care Equipment–4.32%

Zimmer Biomet Holdings, Inc.	139,130	13,810,044

Home Entertainment Software–1.41%

Activision Blizzard, Inc.	129,282	4,501,599

Industrial Conglomerates–2.81%

DCC PLC (United Kingdom)	115,914	8,980,799

Integrated Oil & Gas–3.02%

Cenovus Energy Inc. (Canada)	781,807	9,632,715

IT Consulting & Other Services–3.86%

Cognizant Technology Solutions Corp. -Class A (b)	194,619	12,321,329

	Shares	Value

Life & Health Insurance–3.21%

Unum Group	357,374	$10,235,191

Managed Health Care–3.19%

UnitedHealth Group Inc.	88,556	10,198,109

Multi-Line Insurance–2.00%

Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	258,042	6,377,131

Oil & Gas Equipment & Services–0.82%

Newalta Corp. (Canada)	1,294,156	2,605,218

Oil & Gas Exploration & Production–3.28%

Devon Energy Corp.	241,342	6,733,442
Ultra Petroleum Corp. (b)	1,653,175	3,736,175
		10,469,617

Real Estate Operating Companies–5.77%

Brookfield Property Partners L.P.	883,377	18,427,244

Research & Consulting Services–3.18%

FTI Consulting, Inc. (b)	299,260	10,141,921

Semiconductor Equipment–2.34%

Ultratech, Inc. (b)	370,318	7,469,314

Technology Distributors–2.11%

CDW Corp.	175,525	6,748,936

Trading Companies & Distributors–5.46%

Grafton Group PLC (United Kingdom) (d)	800,726	8,057,719
Titan Machinery, Inc. (b)(c)	1,105,638	9,386,867
		17,444,586
Total Common Stocks & Other Equity Interests (Cost $314,691,806)		284,790,068

Money Market Funds–10.47%

Liquid Assets Portfolio –Institutional Class, 0.38% (e)	16,712,458	16,712,458
Premier Portfolio –Institutional Class, 0.34% (e)	16,712,459	16,712,459
Total Money Market Funds (Cost $33,424,917)		33,424,917
TOTAL INVESTMENTS–99.67% (Cost $348,116,723)		318,214,985
OTHER ASSETS LESS LIABILITIES–0.33%		1,062,206
NET ASSETS–100.00%		$319,277,191

Investment Abbreviations:

ADR	—American Depositary Receipt

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of January 31, 2016 was $20,100,686, which represented 6.30% of the Fund’s Net Assets. See Note 3.
(d)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Endeavor Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

Invesco Endeavor Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$294,799,336	$23,415,649	$—	$318,214,985

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 01/31/16	Interest/ Dividend Income
Orion Marine Group, Inc.	$10,999,464	$604,141	$—	$(889,786)	$—	$10,713,819	$—
Titan Machinery, Inc.	12,224,154	1,001,624	—	(3,838,911)	—	9,386,867	—
Total	$23,223,618	$1,605,765	$—	$(4,728,697)	$—	$20,100,686	$—

Invesco Endeavor Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $31,056,025 and $44,064,104, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$63,985,947
Aggregate unrealized (depreciation) of investment securities	(94,130,795)
Net unrealized appreciation (depreciation) of investment securities	$(30,144,848)
Cost of investments for tax purposes is $348,359,833.

Invesco Endeavor Fund

Invesco Global Health Care Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	GHC-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.29%

Biotechnology–28.56%

AbbVie Inc.	863,687	$47,416,416
ACADIA Pharmaceuticals Inc. (b)	322,242	6,667,187
Alder Biopharmaceuticals, Inc. (b)	378,389	9,149,446
Alexion Pharmaceuticals, Inc. (b)	147,641	21,545,251
AMAG Pharmaceuticals, Inc. (b)	206,470	4,730,228
Amgen Inc.	289,502	44,215,640
Atara Biotherapeutics Inc. (b)	73,921	1,337,970
Biogen Inc. (b)	259,318	70,809,373
BioMarin Pharmaceutical Inc. (b)	347,028	25,687,013
Bluebird Bio, Inc. (b)	149,755	6,193,867
Celgene Corp. (b)	450,131	45,157,142
DBV Technologies S.A. -ADR (France) (b)	525,061	13,646,335
Evolutionary Genomics, Inc. (b)(c)	9,944	19,888
Flexion Therapeutics, Inc. (b)	270,244	4,183,377
Gilead Sciences, Inc.	275,056	22,829,648
Heron Therapeutics, Inc. (b)	604,076	12,679,555
Incyte Corp. (b)	324,884	22,923,815
Medivation Inc. (b)	453,814	14,839,718
Neurocrine Biosciences, Inc. (b)	179,752	7,648,448
Prothena Corp. PLC (Ireland) (b)	174,016	6,777,923
REGENXBIO Inc. (b)	201,684	2,803,408
Sarepta Therapeutics, Inc. (b)	236,989	2,815,429
Spark Therapeutics, Inc. (b)	234,287	6,599,865
Synergy Pharmaceuticals, Inc. (b)	1,432,859	5,373,221
United Therapeutics Corp. (b)	71,093	8,757,236
Vanda Pharmaceuticals Inc. (b)	217,399	1,854,413
Vertex Pharmaceuticals Inc. (b)	368,457	33,437,473
		450,099,285

Drug Retail–0.62%

Raia Drogasil S.A. (Brazil)	945,978	9,811,754

Health Care Distributors–2.07%

Cardinal Health, Inc.	226,456	18,426,725
McKesson Corp.	88,248	14,206,163
		32,632,888

Health Care Equipment–4.28%

Olympus Corp. (Japan)	717,200	27,944,296
ResMed Inc.	294,631	16,705,578
Wright Medical Group N.V. (b)	1,140,738	22,757,723
		67,407,597

Health Care Facilities–4.02%

Brookdale Senior Living Inc. (b)	723,058	11,771,384
HCA Holdings, Inc. (b)	412,007	28,667,447
Tenet Healthcare Corp. (b)	147,173	3,991,332

	Shares	Value

Health Care Facilities–(continued)

Universal Health Services, Inc. -Class B	167,720	$18,891,981
		63,322,144

Health Care Services–2.45%

Air Methods Corp. (b)	309,568	12,054,578
Express Scripts Holding Co. (b)	364,270	26,180,085
InnovaCare Inc. (b)(d)	805,748	322,299
		38,556,962

Life Sciences Tools & Services–4.62%

Agilent Technologies, Inc.	292,823	11,024,786
Thermo Fisher Scientific, Inc.	468,298	61,843,434
		72,868,220

Managed Health Care–4.47%

Aetna Inc.	319,666	32,554,785
Qualicorp S.A. (Brazil)	674,900	2,276,556
UnitedHealth Group Inc.	308,879	35,570,506
		70,401,847

Pharmaceuticals–47.20%

Agile Therapeutics, Inc. (b)	453,601	2,766,966
Akorn, Inc. (b)	343,364	8,924,030
Allergan PLC (b)	215,313	61,241,477
AstraZeneca PLC -ADR (United Kingdom)	865,164	27,875,584
Bayer AG (Germany)	212,721	23,863,502
Bristol-Myers Squibb Co.	755,180	46,941,989
Cempra, Inc. (b)	281,479	4,849,883
Dermira, Inc. (b)	368,109	10,307,052
Eli Lilly and Co.	477,760	37,790,816
Endo International PLC (b)	461,956	25,624,699
GlaxoSmithKline PLC –ADR (United Kingdom)	483,354	19,957,687
Hikma Pharmaceuticals PLC (Jordan)	401,579	11,593,549
Jazz Pharmaceuticals PLC (b)	172,512	22,209,195
Johnson & Johnson	267,322	27,919,110
Lipocine Inc. (b)	722,936	6,549,800
Locus Pharmaceuticals, Inc. (Acquired 11/21/2000-05/09/2007; Cost $6,852,940) (b)(d)(e)	258,824	0
Medicines Co. (The) (b)	254,716	8,802,985
Merck & Co., Inc.	1,355,587	68,687,593
Mylan N.V. (b)	447,005	23,552,694
Nippon Shinyaku Co., Ltd. (Japan)	568,000	19,771,396
Novartis AG -ADR (Switzerland)	496,245	38,692,223
Pfizer Inc.	912,864	27,833,223
Roche Holding AG (Switzerland)	277,079	72,085,096
Sanofi -ADR (France)	921,663	38,378,047
Shire PLC -ADR (Ireland)	369,410	62,171,703

See accompanying notes which are an integral part of this schedule.

Invesco Global Health Care Fund

	Shares	Value

Pharmaceuticals–(continued)

Supernus Pharmaceuticals Inc. (b)	795,389	$9,019,711
Teva Pharmaceutical Industries Ltd. -ADR (Israel)	510,192	31,366,604
Zogenix, Inc. (b)	547,363	5,189,001
		743,965,615
Total Common Stocks & Other Equity Interests (Cost $1,254,263,176)		1,549,066,312

Preferred Stock–0.00%

Health Care Equipment–0.00%
Intact Medical Corp. -Series C, Pfd. (Acquired 03/26/2001; Cost $2,000,001) (d)(e)	2,439,026	0

	Shares	Value

Money Market Funds–2.19%

Liquid Assets Portfolio –Institutional Class, 0.38% (f)	17,256,199	$17,256,199
Premier Portfolio –Institutional Class, 0.34% (f)	17,256,199	17,256,199
Total Money Market Funds (Cost $34,512,398)		34,512,398
TOTAL INVESTMENTS–100.48% (Cost $1,290,775,575)		1,583,578,710
OTHER ASSETS LESS LIABILITIES–(0.48)%		(7,509,480)
NET ASSETS–100.00%		$1,576,069,230

Investment Abbreviations:

ADR	—American Depositary Receipt
Pfd.	—Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2016 represented less than 1% of the Fund’s Net Assets. See Note 3.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $322,299, which represented less than 1% of the Fund’s Net Assets.
(e)	Security is considered venture capital. See Note 1F.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Global Health Care Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Global Health Care Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

Invesco Global Health Care Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,427,978,684	$155,257,839	$342,187	$1,583,578,710

Invesco Global Health Care Fund

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 01/31/16	Dividend Income
Evolutionary Genomics, Inc.	$29,060	$—	$—	$(9,172)	$—	$19,888	$—

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $68,805,396 and $137,959,505, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$413,425,666
Aggregate unrealized (depreciation) of investment securities	(120,626,933)
Net unrealized appreciation of investment securities	$292,798,733
Cost of investments for tax purposes is $1,290,779,977.

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	GBLI-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.70%

Australia–5.57%

APA Group	20,843	$126,154
AusNet Services	35,746	37,321
Macquarie Atlas Roads Group	12,518	38,065
Transurban Group	27,153	208,034
		409,574

Canada–11.00%

Enbridge Inc.	13,840	480,747
TransCanada Corp.	9,455	328,362
		809,109

China–2.20%

Beijing Capital International Airport Co. Ltd. -Class H	66,000	60,016
Beijing Enterprises Holdings Ltd.	3,000	15,041
Beijing Enterprises Water Group Ltd.	44,000	21,947
China Resources Gas Group Ltd.	11,335	28,316
Zhejiang Expressway Co., Ltd. -Class H	42,000	36,370
		161,690

France–4.29%

Eiffage S.A.	1,239	85,487
Eutelsat Communications S.A.	2,204	71,597
Groupe Eurotunnel SE - REGS (a)	7,919	91,423
Vinci S.A.	987	66,937
		315,444

Hong Kong–1.69%

Hong Kong & China Gas Co. Ltd.	71,200	124,394

Italy–7.43%

Atlantia S.p.A.	11,719	306,195
Snam S.p.A.	42,900	240,384
		546,579

Japan–1.86%

Japan Airport Terminal Co., Ltd.	1,800	71,982
West Japan Railway Co.	1,000	64,762
		136,744

Mexico–0.59%

Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	315	43,060

Netherlands–0.39%

Koninklijke Vopak NV	656	28,537

New Zealand–0.57%

Auckland International Airport Ltd.	11,559	41,780

Spain–3.50%

Aena S.A. (a)(b)	1,086	121,128

See accompanying notes which are an integral part of this schedule.

	Shares	Value

Spain–(continued)

Ferrovial S.A.	6,187	$136,327
		257,455

United Kingdom–11.06%

National Grid PLC	43,499	613,115
Pennon Group PLC	3,518	44,530
Severn Trent PLC	2,176	68,167
United Utilities Group PLC	6,414	87,763
		813,575

United States–47.55%

American Tower Corp.	4,850	457,549
American Water Works Co., Inc.	2,181	141,569
Atmos Energy Corp.	2,712	187,725
California Water Service Group	5,987	150,214
Cheniere Energy, Inc. (b)	1,936	58,177
Columbia Pipeline Group, Inc.	2,028	37,619
Consolidated Edison, Inc.	931	64,602
Crown Castle International Corp.	4,435	382,297
Eversource Energy	5,332	286,861
InfraREIT Inc.	7,290	140,916
ITC Holdings Corp.	2,351	93,805
Kinder Morgan Inc.	21,953	361,127
NiSource Inc.	4,391	92,255
ONE Gas, Inc.	1,103	62,386
ONEOK, Inc.	752	18,732
Pattern Energy Group Inc.	3,792	71,858
PG&E Corp.	5,553	304,915
SBA Communications Corp. -Class A (b)	860	85,381
Sempra Energy	2,892	274,017
Southwest Gas Corp.	479	28,179
Spectra Energy Corp.	2,211	60,692
Williams Cos., Inc. (The)	7,013	135,351
		3,496,227
Total Common Stocks & Other Equity Interests (Cost $7,501,204)		7,184,168

Master Limited Partnerships–1.40%

United States–1.40%

Tesoro Logistics L.P.	1,260	55,856
Valero Energy Partners L.P.	1,065	47,265
Total Master Limited Partnerships (Cost $109,637)		103,121

Invesco Global Infrastructure Fund

	Shares	Value

Money Market Funds–1.31%

Liquid Assets Portfolio –Institutional Class, 0.38% (c)	48,035	$48,035
Premier Portfolio –Institutional Class, 0.34% (c)	48,035	48,035
Total Money Market Funds (Cost $96,070)		96,070
TOTAL INVESTMENTS–100.41% (Cost $7,706,911)		7,383,359
OTHER ASSETS LESS LIABILITIES–(0.41)%		(30,334)
NET ASSETS–100.00%		$7,353,025

Investment Abbreviations:

ADR	—American Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $212,551, which represented 2.89% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Global Infrastructure Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Global Infrastructure Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities. The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

E.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
F.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results

Invesco Global Infrastructure Fund

F.	Foreign Currency Translations – (continued)

of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

G.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Global Infrastructure Fund

During the three months ended January 31, 2016, there were transfers from Level 1 to Level 2 of $1,050,262, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$409,574	$—	$409,574
Canada	809,109	—	—	809,109
China	—	161,690	—	161,690
France	—	315,444	—	315,444
Hong Kong	—	124,394	—	124,394
Italy	—	546,579	—	546,579
Japan	—	136,744	—	136,744
Mexico	43,060	—	—	43,060
Netherlands	—	28,537	—	28,537
New Zealand	—	41,780	—	41,780
Spain	—	257,455	—	257,455
United Kingdom	—	813,575	—	813,575
United States	3,695,418	—	—	3,695,418
Total Investments	$4,547,587	$2,835,772	$—	$7,383,359

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $2,241,159 and $1,901,662, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$334,654
Aggregate unrealized (depreciation) of investment securities	(858,074)
Net unrealized appreciation (depreciation) of investment securities	$(523,420)
Cost of investments for tax purposes is $7,906,779.

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	GMN-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–87.22%

Australia–3.27%

Blackmores Ltd.	1,285	$175,836
Caltex Australia Ltd.	9,687	257,240
Star Entertainment Group Ltd. (The)	68,574	263,191
		696,267

Canada–3.37%

ARC Resources Ltd.	16,500	221,790
Barrick Gold Corp.	7,000	69,608
Canadian Tire Corp., Ltd. -Class A	1,000	81,486
Dollarama Inc.	2,700	144,883
Metro Inc.	1,800	53,209
Stantec Inc.	1,200	29,245
Suncor Energy, Inc.	1,500	35,529
Teck Resources Ltd. -Class B	21,500	80,269
		716,019

China–1.38%

Yangzijiang Shipbuilding Holdings Ltd.	444,700	292,998

Denmark–3.17%

Pandora A/S	2,410	321,829
Vestas Wind Systems A/S	5,417	353,610
		675,439

France–2.25%

Peugeot S.A. (a)	20,554	305,523
Technicolor S.A.	7,992	56,820
Valeo S.A.	902	117,125
		479,468

Germany–5.28%

Aurubis AG	2,106	85,649
Continental AG	320	66,769
Duerr AG	350	23,600
Gerresheimer AG	670	47,327
KUKA AG	1,237	94,768
Nordex SE (a)	5,592	180,518
PATRIZIA Immobilien AG (a)	5,747	147,287
ProSiebenSat.1 Media SE	7,311	363,584
Salzgitter AG	3,049	65,160
Suedzucker AG	3,302	49,848
		1,124,510

Israel–0.28%

Bezeq The Israeli Telecommunication Corp. Ltd.	27,543	59,698

Italy–0.39%

A2A S.p.A.	35,738	42,718
Ferrari N.V. (a)	1,027	40,721
		83,439

	Shares	Value

Japan–19.82%

Asahi Glass Co., Ltd.	5,000	$30,531
Brother Industries, Ltd.	2,500	25,199
Dai Nippon Printing Co., Ltd.	32,000	300,392
Daiichi Sankyo Co., Ltd.	9,800	204,703
Daiichikosho Co., Ltd.	2,400	96,598
Daito Trust Construction Co., Ltd.	300	38,185
DeNA Co., Ltd.	9,700	139,989
Denka Co. Ltd.	54,000	238,958
FamilyMart Co., Ltd.	3,900	182,516
Ibiden Co., Ltd.	17,500	246,100
Iida Group Holdings Co., Ltd.	21,800	387,749
Kaken Pharmaceutical Co., Ltd.	1,400	92,309
Konica Minolta Inc.	11,000	92,413
Marubeni Corp.	17,400	83,766
Medipal Holdings Corp.	6,900	112,246
Miraca Holdings Inc.	2,000	82,305
Mitsubishi Corp.	3,200	51,234
Mitsui & Co., Ltd.	16,500	187,244
Nippon Electric Glass Co., Ltd.	14,000	72,422
Nippon Paper Industries Co., Ltd.	2,500	40,175
Nippon Telegraph & Telephone Corp.	9,400	399,881
Nomura Real Estate Holdings, Inc.	3,900	68,769
Osaka Gas Co., Ltd.	23,000	87,209
TDK Corp.	1,800	98,687
Tokyo Gas Co., Ltd.	66,000	303,441
Toppan Printing Co., Ltd.	26,000	226,243
West Japan Railway Co.	5,100	330,286
		4,219,550

Jordan–0.45%

Hikma Pharmaceuticals PLC	3,323	95,935

Macau–0.25%

MGM China Holdings Ltd.	43,600	52,576

Netherlands–0.86%

Heineken N.V.	718	62,439
NXP Semiconductors N.V. (a)	1,600	119,648
		182,087

New Zealand–0.55%

SKYCITY Entertainment Group Ltd.	29,153	88,756
Spark New Zealand Ltd.	13,027	28,500
		117,256

Norway–0.22%

DNB ASA	3,810	46,214

Singapore–0.62%

SATS Ltd.	47,900	130,795

Spain–1.43%

Endesa, S.A.	15,797	304,768

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

Sweden–0.99%

Intrum Justitia AB	3,627	$120,098
Loomis AB -Class B	3,027	90,484
		210,582

Switzerland–1.50%

Forbo Holding AG	78	83,040
Georg Fischer AG	232	153,210
Lonza Group AG	545	83,473
		319,723

United Kingdom–4.71%

AstraZeneca PLC	673	43,035
Fiat Chrysler Automobiles N.V.	10,270	72,393
ITV PLC	90,704	346,374
Moneysupermarket.com Group PLC	60,017	290,158
Next PLC	650	64,348
Royal Dutch Shell PLC -Class B	1,828	39,973
Subsea 7 S.A. (a)	5,792	34,851
WH Smith PLC	4,232	111,601
		1,002,733

United States–36.43%

AbbVie Inc.	2,200	120,780
Abercrombie & Fitch Co. -Class A	2,700	70,848
AECOM (a)	2,000	54,880
Amgen Inc.	800	122,184
AmSurg Corp. (a)	1,200	87,828
Annaly Capital Management Inc.	6,200	58,900
Apple Inc.	3,700	360,158
Best Buy Co., Inc.	4,500	125,685
Brocade Communications Systems, Inc.	9,800	78,204
Bunge Ltd.	3,500	217,035
Cabot Corp.	5,800	233,972
Cardinal Health, Inc.	800	65,096
Cepheid, Inc. (a)	2,200	64,790
Chesapeake Energy Corp.	20,100	68,139
Cisco Systems, Inc.	5,500	130,845
Citigroup Inc.	6,900	293,802
Cobalt International Energy, Inc. (a)	26,800	101,572
Comcast Corp. -Class A	2,200	122,562
Community Health Systems Inc. (a)	2,200	47,256
Computer Sciences Corp.	1,200	38,484
CSRA Inc.	1,200	32,136
Dean Foods Co.	12,500	249,750
Devon Energy Corp.	800	22,320
Frontier Communications Corp.	15,800	71,890
GameStop Corp. -Class A	2,700	70,767
General Dynamics Corp.	1,200	160,524
General Electric Co.	6,000	174,600
Gilead Sciences, Inc.	3,200	265,600
Guess?, Inc.	2,800	51,912
Hess Corp.	5,000	212,500
HollyFrontier Corp.	600	20,982
Huntington Ingalls Industries, Inc.	1,000	127,880
Intel Corp.	9,500	294,690
InterDigital, Inc.	3,000	135,120
Juniper Networks, Inc.	7,800	184,080
Leidos Holdings, Inc.	6,700	309,004

	Shares	Value

United States–(continued)

LyondellBasell Industries N.V. -Class A	800	$62,376
ManpowerGroup Inc.	300	22,905
Marathon Petroleum Corp.	1,200	50,148
Murphy Oil Corp.	1,200	23,532
Myriad Genetics, Inc. (a)	1,700	66,249
NetApp, Inc.	2,700	59,211
NeuStar, Inc. -Class A (a)	1,700	41,786
Newfield Exploration Co. (a)	2,500	72,675
Newmont Mining Corp.	15,100	301,396
Noble Corp. PLC	30,700	239,153
NVIDIA Corp.	6,300	184,527
Pilgrim’s Pride Corp. (a)	11,700	259,506
Pitney Bowes Inc.	3,700	72,446
Polycom, Inc. (a)	3,100	31,589
Public Storage	800	202,848
Superior Energy Services, Inc.	5,400	55,674
Target Corp.	700	50,694
Tech Data Corp. (a)	1,300	81,120
Tesoro Corp.	800	69,800
Transocean Ltd.	21,400	222,988
United Therapeutics Corp. (a)	900	110,862
Valero Energy Corp.	4,900	332,563
VeriSign, Inc. (a)	1,900	143,640
Voya Financial, Inc.	1,000	30,580
Western Union Co. (The)	6,700	119,528
		7,754,571
Total Common Stocks & Other Equity Interests (Cost $19,349,335)		18,564,628

Money Market Funds–6.14%

Liquid Assets Portfolio –Institutional Class, 0.38% (b)	653,981	653,981
Premier Portfolio –Institutional Class, 0.34% (b)	653,982	653,982
Total Money Market Funds (Cost $1,307,963)		1,307,963
TOTAL INVESTMENTS–93.36% (Cost $20,657,298)		19,872,591
OTHER ASSETS LESS LIABILITIES–6.64%		1,413,492
NET ASSETS–100.00%		$21,286,083

Notes to Schedule of Investments:

(a)	Non-income producing security.
(a)	The money market fund the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Open Total Return Swap Agreements

Reference Entity	Counterparty	Expiration Date	Floating Rate (1)	Notional Value	Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	$(482,068)	$(18,973)	$(501,026)
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(651,080)	(25,447)	(668,098)
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(407,335)	(14,068)	(421,390)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(173,463)	(4,382)	(177,841)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(4,081,161)	(98,732)	(4,170,765)
New Zealand Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(67,849)	1,007	(66,841)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(246,861)	8,000	(238,855)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(388,350)	(23,112)	(411,453)
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/13/17	Federal Funds Floating Rate	(81,921)	(4,118)	(86,037)
Supranational Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(2,377,732)	(46,556)	(2,424,204)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(252,523)	(8,838)	(261,355)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(506,691)	(20,212)	(525,226)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(1,003,181)	(13,248)	(1,016,430)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/21/17	Federal Funds Floating Rate	(7,171,461)	(133,390)	(7,299,675)
Total Return Swap Agreements – Equity Risk					$(402,069)(2)(3)	$(18,269,196)

(1) The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds Floating Rate. The total return swaps are settled in U.S. Dollars.

(2) Amount includes $(19,424) of dividends and financing fees.

(3) Swaps are collateralized by $884,408 cash held with the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of January 31, 2016.

	Shares	Value

Equity Securities - Short

Australia

ALS Ltd.	(14,295)	$(33,483)
Crown Resorts Ltd.	(31,375)	(272,425)
CSL Ltd.	(718)	(52,842)
Insurance Australia Group Ltd.	(25,393)	(94,698)
Newcrest Mining Ltd.	(5,220)	(47,578)
		(501,026)

Canada

AltaGas Ltd.	(4,300)	(100,620)
Enbridge Inc.	(3,100)	(107,682)
Gildan Activewear Inc.	(2,600)	(65,629)
MacDonald, Dettwiler and Associates Ltd.	(2,300)	(142,924)

	Shares	Value

Canada–(continued)

Northland Power Inc.	(3,500)	$(48,570)
Rogers Communications, Inc. -Class B	(2,200)	(75,336)
Tahoe Resources Inc.	(5,100)	(39,610)
Tourmaline Oil Corp.	(4,400)	(87,727)
		(668,098)

Denmark

Carlsberg A/S -Class B	(605)	(50,762)
Genmab AS	(2,651)	(330,565)
Jyske Bank AS	(916)	(40,063)
		(421,390)

Hong Kong

Esprit Holdings Ltd.	(88,700)	(91,196)
Hong Kong & China Gas Co. Ltd.	(49,500)	(86,645)
		(177,841)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

Japan

Asics Corp.	(8,700)	$(158,887)
Dentsu Inc.	(1,100)	(57,333)
Fast Retailing Co., Ltd.	(500)	(158,716)
Hamamatsu Photonics K.K.	(13,300)	(325,291)
Hulic Co., Ltd.	(13,000)	(110,172)
Isetan Mitsukoshi Holdings Ltd.	(7,500)	(93,731)
JGC Corp.	(21,000)	(326,973)
Kagome Co., Ltd.	(21,500)	(367,968)
Keyence Corp.	(700)	(323,330)
Kikkoman Corp.	(2,000)	(65,419)
Kintetsu Group Holdings Co., Ltd.	(8,000)	(32,644)
Kyushu Electric Power Co., Inc.	(11,100)	(118,000)
M3 Inc.	(4,200)	(94,640)
MISUMI Group Inc.	(14,400)	(172,588)
MonotaRO Co., Ltd.	(4,600)	(104,109)
NGK Spark Plug Co., Ltd.	(2,000)	(46,256)
Nintendo Co., Ltd.	(1,600)	(220,113)
Nippon Paint Holdings Co., Ltd.	(7,800)	(145,737)
Ono Pharmaceutical Co., Ltd.	(1,200)	(190,014)
Shimadzu Corp.	(5,000)	(75,868)
Shimano Inc.	(1,300)	(204,023)
SoftBank Group Corp.	(600)	(26,093)
Sumco Corp.	(8,400)	(55,369)
Sumitomo Realty & Development Co., Ltd.	(1,000)	(27,572)
Topcon Corp.	(9,700)	(134,686)
Tsuruha Holdings Inc.	(4,300)	(351,985)
Welcia Holdings Co., Ltd.	(1,600)	(85,243)
Yamaha Motor Co., Ltd.	(5,000)	(98,005)
		(4,170,765)

New Zealand

Auckland International Airport Ltd.	(18,597)	(66,841)

Norway

Schibsted ASA -Class A	(5,829)	(170,474)
Schibsted ASA -Class B	(2,435)	(68,381)
		(238,855)

Singapore

City Developments Ltd.	(30,700)	(149,987)
Sembcorp Industries Ltd.	(148,400)	(261,466)
		(411,453)

Spain

Banco Popular Espanol S.A.	(32,036)	(86,037)

Supranational

adidas AG	(1,258)	(129,444)
Alstom S.A.	(8,720)	(233,478)
Altice NV -Class A	(11,437)	(164,047)
ASML Holding N.V.	(1,498)	(136,677)
Bayerische Motoren Werke AG	(1,992)	(165,435)
Celesio AG	(9,821)	(273,650)
CNH Industrial N.V.	(8,000)	(49,704)
Galp Energia, SGPS, S.A.	(8,754)	(103,467)
MorphoSys AG	(6,802)	(322,907)
Numericable–SFR S.A.S.	(6,558)	(259,674)

	Shares	Value

Supranational–(continued)

Remy Cointreau S.A.	(2,269)	$(162,678)
SBM Offshore N.V.	(13,691)	(179,840)
Technip S.A.	(893)	(41,445)
ThyssenKrupp AG	(1,555)	(23,980)
UCB S.A.	(756)	(64,391)
United Internet AG	(1,003)	(51,575)
Vonovia SE	(2,037)	(61,812)
		(2,424,204)

Sweden

Lundin Petroleum AB	(7,585)	(108,341)
Saab AB -Class B	(1,714)	(51,560)
Volvo AB -Class B	(11,229)	(101,454)
		(261,355)

Switzerland

Aryzta AG	(2,579)	(117,576)
Barry Callebaut AG	(49)	(55,919)
Basilea Pharmaceutica Ltd.	(783)	(57,406)
Chocoladefabriken Lindt & Spruengli AG	(8)	(46,742)
Panalpina Welttransport Holding AG	(249)	(24,102)
Syngenta AG	(609)	(223,481)
		(525,226)

United Kingdom

Amec Foster Wheeler PLC	(12,603)	(74,007)
BBA Aviation PLC	(149,220)	(346,163)
BTG PLC	(6,662)	(55,581)
Diageo PLC	(3,142)	(84,373)
Dixons Carphone PLC	(28,932)	(195,291)
Fresnillo PLC	(8,996)	(92,552)
Johnson Matthey PLC	(2,109)	(74,079)
UBM PLC	(12,689)	(94,384)
		(1,016,430)

United States

Alexander & Baldwin Inc.	(3,900)	(118,170)
Alphabet Inc. -Class C	(500)	(371,475)
Amazon.com Inc.	(500)	(293,500)
Anixter International Inc.	(1,200)	(59,328)
Ascena Retail Group, Inc.	(3,400)	(25,092)
Bank of the Ozarks Inc.	(1,100)	(48,774)
BioMarin Pharmaceutical Inc.	(300)	(22,206)
Carpenter Technology Corp.	(2,300)	(63,848)
Cheniere Energy Inc.	(4,000)	(120,200)
Chevron Corp.	(4,100)	(354,527)
Colfax Corp.	(5,400)	(119,556)
Cooper Cos. Inc. (The)	(500)	(65,575)
Cree Inc.	(2,400)	(67,272)
Cypress Semiconductor Corp.	(19,400)	(152,484)
Dollar Tree Inc.	(3,100)	(252,092)
Dominion Rsources Inc./VA	(3,100)	(223,727)
Duke Energy Corp.	(700)	(52,710)
Eagle Materials Inc.	(1,200)	(64,248)
Eversource Energy	(2,700)	(145,260)
Exxon Mobil Corp.	(3,300)	(256,905)
Fastenal Co.	(6,800)	(275,808)
Financial Engines Inc.	(2,000)	(53,940)
Finisar Corp.	(4,000)	(50,800)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

United States–(continued)

Five Below Inc.	(800)	$(28,184)
Fortune Brands Home & Security Inc.	(7,000)	(340,130)
Genesee & Wyoming Inc. -Class A	(1,100)	(54,538)
Golar LNG Ltd.	(9,800)	(182,476)
Gulfport Energy Corp.	(2,200)	(65,010)
Halliburton Co.	(2,600)	(82,654)
Hexcel Corp.	(2,100)	(86,898)
Howard Hughes Corp. (The)	(2,800)	(266,084)
Intercept Pharmaceuticals Inc.	(200)	(21,246)
Kennedy-Wilson Holdings Inc.	(15,000)	(304,200)
Liberty Global PLC -Class A	(1,000)	(34,410)
Lions Gate Entertainment Corp.	(2,500)	(65,375)
National Instruments Corp.	(7,500)	(213,750)
NetSuite Inc.	(1,700)	(117,929)
NorthStar Realty Finance Corp.	(26,200)	(310,994)
Panera Bread Co. -Class A	(200)	(38,800)
Puma Bioechnology Inc.	(900)	(37,566)
Reynolds American Inc.	(2,100)	(104,895)
Royal Gold Inc.	(3,300)	(98,307)
salesforce.com, inc.	(400)	(27,224)
SBA Communications Corp. -Class A	(1,900)	(188,632)
SemGroup Corp. -Class A	(3,200)	(70,848)
Spirit Realty Capital, Inc.	(8,100)	(84,888)
T-Mobile US, Inc.	(1,000)	(40,150)
Tractor Supply Co.	(600)	(52,986)
Trimble Navigation Ltd	(6,200)	(119,598)
Ulta Salon Cosmetics & Fragrance, Inc.	(200)	(36,234)
Ultimate Software Group, Inc. (The)	(700)	(122,941)
ViaSat, Inc.	(5,600)	(350,000)
WEC Energy Group Inc.	(2,900)	(160,167)
Western Alliance Bancorp	(1,700)	(55,386)
Wynn Resorts Ltd.	(1,500)	(101,010)
Zimmer Biomet Holdings Inc.	(1,800)	(178,668)
		(7,299,675)
Total Equity Securities - Short		$(18,269,196)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Global Market Neutral Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Global Market Neutral Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

G.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Invesco Global Market Neutral Fund

H.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2016, there were transfers from Level 1 to Level 2 of $1,416,848 and from Level 2 to Level 1 of $43,035, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$696,267	$—	$696,267
Canada	716,019	—	—	716,019
China	—	292,998	—	292,998
Denmark	—	675,439	—	675,439
France	—	479,468	—	479,468
Germany	516,002	608,508	—	1,124,510
Israel	—	59,698	—	59,698
Italy	40,721	42,718	—	83,439
Japan	—	4,219,550	—	4,219,550
Jordan	—	95,935	—	95,935
Macau	—	52,576	—	52,576
Netherlands	119,648	62,439	—	182,087
New Zealand	—	117,256	—	117,256
Norway	—	46,214	—	46,214
Singapore	130,795	—	—	130,795
Spain	—	304,768	—	304,768
Sweden	—	210,582	—	210,582
Switzerland	—	319,723	—	319,723
United Kingdom	43,035	959,698	—	1,002,733
United States	9,062,534	—	—	9,062,534
	10,628,754	9,243,837	—	19,872,591
Swap Agreements*	—	(402,069)	—	(402,069)
Total Investments	$10,628,754	$8,841,768	$—	$19,470,522
*	Unrealized appreciation (depreciation).

Invesco Global Market Neutral Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements	$9,007	$(411,076)

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain:
Equity Risk	$2,019,338
Change in Net Unrealized Appreciation (Depreciation):
Equity Risk	(191,886)
Total	$1,827,452

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$17,965,372

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $3,753,642 and $2,087,652, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,442,131
Aggregate unrealized (depreciation) of investment securities	(2,289,314)
Net unrealized appreciation (depreciation) of investment securities	$(847,183)
Cost of investments for tax purposes is $20,719,774.

Invesco Global Market Neutral Fund

Invesco Global Markets Strategy Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2016

invesco.com/us	GMS-QTR-1 01/16	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–45.48%

U.S. Treasury Bills–21.78%(a)

U.S. Treasury Bills (b)	0.24%	03/03/2016	$4,000,000	$3,999,225
U.S. Treasury Bills (b)	0.47%	07/07/2016	5,800,000	5,791,145
U.S. Treasury Bills (b)	0.46%	07/14/2016	8,700,000	8,686,124
U.S. Treasury Bills (b)	0.33%	07/21/2016	8,120,000	8,104,761
U.S. Treasury Bills	0.43%	07/28/2016	5,410,000	5,398,896
				31,980,151

U.S. Treasury Notes–23.70%(c)

U.S. Treasury Floating Rate Notes	0.06%	01/31/2016	6,410,000	6,409,935
U.S. Treasury Floating Rate Notes	0.08%	04/30/2016	19,075,000	19,075,686
U.S. Treasury Floating Rate Notes	0.09%	07/31/2016	2,910,000	2,910,138
U.S. Treasury Floating Rate Notes	0.58%	01/31/2018	6,410,000	6,414,617
				34,810,376
Total U.S. Treasury Securities (Cost $66,779,099)				66,790,527

			Shares

Money Market Funds–57.41%

Liquid Assets Portfolio –Institutional Class, 0.38% (d)			30,433,109	30,433,109
Premier Portfolio –Institutional Class, 0.34% (d)			30,433,109	30,433,109
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) –Institutional Class, 0.37% (d)			23,437,695	23,437,695
Total Money Market Funds (Cost $84,303,913)				84,303,913
TOTAL INVESTMENTS–102.89% (Cost $151,083,012)				151,094,440
OTHER ASSETS LESS LIABILITIES–(2.89)%				(4,243,388)
NET ASSETS–100.00%				$146,851,052

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

	Open Futures Contracts(e)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Short		138	May-2016	$(5,081,160)	$(587,263)
Coffee	Short		78	March-2016	(3,403,238)	100,894
Corn	Short		18	July-2016	(343,350)	(4,354)
Cotton No.2	Long		6	March-2016	183,390	(4,807)
Gas Oil	Short		39	June-2016	(1,293,825)	67,984
Gasoline Reformulated Blendstock Oxygenate Blending	Short		14	March-2016	(665,792)	(36,734)
Globex Reformulated Blendstock Gasoline Physical	Short		70	March-2016	(3,328,962)	(207,064)
Heating Oil	Short		115	April-2016	(5,280,156)	1,280,469
Natural Gas	Short		158	December-2016	(4,332,360)	249,570
Silver	Short		11	March-2016	(783,365)	(20,339)
Soybean	Short		51	July-2016	(2,269,500)	23,217
Soybean Oil	Short		128	July-2016	(2,406,144)	(154,390)
Wheat	Short		135	July-2016	(3,310,875)	31,026
WTI Crude	Short		123	July-2016	(4,795,770)	50,561
Subtotal–Commodity Risk						$788,770
Australia 10 Year Bonds	Long		83	March-2016	7,601,047	181,259
Canada 10 Year Bonds	Long		277	March-2016	28,244,766	687,920
Euro Bonds	Long		121	March-2016	21,412,792	479,927
Japanese 10 Year Bonds	Long		12	March-2016	14,909,677	172,139
Long Gilt	Long		163	March-2016	27,946,347	669,988
U.S. Treasury 20 Year Bonds	Long		85	March-2016	13,687,656	620,580
Subtotal–Interest Rate Risk						$2,811,813
Dow Jones EURO STOXX 50 Index	Long		215	March-2016	7,052,825	(411,351)
E-Mini S&P 500 Index	Long		110	March-2016	10,615,550	(531,248)
FTSE 100 Index	Long		100	March-2016	8,559,675	62,435
Hang Seng Index	Long		71	February-2016	8,998,355	279,219
Russell 2000 Index Mini	Long		50	March-2016	5,157,000	(349,126)
Tokyo Stock Price Index	Long		73	March-2016	8,676,909	(886,706)
Subtotal–Equity Risk						$(1,836,777)
Total Futures Contracts						$1,763,806
Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Pay a floating rate equal to the Barclays Commodity Strategy 1452 Excess Return Index (Copper) and pay the product of (i) 0.33% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	1,300	October-2016	$462,287	$24,691
Pay a floating rate equal to the Barclays Capital Soymeal S2 Nearby Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Barclays Bank PLC	3,590	January-2017	(3,262,889)	37,886
Pay a floating rate equal to the CIBC Silver Index and pay the product of (i) 0.11% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Canadian Imperial Bank of Commerce	7,900	February-2016	(648,678)	(17,637)
Pay a floating rate equal to the S&P GSCI Corn Excess Return AB44 Strategy and pay the product of (i) 0.15% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Goldman Sachs International	93,000	October-2016	(2,818,791)	(131,467)
Pay a floating rate equal to the S&P GSCI Natural Gas 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Goldman Sachs International	48,000	January-2017	(172,941)	(12,910)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

Open Over-The-Counter Total Return Swap Agreements-(continued)
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receiving a return equal to the S&P GSCI Sugar Excess Return A141 Strategy and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	6,020	March-2016	$1,287,343	$(119,594)
Pay a floating rate equal to the J.P. Morgan Contag Beta Gas Oil Excess Return Index and pay the product of (i) 0.23% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	JPMorgan Chase Bank, N.A.	21,850	October-2016	(3,376,122)	(253,397)
Pay a floating rate equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	JPMorgan Chase Bank, N.A.	100	October-2016	(9,155)	(168)
Receiving a return equal to the S&P GSCI Aluminum Dynamic Roll Excess Return Index and pay the product of (i) 0.38% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Morgan Stanley Capital Services LLC	10,600	October-2016	(882,873)	(20,715)
Total Swap Agreements - Commodity Risk						$(493,311)

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G and Note 3.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2016.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

(e)	Futures collateralized by $420,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Global Markets Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Global Markets Strategy Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as

Invesco Global Markets Strategy Fund

D.	Structured Securities – (continued)

unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all

Invesco Global Markets Strategy Fund

G.	Futures Contracts – (continued)

exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

J.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

Invesco Global Markets Strategy Fund

(Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$84,303,913	$—	$—	$84,303,913
U.S. Treasury Securities	—	66,790,527	—	66,790,527
	84,303,913	66,790,527	—	151,094,440
Futures Contracts*	1,763,806	—	—	1,763,806
Swap Agreements*	—	(493,311)	—	(493,311)
Total Investments	$86,067,719	$66,297,216	$—	$152,364,935
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts	$1,803,721	$(1,014,951)
Swap agreements	62,577	(555,888)
Equity risk:
Futures contracts	341,654	(2,178,431)
Interest rate risk:
Futures contracts	2,811,813	—
Total	$5,019,765	$(3,749,270)

Invesco Global Markets Strategy Fund

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity Risk	$5,251,725	$1,264,111
Equity Risk	(2,066,951)	—
Interest Rate Risk	(31,088)	—
Change in Net Unrealized Appreciation (Depreciation):
Commodity Risk	(413,231)	(657,151)
Equity Risk	2,513,320	—
Interest Rate Risk	(3,641,869)	—
Total	$1,611,906	$606,960

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$210,773,960	$13,321,537

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $0 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$13,732
Aggregate unrealized (depreciation) of investment securities	(2,304)
Net unrealized appreciation of investment securities	$11,428
Cost of investments is the same for tax and financial reporting purposes.

Invesco Global Markets Strategy Fund

Invesco Global Targeted Returns Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2016

invesco.com/us	GTR-QTR-1 01/16	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2016

(Unaudited)

Investments in Affiliated Issuers–68.25%(a)

	% of Net Assets 01/31/16	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 01/31/16	Value 01/31/16
Domestic Equity Funds–6.02%
Invesco Diversified Dividend Fund-Class R6	6.02%	$8,243,871	$3,329,242	$—	$(755,363)	$353,874		$59,171	628,574	$10,817,750
Fixed-Income Funds–11.56%
Invesco High Yield Fund-Class R6	11.56%	16,614,108	5,422,922	—	(1,255,449)	—		294,653	5,397,814	20,781,581
Foreign Equity Funds–28.14%
Invesco Asia Pacific Growth Fund-Class Y	8.02%	11,216,454	4,297,230	—	(1,105,611)	—		402,350	536,813	14,408,073
Invesco European Growth Fund-Class Y	10.01%	13,933,595	5,799,670	—	(1,742,065)	470,650		243,892	549,517	17,991,200
Invesco International Growth Fund-Class R6	10.11%	14,241,160	5,191,009	—	(1,253,839)	—		241,268	607,768	18,178,330
Total Foreign Equity Funds		39,391,209	15,287,909	—	(4,101,515)	470,650		887,510		50,577,603
Money Market Funds–22.53%
Liquid Assets Portfolio-Institutional Class, 0.38% (b)	9.66%	23,475,962	27,171,354	(33,281,994)	—	—		12,419	17,365,322	17,365,322
Premier Portfolio-Institutional Class, 0.34% (b)	9.66%	23,475,963	27,171,353	(33,281,994)	—	—		10,346	17,365,322	17,365,322
STIC (Global Series) PLC-U.S. Dollar Liquidity Portfolio (Ireland)-Institutional Class, 0.37% (b)	3.21%	5,724,734	366,844	(318,959)	—	—		2,777	5,772,619	5,772,619
Total Money Market Funds		52,676,659	54,709,551	(66,882,947)	—	—		25,542		40,503,263
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $130,436,579)	68.25%	$116,925,847	$78,749,624	$(66,882,947)	$(6,112,327)	$824,524	(c)	$1,266,876		$122,680,197

			Principal Amount

Sovereign Debt–13.53%(d)

Hungary Government Bond (Hungary), Series 23, Class A, Unsec. Bonds, 6.00%, 11/24/2023		HUF	88,330,000	373,353
Hungary Government Bond (Hungary), Series 25, Class B, Unsec. Bonds, 5.50%, 06/24/2025		HUF	334,420,000	1,390,483
Mexico Government Bond (Mexico), Series M 20, Sr. Unsec. Bonds, 10.00%, 12/05/2024		MXN	36,341,700	2,567,544
Poland Government Bond (Poland), Series 0725, Unsec. Bonds, 3.25%, 07/25/2025		PLN	13,333,000	3,345,398
Poland Government Bond (Poland), Series 1023, Unsec. Bonds, 4.00%, 10/25/2023		PLN	4,124,000	1,093,193
South Africa Government Bond (South Africa), Series R186, Unsec. Bonds, 10.50%, 12/21/2026		ZAR	25,217,000	1,727,842
United Kingdom Government Bond (United Kingdom), Unsec. Bonds, 3.50%, 01/22/2044		GBP	4,139,657	6,978,427
United Kingdom Government Bond (United Kingdom), Unsec. Bonds, 3.50%, 01/22/2045		GBP	3,878,934	6,840,073
Total Sovereign Debt (Cost $25,745,676)				24,316,313

U.S. Treasury Bonds–3.83%

3.00%, 11/15/2045 (Cost $6,546,089)	$		6,537,000	6,871,688
OPTIONS PURCHASED–7.02% (Cost $9,697,075)				12,626,317
TOTAL INVESTMENTS–92.63% (Cost $172,425,419)				166,494,515
OTHER ASSETS LESS LIABILITIES–7.37%				13,246,141
NET ASSETS–100.00%				$179,740,656

Abbreviations:

GBP – British Pound Sterling	MXN – Mexican Peso	Sr. – Senior	ZAR – South African Rand
HUF – Hungarian Forint	PLN – Polish Zloty	Unsec. – Unsecured

Notes to Consolidated Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of January 31, 2016.
(c)	Includes $353,874 and $470,650 of capital gains distributions from Invesco Diversified Dividend Fund and Invesco European Growth Fund, respectively.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.

	Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(e)		Value
M1EF Index	Put	Bank of America Merrill Lynch	03/18/2016	10	USD	300	USD	300,000	$6,752
M1EF Index	Put	Goldman Sachs International	03/18/2016	12	USD	320	USD	384,000	16,161
M1EF Index	Put	Goldman Sachs International	03/18/2016	18	USD	290	USD	522,000	8,542
M1EF Index	Put	Goldman Sachs International	03/18/2016	22	USD	300	USD	660,000	14,854
M1EF Index	Put	Goldman Sachs International	03/18/2016	34	USD	270	USD	918,000	7,961
M1EF Index	Put	UBS	03/18/2016	12	USD	320	USD	384,000	16,161
M1EF Index	Put	UBS	03/18/2016	14	USD	310	USD	434,000	13,402

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased – (continued)
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(e)		Value
M1EF Index	Put	UBS	03/18/2016	16	USD	300	USD	480,000	$10,803
M1EF Index	Put	UBS	03/18/2016	204	USD	310	USD	6,324,000	195,283
Total Over-The-Counter Index Options Purchased				342					$289,919
Open Exchange-Traded Index Options Purchased
SPX Index	Call	Morgan Stanley Capital Services LLC	12/16/2016	3	USD	2,400	USD	720,000	$412
SPX Index	Call	Morgan Stanley Capital Services LLC	12/16/2016	6	USD	2,600	USD	1,560,000	195
SPX Index	Call	UBS	12/16/2016	57	USD	2,600	USD	14,820,000	1,853
Subtotal – Exchange-Traded Index Call Options Purchased				66					$2,460
DAX Index	Put	Goldman Sachs International	02/19/2016	7	EUR	10,300	EUR	360,500	21,943
DAX Index	Put	Goldman Sachs International	02/19/2016	33	EUR	10,400	EUR	1,716,000	118,817
DAX Index	Put	Goldman Sachs International	02/19/2016	33	EUR	10,500	EUR	1,732,500	135,030
DAX Index	Put	Goldman Sachs International	02/19/2016	5	EUR	10,550	EUR	263,750	21,726
DAX Index	Put	Goldman Sachs International	02/19/2016	33	EUR	10,600	EUR	1,749,000	151,904
FTSE MIB Index	Put	Bank of America Merrill Lynch	03/18/2016	1	EUR	18,500	EUR	46,250	2,180
FTSE MIB Index	Put	Bank of America Merrill Lynch	03/18/2016	24	EUR	17,000	EUR	1,020,000	22,100
FTSE MIB Index	Put	Bank of America Merrill Lynch	03/18/2016	332	EUR	19,000	EUR	15,770,000	935,149
FTSE MIB Index	Put	UBS	03/18/2016	26	EUR	18,000	EUR	1,170,000	43,307
SX5E Index	Put	Goldman Sachs International	03/18/2016	6	EUR	2,750	EUR	165,000	2,334
SX5E Index	Put	UBS	03/18/2016	6	EUR	2,850	EUR	171,000	3,569
SX5E Index	Put	UBS	03/18/2016	10	EUR	2,900	EUR	290,000	7,334
SX5E Index	Put	UBS	03/18/2016	150	EUR	3,000	EUR	4,500,000	165,102
SX7E Index	Put	Bank of America Merrill Lynch	12/16/2016	236	EUR	110	EUR	1,298,000	203,258
SX7E Index	Put	Goldman Sachs International	12/16/2016	1,508	EUR	110	EUR	8,294,000	1,298,785
SX7E Index	Put	Goldman Sachs International	12/16/2016	2,514	EUR	100	EUR	12,570,000	1,457,095
SX7E Index	Put	UBS	12/16/2016	1,450	EUR	110	EUR	7,975,000	1,248,832
UKX Index	Put	Bank of America Merrill Lynch	12/16/2016	6	GBP	6,100	GBP	366,000	47,408
UKX Index	Put	Bank of America Merrill Lynch	12/16/2016	15	GBP	6,000	GBP	900,000	108,154
UKX Index	Put	Goldman Sachs International	12/16/2016	5	GBP	6,000	GBP	300,000	36,051
UKX Index	Put	Goldman Sachs International	12/16/2016	35	GBP	6,200	GBP	2,170,000	302,731
UKX Index	Put	Goldman Sachs International	12/16/2016	52	GBP	5,700	GBP	2,964,000	282,311
UKX Index	Put	Morgan Stanley Capital Services LLC	12/16/2016	22	GBP	6,100	GBP	1,342,000	173,830
UKX Index	Put	Nomura Securities International Inc.	12/16/2016	3	GBP	6,200	GBP	186,000	25,948
UKX Index	Put	UBS	12/16/2016	8	GBP	5,700	GBP	456,000	43,432
Subtotal – Exchange-Traded Index Put Options Purchased				6,520					$6,858,330
Total Exchange-Traded Index Options Purchased				6,586					$6,860,790
Total Index Options Purchased - Equity Risk				6,928					$7,150,709

Abbreviations:

EUR – Euro	GBP – British Pound Sterling	JPY – Japanese Yen	USD – U.S. Dollar
(e)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Call	Deutsche Bank Securities Inc.	04/19/2016	USD	1.198	EUR	14,442,812	$10,709
EUR versus USD	Call	Goldman Sachs International	04/15/2016	USD	1.208	EUR	940,625	453
USD versus CAD	Call	Barclays Bank PLC	07/15/2020	CAD	1.245	USD	4,309,000	618,830
USD versus CAD	Call	Barclays Bank PLC	08/25/2020	CAD	1.310	USD	509,625	60,843
USD versus CAD	Call	Deutsche Bank Securities Inc.	07/15/2020	CAD	1.245	USD	4,309,000	618,831
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.282	USD	648,000	84,135
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.306	USD	1,020,000	123,436

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased – (continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.309	USD	516,240	$61,905
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.337	USD	1,996,030	220,275
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.345	USD	1,506,703	162,470
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.417	USD	799,027	69,530
Subtotal – Over-The-Counter Foreign Currency Call Options Purchased								$2,031,417
EUR versus USD	Put	Barclays Bank PLC	01/13/2020	USD	1.270	EUR	338,440	$56,121
EUR versus USD	Put	Barclays Bank PLC	01/27/2020	USD	1.222	EUR	640,440	85,889
EUR versus USD	Put	Barclays Bank PLC	03/12/2020	USD	1.170	EUR	132,118	13,746
EUR versus USD	Put	Barclays Bank PLC	04/03/2020	USD	1.172	EUR	431,984	45,626
EUR versus USD	Put	Barclays Bank PLC	04/22/2020	USD	1.172	EUR	351,372	37,112
EUR versus USD	Put	Barclays Bank PLC	05/12/2020	USD	1.225	EUR	119,640	16,311
EUR versus USD	Put	Barclays Bank PLC	06/03/2020	USD	1.218	EUR	509,824	67,358
EUR versus USD	Put	Barclays Bank PLC	06/26/2020	USD	1.220	EUR	578,405	77,105
EUR versus USD	Put	Barclays Bank PLC	07/10/2020	USD	1.213	EUR	477,259	61,659
EUR versus USD	Put	Barclays Bank PLC	07/16/2020	USD	1.188	EUR	437,856	50,337
EUR versus USD	Put	Barclays Bank PLC	08/25/2020	USD	1.177	EUR	754,643	82,595
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	EUR	363,370	43,032
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	EUR	353,889	48,997
EUR versus USD	Put	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	EUR	358,640	45,714
EUR versus USD	Put	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	EUR	320,544	40,040
EUR versus USD	Put	Goldman Sachs International	12/12/2019	USD	1.350	EUR	2,792,791	629,771
EUR versus USD	Put	Goldman Sachs International	01/21/2020	USD	1.253	EUR	310,284	47,846
EUR versus USD	Put	Goldman Sachs International	02/06/2020	USD	1.234	EUR	238,027	33,716
EUR versus USD	Put	Goldman Sachs International	04/15/2020	USD	1.159	EUR	618,354	61,018
EUR versus USD	Put	Goldman Sachs International	07/29/2020	USD	1.204	EUR	200,000	24,828
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.171	EUR	565,767	60,133
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.181	EUR	840,208	93,531
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.182	EUR	940,625	105,216
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.192	EUR	1,446,909	169,744
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.203	EUR	1,678,227	207,717
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.210	EUR	422,926	53,925
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	11.504	GBP	385,823	3,751
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	11.560	GBP	321,453	3,460
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	11.813	GBP	188,495	3,173
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	11.858	GBP	150,000	2,725
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	12.052	GBP	311,141	7,796
GBP versus NOK	Put	Citigroup Global Markets Inc.	06/14/2016	NOK	11.643	GBP	301,747	3,771
GBP versus NOK	Put	Deutsche Bank Securities Inc.	06/14/2016	NOK	11.510	GBP	238,538	2,345
GBP versus NOK	Put	Deutsche Bank Securities Inc.	06/14/2016	NOK	11.866	GBP	410,550	7,566
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	11.205	GBP	4,400,000	24,531
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	12.033	GBP	880,651	21,385
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	12.188	GBP	320,682	9,942
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	12.216	GBP	296,670	9,590
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	12.324	GBP	416,498	15,802
GBP versus NOK	Put	UBS	06/14/2016	NOK	11.743	GBP	419,023	6,248
USD versus CAD	Put	Goldman Sachs International	01/23/2017	CAD	1.337	USD	15,760,202	330,916
USD versus JPY	Put	Barclays Bank PLC	09/09/2016	JPY	117.370	USD	20,000,000	406,149
USD versus JPY	Put	Citigroup Global Markets Inc.	09/09/2016	JPY	119.301	USD	743,000	19,678
USD versus JPY	Put	Deutsche Bank Securities Inc.	09/09/2016	JPY	118.051	USD	3,723,000	83,072

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased – (continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
USD versus JPY	Put	Deutsche Bank Securities Inc.	09/09/2016	JPY	118.130	USD	5,000,000	$112,806
USD versus JPY	Put	Goldman Sachs International	09/09/2016	JPY	118.050	USD	2,066,000	46,099
USD versus KRW	Put	Goldman Sachs International	09/09/2016	KRW	1,156.000	USD	4,141,692	64,299
Subtotal – Over-The-Counter Foreign Currency Put Options Purchased								$3,444,191
Total Over-The-Counter Foreign Currency Options Purchased – Currency Risk								$5,475,608
Total Options Purchases (Cost $9,697,075)								$12,626,317

Abbreviations:

CAD – Canadian Dollar	JPY – Japanese Yen	USD – U.S. Dollar
EUR – Euro	KRW – South Korean Won
GBP – British Pound Sterling	NOK – Norwegian Krone

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(e)		Value	Unrealized Appreciation (Depreciation)
DAX Index	Put	Bank of America Merrill Lynch	02/19/2016	33	EUR	10,400	$37,822	EUR	1,716,000	$113,171	$(75,349)
DAX Index	Put	Bank of America Merrill Lynch	02/19/2016	33	EUR	10,500	42,161	EUR	1,732,500	128,927	(86,766)
DAX Index	Put	Bank of America Merrill Lynch	02/19/2016	5	EUR	10,550	6,734	EUR	263,750	20,769	(14,035)
DAX Index	Put	Bank of America Merrill Lynch	02/19/2016	33	EUR	10,600	46,905	EUR	1,749,000	145,383	(98,478)
DAX Index	Put	Goldman Sachs International	02/19/2016	7	EUR	10,300	12,912	EUR	360,500	20,861	(7,949)
M1EF Index	Put	Bank of America Merrill Lynch	03/18/2016	5	USD	340	8,500	USD	170,000	12,656	(4,156)
M1EF Index	Put	Goldman Sachs International	03/18/2016	17	USD	300	18,819	USD	510,000	11,478	7,341
M1EF Index	Put	Goldman Sachs International	03/18/2016	9	USD	330	17,100	USD	297,000	16,808	292
M1EF Index	Put	Goldman Sachs International	03/18/2016	11	USD	340	13,475	USD	374,000	27,843	(14,368)
M1EF Index	Put	Goldman Sachs International	03/18/2016	6	USD	360	15,426	USD	216,000	25,291	(9,865)
M1EF Index	Put	UBS	03/18/2016	8	USD	340	20,600	USD	272,000	20,250	350
M1EF Index	Put	UBS	03/18/2016	7	USD	350	19,320	USD	245,000	23,276	(3,956)
M1EF Index	Put	UBS	03/18/2016	102	USD	350	318,584	USD	3,570,000	339,164	(20,580)
M1EF Index	Put	UBS	03/18/2016	6	USD	360	9,480	USD	216,000	25,291	(15,811)
Total Over-The-Counter Index Options Written				282			$587,838			$931,168	$(343,330)

Open Exchange-Traded Index Options Written(f)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(e)		Value	Unrealized Appreciation (Depreciation)
FTSE MIB Index	Put	Bank of America Merrill Lynch	03/18/2016	6	EUR	20,500	$17,370	EUR	307,500	$33,118	$(15,748)
FTSE MIB Index	Put	Bank of America Merrill Lynch	03/18/2016	12	EUR	19,000	31,410	EUR	570,000	33,801	(2,391)
FTSE MIB Index	Put	Bank of America Merrill Lynch	03/18/2016	166	EUR	21,000	390,595	EUR	8,715,000	1,103,744	(713,149)
FTSE MIB Index	Put	UBS	03/18/2016	13	EUR	20,000	30,297	EUR	650,000	58,517	(28,220)
SX5E Index	Put	Goldman Sachs International	03/18/2016	3	EUR	2,950	4,025	EUR	88,500	2,698	1,327
SX5E Index	Put	UBS	03/18/2016	3	EUR	3,050	4,079	EUR	91,500	4,017	62
SX5E Index	Put	UBS	03/18/2016	5	EUR	3,100	8,342	EUR	155,000	8,092	250
SX5E Index	Put	UBS	03/18/2016	8	EUR	3,250	9,532	EUR	260,000	21,624	(12,092)
SX5E Index	Put	UBS	03/18/2016	67	EUR	3,200	90,940	EUR	2,144,000	154,242	(63,302)
SX7E Index	Put	Bank of America Merrill Lynch	12/16/2016	1,189	EUR	90	455,591	EUR	5,350,500	437,955	17,636
SX7E Index	Put	Goldman Sachs International	12/16/2016	595	EUR	90	224,770	EUR	2,677,500	219,162	5,608
SX7E Index	Put	UBS	12/16/2016	594	EUR	90	229,228	EUR	2,673,000	218,793	10,435
Subtotal - Exchange-Traded Index Put Options Written				2,661			$1,496,179			$2,295,763	$(799,584)
Total Index Options Written - Equity Risk				2,943			$2,084,017			$3,226,931	$(1,142,914)

Currency Abbreviations:

EUR - Euro	USD – U.S. Dollar

(e)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

(f)	Index options written collateralized by $1,132,642 cash held with Bank of America Merrill Lynch.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
CAD versus USD	Call	Barclays Bank PLC	02/10/2016	CAD	1.334	$2,647	USD	169,875	$8,151	$(5,504)
CAD versus USD	Call	Citigroup Global Markets Inc.	03/08/2016	CAD	1.345	26,366	USD	1,246,284	52,757	(26,391)
CAD versus USD	Call	Citigroup Global Markets Inc.	03/08/2016	CAD	1.359	19,924	USD	1,246,284	42,504	(22,580)
CAD versus USD	Call	Citigroup Global Markets Inc.	03/08/2016	CAD	1.372	14,777	USD	1,246,284	33,189	(18,412)
CAD versus USD	Call	Citigroup Global Markets Inc.	04/08/2016	CAD	1.397	39,417	USD	1,649,586	33,725	5,692
CAD versus USD	Call	Citigroup Global Markets Inc.	04/08/2016	CAD	1.411	30,559	USD	1,649,586	26,141	4,418
CAD versus USD	Call	Citigroup Global Markets Inc.	04/08/2016	CAD	1.426	23,721	USD	1,649,586	19,981	3,740
CAD versus USD	Call	Deutsche Bank Securities Inc.	02/10/2016	CAD	1.314	25,064	USD	1,144,500	71,153	(46,089)
CAD versus USD	Call	Deutsche Bank Securities Inc.	02/10/2016	CAD	1.328	19,216	USD	1,144,500	60,381	(41,165)
CAD versus USD	Call	Deutsche Bank Securities Inc.	02/10/2016	CAD	1.341	14,410	USD	1,144,500	49,735	(35,325)
CAD versus USD	Call	Goldman Sachs International	02/10/2016	CAD	1.331	2,789	USD	167,040	8,366	(5,577)
CAD versus USD	Call	Goldman Sachs International	02/10/2016	CAD	1.369	9,408	USD	665,343	16,743	(7,335)
CAD versus USD	Call	Goldman Sachs International	02/10/2016	CAD	1.383	6,071	USD	513,099	8,831	(2,760)
CAD versus USD	Call	Goldman Sachs International	02/10/2016	CAD	1.454	3,299	USD	266,342	173	3,126
CAD versus USD	Call	Goldman Sachs International	03/08/2016	CAD	1.369	11,124	USD	665,343	19,049	(7,925)
CAD versus USD	Call	Goldman Sachs International	03/08/2016	CAD	1.382	7,722	USD	513,099	11,222	(3,500)
CAD versus USD	Call	Goldman Sachs International	03/08/2016	CAD	1.454	4,250	USD	266,342	860	3,390
CAD versus USD	Call	Goldman Sachs International	04/08/2016	CAD	1.454	5,540	USD	266,342	1,835	3,705
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.236	12,651	GBP	385,823	4,930	7,721
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.300	9,619	GBP	321,453	3,730	5,889
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.590	5,679	GBP	188,495	1,416	4,263
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.643	4,059	GBP	150,000	1,042	3,017
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.866	6,368	GBP	311,141	1,555	4,813
NOK versus GBP	Call	Citigroup Global Markets Inc.	06/14/2016	NOK	13.396	6,417	GBP	301,747	3,031	3,386
NOK versus GBP	Call	Deutsche Bank Securities Inc.	06/14/2016	NOK	13.240	7,862	GBP	238,538	3,030	4,832
NOK versus GBP	Call	Deutsche Bank Securities Inc.	06/14/2016	NOK	13.653	10,868	GBP	410,550	2,808	8,060
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	12.895	159,963	GBP	4,400,000	93,519	66,444
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	13.844	11,425	GBP	880,651	4,546	6,879
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	14.023	4,063	GBP	320,682	1,278	2,785
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	14.055	4,896	GBP	296,670	1,130	3,766
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	14.180	7,727	GBP	416,498	1,329	6,398
NOK versus GBP	Call	UBS	06/14/2016	NOK	13.511	6,145	GBP	419,023	3,541	2,604
USD versus EUR	Call	Barclays Bank PLC	01/13/2020	USD	1.270	33,953	EUR	338,440	19,693	14,260
USD versus EUR	Call	Barclays Bank PLC	01/27/2020	USD	1.222	66,630	EUR	640,440	47,209	19,421
USD versus EUR	Call	Barclays Bank PLC	03/12/2020	USD	1.170	13,404	EUR	132,118	12,767	637
USD versus EUR	Call	Barclays Bank PLC	04/03/2020	USD	1.172	44,779	EUR	431,984	42,577	2,202
USD versus EUR	Call	Barclays Bank PLC	04/22/2020	USD	1.172	36,888	EUR	351,372	34,631	2,257
USD versus EUR	Call	Barclays Bank PLC	05/12/2020	USD	1.225	12,182	EUR	119,640	9,513	2,669
USD versus EUR	Call	Barclays Bank PLC	06/03/2020	USD	1.218	52,930	EUR	509,824	42,543	10,387
USD versus EUR	Call	Barclays Bank PLC	06/26/2020	USD	1.220	57,422	EUR	578,405	48,768	8,654
USD versus EUR	Call	Barclays Bank PLC	07/10/2020	USD	1.213	48,840	EUR	477,259	41,901	6,939
USD versus EUR	Call	Barclays Bank PLC	07/16/2020	USD	1.188	42,457	EUR	437,856	42,864	(407)
USD versus EUR	Call	Barclays Bank PLC	08/25/2020	USD	1.177	79,273	EUR	754,643	79,350	(77)
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	36,552	EUR	363,370	35,732	820
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	36,638	EUR	353,889	30,204	6,434
USD versus EUR	Call	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	32,515	EUR	320,544	30,073	2,442
USD versus EUR	Call	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	36,515	EUR	358,640	31,652	4,863
USD versus EUR	Call	Goldman Sachs International	12/12/2019	USD	1.350	283,731	EUR	2,792,791	107,659	176,072
USD versus EUR	Call	Goldman Sachs International	01/21/2020	USD	1.253	30,213	EUR	310,284	19,701	10,512
USD versus EUR	Call	Goldman Sachs International	02/06/2020	USD	1.234	22,003	EUR	238,027	16,760	5,243
USD versus EUR	Call	Goldman Sachs International	04/15/2020	USD	1.159	63,718	EUR	618,354	64,139	(421)
USD versus EUR	Call	Goldman Sachs International	07/29/2020	USD	1.204	19,856	EUR	200,000	18,481	1,375
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.171	58,508	EUR	565,767	60,949	(2,441)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.181	88,316	EUR	840,208	87,105	1,211
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.182	99,575	EUR	940,625	97,121	2,454
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.192	150,346	EUR	1,446,909	143,446	6,900
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.203	172,876	EUR	1,678,227	158,745	14,131
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.210	42,970	EUR	422,926	38,953	4,017
Subtotal – Over-The-Counter Foreign Currency Call Options Written						$2,187,136			$1,954,217	$232,919

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written – (continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
EUR versus USD	Put	Barclays Bank PLC	02/17/2016	USD	1.054	$3,817	EUR	237,166	$243	$3,574
EUR versus USD	Put	Citigroup Global Markets Inc.	03/18/2016	USD	1.055	12,774	EUR	1,299,106	6,310	6,464
EUR versus USD	Put	Citigroup Global Markets Inc.	03/18/2016	USD	1.066	16,799	EUR	1,299,106	9,943	6,856
EUR versus USD	Put	Citigroup Global Markets Inc.	03/18/2016	USD	1.077	21,819	EUR	1,299,106	15,114	6,705
EUR versus USD	Put	Deutsche Bank Securities Inc.	02/17/2016	USD	1.037	14,613	EUR	1,121,299	247	14,366
EUR versus USD	Put	Deutsche Bank Securities Inc.	02/17/2016	USD	1.048	18,385	EUR	1,121,299	671	17,714
EUR versus USD	Put	Deutsche Bank Securities Inc.	02/17/2016	USD	1.059	22,803	EUR	1,121,299	1,718	21,085
EUR versus USD	Put	Deutsche Bank Securities Inc.	04/15/2016	USD	1.054	10,207	EUR	1,427,550	12,383	(2,176)
EUR versus USD	Put	Deutsche Bank Securities Inc.	04/15/2016	USD	1.065	13,870	EUR	1,427,550	17,136	(3,266)
EUR versus USD	Put	Deutsche Bank Securities Inc.	04/15/2016	USD	1.076	18,482	EUR	1,427,550	23,198	(4,716)
EUR versus USD	Put	Goldman Sachs International	02/17/2016	USD	1.051	1,400	EUR	88,401	69	1,331
EUR versus USD	Put	Goldman Sachs International	02/17/2016	USD	1.063	894	EUR	293,945	641	253
EUR versus USD	Put	Goldman Sachs International	02/17/2016	USD	1.072	2,329	EUR	310,181	1,343	986
EUR versus USD	Put	Goldman Sachs International	02/17/2016	USD	1.083	5,167	EUR	524,446	4,549	618
EUR versus USD	Put	Goldman Sachs International	03/18/2016	USD	1.064	2,180	EUR	293,945	2,040	140
EUR versus USD	Put	Goldman Sachs International	03/18/2016	USD	1.073	3,794	EUR	310,181	3,134	660
EUR versus USD	Put	Goldman Sachs International	03/18/2016	USD	1.084	7,160	EUR	524,446	7,775	(615)
EUR versus USD	Put	Goldman Sachs International	04/15/2016	USD	1.065	3,025	EUR	293,945	3,449	(424)
USD versus CAD	Put	Barclays Bank PLC	07/15/2020	CAD	1.245	361,346	USD	4,309,000	212,996	148,350
USD versus CAD	Put	Barclays Bank PLC	08/25/2020	CAD	1.310	43,062	USD	509,625	36,255	6,807
USD versus CAD	Put	Deutsche Bank Securities Inc.	07/15/2020	CAD	1.245	369,792	USD	4,309,000	212,996	156,796
USD versus CAD	Put	Deutsche Bank Securities Inc.	08/25/2020	CAD	1.416	73,651	USD	779,456	87,554	(13,903)
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.282	55,008	USD	648,000	40,022	14,986
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.306	88,000	USD	1,020,000	70,972	17,028
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.309	42,664	USD	516,240	36,462	6,202
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.337	162,816	USD	1,996,030	160,787	2,029
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.345	125,918	USD	1,506,703	125,714	204
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.417	77,653	USD	799,027	89,925	(12,272)
USD versus JPY	Put	Citigroup Global Markets Inc.	09/09/2016	JPY	121.250	51,421	USD	1,579,722	54,236	(2,815)
USD versus KRW	Put	Barclays Bank PLC	09/09/2016	KRW	1,160.070	28,812	USD	736,125	12,300	16,512
USD versus KRW	Put	Barclays Bank PLC	09/09/2016	KRW	1,165.500	83,360	USD	2,242,063	41,209	42,151
USD versus KRW	Put	Barclays Bank PLC	09/09/2016	KRW	1,185.000	102,436	USD	2,661,373	67,202	35,234
USD versus KRW	Put	Barclays Bank PLC	09/09/2016	KRW	1,200.050	160,193	USD	3,305,000	103,973	56,220
USD versus KRW	Put	Barclays Bank PLC	09/09/2016	KRW	1,216.000	130,101	USD	3,325,680	129,197	904
USD versus KRW	Put	Barclays Bank PLC	09/09/2016	KRW	1,190.500	190,467	USD	5,536,845	151,878	38,589
USD versus KRW	Put	Citigroup Global Markets Inc.	09/09/2016	KRW	1,195.250	10,158	USD	205,000	6,026	4,132
USD versus KRW	Put	Deutsche Bank Securities Inc.	09/09/2016	KRW	1,210.260	301,432	USD	8,200,000	295,998	5,434
USD versus KRW	Put	Goldman Sachs International	09/09/2016	KRW	1,205.800	306,122	USD	6,222,000	211,737	94,385
Subtotal – Over-The-Counter Foreign Currency Put Options Written						$2,943,930			$2,257,402	$686,528
Total Foreign Currency Options Written - Currency Risk						$5,131,066			$4,211,619	$919,447

Currency Abbreviations:

CAD – Canadian Dollar	GBP – British Pound Sterling	NOK – Norwegian Krone	USD – United States Dollar
EUR – Euro	JPY – Japanese Yen	KRW – South Korean Won

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value		Value	Unrealized Appreciation
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.59	Receive	3 Month USD LIBOR	02/16/2016	$525	USD	150,000	$96	$429
5 Year Interest Rate Swap	Call	Goldman Sachs International	1.53	Receive	3 Month USD LIBOR	02/29/2016	70	USD	22,000	20	50
Subtotal – Over-The-Counter Call Swaptions Written							$595			$116	$479
5 Year Interest Rate Swap	Put	Barclays Bank PLC	2.27	Pay	6 Month GBP LIBOR	11/20/2020	44,172	GBP	875,680	35,887	8,285
5 Year Interest Rate Swap	Put	Goldman Sachs International	2.43	Pay	6 Month GBP LIBOR	11/13/2020	87,632	GBP	1,764,921	64,624	23,008
5 Year Interest Rate Swap	Put	Goldman Sachs International	2.37	Pay	6 Month GBP LIBOR	12/29/2020	154,043	GBP	3,153,446	122,619	31,424
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	2.73	Pay	6 Month GBP LIBOR	07/16/2020	76,795	GBP	1,500,000	41,709	35,086
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	2.32	Pay	6 Month GBP LIBOR	08/25/2020	119,068	GBP	2,329,187	88,800	30,268
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	2.28	Pay	6 Month GBP LIBOR	10/16/2020	884,511	GBP	17,350,000	695,991	188,520
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	2.24	Pay	6 Month GBP LIBOR	01/07/2021	65,481	GBP	1,347,895	57,407	8,074
5 Year Interest Rate Swap	Put	Royal Bank of Scotland Securities Inc.	2.75	Pay	6 Month GBP LIBOR	07/10/2020	87,817	GBP	1,700,000	46,409	41,408
Subtotal – Over-The-Counter Put Swaptions Written							$1,519,519			$1,153,446	$366,073
Total Swaptions Written - Interest Rate Risk							$1,520,114			$1,153,562	$366,552
Total - Options Written							$8,735,197			$8,592,112	$143,085

Abbreviations:

GBP – British Pound Sterling
LIBOR – London Interbank Offered Rate
USD – U.S. Dollar

Options Written Transactions

	Call Options
	Number of Contracts*		Notional Value		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of period	149	EUR	9,996,163	GBP	6,707,747	HKD	105,700,000	USD	16,950,500	$1,941,208
Written	36	EUR	6,226,379	GBP	2,333,524	HKD	32,380,000	USD	17,464,047	981,189
Closed	(143)		—		—	HKD	(98,650,000)	USD	(13,102,612)	(683,432)
Exercised	—		—		—		—		—	—
Expired	(42)		—		—	HKD	(39,430,000)	USD	(5,526,000)	(51,234)
End of period	—	EUR	16,222,542	GBP	9,041,271	HKD	—	USD	15,785,935	2,187,731

	Put Options
	Number of Contracts*		Notional Value		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of period	1,210	EUR	49,756,823	GBP	22,879,187	JPY	2,751,000,000	USD	33,515,000	$6,521,659
Written	3,009	EUR	50,149,142	GBP	7,141,942	JPY	1,330,750,000	USD	45,016,219	4,581,763
Closed	(1,056)	EUR	(45,773,020)		—	JPY	(3,322,750,000)	USD	(22,254,330)	(4,098,227)
Exercised	—		—		—		—		—	—
Expired	(220)	EUR	(10,208,174)		—	JPY	(759,000,000)		—	(457,729)
End of period	2,943	EUR	43,924,771	GBP	30,021,129	JPY	—	USD	56,276,889	6,547,466

*Does not include swaptions written and foreign currency options written.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Futures Contracts(g)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
CAA Index	Long	1,999	March-2016	11,434,457	$(2,803,642)
DAX Index	Long	27	March-2016	7,134,184	(522,518)
E-Mini Consumer Staples Sector	Long	213	March-2016	10,822,530	209,888
FTSE 100 Index	Long	72	March-2016	6,162,965	112,128
E-Mini S&P 500 Index	Long	20	March-2016	1,930,100	44,010
Nikkei 225	Long	50	March-2016	3,654,030	(197,494)
E-Mini Consumer Discretionary Sector	Short	147	March-2016	(10,925,040)	588,768
MSCI AC Asia Index	Short	372	March-2016	(11,578,091)	575,363
Russell 2000 Index Mini	Short	103	March-2016	(10,623,420)	883,173
STOXX Europe 600 Index	Short	712	March-2016	(13,085,872)	624,371
Total - Futures Contracts – Equity Risk					$(485,953)

(g)	Futures contracts collateralized by $3,566,083 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Centrally Cleared Credit Default Swap Agreements(h)(i)
Counterparty/ Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Implied Credit Spread(g)	Expiration Date		Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00%	0.92%	December-2020	EUR	1,255,000	$10,922	$(5,559)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00	1.25	December-2025	EUR	48,070,485	(844,207)	(359,093)
Credit Suisse First Boston/CME	Markit CDX NA HY Index	Sell	5.00	5.04	December-2020	USD	277,000	(4,072)	3,352
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.92	December-2020	EUR	41,312,485	(461,295)	281,394
Credit Suisse First Boston/CME	Markit CDX NA HY Index	Buy	(5.00)	5.04	December-2020	USD	3,772,000	(4,627)	14,434
Total - Credit Default Swap Agreements - Credit Risk								$(1,303,279)	$(65,472)

Abbreviations:

CME - Chicago Mercantile Exchange	ICE - Intercontinental Exchange
EUR - Euro	USD – U.S. Dollar

(h)	Implied credit spreads represent the current level as of January 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(i)
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.240%	November-2020	EUR	27,032,000	$(252,859)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.227	November-2020	EUR	20,177,000	(175,091)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.180	November-2020	EUR	1,414,000	(8,761)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.306	December-2020	EUR	4,115,000	(52,589)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.301	December-2020	EUR	1,937,000	(24,286)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.300	December-2020	EUR	1,936,000	(24,117)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.344	December-2020	EUR	2,789,000	(40,999)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.346	December-2020	EUR	3,787,000	(56,184)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.208	January-2021	EUR	2,352,000	(16,746)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.216	January-2021	EUR	1,764,000	(13,381)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.208	January-2021	EUR	1,432,000	(10,165)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.685	November-2029	EUR	707,000	(35,218)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.825	July-2049	EUR	3,971,379	(359,134)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.880	July-2049	EUR	5,895,621	(621,054)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.014	July-2049	EUR	547,000	(77,819)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(i) – (continued)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.819%	July-2049	EUR	270,000	$(24,105)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.800	September-2049	EUR	446,000	(36,911)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.740	October-2049	EUR	401,000	(26,289)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.738	October-2049	EUR	506,000	(32,635)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.702	October-2049	EUR	505,000	(27,436)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.834	November-2049	EUR	884,000	(79,221)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.825	December-2049	EUR	2,098,000	(182,261)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.812	December-2049	EUR	1,821,000	(151,686)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.680	January-2050	EUR	1,176,000	(55,287)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.733	January-2050	EUR	1,050,000	(64,391)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.463	May-2025	GBP	8,364,000	(265,850)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.680	June-2025	GBP	350,000	(16,451)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.807	June-2025	GBP	772,000	(42,953)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.795	July-2025	GBP	477,000	(26,026)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.761	July-2025	GBP	643,000	(33,325)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.750	July-2025	GBP	850,000	(43,373)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.710	July-2025	GBP	427,000	(20,479)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.730	July-2025	GBP	750,000	(37,053)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.550	July-2025	GBP	280,000	(10,124)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.320	August-2025	GBP	1,164,594	(22,159)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.358	September-2025	GBP	821,000	(17,396)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.300	September-2025	GBP	622,000	(10,561)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.293	October-2025	GBP	639,000	(10,267)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.280	October-2025	GBP	7,634,000	(115,488)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.283	October-2025	GBP	136,000	(2,055)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.430	November-2025	GBP	776,565	(19,495)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.411	November-2025	GBP	718,000	(17,070)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.270	November-2025	GBP	385,299	(5,291)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.264	November-2025	GBP	630,000	(8,389)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.370	December-2025	GBP	1,387,516	(27,698)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.392	December-2025	GBP	1,723,000	(36,976)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.319	January-2026	GBP	641,000	(10,523)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.240	January-2026	GBP	593,074	(6,596)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.205	January-2026	GBP	838,000	(7,276)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.031	December-2045	GBP	1,388,000	(105,420)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.042	December-2045	GBP	1,399,000	(111,759)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	1.972	December-2045	GBP	737,000	(40,325)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	1.985	December-2045	GBP	867,100	(51,591)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.045	December-2045	GBP	1,090,000	(88,693)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.100	December-2045	GBP	443,000	(44,910)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.098	December-2045	GBP	447,000	(44,913)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.116	December-2045	GBP	557,000	(59,573)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.113	December-2045	GBP	553,000	(58,555)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.050	January-2046	GBP	301,000	(25,279)
Credit Suisse First Boston/CME	Receive	3 Month USD LIBOR	2.670	December-2045	USD	5,312,000	(419,987)
Credit Suisse First Boston/CME	Receive	3 Month USD LIBOR	2.657	December-2045	USD	629,000	(48,164)
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.666	September-2025	AUD	4,096,000	62,638
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.683	September-2025	AUD	8,185,000	129,225
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.666	September-2025	AUD	5,513,000	84,308
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.474	October-2025	AUD	644,000	5,958
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.445	October-2025	AUD	690,000	5,560
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.618	November-2025	AUD	1,288,000	16,870
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.590	November-2025	AUD	4,937,000	60,371
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.612	November-2025	AUD	4,936,000	63,685
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.525	December-2025	AUD	6,621,000	66,156
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.498	December-2025	AUD	4,045,000	36,545
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.196	January-2026	AUD	3,571,000	(198)
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.285	January-2026	AUD	4,291,000	10,886
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.831	July-2029	EUR	9,928,446	485,123

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(i) – (continued)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.881%	July-2029	EUR	14,738,554	$794,556
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.998	July-2029	EUR	1,368,000	90,599
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.805	July-2029	EUR	700,000	31,921
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.770	September-2029	EUR	1,114,000	44,087
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.721	October-2029	EUR	1,002,000	33,934
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.693	October-2029	EUR	1,264,000	37,979
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.622	October-2029	EUR	1,262,000	27,669
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.760	November-2029	EUR	2,211,000	78,586
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.632	November-2029	EUR	1,768,000	38,948
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.808	December-2029	EUR	5,244,000	206,924
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.792	December-2029	EUR	4,531,000	169,131
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.653	January-2030	EUR	2,939,000	64,299
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.693	January-2030	EUR	2,626,000	68,320
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.290	July-2025	SEK	45,000,000	45,092
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.260	July-2025	SEK	14,892,000	12,257
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.578	July-2025	SEK	44,676,719	114,678
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.476	July-2025	SEK	44,677,000	89,565
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.395	July-2025	SEK	16,680,000	26,024
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.305	July-2025	SEK	18,514,281	19,666
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.260	July-2025	SEK	17,000,000	13,400
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.236	September-2025	SEK	7,042,000	3,347
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.275	October-2025	SEK	10,606,000	7,053
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.265	October-2025	SEK	8,198,000	4,608
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.205	October-2025	SEK	8,526,000	1,758
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.470	November-2025	SEK	14,717,000	23,079
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.373	November-2025	SEK	13,133,000	13,479
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.534	December-2025	SEK	36,231,000	66,390
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.655	January-2026	SEK	34,380,000	83,686
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.313	January-2026	SEK	21,817,000	11,576
Subtotal – Centrally Cleared Interest Rate Swap Agreements							$(1,110,930)

Abbreviations:

AUD – Australian Dollar	EUR – Euro	LIBOR – London Interbank Offered Rate	USD – U.S. Dollar
CME – Chicago Mercantile Exchange	GBP – British Pound Sterling	SEK – Swedish Krona

(i)	Centrally cleared swap agreements collateralized by $4,376,522 cash held with Credit Suisse First Boston.

Open Over-The-Counter Inflation Swap Agreements
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	3.178%	May-2025	GBP	319,719	$21,184
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	3.130	July-2025	GBP	550,000	27,061
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	3.190	July-2025	GBP	854,000	50,648
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	3.248	July-2025	GBP	954,000	65,893
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	2.949	September-2025	GBP	1,245,000	23,101
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.932	January-2025	GBP	1,155,175	48,301
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.900	April-2025	GBP	1,817,000	44,663
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.965	April-2025	GBP	1,954,000	69,005
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	3.000	April-2025	GBP	1,105,000	45,432
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.926	October-2025	GBP	1,278,000	20,674
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	3.044	November-2025	GBP	1,261,000	33,489
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	3.020	January-2026	GBP	1,283,000	24,128
Goldman Sachs International	Pay	United Kingdom RPI	3.060	December-2025	GBP	3,450,000	89,838
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.923	February-2025	GBP	11,857,170	436,460
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.865	March-2025	GBP	814,000	16,145
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	3.250	July-2025	GBP	1,286,000	89,327
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	3.010	September-2025	GBP	1,642,000	47,023
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.943	October-2025	GBP	272,000	5,132
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	3.095	November-2025	GBP	1,393,000	48,770
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.920	January-2026	GBP	1,676,000	4,100
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	2.988	May-2020	GBP	319,719	(14,234)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Inflation Swap Agreements – (continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	2.880%	July-2020	GBP	550,000	$(15,708)
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	2.955	July-2020	GBP	854,000	(29,359)
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	3.065	July-2020	GBP	954,000	(40,972)
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	2.658	September-2020	GBP	1,245,000	(14,402)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.720	January-2020	GBP	1,155,175	(43,781)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.675	April-2020	GBP	1,817,000	(44,206)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.740	April-2020	GBP	1,954,000	(57,287)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.778	April-2020	GBP	1,105,000	(35,582)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.612	October-2020	GBP	1,278,000	(12,443)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.737	November-2020	GBP	1,261,000	(14,143)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.745	January-2021	GBP	1,283,000	(11,730)
Goldman Sachs International	Receive	United Kingdom RPI	2.786	December-2020	GBP	3,450,000	(42,906)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.690	February-2020	GBP	11,857,170	(387,460)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.650	March-2020	GBP	814,000	(18,718)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	3.015	July-2020	GBP	1,286,000	(50,210)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.720	September-2020	GBP	1,642,000	(26,837)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.605	October-2020	GBP	272,000	(2,501)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.790	November-2020	GBP	1,393,000	(21,284)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.628	January-2021	GBP	1,676,000	(389)
Subtotal – Over-The-Counter Inflation Swap Agreements							$326,222
Total Interest Rate and Inflation Swap Agreements - Interest Rate Risk							$(784,708)

Abbreviations:
GBP –British Pound Sterling
RPI – Retail Price Index

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	37.00%	December-2016	HKD	133,500	$10,195
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	41.05	December-2016	HKD	72,277	42,150
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	45.00	December-2016	HKD	146,000	180,081
HSBC New York	Hang Seng China Enterprise Index	Pay	42.75	December-2016	HKD	54,382	40,682
HSBC New York	Hang Seng China Enterprise Index	Pay	43.00	December-2016	HKD	109,500	84,910
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Pay	38.10	December-2016	HKD	58,713	13,838
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Pay	39.25	December-2016	HKD	96,948	36,440
Societe Generale	Hang Seng China Enterprise Index	Pay	35.50	December-2016	HKD	92,000	18,825
Societe Generale	Hang Seng China Enterprise Index	Pay	35.60	December-2016	HKD	133,500	(13,637)
Societe Generale	Hang Seng China Enterprise Index	Pay	36.30	December-2016	HKD	138,905	32,408
Societe Generale	Hang Seng China Enterprise Index	Pay	37.20	December-2016	HKD	64,050	8,043
Societe Generale	Hang Seng China Enterprise Index	Pay	39.25	December-2016	HKD	39,942	15,013
Societe Generale	Hang Seng China Enterprise Index	Pay	40.00	December-2016	HKD	64,613	29,930
Societe Generale	Hang Seng China Enterprise Index	Pay	41.40	December-2016	HKD	54,000	46,765
Goldman Sachs International	Hang Seng Index	Pay	33.00	December-2016	HKD	146,000	85,718
Morgan Stanley Capital Services LLC	Hang Seng Index	Pay	30.60	December-2016	HKD	42,700	4,042
Societe Generale	Hang Seng Index	Pay	28.50	December-2016	HKD	83,000	5,968
Societe Generale	Hang Seng Index	Pay	32.50	December-2016	HKD	64,000	34,333
Goldman Sachs International	S&P 500 Index	Pay	19.90	December-2016	USD	13,845	(13,086)
Goldman Sachs International	S&P 500 Index	Pay	20.10	December-2016	USD	43,000	(30,584)
Goldman Sachs International	S&P 500 Index	Pay	21.05	December-2016	USD	5,274	(9,970)
Goldman Sachs International	S&P 500 Index	Pay	21.80	December-2016	USD	3,737	(2,120)
Goldman Sachs International	S&P 500 Index	Pay	21.90	December-2016	USD	9,173	(3,337)
HSBC New York	S&P 500 Index	Pay	20.25	December-2016	USD	27,630	(19,339)
HSBC New York	S&P 500 Index	Pay	18.75	December-2016	USD	28,000	(88,154)
HSBC New York	S&P 500 Index	Pay	20.15	December-2016	USD	15,400	(13,748)
HSBC New York	S&P 500 Index	Pay	21.50	December-2016	USD	3,956	(5,571)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	21.15	December-2016	USD	4,856	(4,941)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	24.58	December-2017	USD	17,827	12,989

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements – (continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	S&P 500 Index	Pay	19.85%	December-2016	USD	8,910	$(14,342)
Societe Generale	S&P 500 Index	Pay	20.60	December-2016	USD	13,052	(16,461)
Societe Generale	S&P 500 Index	Pay	21.00	December-2016	USD	5,274	(10,256)
Societe Generale	S&P 500 Index	Pay	21.10	December-2016	USD	9,864	(14,797)
Societe Generale	S&P 500 Index	Pay	21.60	December-2016	USD	5,242	(3,507)
Societe Generale	S&P 500 Index	Pay	21.80	December-2016	USD	28,853	3,686
Societe Generale	S&P 500 Index	Pay	22.30	December-2016	USD	17,168	(11,902)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.85	December-2016	HKD	38,135	41,368
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	29.65	December-2016	HKD	64,185	61,307
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.05	December-2016	HKD	9,837	4,646
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	167,000	74,357
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.45	December-2016	HKD	87,000	72,182
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.70	December-2016	HKD	29,869	23,634
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.97	December-2016	HKD	65,100	48,837
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.98	December-2016	HKD	72,579	54,337
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.70	December-2016	HKD	21,615	13,858
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.80	December-2016	HKD	10,533	4,551
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	32.40	December-2016	HKD	28,607	15,426
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	35.59	December-2017	HKD	100,975	17,941
HSBC New York	Hang Seng China Enterprise Index	Receive	28.33	December-2016	HKD	89,000	65,683
HSBC New York	Hang Seng China Enterprise Index	Receive	29.00	December-2016	HKD	38,135	40,429
HSBC New York	Hang Seng China Enterprise Index	Receive	30.25	December-2016	HKD	134,000	60,177
HSBC New York	Hang Seng China Enterprise Index	Receive	30.40	December-2016	HKD	59,722	26,250
HSBC New York	Hang Seng China Enterprise Index	Receive	30.50	December-2016	HKD	44,512	36,587
HSBC New York	Hang Seng China Enterprise Index	Receive	42.60	December-2017	HKD	54,382	(35,723)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	31.80	December-2016	HKD	42,010	15,968
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	34.80	December-2017	HKD	52,850	14,889
Societe Generale	Hang Seng China Enterprise Index	Receive	28.50	December-2016	HKD	10,000	7,227
Societe Generale	Hang Seng China Enterprise Index	Receive	29.15	December-2016	HKD	31,784	32,918
Societe Generale	Hang Seng China Enterprise Index	Receive	29.30	December-2016	HKD	76,488	64,486
Societe Generale	Hang Seng China Enterprise Index	Receive	29.50	December-2016	HKD	51,489	50,415
Societe Generale	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	28,139	11,993
Societe Generale	Hang Seng China Enterprise Index	Receive	31.00	December-2016	HKD	76,855	56,746
Societe Generale	Hang Seng China Enterprise Index	Receive	31.45	December-2016	HKD	44,521	30,192
Societe Generale	Hang Seng China Enterprise Index	Receive	31.65	December-2016	HKD	27,802	14,432
Societe Generale	Hang Seng China Enterprise Index	Receive	32.15	December-2016	HKD	15,178	5,370
Societe Generale	Hang Seng China Enterprise Index	Receive	32.50	December-2016	HKD	158,353	29,696
Societe Generale	Hang Seng China Enterprise Index	Receive	32.60	December-2016	HKD	19,573	4,685
Societe Generale	Hang Seng China Enterprise Index	Receive	33.10	December-2016	HKD	76,725	33,741
Societe Generale	Hang Seng China Enterprise Index	Receive	34.75	December-2016	HKD	43,478	9,307
Societe Generale	Hang Seng China Enterprise Index	Receive	35.20	December-2016	HKD	14,728	2,431
Societe Generale	Hang Seng China Enterprise Index	Receive	37.50	December-2016	HKD	9,959	(4,322)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.10	December-2017	HKD	12,873	3,114
Societe Generale	Hang Seng China Enterprise Index	Receive	35.35	December-2017	HKD	33,179	6,935
Goldman Sachs International	Hang Seng Index	Receive	22.85	December-2016	HKD	20,000	14,146
Goldman Sachs International	Hang Seng Index	Receive	24.35	December-2016	HKD	167,000	70,698
Goldman Sachs International	Hang Seng Index	Receive	25.20	December-2016	HKD	34,138	10,493
Goldman Sachs International	Hang Seng Index	Receive	25.65	December-2016	HKD	75,120	43,140
Goldman Sachs International	Hang Seng Index	Receive	25.90	December-2016	HKD	17,410	6,160
Goldman Sachs International	Hang Seng Index	Receive	26.00	December-2016	HKD	7,022	2,522
HSBC New York	Hang Seng Index	Receive	22.33	December-2016	HKD	84,000	65,509
HSBC New York	Hang Seng Index	Receive	24.00	December-2016	HKD	133,139	64,532
HSBC New York	Hang Seng Index	Receive	24.15	December-2016	HKD	59,722	28,984
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	25.95	December-2016	HKD	47,239	15,712
Societe Generale	Hang Seng Index	Receive	24.00	December-2016	HKD	34,535	19,629
Societe Generale	Hang Seng Index	Receive	26.20	December-2016	HKD	25,485	9,892
Societe Generale	Hang Seng Index	Receive	26.60	December-2016	HKD	20,981	4,744
Societe Generale	Hang Seng Index	Receive	26.80	December-2016	HKD	81,316	11,866
Societe Generale	Hang Seng Index	Receive	29.00	December-2016	HKD	13,150	1,658

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements – (continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	Hang Seng Index	Receive	30.75%	December-2016	HKD	99,588	$(34,239)
Goldman Sachs International	KOSPI 200 Index	Receive	20.80	December-2016	KRW	3,289,007	6,231
Goldman Sachs International	KOSPI 200 Index	Receive	21.50	December-2016	KRW	3,102,391	3,637
Goldman Sachs International	KOSPI 200 Index	Receive	29.00	December-2016	KRW	44,475,000	(230,862)
HSBC New York	KOSPI 200 Index	Receive	21.50	December-2016	KRW	7,995,332	15,445
Morgan Stanley Capital Services LLC	KOSPI 200 Index	Receive	22.20	December-2016	KRW	4,902,168	2,155
Societe Generale	KOSPI 200 Index	Receive	21.10	December-2016	KRW	1,827,696	3,302
Societe Generale	KOSPI 200 Index	Receive	22.70	December-2016	KRW	4,285,384	(2,106)
Societe Generale	KOSPI 200 Index	Receive	22.95	December-2016	KRW	3,507,377	2,430
Societe Generale	KOSPI 200 Index	Receive	24.75	December-2016	KRW	15,304,350	(34,895)
Societe Generale	KOSPI 200 Index	Receive	26.85	December-2017	KRW	21,545,172	(31,823)
Morgan Stanley Capital Services LLC	S&P 500 Index	Receive	24.30	December-2016	USD	17,827	(23,261)
Morgan Stanley Capital Services LLC	S&P 500 Index	Receive	24.50	December-2016	USD	4,128	(6,074)
Societe Generale	S&P 500 Index	Receive	24.00	December-2016	USD	4,128	(4,128)
Societe Generale	S&P 500 Index	Receive	25.30	December-2016	USD	3,500	(12,585)
Total - Variance Swap Agreements - Equity Risk							$1,469,246

Currency Abbreviations:
HKD - Hong Kong Dollar	KRW - South Korean Won	USD - United States Dollar

Open Over-The-Counter Volatility Swap Agreements
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Societe Generale	Hang Seng China Enterprise Index	Pay	32.75%	April-2016	HKD	31,391	$(22,176)
Societe Generale	Hang Seng China Enterprise Index	Pay	33.00	April-2016	HKD	125,404	(80,273)
Societe Generale	Hang Seng China Enterprise Index	Pay	33.13	April-2016	HKD	125,566	(82,655)
Societe Generale	Hang Seng China Enterprise Index	Pay	33.40	April-2016	HKD	119,304	(73,311)
Subtotal – Equity Risk							$(258,415)
Barclays Bank PLC	AUD/JPY	Pay	13.75	April-2017	AUD	2,850	$(3,726)
Barclays Bank PLC	AUD/JPY	Pay	13.85	April-2017	AUD	7,050	(8,729)
Barclays Bank PLC	AUD/JPY	Pay	14.20	April-2017	AUD	19,000	(13,254)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	14.90	March-2017	AUD	33,728	(7,004)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	15.275	March-2017	AUD	15,000	(625)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	14.15	April-2017	AUD	17,500	(17,660)
Goldman Sachs International	AUD/JPY	Pay	15.275	March-2017	AUD	6,400	(267)
Goldman Sachs International	AUD/JPY	Pay	15.40	March-2017	AUD	29,772	4,288
Goldman Sachs International	AUD/JPY	Pay	15.55	March-2017	AUD	31,500	7,235
Goldman Sachs International	AUD/JPY	Pay	14.10	April-2017	AUD	14,000	(14,915)
Royal Bank of Scotland Securities Inc.	AUD/JPY	Pay	14.00	April-2017	AUD	22,109	(25,083)
UBS	AUD/JPY	Pay	13.80	April-2017	AUD	14,000	(17,818)
Bank of America Merrill Lynch	EUR/USD	Pay	10.30	January-2017	EUR	30,536	(3,810)
UBS	EUR/USD	Pay	10.25	January-2017	EUR	30,536	(5,715)
Citigroup Global Markets Inc.	USD/JPY	Pay	9.60	October-2016	USD	6,457	365
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.00	June-2016	USD	1,578	92
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.05	June-2016	USD	2,625	477
Deutsche Bank Securities Inc.	USD/JPY	Pay	8.75	July-2016	USD	4,500	(2,002)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.60	August-2016	USD	3,600	758
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.45	September-2016	USD	12,450	(154)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.525	November-2016	USD	12,800	15,221
Deutsche Bank Securities Inc.	USD/JPY	Pay	12.15	December-2016	USD	3,564	9,818
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.35	January-2017	USD	4,500	8,901
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.55	January-2017	USD	9,000	19,318
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.50	February-2017	USD	6,120	12,664
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.80	February-2017	USD	2,571	3,354
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.00	March-2017	USD	15,000	19,306
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.10	June-2017	USD	14,580	1,394
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.15	June-2017	USD	12,600	14,665
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.75	July-2017	USD	15,000	(4,207)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements – (continued)
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.075%	July-2017	USD	11,880	$704
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.40	July-2017	USD	5,500	1,551
Goldman Sachs International	USD/JPY	Pay	9.05	June-2016	USD	36,000	3,892
Goldman Sachs International	USD/JPY	Pay	11.3248	January-2017	USD	13,500	26,177
Goldman Sachs International	USD/JPY	Pay	11.9357	March-2017	USD	6,300	14,789
Goldman Sachs International	USD/JPY	Pay	10.1086	April-2017	USD	14,850	5,785
Goldman Sachs International	USD/JPY	Pay	10.1549	April-2017	USD	8,460	3,158
Goldman Sachs International	USD/JPY	Pay	10.10	May-2017	USD	13,500	2,589
Goldman Sachs International	USD/JPY	Pay	10.34	June-2017	USD	15,000	5,541
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	8.90	June-2016	USD	4,000	(136)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.20	September-2016	USD	2,585	(652)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.75	June-2017	USD	9,000	(2,146)
Citigroup Global Markets Inc.	AUD/JPY	Receive	10.675	October-2016	AUD	2,984	7,387
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	June-2016	AUD	8,107	13,117
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.90	June-2016	AUD	2,794	3,908
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.30	July-2016	AUD	4,763	10,542
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	September-2016	AUD	13,339	29,687
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.40	November-2016	AUD	14,700	30,508
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.17	December-2016	AUD	13,968	17,947
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.90	January-2017	AUD	3,735	7,707
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.65	January-2017	AUD	11,360	17,428
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.10	February-2017	AUD	13,393	26,785
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.45	February-2017	AUD	7,827	7,476
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.95	April-2017	AUD	19,718	30,828
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.30	May-2017	AUD	20,863	43,830
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.50	June-2017	AUD	16,412	34,172
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.525	June-2017	AUD	18,942	41,129
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.50	July-2017	AUD	18,000	28,617
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.70	July-2017	AUD	15,933	21,817
Goldman Sachs International	AUD/JPY	Receive	11.00	June-2016	AUD	36,000	50,671
Goldman Sachs International	AUD/JPY	Receive	12.0758	January-2017	AUD	16,580	31,820
Goldman Sachs International	AUD/JPY	Receive	13.3976	March-2017	AUD	12,612	14,832
Goldman Sachs International	AUD/JPY	Receive	12.512	April-2017	AUD	10,933	20,939
Goldman Sachs International	AUD/JPY	Receive	12.6407	April-2017	AUD	19,468	35,698
Goldman Sachs International	AUD/JPY	Receive	12.73	June-2017	AUD	20,000	39,973
Goldman Sachs International	AUD/JPY	Receive	12.75	July-2017	AUD	20,000	41,013
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.90	August-2016	AUD	3,881	7,704
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.80	September-2016	AUD	2,767	5,942
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	12.55	June-2017	AUD	11,719	25,502
Bank of America Merrill Lynch	EUR/JPY	Receive	11.25	January-2017	EUR	15,268	(2,893)
Bank of America Merrill Lynch	EUR/JPY	Receive	11.425	January-2017	EUR	15,268	(5,812)
UBS	EUR/JPY	Receive	11.15	January-2017	EUR	15,268	(1,226)
UBS	EUR/JPY	Receive	11.475	January-2017	EUR	15,268	(6,394)
Barclays Bank PLC	USD/JPY	Receive	9.70	April-2017	USD	7,000	3,147
Barclays Bank PLC	USD/JPY	Receive	10.30	April-2017	USD	13,000	(7,203)
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.85	March-2017	USD	17,075	(19,951)
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.90	March-2017	USD	7,000	(8,716)
Deutsche Bank Securities Inc.	USD/JPY	Receive	11.00	March-2017	USD	12,000	(15,977)
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.15	April-2017	USD	12,500	(830)
Goldman Sachs International	USD/JPY	Receive	11.00	March-2017	USD	7,600	(10,119)
Goldman Sachs International	USD/JPY	Receive	11.20	March-2017	USD	20,925	(31,734)
Goldman Sachs International	USD/JPY	Receive	11.51	March-2017	USD	21,000	(38,894)
Goldman Sachs International	USD/JPY	Receive	10.00	April-2017	USD	10,000	1,513
Royal Bank of Scotland Securities Inc.	USD/JPY	Receive	9.80	April-2017	USD	18,242	6,388
UBS	USD/JPY	Receive	9.75	April-2017	USD	10,000	3,999
Subtotal – Currency Risk							$566,416
Total - Volatility Swap Agreements							$308,001

Currency Abbreviations:
AUD - Australian Dollar	HKD – Hong Kong Dollar	JPY - Japanese Yen	USD - United States Dollar

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts
		Contract to					Unrealized
							Appreciation
Settlement Date	Counterparty		Deliver		Receive	Notional Value	(Depreciation)
02/09/16	Deutsche Bank Securities Inc.	AUD	11,607,000	USD	8,118,241	$ 8,209,531	$(91,290)
02/09/16	Deutsche Bank Securities Inc.	USD	7,782,021	CLP	5,503,400,000	7,725,425	(56,596)
02/09/16	Goldman Sachs International	AUD	3,050,000	USD	2,203,245	2,157,239	46,006
02/09/16	Goldman Sachs International	USD	2,669,902	CLP	1,903,900,000	2,672,609	2,707
02/09/16	State Street Bank & Trust Co.	AUD	184,000	USD	132,495	130,142	2,353
02/09/16	State Street Bank & Trust Co.	USD	264,566	CLP	188,900,000	265,169	603
02/16/16	State Street Bank & Trust Co.	AUD	1,775,646	USD	1,238,430	1,255,494	(17,064)
02/16/16	State Street Bank & Trust Co.	EUR	10,625,069	USD	11,576,678	11,515,373	61,305
02/16/16	State Street Bank & Trust Co.	GBP	1,534,259	USD	2,217,161	2,186,286	30,875
02/16/16	State Street Bank & Trust Co.	HKD	25,942,000	USD	3,338,843	3,334,126	4,717
02/16/16	State Street Bank & Trust Co.	JPY	314,906,000	USD	2,675,403	2,601,936	73,467
02/16/16	State Street Bank & Trust Co.	KRW	303,350,000	USD	250,271	251,683	(1,412)
02/16/16	State Street Bank & Trust Co.	USD	250,213	AUD	357,000	252,422	2,209
02/16/16	State Street Bank & Trust Co.	USD	814,308	EUR	748,000	810,677	(3,631)
02/16/16	State Street Bank & Trust Co.	USD	1,016,437	GBP	713,000	1,016,010	(427)
02/16/16	State Street Bank & Trust Co.	USD	879,842	HKD	6,854,000	880,892	1,050
02/16/16	State Street Bank & Trust Co.	USD	409,340	JPY	48,097,000	397,405	(11,935)
02/16/16	State Street Bank & Trust Co.	USD	451,471	KRW	544,211,000	451,521	50
04/07/16	Barclays Bank PLC	USD	794,714	INR	54,330,645	791,888	(2,826)
04/07/16	Deutsche Bank Securities Inc.	CNY	87,002,250	USD	12,963,160	13,059,087	(95,927)
04/07/16	Deutsche Bank Securities Inc.	THB	1,206,756	USD	32,998	33,722	(724)
04/07/16	Deutsche Bank Securities Inc.	USD	12,953,724	INR	873,145,748	12,726,403	(227,321)
04/07/16	Goldman Sachs International	CNY	5,892,797	USD	874,847	884,512	(9,665)
04/07/16	Goldman Sachs International	EUR	10,902,375	USD	11,935,946	11,833,572	102,374
04/07/16	Goldman Sachs International	GBP	14,413,319	USD	21,335,733	20,541,494	794,239
04/07/16	Goldman Sachs International	KRW	439,610,719	USD	368,847	363,126	5,721
04/07/16	Goldman Sachs International	THB	38,445,278	USD	1,056,308	1,074,329	(18,021)
04/07/16	Goldman Sachs International	TWD	12,295,662	USD	369,239	368,012	1,227
04/07/16	State Street Bank & Trust Co.	AUD	3,450,532	USD	2,468,878	2,433,660	35,218
04/07/16	State Street Bank & Trust Co.	CAD	1,707,471	USD	1,222,937	1,218,916	4,021
04/07/16	State Street Bank & Trust Co.	CHF	3,940,348	USD	3,975,596	3,858,228	117,368
04/07/16	State Street Bank & Trust Co.	CNY	245,386	USD	36,448	36,833	(385)
04/07/16	State Street Bank & Trust Co.	EUR	1,040,938	USD	1,135,448	1,129,847	5,601
04/07/16	State Street Bank & Trust Co.	GBP	1,380,399	USD	1,995,057	1,967,310	27,747
04/07/16	State Street Bank & Trust Co.	IDR	14,486,338,785	USD	1,009,805	1,044,618	(34,813)
04/07/16	State Street Bank & Trust Co.	JPY	152,204,666	USD	1,285,245	1,259,546	25,699
04/07/16	State Street Bank & Trust Co.	KRW	66,733,152	USD	55,202	55,123	79
04/07/16	State Street Bank & Trust Co.	MYR	2,515,908	USD	576,101	607,037	(30,936)
04/07/16	State Street Bank & Trust Co.	PHP	67,101,509	USD	1,410,190	1,394,216	15,974
04/07/16	State Street Bank & Trust Co.	SEK	15,366,802	USD	1,829,345	1,794,462	34,883
04/07/16	State Street Bank & Trust Co.	SGD	1,020,682	USD	714,179	715,441	(1,262)
04/07/16	State Street Bank & Trust Co.	THB	1,970,150	USD	53,882	55,054	(1,172)
04/07/16	State Street Bank & Trust Co.	TWD	1,850,186	USD	54,987	55,377	(390)
08/01/16	State Street Bank & Trust Co.	GBP	1,081,946	USD	1,642,969	1,542,795	100,174
Total Forward Foreign Currency Contracts - Currency Risk							$889,870

Currency Abbreviations:

AUD - Australian Dollar	HKD - Hong Kong Dollar	SEK - Swedish Krona
CAD - Canadian Dollar	IDR - Indonesian Rupiah	SGD - Singapore Dollar
CHF - Swiss Franc	INR - Indian Rupee	THB - Thai Baht
CLP - Chilean Peso	JPY - Japanese Yen	TWD - New Taiwan Dollar
CNY - Chinese Yuan	KRW - South Korean Won	USD - United States Dollar
EUR - Euro	MYR - Malaysian Ringgit
GBP - British Pound Sterling	PHP - Philippine Peso

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) will seek to gain exposure to the commodity market primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Global Targeted Returns Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

Invesco Global Targeted Returns Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a

Invesco Global Targeted Returns Fund

H.	Swap Agreements – (continued)

future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other

Invesco Global Targeted Returns Fund

H.	Swap Agreements – (continued)

party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

I.	Call Options Written and Purchased – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco Global Targeted Returns Fund

J.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

L.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Global Targeted Returns Fund

	Level 1	Level 2	Level 3	Total

Equity Securities	$122,680,197	$—	$—	$122,680,197
U.S. Treasury Securities	—	6,871,688	—	6,871,688
Foreign Sovereign Debt Securities	—	24,316,313	—	24,316,313
Options Purchased	6,860,790	5,765,527	—	12,626,317
	129,540,987	36,953,528	—	166,494,515
Forward Foreign Currency Contracts*	—	889,870	—	889,870
Futures Contracts*	(485,953)	—	—	(485,953)
Options Written*	(2,295,763)	(6,296,349)	—	(8,592,112)
Swap Agreements*	—	927,067	—	927,067
Total Investments	$126,759,271	$32,474,116	$—	$159,233,387
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

Risk Exposure/ Derivative Type (a)	Value
	Assets	Liabilities
Credit risk:
Swap agreements	$ 299,180	$ (364,652)
Currency risk:
Forward foreign currency contracts	1,495,667	(605,797)
Options purchased (b)	5,475,608	—
Options written	—	(4,211,619)
Swap agreements	844,068	(277,652)
Equity risk:
Futures contracts	3,037,701	(3,523,654)
Options purchased (b)	7,150,709	—
Options written	—	(3,226,931)
Swap agreements	2,165,016	(954,185)
Interest rate risk:
Options written	—	(1,153,562)
Swap agreements	4,460,310	(5,245,018)
Total	$24,928,259	$(19,563,070)
(a)	Includes cumulative appreciation (depreciation) of swap agreements, forward foreign currency contracts, and futures contracts. Options written are shown at value.

(b)	Options purchased at value as reported in the Consolidated Schedule of Investments.

Invesco Global Targeted Returns Fund

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit Risk	$—	$—	$—	$—	$(103,383)
Currency Risk	1,138,410	—	19,729	(182,539)	—
Equity Risk	—	183,374	1,655,431	405,757	367,472
Interest Rate Risk	—	—	(42,461)	14,477	(824,723)
Change in Net Unrealized Appreciation (Depreciation):
Credit Risk	—	—	—	—	(65,158)
Currency Risk	887,629	—	756,671	1,143,687	(23,019)
Equity Risk	—	362,138	2,612,248	(1,797,581)	177,410
Interest Rate Risk	—	—	44,869	398,883	(856,070)
Total	$2,026,039	$545,512	$5,046,487	$(17,316)	$(1,327,471)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Foreign Currency Options	Swaptions	Swap Agreements
Average notional value	$109,653,033	$77,276,536	$106,249,509	$50,044,100	$200,055,736	$43,597,720	$453,054,060
Average contracts	—	—	5,583	1,649	—	—	—

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $44,084,274 and $3,025,329, respectively. During the same period, purchases of U.S. Treasury obligations were $6,546,109. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,194,216
Aggregate unrealized (depreciation) of investment securities	(10,269,131)
Net unrealized appreciation (depreciation) of investment securities	$(6,074,915)
Cost of investments for tax purposes is $172,569,430.

Invesco Global Targeted Returns Fund

Invesco Greater China Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	CHI-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–100.52%(b)

Apparel Retail–1.78%

Pou Sheng International (Holdings) Ltd. (Hong Kong)(c)	6,303,000	$1,111,098

Auto Parts & Equipment–4.37%

Minth Group Ltd.	1,492,000	2,722,820

Automobile Manufacturers–0.63%

Jiangling Motors Corp., Ltd.-Class B	130,000	394,573

Electrical Components & Equipment–1.95%

Zhuzhou CSR Times Electric Co., Ltd.-Class H	236,000	1,218,218

Electronic Components–5.64%

Chin-Poon Industrial Co., Ltd. (Taiwan)	932,000	1,474,580
Largan Precision Co., Ltd. (Taiwan)	28,000	2,039,063
		3,513,643

Electronic Manufacturing Services–3.40%

FIH Mobile Ltd.	5,924,000	2,117,138

Food Retail–3.86%

President Chain Store Corp. (Taiwan)	363,000	2,406,139

Footwear–6.31%

Stella International Holdings Ltd.	761,500	1,834,674
Yue Yuen Industrial (Holdings) Ltd. (Hong Kong)	610,500	2,098,801
		3,933,475

Gas Utilities–1.87%

Towngas China Co. Ltd. (Hong Kong)	2,416,000	1,163,808

Health Care Equipment–0.74%

MicroPort Scientific Corp. (c)	988,000	464,729

Home Furnishings–3.02%

Man Wah Holdings Ltd. (Hong Kong)	1,743,600	1,880,774

Hotels, Resorts & Cruise Lines–1.74%

Shanghai Jinjiang International Hotels Development Co., Ltd.-Class B	356,891	1,083,878

Hypermarkets & Super Centers–3.38%

Sun Art Retail Group Ltd. (Hong Kong)	3,752,000	2,109,570

Industrial Conglomerates–3.18%

Beijing Enterprises Holdings Ltd.	395,500	1,982,958

Integrated Oil & Gas–3.11%

China Petroleum & Chemical Corp. -Class H	3,446,000	1,937,189

	Shares	Value

Internet Retail–4.42%

E-commerce China Dangdang, Inc. -Class A, -ADR (c)	121,640	$822,286
Vipshop Holdings Ltd.-ADR (c)	150,416	1,931,342
		2,753,628

Internet Software & Services–11.45%

Tencent Holdings Ltd.	238,000	4,496,199
Weibo Corp.-ADR (c)	173,677	2,643,364
		7,139,563

Life & Health Insurance–9.28%

AIA Group Ltd. (Hong Kong)	522,400	2,923,241
Ping An Insurance (Group) Co. of China Ltd.-Class H	627,500	2,864,303
		5,787,544

Packaged Foods & Meats–4.56%

Tingyi (Cayman Islands) Holding Corp.	1,388,000	1,591,370
Uni-President China Holdings Ltd.	1,940,000	1,254,429
		2,845,799

Personal Products–3.23%

Hengan International Group Co. Ltd.	224,500	2,011,138

Property & Casualty Insurance–2.29%

PICC Property and Casualty Co. Ltd. -Class H	830,080	1,427,079

Restaurants–2.36%

Ajisen China Holdings Ltd. (Hong Kong)	3,673,000	1,472,778

Semiconductors–7.04%

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,028,000	4,387,888

Specialty Stores–1.86%

Chow Tai Fook Jewellery Group Ltd. (Hong Kong)	2,003,400	1,162,046

Wireless Telecommunication Services–9.05%

China Mobile Ltd.	517,500	5,643,497
Total Common Stocks & Other Equity Interests (Cost $73,801,977)		62,670,970

See accompanying notes which are an integral part of this schedule.

Invesco Greater China Fund

	Shares	Value

Money Market Funds–0.13%

Liquid Assets Portfolio –Institutional Class, 0.38% (d)	41,344	$41,344
Premier Portfolio –Institutional Class, 0.34% (d)	41,344	41,344
Total Money Market Funds (Cost $82,688)		82,688
TOTAL INVESTMENTS–100.65% (Cost $73,884,665)		62,753,658
OTHER ASSETS LESS LIABILITIES–(0.65)%		(406,035)
NET ASSETS–100.00%		$62,347,623

Investment Abbreviations:

ADR	—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Greater China Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Greater China Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

Invesco Greater China Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2016, there were transfers from Level 1 to Level 2 of $1,162,046 and from Level 2 to Level 1 of $6,759,128, due to foreign fair value adjustments.

Invesco Greater China Fund

	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$10,131,905	$6,383,165	$—	$16,515,070
Consumer Staples	—	9,372,646	—	9,372,646
Energy	—	1,937,189	—	1,937,189
Financials	—	7,214,623	—	7,214,623
Health Care	464,729	—	—	464,729
Industrials	—	3,201,176	—	3,201,176
Information Technology	2,643,364	14,514,868	—	17,158,232
Telecommunication Services	—	5,643,497	—	5,643,497
Utilities	—	1,163,808	—	1,163,808
Money Market Funds	82,688	—	—	82,688
Total Investments	$13,322,686	$49,430,972	$—	$62,753,658

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $7,315,880 and $8,721,123, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,864,944
Aggregate unrealized (depreciation) of investment securities	(13,020,961)
Net unrealized appreciation (depreciation) of investment securities	$(11,156,017)
Cost of investments for tax purposes is $73,909,675.

Invesco Greater China Fund

Invesco International Total Return Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	ITR-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–71.36%(a)

Australia–4.48%

Australia Government Bond, Sr. Unsec. Bonds, 3.75%, 04/21/2037(b)	AUD	3,000,000	$2,302,609

Austria–0.87%

OMV AG, Jr. Unsec. Sub. Euro Bonds, 6.75% (c)	EUR	400,000	446,853

Belgium–0.59%

Anheuser-Busch InBev SA/NV, Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.00%, 09/24/2025	GBP	200,000	301,323

Canada–4.34%

Province of Ontario Canada, Unsec. Bonds, 3.45%, 06/02/2045	CAD	3,000,000	2,230,774

Cyprus–0.65%

Cyprus Government International Bond, REGS, Unsec. Medium-Term Euro Notes, 3.88%, 05/06/2022(b)	EUR	300,000	336,250

Denmark–0.48%

Danske Bank A/S, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.68% (c)	GBP	170,000	244,573

France–1.30%

Electricite de France S.A., Jr. Unsec. Sub. Medium-Term Euro Notes, 4.13% (c)	EUR	200,000	199,461
Orange S.A., Jr. Unsec. Sub. Euro Notes, 5.88% (c)	GBP	200,000	279,769
TOTAL S.A., REGS, Jr. Sub. Unsec. Medium-Term Euro Notes, 2.63% (b) (c)	EUR	200,000	189,510
			668,740

Germany–3.27%

EnBW Energie Baden-Wuerttemberg AG, Jr. Unsec. Sub. Medium-Term Euro Notes, 7.38%, 04/02/2072	EUR	120,000	136,070
HeidelbergCement Finance Luxembourg S.A., Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.25%, 10/21/2021	EUR	100,000	113,332
Kreditanstalt fur Wiederaufbau, Sr. Unsec. Gtd. Global Notes, 2.05%, 02/16/2026	JPY	100,000,000	996,402
RWE AG, Jr. Unsec. Sub. Euro Notes, 7.00% (c)	GBP	200,000	269,957

		Principal Amount	Value

Germany–(continued)

Volkswagen International Finance N.V., REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 3.88% (b) (c)	EUR	160,000	$167,668
			1,683,429

Ireland–4.79%

Ireland Government Bond, Unsec. Euro Bonds, 2.00%, 02/18/2045	EUR	1,000,000	1,104,597
5.40%, 03/13/2025	EUR	900,000	1,362,293
			2,466,890

Italy–13.76%

Italy Buoni Poliennali Del Tesoro, Unsec. Euro Bonds, 2.00%, 12/01/2025	EUR	6,200,000	7,079,207

Japan–5.47%

Government of Japan Forty Year Bond, Series 7, Sr. Unsec. Bonds, 1.70%, 03/20/2054	JPY	40,000,000	379,715
Series 8, Sr. Unsec. Bonds, 1.40%, 03/20/2055	JPY	280,000,000	2,434,472
			2,814,187

Mexico–2.79%

Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	23,500,000	1,433,317

Netherlands–2.46%

Achmea B.V., Series 1, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00% (c)	EUR	500,000	548,778
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Unsec. Sub. Euro Bonds, 3.88%, 07/25/2023	EUR	600,000	717,730
			1,266,508

Norway–2.58%

DNB Bank ASA, Unsec. Sub. Medium-Term Euro Notes, 4.75%, 03/08/2022	EUR	250,000	281,063
Norway Government Bond, Series 476, Unsec. Bonds, 3.00%, 03/14/2024(b)	NOK	8,000,000	1,047,140
			1,328,203

Poland–6.50%

Poland Government International Bond, Series 12, Sr. Unsec. Bonds, 1.05%, 11/08/2017	JPY	400,000,000	3,346,681

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

		Principal Amount	Value

South Korea–2.17%

Korea Treasury Bond, Series 2403, Sr. Unsec. Bonds, 3.50%, 03/10/2024	KRW	1,200,000,000	$1,117,482

Spain–1.60%

Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 2.15%, 10/31/2025(b)	EUR	720,000	823,307

Supranational–2.61%

Asian Development Bank, Series 339-00-1, Sr. Unsec. Medium-Term Global Notes, 2.35%, 06/21/2027	JPY	130,000,000	1,340,772

United Arab Emirates–0.51%

IPIC GMTN Ltd., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.88%, 03/14/2021(b)	EUR	200,000	262,824

United Kingdom–8.50%

AA Bond Co. Ltd., REGS, Sec. Second Lien Euro Notes, 5.50%, 07/31/2022(b)	GBP	200,000	266,540
Abbey National Treasury Services PLC, Sr. Sec. Gtd. Mortgage-Backed Medium-Term Euro Notes, 5.25%, 02/16/2029	GBP	200,000	369,664
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	200,000	253,641
Cabot Financial Luxembourg S.A., REGS, Sr. Sec. Gtd. First Lien Euro Notes, 10.38%, 10/1/2019(b)	GBP	100,000	152,470
Direct Line Insurance Group PLC, Unsec. Sub. Gtd. Euro Notes, 9.25%, 04/27/2042	GBP	150,000	259,645
Moto Finance PLC, REGS, Sec. Gtd. Second Lien Euro Notes, 6.38%, 09/1/2020(b)	GBP	200,000	289,452
Moy Park Bondco PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 6.25%, 05/29/2021(b)	GBP	100,000	140,447
Nationwide Building Society, Jr. Unsec. Sub. Euro Bonds, 6.00%(c)	GBP	200,000	289,991
NGG Finance PLC, Unsec. Sub. Gtd. Euro Notes, 5.63%, 06/18/2073	GBP	250,000	357,573
Odeon & UCI Finco PLC, REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 9.00%, 08/1/2018(b)	GBP	100,000	147,714
Scottish Widows PLC, Unsec. Sub. Euro Notes, 5.50%, 06/16/2023	GBP	150,000	219,915
United Kingdom Gilt, Unsec. Bonds, 2.00%, 09/07/2025	GBP	1,100,000	1,627,823
			4,374,875

		Principal Amount	Value

United States–1.64%

Bank of America Corp., Series 8, Sr. Unsec. Bonds, 2.31%, 06/26/2017	JPY	100,000,000	$845,780
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $39,256,261)			36,714,584

U.S. Dollar Denominated Bonds and Notes–18.78%

Angola–0.32%

Angolan Government International Bond, Sr. Unsec. Euro Bonds, 9.50%, 11/12/2025(b)		$200,000	167,500

Australia–0.32%

FMG Resources (August 2006) Pty. Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/1/2019(b)		200,000	163,000

Belgium–0.39%

Solvay Finance America LLC, Sr. Unsec. Gtd. Notes, 4.45%, 12/3/2025(b)		200,000	200,000

Brazil–0.72%

Minerva Luxembourg S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/31/2023(b)		300,000	281,250
Odebrecht Finance Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/2029(b)		200,000	91,000
			372,250

Canada–0.44%

Air Canada Pass Through Trust, Series 2015-1, Class B, Sec. Second Lien Pass Through Ctfs., 3.88%, 03/15/2023(b)		237,000	225,564

China–0.38%

Alibaba Group Holding Ltd., Sr. Unsec. Gtd. Global Notes, 4.50%, 11/28/2034		200,000	196,418

Colombia–0.52%

Ecopetrol S.A., Sr. Unsec. Global Notes, 5.38%, 06/26/2026		300,000	241,125
Pacific Exploration & Production Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 5.63%, 01/19/2025(b)		200,000	25,732
			266,857

Dominican Republic–0.59%

Dominican Republic International Bond, Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)		322,000	304,290

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

	Principal Amount	Value

Gabon–0.30%

Gabon Government International Bond, Sr. Unsec. Bonds, 6.95%, 06/16/2025(b)	$200,000	$154,000

Ghana–0.37%

Ghana Government International Bond, Unsec. Gtd. Bonds, 10.75%, 10/14/2030(b)	200,000	189,816

Jamaica–0.34%

Digicel Group Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 03/01/2023(b)	200,000	173,000

Mexico–0.74%

Grupo Televisa S.A.B., Sr. Unsec. Global Notes, 6.13%, 01/31/2046	200,000	197,009
PLA Administradora Industrial, S. de R.L. de C.V., Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	200,000	184,437
		381,446

Netherlands–0.67%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Sr. Unsec. Gtd. Global Notes, 4.63%, 10/30/2020	350,000	347,375

Peru–0.93%

Lima Metro Line 2 Finance Ltd., Sr. Sec. First Lien Bonds, 5.88%, 07/5/2034(b)	500,000	477,500

Singapore–0.63%

BOC Aviation Pte. Ltd., Sr. Unsec. Notes, 3.00%, 03/30/2020(b)	323,000	323,647

Switzerland–1.36%

Credit Suisse Group AG, Jr. Unsec. Sub. Notes, 6.25% (b)(c)	500,000	491,250
UBS AG, Unsec. Sub. Medium-Term Euro Notes, 7.25%, 02/22/2022	200,000	208,007
		699,257

United Kingdom–0.86%

HSBC Holdings PLC Jr. Unsec. Sub. Global Bonds, 5.63%(c)	250,000	245,292
6.38%(c)	202,000	195,435
		440,727

United States–8.90%

AbbVie Inc., Sr. Unsec. Global Notes, 3.60%, 05/14/2025	195,000	195,003
Ally Financial Inc., Unsec. Sub. Global Notes, 5.75%, 11/20/2025	143,000	143,357
Avaya Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 04/1/2019(b)	300,000	202,500

	Principal Amount	Value

United States–(continued)

Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	$200,000	$199,750
6.00%, 10/15/2022(b)	301,000	308,901
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	246,000	257,246
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/1/2024	100,000	87,183
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/1/2023	100,000	90,250
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/1/2022	200,000	70,500
EarthLink Holdings Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/2019	149,000	150,117
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/1/2025	196,000	193,107
FedEx Corp., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/2045	294,000	292,526
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/1/2023(b)	300,000	302,625
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 4.13%, 08/4/2025	387,000	384,289
Frontier Communications Corp., Sr. Unsec. Notes, 11.00%, 09/15/2025(b)	300,000	290,250
JPMorgan Chase & Co., Series Z, Jr. Unsec. Sub. Global Notes, 5.30% (c)	300,000	299,250
Lockheed Martin Corp., Sr. Unsec. Global Notes, 4.70%, 05/15/2046	137,000	145,716
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 08/21/2015; Cost $192,500)(b)	200,000	160,000
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/1/2022	200,000	179,000
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 6.13%, 04/15/2025(b)	200,000	180,750
Wells Fargo & Co., Series U, Jr. Unsec. Sub. Global Notes, 5.88% (c)	300,000	317,250
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2021	200,000	128,000
		4,577,570
Total U.S. Dollar Denominated Bonds and Notes (Cost $10,295,902)		9,660,217

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–5.27%

United States–5.27%

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(d)	$173,800	$174,191
BLCP Hotel Trust, Series 2014-CLRN, Class C, Floating Rate Pass Through Ctfs., 2.38%, 08/15/2029(b)(d)	450,000	438,194
COMM Mortgage Trust, Series 2013-LC6, Class B, Pass Through Ctfs., 3.74%, 01/10/2046	300,000	304,122
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.13%, 04/19/2036(d)	244,072	221,519
JP Morgan Mortgage Trust, Series 2007-A1, Class 2A2, Floating Rate Pass Through Ctfs., 2.71%, 07/25/2035(d)	264,150	258,968
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 4.70%, 06/25/2037(d)	257,329	232,142
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.33%, 11/25/2035(d)	162,709	157,816
WaMu Mortgage Pass-Through Trust, Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.43%, 10/25/2035(d)	242,599	231,006
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.74%, 08/25/2035(d)	144,895	143,251
WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5, Pass Through Ctfs., 4.42%, 09/15/2046	500,000	551,660
Total Collateralized Mortgage Obligations (Cost $2,694,390)		2,712,869

	Shares

Money Market Funds–2.50%
Liquid Assets Portfolio –Institutional Class, 0.38% (e)	643,565	643,565
Premier Portfolio –Institutional Class, 0.34% (e)	643,565	643,565
Total Money Market Funds (Cost $1,287,130)		1,287,130
TOTAL INVESTMENTS–97.91% (Cost $53,533,683)		50,374,800
OTHER ASSETS LESS LIABILITIES–2.09%		1,076,815
NET ASSETS–100.00%		$51,451,615

Investment Abbreviations:

AUD	—Australian Dollar
CAD	—Canadian Dollar
Ctfs.	—Certificates
EUR	—Euro
GBP	—British Pound Sterling
Gtd.	—Guaranteed
JPY	—Japanese Yen
Jr.	—Junior
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krona
REGS	—Regulation S
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $11,972,023, which represented 23.27% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2016.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco International Total Return Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed

Invesco International Total Return Fund

E.	Forward Foreign Currency Contracts – (continued)

upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Call Options Written and Purchased – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of

Invesco International Total Return Fund

G.	Call Options Written and Purchased – (continued)

Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

H.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment Securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
I.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of

Invesco International Total Return Fund

I.	Swap Agreements – (continued)

default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

J.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco International Total Return Fund

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,287,130	$—	$—	$1,287,130
Collateralized Mortgage Obligations	—	2,712,869	—	2,712,869
Corporate Debt Securities	—	19,087,528	—	19,087,528
Foreign Sovereign Debt Securities	—	27,287,273	—	27,287,273
	1,287,130	49,087,670	—	50,374,800
Forward Foreign Currency Contracts*	—	(81,587)	—	(81,587)
Futures Contracts*	17,966	—	—	17,966
Swap Agreements*	—	(190,836)	—	(190,836)
Total Investments	$1,305,096	$48,815,247	$—	$50,120,343
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Currency risk:
Forward foreign currency contracts	$183,154	$(264,741)
Interest rate risk:
Futures contracts (a)	17,966	—
Swap agreements (b)	—	(190,836)
Total	$201,120	$(455,577)
(a)	Includes cumulative appreciation of futures contracts.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Currency Risk	$45,401	$—	$12,665	$7,783	$—
Interest Rate Risk	—	168,814	—	—	(27,417)
Change in Net Unrealized Appreciation (Depreciation):
Currency Risk	(49,651)	—	4,849	(9,698)	—
Interest Rate Risk	—	(1,960)	—	—	(190,836)
Total	$(4,250)	$166,854	$17,514	$(1,915)	$(218,253)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

Invesco International Total Return Fund

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements, outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$ 54,213,148	$ 5,460,958	$ 9,666,667

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
04/28/2016	Goldman Sachs International	USD	6,653,438	JPY	787,179,058	$6,517,294	$(136,144)
04/29/2016	Citigroup Global Markets Inc.	CAD	1,346,584	USD	949,455	961,340	(11,885)
04/29/2016	Citigroup Global Markets Inc.	GBP	83,819	USD	119,627	119,465	162
04/29/2016	Citigroup Global Markets Inc.	NOK	8,410,018	USD	961,837	967,898	(6,061)
04/29/2016	Deutsche Bank Securities Inc.	USD	466,347	SEK	3,976,872	464,738	(1,609)
04/29/2016	Goldman Sachs International	AUD	1,449,000	USD	1,008,410	1,021,022	(12,612)
04/29/2016	Goldman Sachs International	CHF	1,430,000	USD	1,410,946	1,401,563	9,383
04/29/2016	Goldman Sachs International	GBP	200,000	USD	285,155	285,055	100
04/29/2016	Goldman Sachs International	MXN	639,113	USD	34,283	35,035	(752)
04/29/2016	Goldman Sachs International	MYR	5,800,000	USD	1,353,812	1,397,729	(43,917)
04/29/2016	Goldman Sachs International	SGD	2,767,435	USD	1,934,842	1,938,851	(4,009)
04/29/2016	Goldman Sachs International	THB	30,000,000	USD	830,991	837,371	(6,380)
04/29/2016	Goldman Sachs International	USD	211,430	CAD	300,000	214,173	2,743
04/29/2016	Goldman Sachs International	USD	8,559,973	EUR	7,873,569	8,551,387	(8,586)
04/29/2016	Goldman Sachs International	USD	1,019,516	INR	70,000,000	1,017,103	(2,413)
04/29/2016	Goldman Sachs International	USD	607,491	MYR	2,600,000	626,568	19,077
04/29/2016	Goldman Sachs International	USD	1,047,223	SGD	1,500,000	1,050,892	3,669
04/29/2016	Goldman Sachs International	ZAR	5,000,000	USD	298,113	309,272	(11,159)
04/29/2016	JPMorgan Chase Bank, N.A.	KRW	1,800,000,000	USD	1,502,128	1,486,059	16,069
04/29/2016	JPMorgan Chase Bank, N.A.	TWD	35,000,000	USD	1,050,925	1,048,316	2,609
05/02/2016	Goldman Sachs International	JPY	24,495,600	CAD	300,000	207,032	11,342
05/02/2016	Goldman Sachs International	JPY	60,000,000	USD	507,852	496,826	11,026
06/13/2016	Deutsche Bank Securities Inc.	CNY	8,691,310	USD	1,338,003	1,292,074	45,929
06/13/2016	Deutsche Bank Securities Inc.	USD	340,000	CNY	2,157,810	320,786	(19,214)
10/24/2016	Goldman Sachs International	CNY	6,472,250	USD	990,510	948,008	42,502
11/21/2016	Goldman Sachs International	CNY	3,500,000	USD	529,728	511,185	18,543
Total Forward Foreign Currency Contracts—Currency Risk							$(81,587)

Currency Abbreviations:

AUD	—	Australian Dollar	INR	—	Indian Rupee	SEK	—	Swedish Krona

CAD	—	Canadian Dollar	JPY	—	Japanese yen	SGD	—	Singapore Dollar

CHF	—	Swiss Franc	KRW	—	South Korean Won	THB	—	Thailand Bat

CNY	—	Chinese Yuan	MXN	—	Mexican Peso	TWD	—	Taiwan New Dollar

EUR	—	Euro	MYR	—	Malaysian Ringgit	USD	—	U.S. Dollar

GBP	—	British Pound Sterling	NOK	—	Norwegian Krone	ZAR	—	South African Rand

Invesco International Total Return Fund

Open Futures Contracts—Interest Rate Risk (a)
	Type of	Number of	Expiration	Notional	Unrealized
Futures Contracts	Contract	Contracts	Month	Value	Appreciation
Long Gilt	Long	16	March-2016	$ 2,743,200	$ 17,966
(a)	Futures contracts collateralized by $78,547 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Options Written Transactions
	Call Options
	Notional Value	Premiums Received
Beginning of period	$2,500,000	$16,223
Closed	(1,500,000)	(10,979)
Expired	(1,000,000)	(5,244)
End of period	$—	$—

Open Centrally Cleared Interest Rate Swap Agreements–Interest Rate Risk
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.65%	11/19/2020	$ 11,000,000	$ (190,836)

    Abbreviations:

CME – Chicago Mercantile Exchange	USD – U.S. Dollar

LIBOR – London Interbank Offered Rate

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $21,499,536 and $20,220,164, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$835,552
Aggregate unrealized (depreciation) of investment securities	(4,142,433)
Net unrealized appreciation (depreciation) of investment securities	$(3,306,881)
Cost of investments for tax purposes is $53,681,681.

Invesco International Total Return Fund

Invesco Long/Short Equity Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	LSE-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments (a)

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–80.87%

Aerospace & Defense–3.11%

Huntington Ingalls Industries, Inc.	2,850	$364,458
L-3 Communications Holdings, Inc.	2,050	239,522
Spirit AeroSystems Holdings Inc. -Class A (b)	3,550	150,520
		754,500

Agricultural & Farm Machinery–1.56%

AGCO Corp.	7,750	377,967

Agricultural Products–2.66%

Bunge Ltd.	3,600	223,236
Ingredion Inc.	4,200	423,024
		646,260

Air Freight & Logistics–0.02%

Expeditors International of Washington, Inc.	100	4,512

Airlines–0.48%

Alaska Air Group, Inc.	1,650	116,160

Apparel, Accessories & Luxury Goods–0.88%

PVH Corp.	2,900	212,802

Application Software–0.18%

Nuance Communications, Inc. (b)	2,500	44,075

Auto Parts & Equipment–0.02%

Lear Corp.	50	5,192

Biotechnology–2.67%

Ionis Pharmaceuticals, Inc. (b)	8,400	327,012
United Therapeutics Corp. (b)	2,600	320,268
		647,280

Coal & Consumable Fuels–1.30%

Cameco Corp. (Canada)	26,000	315,640

Communications Equipment–2.11%

F5 Networks, Inc. (b)	2,250	211,005
Juniper Networks, Inc.	12,750	300,900
		511,905

Computer & Electronics Retail–2.28%

Best Buy Co., Inc.	10,750	300,247
GameStop Corp. -Class A	9,700	254,237
		554,484

Construction & Engineering–4.52%

Fluor Corp.	8,350	374,831

	Shares	Value

Construction & Engineering–(continued)

Jacobs Engineering Group, Inc. (b)	8,800	$345,224
Quanta Services, Inc. (b)	20,150	376,805
		1,096,860

Construction Machinery & Heavy Trucks–1.21%

Allison Transmission Holdings, Inc.	12,350	293,807

Consumer Finance–1.98%

Navient Corp.	26,600	254,296
Santander Consumer USA Holdings Inc. (b)	21,700	226,765
		481,061

Data Processing & Outsourced Services–3.45%

Total System Services, Inc.	6,850	275,096
Western Union Co. (The)	20,500	365,720
Xerox Corp.	20,170	196,657
		837,473

Electric Utilities–1.11%

Entergy Corp.	3,820	269,616

Electronic Manufacturing Services–1.42%

Flextronics International Ltd. (b)	32,900	344,792

Fertilizers & Agricultural Chemicals–0.11%

Mosaic Co. (The)	1,100	26,510

Gas Utilities–1.31%

National Fuel Gas Co.	6,550	296,912
UGI Corp.	600	20,400
		317,312

Gold–1.11%

Newmont Mining Corp.	13,550	270,458

Health Care Equipment–1.49%

Hologic, Inc. (b)	10,650	361,461

Health Care Facilities–1.35%

Community Health Systems Inc. (b)	1,850	39,738
Universal Health Services, Inc. -Class B	2,550	287,232
		326,970

Health Care REIT’s–0.12%

Care Capital Properties, Inc.	1,000	29,940

Home Furnishings–1.15%

Leggett & Platt, Inc.	6,750	280,193

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Independent Power Producers & Energy Traders–3.39%

Calpine Corp. (b)	26,300	$402,653
NRG Energy, Inc.	38,100	405,384
Talen Energy Corp. (b)	2,200	15,730
		823,767

Integrated Oil & Gas–0.23%

Cenovus Energy Inc. (Canada)	4,600	56,534

Internet Software & Services–2.10%

IAC/InterActiveCorp	1,950	101,283
VeriSign, Inc. (b)	5,400	408,240
		509,523

IT Consulting & Other Services–2.12%

CGI Group Inc. -Class A (Canada)(b)	1,250	53,625
Leidos Holdings, Inc.	8,400	387,408
Teradata Corp. (b)	3,000	73,020
		514,053

Leisure Products–1.30%

Hasbro, Inc.	4,250	315,690

Life & Health Insurance–0.34%

Unum Group	2,900	83,056

Mortgage REIT’s–1.78%

American Capital Agency Corp.	8,100	138,267
Annaly Capital Management Inc.	30,900	293,550
		431,817

Office REIT’s–0.80%

Alexandria Real Estate Equities, Inc.	2,450	193,991

Oil & Gas Drilling–3.12%

Ensco PLC -Class A	12,050	117,849
Noble Corp. PLC	33,450	260,575
Transocean Ltd.	36,350	378,767
		757,191

Oil & Gas Equipment & Services–2.10%

Oceaneering International, Inc.	8,700	294,495
Superior Energy Services, Inc.	20,850	214,963
		509,458

Oil & Gas Exploration & Production–1.33%

Denbury Resources Inc.	40,600	63,336
Newfield Exploration Co. (b)	8,950	260,176
		323,512

	Shares	Value

Oil & Gas Refining & Marketing–3.04%

HollyFrontier Corp.	10,500	$367,185
Tesoro Corp.	4,250	370,812
		737,997

Packaged Foods & Meats–1.31%

Pilgrim’s Pride Corp. (b)	14,350	318,283

Pipelines & Midstream Diversified–1.03%

Plains GP Holdings, L.P. -Class A	31,400	251,200

Regional Banks–1.20%

CIT Group, Inc.	9,950	292,033

Reinsurance–2.23%

Everest Re Group, Ltd.	1,850	331,039
Reinsurance Group of America, Inc.	2,500	210,575
		541,614

Residential REIT’s–1.02%

UDR, Inc.	6,950	247,351

Restaurants–1.77%

Darden Restaurants, Inc.	6,800	428,808

Retail REIT’s–1.80%

Regency Centers Corp.	5,450	394,525
Urban Edge Properties	1,725	41,918
		436,443

Security & Alarm Services–1.51%

ADT Corp. (The)	12,400	366,792

Semiconductors–3.36%

First Solar, Inc. (b)	5,600	384,496
NVIDIA Corp.	14,750	432,027
		816,523

Soft Drinks–1.06%

Dr Pepper Snapple Group, Inc.	2,750	258,060

Specialized REIT’s–0.11%

Four Corners Property Trust, Inc.	1,650	27,885

Specialty Properties–1.98%

Extra Space Storage Inc.	5,300	480,657

Systems Software–0.66%

CA, Inc.	5,550	159,452

Technology Hardware, Storage & Peripherals–1.35%

NetApp, Inc.	14,900	326,757

Tires & Rubber–1.23%

Goodyear Tire & Rubber Co. (The)	10,550	299,726
Total Common Stocks & Other Equity Interests (Cost $21,749,168)		19,635,403

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Money Market Funds–19.99%

Liquid Assets Portfolio –Institutional Class, 0.38% (c)	2,427,412	$2,427,412
Premier Portfolio –Institutional Class, 0.34% (c)	2,427,413	2,427,413
Total Money Market Funds (Cost $4,854,825)		4,854,825
TOTAL INVESTMENTS–100.86% (Cost $26,603,993)		24,490,228
OTHER ASSETS LESS LIABILITIES–(0.86)%		(208,566)
NET ASSETS–100.00%		$24,281,662

Investment Abbreviations:

REIT             —Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

Open Total Return Swap Agreements

Reference Entity	Counterparty	Expiration Date	Floating Rate Index(1)	Notional Amount	Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Equity Securities - Long	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	$23,460,752	$545,673(2)	$23,989,764
Equity Securities - Short	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	(24,151,162)	(564,663)(3)	(24,708,964)
Total Return Swap Agreements – Equity Risk					$(18,990)
(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $16,661 of dividends receivable and fees.
(3)	Amount includes $(6,861) of dividends payable and fees.

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of January 31, 2016.

	Shares	Value

Equity Securities - Long

Aerospace & Defense

Boeing Co. (The)	3,050	$366,396
L-3 Communications Holdings, Inc.	800	93,472
Spirit AeroSystems, Inc.	4,900	207,760
		667,628

Agricultural & Farm Machinery

AGCO Corp.	350	17,069

Agricultural Products

Bunge Ltd.	2,050	127,120

Air Freight & Logistics

Expeditors International of Washington, Inc.	7,300	329,376

Airlines

Alaska Air Group Inc.	3,450	242,880
Delta Air Lines, Inc.	8,000	354,320
		597,200

Apparel, Accessories & Luxury Goods

PVH Corp.	1,050	77,049

Application Software

Citrix Systems, Inc.	5,400	380,484
Nuance Communications, Inc.	18,800	331,444
		711,928

Auto Parts & Equipment

Lear Corp.	3,200	332,256

Biotechnology

Biogen Inc.	1,260	344,055
Gilead Sciences, Inc.	4,000	332,000
Incyte Corp.	1,100	77,616
Regeneron Pharmaceuticals, Inc.	820	344,474
United Therapeutics Corp.	250	30,795
		1,128,940

Broadcasting

TEGNA Inc.	1,350	32,414

Building Products

Masco Corp.	13,900	366,821

Cable & Satellite

Comcast Corp.	6,600	367,686

Coal & Consumable Fuels

Cameco Corp. (Canada)	1,600	19,424

Commodity Chemicals

LyondellBasell Industries N.V. -Class A	4,650	362,561

	Shares	Value

Communications Equipment

Cisco Systems, Inc.	15,300	$363,987
F5 Networks, Inc.	1,400	131,292
Juniper Networks, Inc.	750	17,700
Motorola Solutions, Inc.	5,500	367,235
Palo Alto Networks, Inc.	2,450	366,251
Qualcomm Inc.	7,650	346,851
		1,593,316

Computer & Electronics Retail

Best Buy Co., Inc.	2,350	65,635

Consumer Finance

Santander Consumer USA Holdings Inc.	1,800	18,810

Data Processing & Outsourced Services

Total System Services, Inc.	2,250	90,360
Western Union Co. (The)	750	13,380
Xerox Corp.	18,580	181,155
		284,895

Diversified Banks

Citigroup Inc.	6,850	291,673
JPMorgan Chase & Co.	4,750	282,625
		574,298

Electric Utilities

Edison International	5,500	339,900
Entergy Corp.	480	33,878
Exelon Corp.	12,650	374,060
		747,838

Environmental & Facilities Services

Waste Management, Inc.	6,500	344,175

Fertilizers & Agricultural Chemicals

Mosaic Co. (The)	9,350	225,335

General Merchandise Stores

Target Corp.	5,250	380,205

Gold

Barrick Gold Corp. (Canada)	48,400	479,644
Goldcorp Inc. (Canada)	30,950	350,973
Newmont Mining Corp.	6,650	132,734
		963,351

Health Care Distributors

AmerisourceBergen Corp.	3,950	353,762

Health Care Facilities

Community Health Systems, Inc.	5,900	126,732
HCA Holdings, Inc.	4,650	323,547
Universal Health Services, Inc.	100	11,264
		461,543

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Home Furnishings

Leggett & Platt, Inc.	1,150	$47,737

Home Improvement Retail

Lowe’s Cos., Inc.	750	53,745

Homebuilding

D.R. Horton, Inc.	4,800	132,048

Integrated Oil & Gas

Cenovus Energy Inc. (Canada)	18,350	225,521
Suncor Energy, Inc. (Canada)	16,100	379,155
		604,676

Integrated Telecommunication Services

CenturyLink Inc.	1,500	38,130

Internet Retail

Priceline Group Inc. (The)	340	362,090

Internet Software & Services

IAC/InterActiveCorp	5,000	259,700

IT Consulting & Other Services

International Business Machines Corp.	2,650	330,694
Teradata Corp.	12,600	306,684
		637,378

Leisure Products

Hasbro, Inc.	200	14,856

Life & Health Insurance

Prudential Financial, Inc.	5,200	364,416
Sun Life Financial, Inc. (Canada)	10,300	293,550
		657,966

Mortgage REIT’s

Annaly Capital Management, Inc.	7,300	69,350

Multi-Line Insurance

Hartford Financial Services Group, Inc. (The)	7,250	291,305

Multi-Utilities

PG&E Corp.	6,700	367,897
Public Service Enterprise Group Inc.	7,750	320,075
		687,972

Oil & Gas Drilling

Ensco PLC	6,300	61,614

Oil & Gas Exploration & Production

Canadian Natural Resources Ltd. (Canada)	13,900	295,514

Oil & Gas Refining & Marketing

HollyFrontier Corp.	350	12,239
Phillips 66	2,700	216,405
Valero Energy Corp.	6,650	451,336
		679,980

	Shares	Value

Packaged Foods & Meats

Campbell Soup Co.	6,800	$383,588
ConAgra Foods, Inc.	8,950	372,678
General Mills, Inc.	6,500	367,315
J.M. Smucker Co. (The)	2,950	378,544
Pilgrim’s Pride Corp.	4,300	95,374
Tyson Foods, Inc. -Class A	6,850	365,516
		1,963,015

Pharmaceuticals

Merck & Co., Inc.	6,650	336,956
Zoetis, Inc.	6,900	297,045
		634,001

Property & Casualty Insurance

Travelers Cos., Inc. (The)	3,450	369,288

Regional Banks

SunTrust Banks, Inc.	8,650	316,417

Residential REIT’s

Equity Residential	4,500	346,905

Retail REIT’s

Brixmor Property Group Inc.	9,350	248,897
General Growth Properties, Inc.	13,300	372,932
Kimco Realty Corp.	13,350	362,987
		984,816

Semiconductors

Intel Corp.	12,000	372,240
Maxim Integrated Products, Inc.	11,150	372,410
Texas Instruments Inc.	7,050	373,157
Xilinx, Inc.	7,400	371,998
		1,489,805

Soft Drinks

Coca-Cola Enterprises, Inc.	7,850	364,397
Dr Pepper Snapple Group, Inc.	2,400	225,216
		589,613

Specialized REIT’s

Public Storage	1,550	393,018

Technology Hardware, Storage & Peripherals

Apple Inc.	3,850	374,759
NetApp, Inc.	1,900	41,667
Seagate Technology PLC	13,300	386,365
		802,791

Tires & Rubber

Goodyear Tire & Rubber Co. (The)	1,950	55,399
Total Equity Securities - Long		$23,989,764

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Equity Securities - Short

Alternative Carriers

Level 3 Communications, Inc.	(6,950)	$(339,230)

Apparel, Accessories & Luxury Goods

Fossil Group, Inc.	(6,750)	(220,050)
Gildan Activewear Inc. (Canada)	(14,200)	(357,840)
Hanesbrands, Inc.	(4,750)	(145,207)
Lululemon Athletica Inc.	(6,050)	(375,524)
Under Armour, Inc. -Class A	(5,200)	(444,236)
		(1,542,857)

Application Software

Workday, Inc. -Class A	(4,000)	(252,040)

Asset Management & Custody Banks

Legg Mason, Inc.	(3,150)	(96,453)

Auto Parts & Equipment

BorgWarner, Inc.	(8,500)	(249,560)

Automobile Manufacturers

Tesla Motors, Inc.	(1,250)	(239,000)

Automotive Retail

CarMax, Inc.	(8,000)	(353,440)

Biotechnology

Alnylam Pharmaceuticals Inc.	(3,350)	(230,949)
Celgene Corp.	(3,450)	(346,104)
Puma Biotechnology, Inc.	(4,200)	(175,308)
		(752,361)

Building Products

Fortune Brands Home & Security Inc.	(4,350)	(211,366)

Casinos & Gaming

Wynn Resorts Ltd.	(5,300)	(356,902)

Coal & Consumable Fuels

CONSOL Energy Inc.	(28,200)	(223,908)

Commodity Chemicals

Methanex Corp. (Canada)	(12,550)	(332,826)

Construction Materials

Martin Marietta Materials, Inc.	(2,300)	(288,834)

Consumer Electronics

Garmin Ltd.	(8,150)	(286,717)
Harman International Industries, Inc.	(250)	(18,597)
		(305,314)

Data Processing & Outsourced Services

Visa Inc. -Class A	(5,000)	(372,450)

Diversified Metals & Mining

Freeport-McMoRan Inc.	(59,150)	(272,090)

	Shares	Value

Diversified REIT’s

VEREIT, Inc.	(47,900)	$(369,309)

Electrical Components & Equipment

Sensata Technologies Holding N.V.	(7,250)	(266,075)

Fertilizers & Agricultural Chemicals

CF Industries Holdings, Inc.	(11,850)	(355,500)
FMC Corp.	(10,250)	(366,130)
		(721,630)

Food Retail

Whole Foods Market, Inc.	(12,400)	(363,444)

Gold

Franco-Nevada Corp. (Canada)	(6,700)	(295,537)

Health Care Equipment

IDEXX Laboratories, Inc.	(5,250)	(368,235)
Zimmer Biomet Holdings, Inc.	(3,500)	(347,410)
		(715,645)

Health Care Facilities

Brookdale Senior Living Inc.	(15,550)	(253,154)
Tenet Healthcare Corp.	(13,350)	(362,052)
		(615,206)

Health Care REIT’s

Ventas, Inc.	(6,600)	(365,112)

Health Care Supplies

Cooper Cos., Inc. (The)	(2,750)	(360,662)

Health Care Technology

Cerner Corp.	(5,500)	(319,055)

Homebuilding

Lennar Corp. -Class A	(7,100)	(299,265)
PulteGroup Inc.	(22,200)	(372,072)
		(671,337)

Industrial Machinery

Colfax Corp.	(8,300)	(183,762)

Integrated Oil & Gas

Chevron Corp.	(4,250)	(367,497)
Exxon Mobil Corp.	(4,700)	(365,895)
		(733,392)

Internet Retail

Amazon.com, Inc.	(600)	(352,200)

Internet Software & Services

Alphabet Inc. –Class A	(460)	(350,221)
Alphabet Inc. –Class C	(45)	(33,433)
Twitter, Inc.	(15,500)	(260,400)
		(644,054)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Investment Banking & Brokerage

Charles Schwab Corp. (The)	(11,550)	$(294,872)

Leisure Products

Polaris Industries Inc.	(5,050)	(372,892)

Life Sciences Tools & Services

Illumina, Inc.	(2,200)	(347,490)

Oil & Gas Drilling

Diamond Offshore Drilling, Inc.	(11,400)	(211,926)

Oil & Gas Exploration & Production

Antero Resources Corp.	(13,800)	(374,946)
Cabot Oil & Gas Corp.	(18,300)	(379,725)
Continental Resources, Inc.	(18,250)	(385,257)
Encana Corp. (Canada)	(94,250)	(411,872)
EQT Corp.	(5,950)	(367,353)
Noble Energy, Inc.	(9,700)	(313,989)
Pioneer Natural Resources Co.	(3,100)	(384,245)
Range Resources Corp.	(10,100)	(298,556)
Southwestern Energy Co.	(40,500)	(360,045)
Whiting Petroleum Corp.	(28,600)	(210,210)
		(3,486,198)

Oil & Gas Storage & Transportation

Cheniere Energy, Inc.	(12,250)	(368,113)
Enbridge Inc. (Canada)	(6,450)	(223,170)
Pembina Pipeline Corp. (Canada)	(12,700)	(288,798)
		(880,081)

Paper Packaging

Packaging Corp. of America	(3,950)	(200,779)

Pharmaceuticals

Mallinckrodt PLC	(5,700)	(331,113)

Railroads

Kansas City Southern	(5,300)	(375,664)

Real Estate Development

Howard Hughes Corp.	(3,750)	(356,362)

Restaurants

Chipotle Mexican Grill, Inc.	(800)	(362,376)

Semiconductor Equipment

SunEdison, Inc.	(38,750)	(121,288)

Semiconductors

Micron Technology, Inc.	(34,350)	(378,881)
Qorvo, Inc.	(9,650)	(382,140)
		(761,021)

Silver

Silver Wheaton Corp. (Canada)	(25,000)	(294,000)

Specialty Chemicals

Albemarle Corp.	(7,000)	(368,480)

	Shares	Value

Specialty Stores

Signet Jewelers Ltd.	(2,500)	$(290,000)
Tractor Supply Co.	(4,200)	(370,902)
		(660,902)

Steel

Allegheny Technologies, Inc.	(12,500)	(117,250)
United States Steel Corp.	(16,900)	(118,300)
		(235,550)

Systems Software

FireEye, Inc.	(17,100)	(240,939)
NetSuite Inc.	(4,150)	(287,886)
Tableau Software, Inc.	(4,850)	(389,164)
		(917,989)

Technology Hardware, Storage & Peripherals

3D Systems Corp.	(12,250)	(98,122)

Trucking

Ryder System, Inc.	(6,900)	(366,873)

Wireless Telecommunication Services

SBA Communications Corp. -Class A	(2,850)	(282,948)
Sprint Corp.	(71,850)	(216,987)
		(499,935)
Total Equity Securities - Short		$(24,708,964)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Long/Short Equity Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the

Invesco Long/Short Equity Fund

D.	Swap Agreements – (continued)

Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

E.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$24,490,228	$—	$—	$24,490,228
Swap Agreements*	—	(18,990)	—	(18,990)
Total Investments	$24,490,228	$(18,990)	$—	$24,471,238

* Unrealized appreciation (depreciation).

Invesco Long/Short Equity Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Equity risk:
Swap agreements	$545,673	$(564,663)

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain:
Equity Risk	$1,710,417
Change in Net Unrealized Appreciation (Depreciation):
Equity Risk	(285,112)
Total	$1,425,305

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$47,982,236

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $5,430,413 and $2,461,598, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,267,679
Aggregate unrealized (depreciation) of investment securities	(3,659,180)
Net unrealized appreciation (depreciation) of investment securities	$(2,391,501)
Cost of investments for tax purposes is $26,881,729.

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	LVEM-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.74%

Brazil–9.05%

Banco do Brasil S.A.	1,300	$4,502
BRF S.A.	2,700	32,562
CESP - Companhia Energética de São Paulo -Class B -Preference Shares	4,500	14,842
Companhia de Transmissao de Energia Eletrica Paulista -Preference Shares	2,000	22,840
Companhia Energetica de Minas Gerais -ADR	5,400	7,992
Fibria Celulose S.A. -ADR	3,300	36,465
JBS S.A.	9,500	25,655
Lojas Renner S.A.	6,500	28,833
Multiplus S.A.	2,000	15,853
Porto Seguro S.A.	1,800	11,779
Smiles S.A.	4,100	29,198
Telefonica Brasil S.A. -ADR	1,800	15,696
Transmissora Alianca de Energia Eletrica S.A. (a)	3,900	16,959
WEG S.A.	1,820	7,036
		270,212

Chile–4.19%

Aguas Andinas S.A. -Class A	19,842	9,982
Banco de Chile	240,682	24,927
Compania Cervecerias Unidas S.A. -ADR	800	17,272
Empresa Nacional de Electricidad S.A.	19,048	24,867
Enersis Américas S.A.	165,930	39,640
Enersis Américas S.A. -ADR	700	8,253
		124,941

China–5.79%

China Vanke Co., Ltd. -Class H	17,700	39,889
Chongqing Rural Commercial Bank Co., Ltd. -Class H	71,000	36,355
Guangdong Electric Power Development Co., Ltd. -Class B	18,500	11,053
Huadian Power International Corp. Ltd. -Class H	42,000	24,919
Shanghai Bailian Group Co. Ltd.-Class B	9,416	15,115
Shenzhen Expressway Co. Ltd.-Class H	22,000	17,601
Zhejiang Expressway Co., Ltd. -Class H	32,000	27,710
		172,642

Colombia–0.50%

Bancolombia S.A. -ADR	500	14,750

India–6.39%

Bharat Electronics Ltd.	1,606	29,386
Britannia Industries Ltd.	1,043	41,578
Hindustan Petroleum Corp. Ltd.	3,716	44,918
Mphasis Ltd.	1,502	10,166
NHPC Ltd.	25,290	7,846
Rural Electrification Corp. Ltd.	13,747	39,360
Sun TV Network Ltd.	3,101	17,509
		190,763

	Shares	Value

Indonesia–3.70%

PT Astra Agro Lestari Tbk	10,300	$12,859
PT Indofood Sukses Makmur Tbk	61,100	27,821
PT Telekomunikasi Indonesia Persero Tbk	228,700	56,084
PT United Tractors Tbk	10,700	13,687
		110,451

Malaysia–3.70%

British American Tobacco Malaysia Berhad	1,300	18,146
DiGi.Com Berhad	6,600	7,772
MISC Berhad	19,700	41,651
Tenaga Nasional Berhad	13,100	42,951
		110,520

Mexico–9.02%

Alpek S.A.B. de C.V.	5,500	7,100
Arca Continental S.A.B. de C.V.	7,600	45,683
Arca Continental, S.A.B. de C.V. -Rts. (b)	407	0
Gentera S.A.B. de C.V.	12,300	22,080
Gruma, S.A.B. de C.V. - Class B	3,100	46,756
Grupo Aeroportuario del Pacifico S.A.B. de C.V. -ADR	500	42,020
Grupo Mexico S.A.B. de C.V. -Series B	15,900	30,858
Industrias Bachoco, S.A.B. de C.V. -Series B	2,200	7,943
Industrias Peñoles, S.A.B. de C.V.	1,435	13,694
Nemak, S.A.B. de C.V. (c)	10,300	13,103
Wal-Mart de México, S.A.B. de C.V. -Class V	15,900	39,936
		269,173

Poland–2.41%

KGHM Polska Miedz S.A.	1,441	20,606
Powszechna Kasa Oszczednosci Bank Polski S.A. (b)	3,286	19,910
Powszechny Zaklad Ubezpieczen S.A.	3,960	31,471
		71,987

Russia–6.83%

Gazprom PAO -ADR	11,537	41,733
Inter RAO UES PJSC (b)	1,137,097	20,191
MMC Norilsk Nickel PJSC -ADR	3,011	35,061
Mobile TeleSystems PJSC -ADR	3,100	21,700
Moscow Exchange MICEX-RTS OAO	33,713	42,883
Tatneft PAO -ADR	1,596	42,246
		203,814

South Africa–11.59%

AVI Ltd.	5,110	25,609
FirstRand Ltd.	8,713	24,664
Imperial Holdings Ltd.	2,437	18,888
Liberty Holdings Ltd.	1,476	10,408
Mondi Ltd.	2,241	37,227
Nedbank Group Ltd.	2,831	33,544
Netcare Ltd.	15,802	33,710
RMB Holdings Ltd.	5,694	20,297

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

	Shares	Value

South Africa–(continued)

Sappi Ltd. (b)	8,166	$37,058
Sibanye Gold Ltd.	14,441	31,997
SPAR Group Ltd. (The)	1,840	21,326
Truworths International Ltd.	8,204	51,174
		345,902

South Korea–16.39%

Coway Co., Ltd. (b)	621	50,493
GS Retail Co. Ltd.	1,001	55,114
Hanwha Corp. (b)	1,326	40,928
Hyosung Corp. (b)	420	38,398
Hyundai Development Co. (b)	770	29,297
Hyundai Marine & Fire Insurance Co., Ltd.	1,365	37,009
Kangwon Land Inc. (b)	1,275	43,973
Kia Motors Corp.	925	35,332
Korean Air Lines Co., Ltd. (b)	922	19,188
KT&G Corp.	436	37,694
LG Display Co., Ltd.	1,025	18,676
LS Corp.	561	17,704
Samsung Electronics Co., Ltd.	39	37,640
SK Hynix Inc.	1,193	27,585
		489,031

Taiwan–10.86%

AU Optronics Corp.	162,000	42,180
Chunghwa Telecom Co., Ltd.	8,000	24,751
Fubon Financial Holding Co., Ltd.	28,000	31,032
Highwealth Construction Corp.	20,800	19,292
Hon Hai Precision Industry Co., Ltd.	14,000	32,842
Innolux Corp.	145,000	41,496
Pegatron Corp.	18,000	41,124
Pou Chen Corp.	31,000	38,863
Taiwan Cement Corp.	44,000	35,446
Wan Hai Lines Ltd.	32,000	17,063
		324,089

Thailand–0.76%

Intouch Holdings PCL -Class F	700	1,158
PTT Global Chemical PCL	14,200	21,507
		22,665

Turkey–3.43%

TAV Havalimanlari Holding A.S.	6,002	35,643
Turkiye Is Bankasi -Class C	21,724	34,049
Ulker Biskuvi Sanayi A.S.	5,125	32,778
		102,470

United Arab Emirates–2.13%

Air Arabia PSJC	48,728	15,550
Aldar Properties PJSC	64,426	39,278
Emaar Properties PJSC	6,417	8,668
		63,496
Total Common Stocks & Other Equity Interests (Cost $3,623,072)		2,886,906

	Shares	Value

Money Market Funds–0.22%

Liquid Assets Portfolio –Institutional Class, 0.38% (d)	3,345	$3,345
Premier Portfolio –Institutional Class, 0.34% (d)	3,344	3,344
Total Money Market Funds (Cost $6,689)		6,689
TOTAL INVESTMENTS–96.96% (Cost $3,629,761)		2,893,595
OTHER ASSETS LESS LIABILITIES–3.04%		90,750
NET ASSETS–100.00%		$2,984,345

Investment Abbreviations:

ADR	—American Depositary Receipt
Rts.	—Rights

Notes to Schedule of Investments:

(a)	Each unit represents two preferred shares and one common share.
(b)	Non-income producing security.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2016 represented less than 1% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Low Volatility Emerging Markets Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash

Invesco Low Volatility Emerging Markets Fund

E.	Forward Foreign Currency Contracts – (continued)

payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Low Volatility Emerging Markets Fund

During the three months ended January 31, 2016, there were transfers from Level 1 to Level 2 of $410,537 and from Level 2 to Level 1 of $121,998, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$270,212	$—	$—	$270,212
Chile	124,941	—	—	124,941
China	—	172,642	—	172,642
Colombia	14,750	—	—	14,750
India	—	190,763	—	190,763
Indonesia	—	110,451	—	110,451
Malaysia	102,748	7,772	—	110,520
Mexico	269,173	—	—	269,173
Poland	—	71,987	—	71,987
Russia	21,700	182,114	—	203,814
South Africa	73,075	272,827	—	345,902
South Korea	50,493	438,538	—	489,031
Taiwan	—	324,089	—	324,089
Thailand	1,158	21,507	—	22,665
Turkey	—	102,470	—	102,470
United Arab Emirates	—	63,496	—	63,496
United States	6,689	—	—	6,689
	934,939	1,958,656	—	2,893,595
Futures Contracts*	(1,177)	—	—	(1,177)
Total Investments	$933,762	$1,958,656	$—	$2,892,418
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Open Futures Contracts at period-end(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Mini Index	Long	1	March-2016	$37,390	$(1,177)
(a)	Futures contracts collateralized by $3,010 cash held with Merrill Lynch, the futures commission merchant.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $466,640 and $235,079, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$100,991
Aggregate unrealized (depreciation) of investment securities	(866,152)
Net unrealized appreciation (depreciation) of investment securities	$(765,161)
Cost of investments for tax purposes is $3,658,756.

Invesco Low Volatility Emerging Markets Fund

Invesco Macro International Equity Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	MIE-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–91.26%

Australia–9.06%

Adelaide Brighton Ltd.	2,051	$6,924
AGL Energy Ltd.	523	6,934
ALS Ltd.	2,268	5,360
Alumina Ltd.	7,579	5,683
Amcor Ltd.	686	6,506
AMP Ltd.	1,499	5,749
Ansell Ltd.	422	6,018
APA Group	1,042	6,307
Aristocrat Leisure Ltd.	902	6,601
Asciano Ltd.	1,099	6,983
ASX Ltd.	216	6,540
Aurizon Holdings Ltd.	1,641	4,311
AusNet Services	6,068	6,335
Australia and New Zealand Banking Group Ltd.	325	5,628
Bank of Queensland Ltd.	655	6,123
Bendigo and Adelaide Bank Ltd.	793	6,127
BHP Billiton Ltd.	491	5,390
BHP Billiton PLC	2,277	22,173
BlueScope Steel Ltd.	2,167	7,303
Boral Ltd.	1,574	6,299
Brambles Ltd.	813	6,517
Caltex Australia Ltd.	256	6,798
carsales.com Ltd.	842	7,138
Challenger Ltd.	1,011	5,746
Charter Hall Group	1,982	6,289
CIMIC Group Ltd.	360	6,262
Coca-Cola Amatil Ltd.	979	5,868
Cochlear Ltd.	94	6,286
Commonwealth Bank of Australia	110	6,190
Computershare Ltd.	757	5,663
Crown Resorts Ltd.	788	6,908
CSL Ltd.	90	6,700
CSR Ltd.	3,030	5,532
DEXUS Property Group	1,150	6,044
Domino’s Pizza Enterprises Ltd.	177	7,562
Downer EDI Ltd.	2,478	5,520
DUET Group	3,760	6,175
DuluxGroup Ltd.	1,408	6,496
Fairfax Media Ltd.	9,722	6,143
Flight Centre Travel Group Ltd.	252	7,036
Fortescue Metals Group Ltd.	4,756	5,902
Goodman Group	1,508	6,551
GPT Group (The)	1,900	6,622
Harvey Norman Holdings Ltd.	2,211	7,011
Healthscope Ltd.	3,436	5,409
Iluka Resources Ltd.	1,634	6,444
Incitec Pivot Ltd.	2,352	5,209
Insurance Australia Group Ltd.	1,557	5,864
Investa Office Fund	2,394	6,653
IOOF Holdings Ltd.	919	5,395

	Shares	Value

Australia–(continued)

JB Hi-Fi Ltd.	482	$8,041
Lendlease Group	692	6,425
Macquarie Group Ltd.	107	5,526
Magellan Financial Group Ltd.	362	5,901
Mirvac Group	4,756	6,432
National Australia Bank Ltd.	292	5,782
Newcrest Mining Ltd. (a)	757	6,985
Nufarm Ltd.	1,076	5,302
Oil Search Ltd.	1,107	5,202
Orica Ltd.	571	5,815
Origin Energy Ltd.	1,623	4,808
Orora Ltd.	4,111	6,430
OZ Minerals Ltd.	2,211	6,014
Perpetual Ltd.	191	5,644
Primary Health Care Ltd.	2,611	4,612
Qantas Airways Ltd.	2,492	6,888
QBE Insurance Group Ltd.	717	5,577
Ramsay Health Care Ltd.	136	5,871
REA Group Ltd.	171	6,447
Recall Holdings Ltd.	1,358	6,411
Santos Ltd.	2,080	4,795
Scentre Group	2,156	6,686
SEEK Ltd.	635	6,559
Shopping Centres Australasia Property Group	4,170	6,335
Sonic Healthcare Ltd.	454	5,945
South32 Ltd. (a)	7,617	5,326
Spark Infrastructure Group	4,582	6,443
Spotless Group Holdings Ltd.	5,074	3,762
Star Entertainment Group Ltd. (The)	1,841	7,066
Stockland	2,183	6,405
Suncorp Group Ltd.	656	5,442
Sydney Airport	1,401	6,563
Tabcorp Holdings Ltd.	1,884	6,184
Tatts Group Ltd.	2,056	6,135
Telstra Corp. Ltd.	1,601	6,430
TPG Telecom Ltd.	828	5,946
Transurban Group	885	6,780
Treasury Wine Estates Ltd.	1,104	7,151
Vicinity Centres	3,302	6,858
Washington H. Soul Pattinson & Co. Ltd.	575	6,840
Wesfarmers Ltd.	234	7,052
Westfield Corp.	961	6,854
Westpac Banking Corp.	272	6,004
Woodside Petroleum Ltd.	301	6,061
Woolworths Ltd.	360	6,261
WorleyParsons Ltd.	1,370	3,348
		606,571

Austria–0.16%

Erste Group Bank AG (a)	192	5,605
Voestalpine AG	187	4,977
		10,582

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Belgium–0.51%

Ageas	135	$5,478
Anheuser-Busch InBev SA/NV	48	6,044
Delhaize Group	62	6,517
KBC Groep N.V.	94	5,389
Solvay S.A.	60	4,969
UCB S.A.	67	5,740
		34,137

Brazil–0.55%

Ambev S.A.	1,400	6,532
BRF S.A.	300	3,618
Cielo S.A.	500	4,235
Klabin S.A. (b)	1,000	5,251
Transmissora Alianca de Energia Eletrica S.A. (c)	1,200	5,218
Ultrapar Participacoes S.A.	400	5,939
WEG S.A.	1,500	5,799
		36,592

Chile–1.09%

AES Gener S.A.	17,603	7,743
Banco de Chile	117,917	12,213
Banco Santander Chile	175,135	7,590
Cencosud S.A.	2,586	5,295
Empresa Nacional de Electricidad S.A.	7,235	9,445
Empresas CMPC S.A.	3,059	6,964
Empresas COPEC S.A.	1,011	8,737
Enersis Américas S.A.	30,806	7,359
S.A.C.I. Falabella	1,124	7,424
		72,770

China–1.18%

AAC Technologies Holdings Inc.	1,000	6,397
Agricultural Bank of China Ltd. -Class H	17,000	6,079
China CITIC Bank Corp. Ltd. -Class H (a)	8,000	4,635
China Construction Bank Corp. -Class H	8,000	4,929
China Traditional Chinese Medicine Co. Ltd. (a)	10,000	5,531
CITIC Ltd.	3,000	4,269
FIH Mobile Ltd.	14,000	5,003
Global Logistic Properties Ltd.	4,500	5,402
Hengan International Group Co. Ltd.	500	4,479
HengTen Networks Group Ltd. (a)	88,000	4,674
Industrial & Commercial Bank of China Ltd. -Class H	9,000	4,720
Shenzhou International Group Holdings Ltd.	1,000	5,371
Tsingtao Brewery Co. Ltd. -Class H	2,000	7,153
Want Want China Holdings Ltd.	7,000	4,615
Yangzijiang Shipbuilding Holdings Ltd.	8,400	5,535
		78,792

Colombia–0.20%

Bancolombia S.A. -Preference Shares	935	6,825

	Shares	Value

Colombia–(continued)

Grupo de Inversiones Suramericana S.A.	616	$6,713
		13,538

Czech Republic–0.19%

CEZ A.S.	364	6,041
Komercni Banka A.S.	33	6,945
		12,986

Denmark–0.86%

A.P. Moeller - Maersk A/S -Class B	6	7,709
Carlsberg A/S -Class B	96	8,083
Coloplast A/S -Class B	102	8,406
Danske Bank A/S	298	8,013
Novo Nordisk A/S -Class B	146	8,153
Pandora A/S	67	8,947
Vestas Wind Systems A/S	125	8,160
		57,471

Egypt–0.07%

Commercial International Bank Egypt S.A.E.	1,226	4,925

Finland–0.52%

Fortum Oyj	377	5,923
Kone Oyj -Class B	141	6,194
Nokia Oyj	813	5,832
Sampo Oyj -Class A	125	6,036
UPM-Kymmene Oyj	320	5,207
Wartsila OYJ Abp	132	5,932
		35,124

France–4.02%

Accor S.A.	130	4,995
Air Liquide S.A.	50	5,176
Airbus Group SE	86	5,409
Alcatel-Lucent S.A. (a)	1,493	5,904
Alstom S.A. (a)	195	5,221
Arkema S.A.	84	5,255
AXA S.A.	219	5,424
BNP Paribas S.A.	99	4,705
Bouygues S.A.	160	6,264
Bureau Veritas S.A.	280	5,339
Cap Gemini S.A.	64	5,846
Carrefour S.A.	194	5,529
Christian Dior SE	32	5,420
Cie Generale des Etablissements Michelin	63	5,794
Compagnie de Saint-Gobain	135	5,602
Credit Agricole S.A.	498	4,977
Danone	88	6,069
Dassault Systemes S.A.	74	5,736
Edenred	312	5,914
Electricite de France S.A.	397	5,221
Engie SA	343	5,512
Essilor International S.A.	50	6,213
Hermes International	17	5,788

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

France–(continued)

Kering	34	$5,759
L’Oreal S.A.	36	6,214
Legrand S.A.	108	5,951
LVMH Moet Hennessy Louis Vuitton S.E.	36	5,804
Numericable–SFR	139	5,523
Orange S.A.	358	6,413
Pernod Ricard S.A.	53	6,220
Peugeot S.A. (a)	344	5,113
Publicis Groupe S.A.	89	5,387
Renault S.A.	60	5,084
Safran S.A.	81	5,286
Sanofi	70	5,878
Schneider Electric S.E.	96	5,155
SCOR S.E.	152	5,306
Societe Generale S.A.	130	4,974
Sodexo S.A.	59	5,839
Suez Environnement Co.	311	5,770
Technip S.A.	115	5,394
TOTAL S.A.	127	5,651
Unibail-Rodamco S.E.	24	6,068
Valeo S.A.	40	5,194
Veolia Environnement S.A.	253	6,100
Vinci S.A.	95	6,443
Vivendi S.A.	282	6,136
Zodiac Aerospace	226	4,738
		268,713

Germany–2.97%

adidas AG	61	6,277
Allianz S.E.	34	5,488
BASF S.E.	78	5,163
Bayer AG	46	5,160
Bayerische Motoren Werke AG	56	4,651
Beiersdorf AG	66	6,094
Brenntag AG	109	5,342
Commerzbank AG (a)	559	4,530
Continental AG	25	5,216
Daimler AG	70	4,873
Deutsche Bank AG	238	4,210
Deutsche Boerse AG	69	5,866
Deutsche Lufthansa AG (a)	399	5,830
Deutsche Post AG	219	5,298
Deutsche Telekom AG	349	6,055
E.ON S.E.	632	6,453
Fresenius Medical Care AG & Co. KGaA	73	6,459
Fresenius S.E. & Co. KGaA	86	5,691
GEA Group AG	148	6,231
HeidelbergCement AG	77	5,651
Henkel AG & Co. KGaA -Preference Shares	53	5,625
Infineon Technologies AG	397	5,281
K+S AG	208	4,374
Linde AG	40	5,399
Merck KGaA	63	5,476
Metro AG	193	5,457
Muenchener Rueckversicherungs-Gesellschaft AG	30	5,748

	Shares	Value

Germany–(continued)

Porsche Automobil Holding S.E. -Preference Shares	114	$5,161
ProSiebenSat.1 Media SE	113	5,620
RWE AG	475	6,623
SAP S.E.	77	6,105
Siemens AG	61	5,840
Symrise AG	89	5,743
ThyssenKrupp AG	296	4,565
Volkswagen AG -Preference Shares	44	5,107
Vonovia SE	198	6,019
		198,681

Hong Kong–4.82%

AIA Group Ltd.	1,000	5,596
ASM Pacific Technology Ltd.	800	5,797
Bank of East Asia, Ltd. (The)	1,800	5,300
Brightoil Petroleum (Holdings) Ltd.	16,000	4,730
Cathay Pacific Airways Ltd.	4,000	6,315
Cheung Kong Infrastructure Holdings Ltd.	1,000	9,411
Cheung Kong Property Holdings Ltd.	1,000	5,426
China Innovative Finance Group Ltd. (a)	54,000	5,439
Chinese Estates Holdings Ltd.	2,500	5,693
CK Hutchison Holdings Ltd.	500	6,217
CLP Holdings Ltd.	1,000	8,389
Dairy Farm International Holdings Ltd.	1,100	6,787
Esprit Holdings Ltd.	5,800	5,988
First Pacific Co. Ltd.	10,000	6,876
Galaxy Entertainment Group Ltd.	2,000	6,301
Global Brands Group Holding Ltd. (a)	32,000	4,884
Haitong International Securities Group Ltd.	10,000	5,005
Hang Lung Group Ltd.	2,000	5,535
Hang Lung Properties Ltd.	3,000	5,526
Hang Seng Bank Ltd.	400	6,658
Henderson Land Development Co. Ltd.	1,310	7,118
HK Electric Investments and HK Electric Investments Ltd. (d)	8,000	6,251
Hong Kong & China Gas Co. Ltd.	3,730	6,517
Hong Kong Exchanges & Clearing Ltd.	200	4,433
Hongkong Land Holdings Ltd.	900	5,636
Hopewell Holdings Ltd.	2,000	6,066
Hysan Development Co. Ltd.	2,000	7,738
Jardine Matheson Holdings Ltd.	100	5,250
Jardine Strategic Holdings Ltd.	200	5,471
Kerry Properties Ltd.	2,500	5,731
Kingston Financial Group Ltd. (a)	16,000	4,909
Li & Fung Ltd.	10,000	5,786
Link REIT	1,000	5,724
MTR Corp. Ltd.	1,500	6,815
New World Development Co. Ltd.	6,000	4,845
Noble Group Ltd.	22,000	4,765
NWS Holdings Ltd.	5,000	7,424
PCCW Ltd.	11,000	6,550
Power Assets Holdings Ltd.	500	4,573
Sands China Ltd.	2,000	7,017
Shangri-La Asia Ltd.	6,000	5,590
Sino Land Co. Ltd.	4,000	5,113
SJM Holdings Ltd.	9,000	5,867

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Hong Kong–(continued)

Sun Hung Kai Properties Ltd.	1,000	$10,874
Swire Pacific Ltd. -Class A	500	4,846
Swire Properties Ltd.	2,200	5,701
Techtronic Industries Co. Ltd.	1,500	5,678
Television Broadcasts Ltd.	1,600	5,593
Value Partners Group Ltd.	5,000	4,557
VTech Holdings Ltd.	600	6,043
WH Group Ltd. (a)(d)	12,500	7,146
Wharf Holdings Ltd. (The)	1,000	4,660
Wheelock and Co. Ltd.	1,000	3,819
Yue Yuen Industrial (Holdings) Ltd.	2,000	6,876
		322,855

Hungary–0.18%

MOL Hungarian Oil and Gas PLC	126	6,127
Richter Gedeon Nyrt	316	6,166
		12,293

India–0.27%

HDFC Bank Ltd. -ADR	103	6,214
Infosys Ltd. -ADR	342	6,125
Wipro Ltd. -ADR	478	5,602
		17,941

Indonesia–0.31%

Golden Agri-Resources Ltd.	25,800	6,814
PT Bank Central Asia Tbk	6,600	6,331
PT Telekomunikasi Indonesia Persero Tbk	30,500	7,479
		20,624

Ireland–0.89%

CRH PLC	210	5,603
Experian PLC	1,486	25,375
Kerry Group PLC -Class A	74	6,037
Shire PLC	398	22,325
		59,340

Italy–0.97%

Assicurazioni Generali S.p.A.	332	4,982
Atlantia S.p.A.	225	5,879
Enel S.p.A.	1,373	5,618
Eni S.p.A.	365	5,311
Ferrari N.V. (a)	42	1,665
Intesa Sanpaolo S.p.A.	1,718	4,897
Luxottica Group S.p.A.	90	5,571
Prada S.p.A.	1,700	5,047
Snam S.p.A.	1,129	6,326
Telecom Italia S.p.A. (a)	4,739	5,264
Terna - Rete Elettrica Nazionale S.p.A.	1,179	6,310
UniCredit S.p.A.	1,031	4,010
Unione di Banche Italiane S.p.A.	903	4,233
		65,113

Japan–17.77%

Aeon Co., Ltd.	300	4,011
Aisin Seiki Co., Ltd.	100	4,238
Alps Electric Co., Ltd.	200	3,950

	Shares	Value

Japan–(continued)

AMADA Holdings Co., Ltd.	600	$5,660
ANA Holdings Inc.	2,000	5,880
Aozora Bank, Ltd.	1,000	3,355
Asahi Glass Co., Ltd.	1,000	6,106
Asahi Group Holdings, Ltd.	200	6,427
Asahi Kasei Corp.	1,000	6,472
ASICS Corp.	200	3,710
Astellas Pharma Inc.	500	6,932
Bandai Namco Holdings Inc.	200	4,546
Bank of Kyoto, Ltd. (The)	1,000	7,730
Bank of Yokohama, Ltd. (The)	1,000	5,323
Bridgestone Corp.	100	3,635
Brother Industries, Ltd.	400	4,032
Canon Inc.	200	5,589
Casio Computer Co., Ltd.	200	3,877
Chiba Bank, Ltd. (The)	1,000	6,177
Chubu Electric Power Co., Inc.	500	6,405
Chugai Pharmaceutical Co., Ltd.	100	3,060
Chugoku Bank, Ltd. (The)	400	4,756
Chugoku Electric Power Co., Inc. (The)	500	6,668
Credit Saison Co., Ltd.	300	5,622
Dai Nippon Printing Co., Ltd.	1,000	9,387
Dai-ichi Life Insurance Co. Ltd. (The)	300	4,143
Daicel Corp.	500	7,340
Daihatsu Motor Co., Ltd.	400	6,238
Daiichi Sankyo Co., Ltd.	200	4,178
Daikin Industries, Ltd.	100	6,755
Daiwa House Industry Co., Ltd.	200	5,653
Daiwa Securities Group Inc.	1,000	6,322
Denso Corp.	100	4,340
Dentsu Inc.	100	5,300
Don Quijote Holdings Co., Ltd.	100	3,392
East Japan Railway Co.	100	9,210
Eisai Co., Ltd.	100	6,037
Electric Power Development Co., Ltd.	200	6,747
Fuji Heavy Industries Ltd.	100	4,087
FUJIFILM Holdings Corp.	100	3,860
Fujitsu Ltd.	1,000	4,171
Fukuoka Financial Group, Inc.	1,000	4,230
Gunma Bank, Ltd. (The)	1,000	5,552
Hachijuni Bank, Ltd. (The)	1,000	5,570
Hamamatsu Photonics K.K.	200	4,971
Hankyu Hanshin Holdings, Inc.	1,000	6,233
Hino Motors, Ltd.	400	4,531
Hiroshima Bank, Ltd. (The)	1,000	4,990
Hisamitsu Pharmaceutical Co., Inc.	100	4,512
Hitachi, Ltd.	1,000	4,936
Hokuhoku Financial Group, Inc.	3,000	5,551
Hokuriku Electric Power Co.	500	7,066
Honda Motor Co., Ltd.	200	5,421
Hoya Corp.	100	3,863
Hulic Co., Ltd.	700	6,020
IHI Corp.	2,000	4,306
INPEX Corp.	600	5,310
Isetan Mitsukoshi Holdings Ltd.	400	5,082
Isuzu Motors Ltd.	600	6,111
ITOCHU Corp.	400	4,729
Iyo Bank, Ltd. (The)	600	5,072
J. Front Retailing Co., Ltd.	300	4,134

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Japan–(continued)

Japan Airlines Co. Ltd.	100	$3,743
Japan Airport Terminal Co., Ltd.	100	3,999
Japan Exchange Group Inc.	300	4,255
Japan Real Estate Investment Corp.	1	5,297
Japan Retail Fund Investment Corp.	3	6,332
Japan Tobacco, Inc.	100	3,907
JFE Holdings, Inc.	300	4,057
Joyo Bank, Ltd. (The)	1,000	4,051
JSR Corp.	300	4,353
JTEKT Corp.	300	4,832
JX Holdings, Inc.	1,300	4,953
Kajima Corp.	1,000	5,664
Kansai Electric Power Co., Inc. (The) (a)	600	6,523
Kansai Paint Co., Ltd.	300	4,185
Kao Corp.	100	5,366
Kawasaki Heavy Industries, Ltd.	1,000	3,085
KDDI Corp.	200	5,056
Keikyu Corp.	1,000	8,281
Keio Corp.	1,000	8,925
Kintetsu Group Holdings Co., Ltd.	1,000	4,116
Kirin Holdings Co., Ltd.	400	5,703
Kobe Steel, Ltd.	4,000	3,878
Koito Manufacturing Co., Ltd.	100	4,632
Komatsu Ltd.	300	4,455
Konica Minolta Inc.	600	5,041
Kubota Corp.	300	4,428
Kuraray Co., Ltd.	400	4,826
Kyocera Corp.	100	4,020
Kyowa Hakko Kirin Co., Ltd.	300	4,346
Kyushu Electric Power Co., Inc. (a)	600	6,446
Lawson, Inc.	100	7,905
LIXIL Group Corp.	200	4,213
Mabuchi Motor Co., Ltd.	100	5,406
Makita Corp.	100	5,628
Marubeni Corp.	1,000	4,814
Mazda Motor Corp.	200	3,633
Medipal Holdings Corp.	300	4,880
MEIJI Holdings Co., Ltd.	100	8,386
Minebea Co., Ltd.	1,000	7,783
Mitsubishi Chemical Holdings Corp.	900	5,010
Mitsubishi Corp.	300	4,803
Mitsubishi Heavy Industries, Ltd.	1,000	3,943
Mitsubishi Materials Corp.	1,000	3,082
Mitsubishi Motors Corp.	700	5,647
Mitsubishi Tanabe Pharma Corp.	300	4,928
Mitsubishi UFJ Financial Group, Inc.	900	4,638
Mitsui & Co., Ltd.	400	4,539
Mitsui Chemicals, Inc.	1,000	4,361
Mitsui O.S.K. Lines, Ltd.	2,000	3,959
Mizuho Financial Group, Inc.	2,900	5,007
MS&AD Insurance Group Holdings, Inc.	200	5,426
Nagoya Railroad Co., Ltd.	1,000	4,569
NEC Corp.	2,000	5,279
NGK Spark Plug Co., Ltd.	200	4,750
Nidec Corp.	100	6,815
Nikon Corp.	400	5,896
Nippon Building Fund Inc.	1	5,166
Nippon Express Co., Ltd.	1,000	4,681

	Shares	Value

Japan–(continued)

Nippon Paint Holdings Co., Ltd.	200	$3,814
Nippon Steel & Sumitomo Metal Corp.	300	5,364
Nippon Telegraph & Telephone Corp.	100	4,254
Nippon Television Holdings, Inc.	300	5,577
Nippon Yusen Kabushiki Kaisha	2,000	4,316
Nissan Motor Co., Ltd.	600	5,951
Nisshin Seifun Group Inc.	300	4,850
Nissin Foods Holdings Co., Ltd.	100	5,105
Nitori Holdings Co., Ltd.	100	8,105
Nitto Denko Corp.	100	5,749
NOK Corp.	200	4,143
Nomura Holdings, Inc.	1,000	5,465
Nomura Research Institute, Ltd.	100	3,631
NSK Ltd.	400	4,137
NTT Data Corp.	100	4,821
NTT DOCOMO, Inc.	300	6,692
Obayashi Corp.	700	6,314
Odakyu Electric Railway Co., Ltd.	1,000	10,626
Oji Holdings Corp.	1,000	4,063
Olympus Corp.	100	3,896
OMRON Corp.	100	2,615
Oriental Land Co., Ltd.	100	6,380
ORIX Corp.	500	7,096
Osaka Gas Co., Ltd.	1,000	3,792
Otsuka Holdings Co., Ltd.	100	3,364
Panasonic Corp.	600	5,617
Rakuten Inc.	400	4,121
Recruit Holdings Co., Ltd.	200	6,334
Resona Holdings, Inc.	1,100	5,047
Ricoh Co., Ltd.	600	5,789
Rinnai Corp.	100	9,210
Rohm Co. Ltd.	100	4,551
Santen Pharmaceutical Co., Ltd.	300	4,781
SECOM Co., Ltd.	100	6,975
Sega Sammy Holdings Inc.	600	5,648
Seibu Holdings Inc.	300	6,014
Seiko Epson Corp.	300	4,064
Sekisui Chemical Co., Ltd.	400	4,904
Sekisui House, Ltd.	300	4,715
Seven & i Holdings Co., Ltd.	100	4,447
Shikoku Electric Power Co. Inc.	500	7,253
Shimizu Corp.	1,000	7,804
Shin-Etsu Chemical Co., Ltd.	100	5,108
Shinsei Bank, Ltd.	3,000	4,673
Shionogi & Co., Ltd.	100	4,355
Shiseido Co., Ltd.	200	3,764
Shizuoka Bank, Ltd. (The)	1,000	8,706
SoftBank Group Corp.	100	4,425
Sompo Japan Nipponkoa Holdings Inc.	200	5,928
Sony Corp.	200	4,785
Sony Financial Holdings Inc.	300	4,958
Stanley Electric Co., Ltd.	200	4,386
Sumitomo Chemical Co., Ltd.	1,000	5,066
Sumitomo Corp.	600	5,984
Sumitomo Electric Industries, Ltd.	500	6,586
Sumitomo Heavy Industries, Ltd.	1,000	3,951
Sumitomo Mitsui Financial Group, Inc.	100	3,358
Sumitomo Mitsui Trust Holdings, Inc.	1,000	3,194
Suntory Beverage & Food Ltd.	100	4,633

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Japan–(continued)

Suruga Bank Ltd.	300	$5,434
Suzuken Co., Ltd./Aichi Japan	100	3,469
Suzuki Motor Corp.	200	6,139
Sysmex Corp.	100	6,433
T&D Holdings, Inc.	400	4,578
Taiheiyo Cement Corp.	2,000	5,763
Taisei Corp.	1,000	6,260
Taisho Pharmaceutical Holdings Co. Ltd.	100	6,737
Takashimaya Co., Ltd.	1,000	8,570
Takeda Pharmaceutical Co. Ltd.	100	4,836
TDK Corp.	100	5,483
Teijin Ltd.	1,000	3,657
Terumo Corp.	200	6,364
THK Co., Ltd.	300	4,786
Tobu Railway Co., Ltd.	1,000	4,879
Toho Co., Ltd.	200	5,223
Toho Gas Co., Ltd.	1,000	6,560
Tohoku Electric Power Co., Inc.	400	4,995
Tokio Marine Holdings, Inc.	100	3,578
Tokyo Electric Power Co. Inc. (a)	900	4,515
Tokyo Electron Ltd.	100	6,288
Tokyo Gas Co., Ltd.	1,000	4,598
Tokyo Tatemono Co., Ltd.	400	4,303
Tokyu Corp.	1,000	7,781
Tokyu Fudosan Holdings, Corp.	900	5,893
TonenGeneral Sekiyu K.K.	1,000	8,177
Toppan Printing Co., Ltd.	1,000	8,702
Toray Industries, Inc.	1,000	8,549
Toshiba Corp. (a)	2,000	3,350
TOTO Ltd.	200	6,504
Toyo Suisan Kaisha, Ltd.	100	3,459
Toyota Industries Corp.	100	5,008
Toyota Motor Corp.	100	6,039
Toyota Tsusho Corp.	200	4,594
Trend Micro Inc.	100	4,197
Unicharm Corp.	300	5,891
United Urban Investment Corp.	5	6,843
USS Co., Ltd.	300	4,599
West Japan Railway Co.	100	6,476
Yahoo Japan Corp.	1,300	4,980
Yakult Honsha Co., Ltd.	100	4,595
Yamada Denki Co., Ltd.	1,200	5,808
Yamaha Motor Co., Ltd.	200	3,998
Yamato Holdings Co., Ltd.	300	6,583
Yaskawa Electric Corp.	400	4,472
Yokogawa Electric Corp.	400	4,492
		1,189,105

Luxembourg–0.14%

ArcelorMittal S.A.	1,142	4,409
Tenaris S.A.	470	4,881
		9,290

Macau–0.17%

MGM China Holdings Ltd.	4,800	5,788
Wynn Macau, Ltd.	5,200	5,648
		11,436

	Shares	Value

Malaysia–2.67%

AMMB Holdings Berhad	6,400	$6,743
Axiata Group Berhad	5,600	7,592
British American Tobacco Malaysia Berhad	588	8,207
DiGi.Com Berhad	6,600	7,772
Gamuda Berhad	5,800	6,390
Genting Malaysia Berhad	5,500	5,953
Hap Seng Consolidated Berhad	3,800	6,604
Hartalega Holdings Berhad	4,800	6,257
Hong Leong Bank Berhad	3,800	12,055
IHH Healthcare Berhad	5,600	8,875
IJM Corp. Berhad	9,300	7,735
IOI Corp. Berhad	6,600	7,767
Kuala Lumpur Kepong Berhad	1,300	7,509
Malayan Banking Berhad	4,200	8,699
Maxis Berhad	5,100	7,050
MISC Berhad	3,200	6,766
Petronas Dagangan Berhad	1,000	6,145
Petronas Gas Berhad	1,500	8,274
Public Bank Berhad	2,800	12,449
Sime Darby Berhad	3,500	6,848
Telekom Malaysia Berhad	5,600	8,814
Tenaga Nasional Berhad	2,300	7,541
UMW Holdings Berhad	3,800	6,422
		178,467

Mexico–1.66%

America Movil S.A.B. de C.V. -Series L	9,100	6,436
Arca Continental S.A.B. de C.V.	1,200	7,213
Arca Continental, S.A.B. de C.V. -Rts. (a)	64	0
Coca-Cola Femsa, S.A.B. de C.V. -Series L	1,000	7,043
Fibra Uno Administracion S.A. de C.V.	3,400	6,816
Fomento Economico Mexicano, S.A.B. de C.V. -Series BD (e)	800	7,591
Grupo Aeroportuario del Pacífico, S.A.B. de C.V. -Class B	700	5,899
Grupo Aeroportuario del Sureste, S.A.B. de C.V. -Class B	430	5,888
Grupo Bimbo, S.A.B. de C.V. -Series A (a)	2,400	6,706
Grupo Financiero Banorte S.A.B. de C.V. -Class O	1,200	6,256
Grupo Financiero Inbursa, S.A.B. de C.V. -Class O	3,000	4,844
Grupo Financiero Santander Mexico, S.A.B. de C.V. -Class B	3,200	4,943
Grupo Lala, S.A.B. de C.V.	2,600	6,165
Grupo Mexico S.A.B. de C.V. -Series B	2,900	5,628
Grupo Televisa S.A.B. -Series CPO (f)	1,100	5,829
Infraestructura Enérgetica Nova, S.A.B. de C.V.	1,500	5,893
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	2,500	5,970
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	500	5,750

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Mexico–(continued)

Wal-Mart de México, S.A.B. de C.V. -Class V	2,400	$6,028
		110,898

Netherlands–1.14%

Aegon N.V.	1,028	5,836
Akzo Nobel N.V.	87	5,585
ASML Holding N.V.	64	5,881
Gemalto N.V.	97	5,850
Heineken Holding N.V.	77	5,928
Heineken N.V.	69	6,000
ING Groep N.V.	439	5,068
Koninklijke Ahold N.V.	285	6,469
Koninklijke DSM N.V.	118	5,750
Koninklijke KPN N.V.	1,543	5,982
Koninklijke Philips N.V.	238	6,332
Randstad Holding N.V.	99	5,412
Wolters Kluwer N.V.	175	5,958
		76,051

New Zealand–0.95%

Auckland International Airport Ltd.	1,825	6,597
Contact Energy Ltd.	1,962	5,861
Fisher & Paykel Healthcare Corp. Ltd.	1,140	6,414
Fletcher Building Ltd.	1,333	5,971
Kiwi Property Group Ltd.	6,995	6,216
Ryman Healthcare Ltd.	1,185	6,188
SKY Network Television Ltd.	2,214	6,569
SKYCITY Entertainment Group Ltd.	2,229	6,786
Spark New Zealand Ltd.	2,976	6,511
Z Energy Ltd.	1,471	6,426
		63,539

Norway–0.57%

DNB ASA	605	7,339
Orkla ASA	1,009	8,176
Statoil ASA	577	8,014
Telenor ASA	482	7,843
Yara International ASA	181	6,888
		38,260

Philippines–1.10%

Ayala Corp.	450	6,421
Ayala Land, Inc.	7,300	4,823
Bank of the Philippine Islands	4,170	7,656
BDO Unibank, Inc.	3,090	6,620
Globe Telecom, Inc.	135	5,288
GT Capital Holdings, Inc.	210	5,699
Jollibee Foods Corp.	1,520	6,554
Manila Electric Co.	1,050	6,830
Metropolitan Bank & Trust Co.	3,710	5,528
Philippine Long Distance Telephone Co.	135	6,309
Robinsons Land Corp.	9,800	5,132
SM Investments Corp.	380	6,626
		73,486

Poland–0.26%

Bank Pekao S.A.	176	5,922

	Shares	Value

Poland–(continued)

Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	869	$5,265
Powszechny Zaklad Ubezpieczen S.A.	822	6,532
		17,719

Portugal–0.09%

Energias de Portugal, S.A.	1,721	6,017

Qatar–0.29%

Commercial Bank of Qatar Q.S.C. (The)	538	5,913
Qatar Gas Transport Co. Ltd.	1,139	6,545
Qatar National Bank	149	6,708
		19,166

Singapore–2.51%

Ascendas REIT	3,800	6,180
CapitaLand Commercial Trust Ltd.	6,600	6,054
CapitaLand Ltd.	2,800	6,098
CapitaLand Mall Trust	4,900	6,838
City Developments Ltd.	1,300	6,397
ComfortDelGro Corp. Ltd.	2,900	5,804
DBS Group Holdings Ltd.	500	4,980
Genting Singapore PLC	11,700	5,856
Great Eastern Holdings Ltd.	400	5,630
Jardine Cycle & Carriage Ltd.	300	7,947
Keppel Corp. Ltd.	1,400	4,982
Keppel REIT	9,600	6,050
Oversea-Chinese Banking Corp. Ltd.	1,000	5,606
SATS Ltd.	2,400	6,553
Sembcorp Industries Ltd.	2,900	5,160
Sembcorp Marine Ltd.	4,400	4,845
Singapore Airlines Ltd.	900	7,009
Singapore Exchange Ltd.	1,200	6,015
Singapore Post Ltd.	5,200	4,889
Singapore Press Holdings Ltd.	2,300	5,742
Singapore Technologies Engineering Ltd.	3,100	6,298
Singapore Telecommunications Ltd.	2,400	5,968
StarHub Ltd.	2,500	5,964
Suntec REIT	5,900	6,599
United Overseas Bank Ltd.	500	6,397
UOL Group Ltd.	1,500	5,943
Venture Corp. Ltd.	1,100	6,035
Wilmar International Ltd.	3,100	6,285
		168,124

South Africa–1.82%

Aspen Pharmacare Holdings Ltd.	270	4,583
Barclays Africa Group Ltd.	544	4,947
Bidvest Group Ltd. (The)	311	7,183
FirstRand Ltd.	1,868	5,288
Growthpoint Properties Ltd.	4,467	6,409
Investec Ltd.	776	5,077
Liberty Holdings Ltd.	720	5,077
Life Healthcare Group Holdings Ltd.	2,321	5,149
MMI Holdings Ltd.	3,702	5,304
Mondi Ltd.	287	4,768

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

South Africa–(continued)

Nedbank Group Ltd.	426	$5,047
Netcare Ltd.	2,310	4,928
Pick n Pay Stores Ltd.	1,322	4,914
Rand Merchant Investment Holdings Ltd.	2,147	5,355
Redefine Properties Ltd.	9,673	5,786
Remgro Ltd.	337	5,371
Resilient REIT Ltd.	733	5,489
RMB Holdings Ltd.	1,327	4,730
SPAR Group Ltd. (The)	516	5,981
Standard Bank Group Ltd.	674	4,783
Tiger Brands Ltd.	247	4,578
Vodacom Group Ltd.	662	6,066
Woolworths Holdings Ltd.	835	4,931
		121,744

South Korea–1.02%

DGB Financial Group Inc.	687	5,139
GS Holdings Corp.	146	6,199
Hana Financial Group Inc.	287	5,172
HITEJINRO Co., Ltd. (a)	290	7,225
Hyundai Marine & Fire Insurance Co., Ltd.	189	5,124
KB Financial Group Inc.	197	5,060
Korea Zinc Co., Ltd. (a)	13	4,760
KT Corp.	363	8,274
Lotte Confectionery Co., Ltd. (a)	3	6,076
Samsung Electronics Co., Ltd.	5	4,826
Shinhan Financial Group Co., Ltd.	156	5,008
SK Telecom Co., Ltd.	30	5,255
		68,118

Spain–1.44%

Abertis Infraestructuras S.A.	399	5,971
Aena S.A. (a)(d)	54	6,023
Amadeus IT Holding S.A. -Class A	145	5,953
Banco Bilbao Vizcaya Argentaria, S.A.	750	4,852
Banco de Sabadell S.A.	3,181	5,760
Banco Popular Espanol S.A.	1,522	4,107
Banco Santander S.A.	1,042	4,500
Bankia S.A.	4,563	4,536
CaixaBank S.A.	1,477	4,495
Enagas S.A.	199	5,799
Ferrovial S.A.	255	5,619
Gas Natural SDG, S.A.	279	5,494
Grifols S.A.	292	6,121
Iberdrola S.A.	838	5,904
Industria de Diseno Textil, S.A.	166	5,447
Red Electrica Corp. S.A.	69	5,574
Repsol S.A.	458	4,770
Telefónica, S.A.	499	5,299
		96,224

Sweden–1.81%

Assa Abloy AB -Class B	387	8,191
Atlas Copco AB -Class A	310	6,655
Hennes & Mauritz AB -Class B	222	7,261
Hexagon AB -Class B	227	7,533

	Shares	Value

Sweden–(continued)

Investor AB -Class B	216	$7,210
Nordea Bank AB	737	7,397
Sandvik AB	858	7,199
Skandinaviska Enskilda Banken AB -Class A	782	7,540
Skanska AB -Class B	415	7,986
SKF AB -Class B	453	6,932
Svenska Cellulosa AB -Class B	298	8,826
Svenska Handelsbanken AB -Class A	612	7,690
Swedbank AB -Class A	374	7,874
Telefonaktiebolaget LM Ericsson -Class B	880	7,760
TeliaSonera AB	1,698	8,000
Volvo AB -Class B	807	7,363
		121,417

Switzerland–3.27%

ABB Ltd.	456	7,897
Actelion Ltd.	60	7,936
Adecco S.A	120	7,407
Cie Financiere Richemont S.A.	110	7,147
Credit Suisse Group AG	376	6,638
Geberit AG	25	8,861
Givaudan S.A.	5	9,343
Glencore PLC	20,547	26,586
Julius Baer Group Ltd.	169	7,172
Kuehne + Nagel International AG	61	8,086
LafargeHolcim Ltd.	158	6,705
Nestle S.A.	110	8,102
Novartis AG	97	7,524
Roche Holding AG	31	8,065
Schindler Holding AG -Participation Ctfs.	50	7,689
SGS S.A.	4	7,772
Sika AG	2	7,161
Swatch Group AG (The)	22	7,533
Swiss Re AG	84	7,802
Swisscom AG	17	8,454
Syngenta AG	22	8,099
UBS Group AG	408	6,736
Wolseley PLC	462	22,859
Zurich Insurance Group AG	32	7,088
		218,662

Taiwan–4.21%

Asia Cement Corp.	9,140	7,196
Cathay Financial Holding Co., Ltd.	4,250	4,661
Chailease Holding Co. Ltd.	3,120	4,996
Chang Hwa Commercial Bank, Ltd.	16,645	8,342
Cheng Shin Rubber Industry Co., Ltd.	4,000	6,196
Chicony Electronics Co., Ltd.	3,000	6,265
China Development Financial Holding Corp.	21,000	5,045
China Steel Corp.	14,240	7,636
Chunghwa Telecom Co., Ltd.	5,000	15,469
CTBC Financial Holding Co. Ltd.	12,287	5,788
CTCI Corp.	5,000	5,569
E.Sun Financial Holding Co. Ltd.	11,303	5,876
Far Eastern Department Stores Ltd.	10,000	5,043

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Taiwan–(continued)

Far Eastern New Century Corp.	8,323	$5,969
Far EasTone Telecommunications Co., Ltd.	4,000	8,261
First Financial Holding Co., Ltd.	25,819	11,800
Formosa Chemicals & Fibre Corp.	3,000	6,482
Formosa Petrochemical Corp.	2,000	4,966
Formosa Plastics Corp.	3,000	7,000
Fubon Financial Holding Co., Ltd.	4,000	4,433
Hon Hai Precision Industry Co., Ltd.	2,478	5,813
Hua Nan Financial Holdings Co., Ltd.	21,178	9,460
Lite-On Technology Corp.	6,030	6,427
Mega Financial Holding Co., Ltd.	11,000	7,039
Nan Ya Plastics Corp.	3,000	5,260
President Chain Store Corp.	1,000	6,629
Quanta Computer Inc.	4,000	6,387
Richtek Technology Corp.	1,000	5,773
Shin Kong Financial Holding Co., Ltd.	35,338	6,803
Simplo Technology Co., Ltd.	2,000	6,078
SinoPac Financial Holdings Co., Ltd.	24,501	6,594
Standard Foods Corp.	2,000	4,789
Synnex Technology International Corp.	7,000	6,597
Taishin Financial Holding Co., Ltd.	19,086	6,214
Taiwan Cement Corp.	7,000	5,639
Taiwan Cooperative Financial Holding Co. Ltd.	26,025	10,836
Taiwan Mobile Co., Ltd.	3,000	9,020
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000	4,268
Uni-President Enterprises Corp.	4,409	7,394
United Microelectronics Corp.	16,000	6,243
WPG Holdings Ltd.	7,000	6,817
Yuanta Financial Holding Co., Ltd.	14,726	4,593
		281,666

Thailand–1.68%

Advanced Info Service PCL	1,100	5,266
Airports of Thailand PCL	600	6,362
Bangkok Bank PCL	2,000	8,619
Bangkok Dusit Medical Services PCL	12,100	7,481
BTS Group Holdings PCL	35,300	8,071
Central Pattana PCL	4,700	5,934
CP ALL PCL	5,700	6,473
Home Product Center PCL	32,200	6,187
Intouch Holdings PCL	700	1,116
Intouch Holdings PCL -Class F	3,600	5,954
Kasikornbank PCL	1,400	6,694
Krung Thai Bank PCL	13,800	6,790
Land and Houses PCL	22,900	5,676
Siam Cement PCL (The)	550	6,638
Siam Commercial Bank PCL (The)	1,700	6,058
Thai Beverage PCL	26,900	12,840
TMB Bank PCL	81,500	5,943
		112,102

Turkey–0.83%

Arcelik A.S.	1,070	5,588
BIM Birlesik Magazalar A.S.	343	5,807

	Shares	Value

Turkey–(continued)

Coca-Cola Içecek A.S.	412	$4,577
Enka Insaat ve Sanayi A.S.	3,763	5,616
Haci Omer Sabanci Holding A.S.	1,969	5,709
Koc Holding A.S.	1,512	6,071
Petkim PetroKimya Holding A.S. (a)	6,002	7,080
TAV Havalimanlari Holding A.S.	748	4,442
Tupras-Turkiye Petrol Rafinerileri A.S. (a)	220	5,596
Turk Telekomunikasyon A.S.	2,762	5,060
		55,546

United Kingdom–16.96%

Anglo American PLC	3,371	13,478
ARM Holdings PLC	1,607	23,071
Associated British Foods PLC	515	23,247
AstraZeneca PLC	408	26,089
Aviva PLC	3,534	24,407
BAE Systems PLC	3,527	26,032
Barclays PLC	7,812	20,865
BG Group PLC	1,750	26,530
BP PLC	4,986	27,016
British American Tobacco PLC	474	26,353
BT Group PLC	3,742	26,029
Burberry Group PLC	1,492	25,406
Centrica PLC	8,484	24,912
CNH Industrial N.V.	813	5,092
Compass Group PLC	1,545	26,634
Diageo PLC	948	25,522
Fiat Chrysler Automobiles N.V.	426	3,003
GlaxoSmithKline PLC	1,360	28,018
HSBC Holdings PLC	3,427	24,171
Imperial Tobacco Group PLC	505	27,362
ITV PLC	6,695	25,566
Kingfisher PLC	5,075	23,752
Land Securities Group PLC	1,487	23,332
Legal & General Group PLC	6,710	23,446
Lloyds Banking Group PLC	24,566	23,044
Marks & Spencer Group PLC	3,607	21,906
National Grid PLC	1,990	28,049
Next PLC	226	22,373
Old Mutual PLC	9,004	22,025
Pearson PLC	2,152	24,401
Prudential PLC	1,191	23,412
Reckitt Benckiser Group PLC	289	25,788
RELX N.V.	353	5,907
RELX PLC	1,516	26,704
Rio Tinto Ltd.	198	5,557
Rio Tinto PLC	862	21,202
Rolls-Royce Holdings PLC	3,017	24,084
Royal Bank of Scotland Group PLC (a)	5,904	21,402
Royal Dutch Shell PLC -Class A	1,131	24,751
SABMiller PLC	444	26,462
Sky PLC	1,610	24,954
Smith & Nephew PLC	1,611	26,837
SSE PLC	1,244	25,849
Standard Chartered PLC	3,418	23,160
Standard Life PLC	4,500	23,490

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

United Kingdom–(continued)

Tesco PLC (a)	11,030	$27,322
Unilever N.V.	139	6,199
Unilever PLC	642	28,257
Vodafone Group PLC	8,321	26,619
WPP PLC	1,193	25,966
		1,135,053

United States–0.08%

Samsonite International S.A.	2,100	5,411
Total Common Stocks & Other Equity Interests (Cost $7,031,636)		6,106,549

	Shares	Value

Money Market Funds–6.00%

Liquid Assets Portfolio –Institutional Class, 0.38% (g)	200,922	$200,922
Premier Portfolio –Institutional Class, 0.34% (g)	200,922	200,922
Total Money Market Funds (Cost $401,844)		401,844
TOTAL INVESTMENTS–97.26% (Cost $7,433,480)		6,508,393
OTHER ASSETS LESS LIABILITIES–2.74%		183,306
NET ASSETS–100.00%		$6,691,699

Investment Abbreviations:

ADR	— American Depositary Receipt
CPO	— Certificates of Ordinary Participation
Ctfs.	— Certificates
REIT	— Real Estate Investment Trust
Rts.	— Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share and four preferred shares.
(c)	Each unit represents two preferred shares and one common share.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $19,420, which represented less than 1% of the Fund’s Net Assets.
(e)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(f)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Macro International Equity Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash

Invesco Macro International Equity Fund

E.	Forward Foreign Currency Contracts – (continued)

payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Macro International Equity Fund

During the three months ended January 31, 2016, there were transfers from Level 1 to Level 2 of $999,033 and from Level 2 to Level 1 of $147,249, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$6,840	$599,731	$—	$606,571
Austria	—	10,582	—	10,582
Belgium	—	34,137	—	34,137
Brazil	36,592	—	—	36,592
Chile	72,770	—	—	72,770
China	—	78,792	—	78,792
Colombia	13,538	—	—	13,538
Czech Republic	6,041	6,945	—	12,986
Denmark	—	57,471	—	57,471
Egypt	4,925	—	—	4,925
Finland	—	35,124	—	35,124
France	11,125	257,588	—	268,713
Germany	94,448	104,233	—	198,681
Hong Kong	37,733	285,122	—	322,855
Hungary	—	12,293	—	12,293
India	17,941	—	—	17,941
Indonesia	—	20,624	—	20,624
Ireland	6,037	53,303	—	59,340
Italy	6,712	58,401	—	65,113
Japan	—	1,189,105	—	1,189,105
Luxembourg	—	9,290	—	9,290
Macau	—	11,436	—	11,436
Malaysia	51,335	127,132	—	178,467
Mexico	110,898	—	—	110,898
Netherlands	—	76,051	—	76,051
New Zealand	—	63,539	—	63,539
Norway	—	38,260	—	38,260
Philippines	12,788	60,698	—	73,486
Poland	—	17,719	—	17,719
Portugal	—	6,017	—	6,017
Qatar	6,708	12,458	—	19,166
Singapore	12,183	155,941	—	168,124
South Africa	17,272	104,472	—	121,744
South Korea	—	68,118	—	68,118
Spain	—	96,224	—	96,224
Sweden	—	121,417	—	121,417
Switzerland	—	218,662	—	218,662
Taiwan	—	281,666	—	281,666
Thailand	37,001	75,101	—	112,102
Turkey	—	55,546	—	55,546
United Kingdom	77,957	1,057,096	—	1,135,053
United States	407,255	—	—	407,255
	1,048,099	5,460,294	—	6,508,393
Futures Contracts*	(45,091)	—	—	(45,091)
Total Investments	$1,003,008	$5,460,294	$—	$6,463,302
*	Unrealized appreciation (depreciation).

Invesco Macro International Equity Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts (a)	$9,247	$(54,338)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Equity Risk	$(119,280)
Change in Net Unrealized Appreciation (Depreciation):
Equity Risk	(80,411)
Total	$(199,691)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,824,354

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	5	March-2016	$164,019	$(9,547)
FTSE 100 Index	Long	4	March-2016	342,387	1,786
Hang Seng Index	Long	2	February-2016	253,475	7,461
Mini MSCI Emerging Markets Index	Long	18	March-2016	673,020	(20,302)
Tokyo Stock Price Index	Long	2	March-2016	237,723	(24,489)
Total Futures Contracts—Equity Risk					$(45,091)

(a)	Futures contracts collateralized by $124,000 cash held with Goldman Sachs & Co., the futures commission merchant.

Invesco Macro International Equity Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $509,574 and $647,870, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$295,641
Aggregate unrealized (depreciation) of investment securities	(1,273,576)
Net unrealized appreciation (depreciation) of investment securities	$(977,935)
Cost of investments for tax purposes is $7,486,328.

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	MLS-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–79.65%

Australia–5.63%

Adelaide Brighton Ltd.	2,541	$8,578
AGL Energy Ltd.	644	8,539
ALS Ltd.	2,790	6,593
Alumina Ltd.	9,094	6,820
Amcor Ltd.	805	7,635
AMP Ltd.	1,875	7,191
Ansell Ltd.	506	7,215
APA Group	1,343	8,129
Aristocrat Leisure Ltd.	1,110	8,124
Asciano Ltd.	1,351	8,584
ASX Ltd.	266	8,053
Aurizon Holdings Ltd.	2,020	5,307
AusNet Services	7,465	7,794
Australia and New Zealand Banking Group Ltd.	422	7,308
Bank of Queensland Ltd.	805	7,526
Bendigo and Adelaide Bank Ltd.	975	7,533
BHP Billiton Ltd.	604	6,631
BHP Billiton PLC	2,802	27,285
BlueScope Steel Ltd.	2,679	9,028
Boral Ltd.	1,936	7,748
Brambles Ltd.	1,062	8,513
Caltex Australia Ltd.	315	8,365
carsales.com Ltd.	1,036	8,782
Challenger Ltd.	1,244	7,070
Charter Hall Group	2,525	8,012
CIMIC Group Ltd.	444	7,723
Coca-Cola Amatil Ltd.	1,204	7,217
Cochlear Ltd.	116	7,757
Commonwealth Bank of Australia	135	7,596
Computershare Ltd.	931	6,964
Crown Resorts Ltd.	970	8,503
CSL Ltd.	110	8,189
CSR Ltd.	3,576	6,528
DEXUS Property Group	1,415	7,437
Domino’s Pizza Enterprises Ltd.	218	9,314
Downer EDI Ltd.	2,925	6,516
DUET Group	4,626	7,597
DuluxGroup Ltd.	1,732	7,991
Fairfax Media Ltd.	11,961	7,557
Flight Centre Travel Group Ltd.	309	8,627
Fortescue Metals Group Ltd.	6,085	7,551
Goodman Group	1,772	7,698
GPT Group (The)	2,338	8,149
Harvey Norman Holdings Ltd.	2,844	9,018
Healthscope Ltd.	4,223	6,648
Iluka Resources Ltd.	2,007	7,915
Incitec Pivot Ltd.	2,894	6,410
Insurance Australia Group Ltd.	1,916	7,216
Investa Office Fund	2,979	8,278
IOOF Holdings Ltd.	1,131	6,640

	Shares	Value

Australia–(continued)

JB Hi-Fi Ltd.	622	$10,377
Lendlease Group	850	7,892
Macquarie Group Ltd.	132	6,817
Magellan Financial Group Ltd.	445	7,254
Mirvac Group	5,851	7,913
National Australia Bank Ltd.	380	7,524
Newcrest Mining Ltd. (a)	931	8,591
Nufarm Ltd.	1,322	6,514
Oil Search Ltd.	1,362	6,400
Orica Ltd.	747	7,608
Origin Energy Ltd.	1,997	5,916
Orora Ltd.	5,052	7,902
OZ Minerals Ltd.	2,720	7,399
Perpetual Ltd.	235	6,944
Primary Health Care Ltd.	3,207	5,665
Qantas Airways Ltd.	2,951	8,156
QBE Insurance Group Ltd.	841	6,541
Ramsay Health Care Ltd.	167	7,210
REA Group Ltd.	211	7,955
Recall Holdings Ltd.	1,592	7,516
Santos Ltd.	2,559	5,900
Scentre Group	2,653	8,228
SEEK Ltd.	781	8,067
Shopping Centres Australasia Property Group	5,130	7,793
Sonic Healthcare Ltd.	532	6,966
South32 Ltd. (a)	9,372	6,553
Spark Infrastructure Group	5,638	7,928
Spotless Group Holdings Ltd.	5,650	4,189
Star Entertainment Group Ltd. (The)	2,388	9,165
Stockland	2,686	7,880
Suncorp Group Ltd.	861	7,143
Sydney Airport	1,724	8,076
Tabcorp Holdings Ltd.	2,318	7,608
Tatts Group Ltd.	2,529	7,546
Telstra Corp. Ltd.	1,878	7,542
TPG Telecom Ltd.	1,019	7,318
Transurban Group	1,142	8,750
Treasury Wine Estates Ltd.	1,358	8,796
Vicinity Centres	3,902	8,104
Washington H. Soul Pattinson & Co. Ltd.	706	8,398
Wesfarmers Ltd.	287	8,649
Westfield Corp.	1,181	8,423
Westpac Banking Corp.	351	7,748
Woodside Petroleum Ltd.	370	7,451
Woolworths Ltd.	422	7,340
WorleyParsons Ltd.	1,819	4,445
		747,502

Austria–0.10%

Erste Group Bank AG (a)	237	6,919
Voestalpine AG	231	6,147
		13,066

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Belgium–0.31%

Ageas	166	$6,736
Anheuser-Busch InBev SA/NV	58	7,304
Delhaize Group	78	8,199
KBC Groep N.V.	114	6,536
Solvay S.A.	73	6,045
UCB S.A.	82	7,025
		41,845

Brazil–0.34%

Ambev S.A.	1,700	7,932
BRF S.A.	400	4,824
Cielo S.A.	700	5,929
Klabin S.A. (b)	1,200	6,301
Transmissora Alianca de Energia Eletrica S.A. (c)	1,600	6,957
Ultrapar Participacoes S.A.	400	5,939
WEG S.A.	1,760	6,804
		44,686

Chile–0.67%

AES Gener S.A.	21,664	9,529
Banco de Chile	139,986	14,498
Banco Santander Chile	212,917	9,228
Cencosud S.A.	3,094	6,335
Empresa Nacional de Electricidad S.A.	8,654	11,298
Empresas CMPC S.A.	3,764	8,569
Empresas COPEC S.A.	1,266	10,941
Enersis Américas S.A.	37,914	9,058
S.A.C.I. Falabella	1,383	9,134
		88,590

China–0.77%

AAC Technologies Holdings Inc.	1,284	8,214
Agricultural Bank of China Ltd. -Class H	20,000	7,152
China CITIC Bank Corp. Ltd. -Class H (a)	10,000	5,794
China Construction Bank Corp. -Class H	10,000	6,161
China Traditional Chinese Medicine Co. Ltd. (a)	12,000	6,638
CITIC Ltd.	4,000	5,692
FIH Mobile Ltd.	19,000	6,790
Global Logistic Properties Ltd.	5,300	6,362
Hengan International Group Co. Ltd.	817	7,319
HengTen Networks Group Ltd. (a)	108,000	5,736
Industrial & Commercial Bank of China Ltd. -Class H	11,000	5,769
Shenzhou International Group Holdings Ltd.	2,000	10,741
Tsingtao Brewery Co. Ltd. -Class H	2,000	7,153
Want Want China Holdings Ltd.	9,000	5,933
Yangzijiang Shipbuilding Holdings Ltd.	10,300	6,786
		102,240

Colombia–0.13%

Bancolombia S.A. -Preference Shares	1,151	8,402

	Shares	Value

Colombia–(continued)

Grupo de Inversiones Suramericana S.A.	758	$8,261
		16,663

Czech Republic–0.12%

CEZ A.S.	448	7,435
Komercni Banka A.S.	40	8,418
		15,853

Denmark–0.53%

A.P. Moeller - Maersk A/S -Class B	7	8,993
Carlsberg A/S -Class B	118	9,935
Coloplast A/S -Class B	126	10,384
Danske Bank A/S	367	9,869
Novo Nordisk A/S -Class B	188	10,499
Pandora A/S	82	10,950
Vestas Wind Systems A/S	154	10,053
		70,683

Egypt–0.04%

Commercial International Bank Egypt S.A.E.	1,468	5,895

Finland–0.32%

Fortum Oyj	447	7,022
Kone Oyj -Class B	183	8,039
Nokia Oyj	1,001	7,180
Sampo Oyj -Class A	140	6,761
UPM-Kymmene Oyj	394	6,411
Wartsila OYJ Abp	162	7,280
		42,693

France–2.47%

Accor S.A.	153	5,878
Air Liquide S.A.	58	6,004
Airbus Group SE	106	6,667
Alcatel-Lucent S.A. (a)	1,838	7,268
Alstom S.A. (a)	232	6,212
Arkema S.A.	103	6,444
AXA S.A.	270	6,687
BNP Paribas S.A.	126	5,989
Bouygues S.A.	184	7,203
Bureau Veritas S.A.	321	6,120
Cap Gemini S.A.	84	7,673
Carrefour S.A.	226	6,441
Christian Dior SE	40	6,774
Cie Generale des Etablissements Michelin	76	6,990
Compagnie de Saint-Gobain	155	6,432
Credit Agricole S.A.	613	6,126
Danone	108	7,449
Dassault Systemes S.A.	91	7,053
Edenred	370	7,014
Electricite de France S.A.	488	6,418
Engie SA	438	7,039
Essilor International S.A.	62	7,704
Hermes International	22	7,491
Kering	42	7,114
L’Oreal S.A.	44	7,595

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

France–(continued)

Legrand S.A.	127	$6,998
LVMH Moet Hennessy Louis Vuitton S.E.	42	6,771
Numericable–SFR	171	6,795
Orange S.A.	450	8,061
Pernod Ricard S.A.	65	7,628
Peugeot S.A. (a)	428	6,362
Publicis Groupe S.A.	103	6,234
Renault S.A.	73	6,185
Safran S.A.	105	6,852
Sanofi	86	7,222
Schneider Electric S.E.	117	6,282
SCOR S.E.	187	6,528
Societe Generale S.A.	145	5,548
Sodexo S.A.	73	7,224
Suez Environnement Co.	391	7,254
Technip S.A.	137	6,426
TOTAL S.A.	151	6,719
Unibail-Rodamco S.E.	30	7,585
Valeo S.A.	49	6,363
Veolia Environnement S.A.	333	8,029
Vinci S.A.	113	7,664
Vivendi S.A.	347	7,551
Zodiac Aerospace	278	5,829
		327,895

Germany–1.82%

adidas AG	75	7,717
Allianz S.E.	42	6,779
BASF S.E.	92	6,090
Bayer AG	55	6,170
Bayerische Motoren Werke AG	69	5,730
Beiersdorf AG	81	7,479
Brenntag AG	132	6,469
Commerzbank AG (a)	665	5,389
Continental AG	30	6,260
Daimler AG	91	6,335
Deutsche Bank AG	293	5,183
Deutsche Boerse AG	82	6,971
Deutsche Lufthansa AG (a)	491	7,175
Deutsche Post AG	255	6,169
Deutsche Telekom AG	413	7,165
E.ON S.E.	778	7,944
Fresenius Medical Care AG & Co. KGaA	91	8,051
Fresenius S.E. & Co. KGaA	102	6,750
GEA Group AG	189	7,958
HeidelbergCement AG	95	6,972
Henkel AG & Co. KGaA -Preference Shares	65	6,899
Infineon Technologies AG	488	6,492
K+S AG	256	5,383
Linde AG	44	5,939
Merck KGaA	79	6,866
Metro AG	237	6,701
Muenchener Rueckversicherungs-Gesellschaft AG	37	7,089
Porsche Automobil Holding S.E. -Preference Shares	140	6,338

	Shares	Value

Germany–(continued)

ProSiebenSat.1 Media SE	145	$7,211
RWE AG	584	8,143
SAP S.E.	95	7,533
Siemens AG	75	7,180
Symrise AG	110	7,098
ThyssenKrupp AG	352	5,428
Volkswagen AG -Preference Shares	54	6,268
Vonovia SE	217	6,597
		241,921

Hong Kong–2.97%

AIA Group Ltd.	1,200	6,715
ASM Pacific Technology Ltd.	1,000	7,246
Bank of East Asia, Ltd. (The)	2,200	6,478
Brightoil Petroleum (Holdings) Ltd.	19,000	5,617
Cathay Pacific Airways Ltd.	5,000	7,894
Cheung Kong Infrastructure Holdings Ltd.	1,000	9,411
Cheung Kong Property Holdings Ltd.	1,000	5,426
China Innovative Finance Group Ltd. (a)	60,000	6,043
Chinese Estates Holdings Ltd.	3,000	6,832
CK Hutchison Holdings Ltd.	500	6,217
CLP Holdings Ltd.	1,000	8,389
Dairy Farm International Holdings Ltd.	1,400	8,638
Esprit Holdings Ltd.	7,800	8,053
First Pacific Co. Ltd.	12,000	8,251
Galaxy Entertainment Group Ltd.	3,000	9,452
Global Brands Group Holding Ltd. (a)	40,000	6,105
Haitong International Securities Group Ltd.	12,000	6,005
Hang Lung Group Ltd.	2,000	5,535
Hang Lung Properties Ltd.	3,000	5,525
Hang Seng Bank Ltd.	400	6,658
Henderson Land Development Co. Ltd.	1,310	7,118
HK Electric Investments and HK Electric Investments Ltd. (d)	10,000	7,814
Hong Kong & China Gas Co. Ltd.	3,840	6,709
Hong Kong Exchanges & Clearing Ltd.	300	6,650
Hongkong Land Holdings Ltd.	1,100	6,888
Hopewell Holdings Ltd.	2,500	7,582
Hysan Development Co. Ltd.	2,000	7,738
Jardine Matheson Holdings Ltd.	200	10,500
Jardine Strategic Holdings Ltd.	300	8,206
Kerry Properties Ltd.	3,000	6,877
Kingston Financial Group Ltd. (a)	20,000	6,137
Li & Fung Ltd.	12,000	6,944
Link REIT	1,500	8,586
MTR Corp. Ltd.	1,500	6,815
New World Development Co. Ltd.	8,000	6,459
Noble Group Ltd.	27,100	5,869
NWS Holdings Ltd.	6,000	8,909
PCCW Ltd.	14,000	8,336
Power Assets Holdings Ltd.	1,000	9,146
Sands China Ltd.	2,400	8,420
Shangri-La Asia Ltd.	8,000	7,454
Sino Land Co. Ltd.	6,000	7,670
SJM Holdings Ltd.	11,000	7,171
Sun Hung Kai Properties Ltd.	1,000	10,874
Swire Pacific Ltd. -Class A	500	4,846

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Hong Kong–(continued)

Swire Properties Ltd.	2,600	$6,737
Techtronic Industries Co. Ltd.	2,000	7,571
Television Broadcasts Ltd.	2,000	6,991
Value Partners Group Ltd.	6,000	5,469
VTech Holdings Ltd.	700	7,051
WH Group Ltd. (a)(d)	15,500	8,861
Wharf Holdings Ltd. (The)	1,000	4,660
Wheelock and Co. Ltd.	2,000	7,639
Yue Yuen Industrial (Holdings) Ltd.	2,500	8,595
		393,782

Hungary–0.12%

MOL Hungarian Oil and Gas PLC	162	7,877
Richter Gedeon Nyrt	388	7,571
		15,448

India–0.17%

HDFC Bank Ltd. -ADR	134	8,084
Infosys Ltd. -ADR	409	7,325
Wipro Ltd. -ADR	570	6,681
		22,090

Indonesia–0.19%

Golden Agri-Resources Ltd.	31,800	8,398
PT Bank Central Asia Tbk	8,200	7,866
PT Telekomunikasi Indonesia Persero Tbk	37,500	9,196
		25,460

Ireland–0.55%

CRH PLC	257	6,858
Experian PLC	1,829	31,233
Kerry Group PLC -Class A	96	7,831
Shire PLC	490	27,485
		73,407

Italy–0.59%

Assicurazioni Generali S.p.A.	411	6,167
Atlantia S.p.A.	267	6,976
Enel S.p.A.	1,607	6,576
Eni S.p.A.	444	6,461
Ferrari N.V. (a)	49	1,943
Intesa Sanpaolo S.p.A.	2,065	5,886
Luxottica Group S.p.A.	100	6,190
Prada S.p.A.	2,100	6,235
Snam S.p.A.	1,458	8,170
Telecom Italia S.p.A. (a)	5,731	6,366
Terna - Rete Elettrica Nazionale S.p.A.	1,451	7,765
UniCredit S.p.A.	1,269	4,935
Unione di Banche Italiane S.p.A.	1,111	5,208
		78,878

Japan–11.17%

Aeon Co., Ltd.	400	5,348
Aisin Seiki Co., Ltd.	200	8,475
Alps Electric Co., Ltd.	200	3,950
AMADA Holdings Co., Ltd.	700	6,603
ANA Holdings Inc.	2,000	5,880
Aozora Bank, Ltd.	2,000	6,710

	Shares	Value

Japan–(continued)

Asahi Glass Co., Ltd.	1,000	$6,106
Asahi Group Holdings, Ltd.	200	6,427
Asahi Kasei Corp.	1,000	6,472
ASICS Corp.	300	5,565
Astellas Pharma Inc.	600	8,319
Bandai Namco Holdings Inc.	300	6,819
Bank of Kyoto, Ltd. (The)	1,000	7,730
Bank of Yokohama, Ltd. (The)	1,000	5,323
Bridgestone Corp.	200	7,271
Brother Industries, Ltd.	500	5,040
Canon Inc.	200	5,589
Casio Computer Co., Ltd.	300	5,815
Chiba Bank, Ltd. (The)	1,000	6,177
Chubu Electric Power Co., Inc.	600	7,686
Chugai Pharmaceutical Co., Ltd.	200	6,119
Chugoku Bank, Ltd. (The)	600	7,134
Chugoku Electric Power Co., Inc. (The)	600	8,001
Credit Saison Co., Ltd.	300	5,622
Dai Nippon Printing Co., Ltd.	1,000	9,387
Dai-ichi Life Insurance Co. Ltd. (The)	400	5,524
Daicel Corp.	400	5,872
Daihatsu Motor Co., Ltd.	600	9,357
Daiichi Sankyo Co., Ltd.	300	6,266
Daikin Industries, Ltd.	100	6,755
Daito Trust Construction Co., Ltd.	100	12,728
Daiwa House Industry Co., Ltd.	200	5,653
Daiwa Securities Group Inc.	1,000	6,322
Denso Corp.	100	4,340
Dentsu Inc.	100	5,300
Don Quijote Holdings Co., Ltd.	200	6,784
East Japan Railway Co.	100	9,210
Eisai Co., Ltd.	100	6,037
Electric Power Development Co., Ltd.	200	6,747
Fuji Heavy Industries Ltd.	200	8,173
FUJIFILM Holdings Corp.	200	7,721
Fujitsu Ltd.	1,000	4,171
Fukuoka Financial Group, Inc.	1,000	4,230
Gunma Bank, Ltd. (The)	1,000	5,552
Hachijuni Bank, Ltd. (The)	1,000	5,570
Hamamatsu Photonics K.K.	200	4,971
Hankyu Hanshin Holdings, Inc.	1,000	6,233
Hino Motors, Ltd.	500	5,663
Hirose Electric Co., Ltd.	100	11,347
Hiroshima Bank, Ltd. (The)	1,000	4,990
Hisamitsu Pharmaceutical Co., Inc.	200	9,023
Hitachi, Ltd.	1,000	4,936
Hokuhoku Financial Group, Inc.	3,000	5,551
Hokuriku Electric Power Co.	400	5,653
Honda Motor Co., Ltd.	200	5,421
Hoya Corp.	200	7,726
Hulic Co., Ltd.	800	6,880
IHI Corp.	2,000	4,306
INPEX Corp.	700	6,195
Isetan Mitsukoshi Holdings Ltd.	400	5,082
Isuzu Motors Ltd.	700	7,129
ITOCHU Corp.	600	7,094
Iyo Bank, Ltd. (The)	700	5,918
J. Front Retailing Co., Ltd.	400	5,512
Japan Airlines Co. Ltd.	200	7,485

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Japan–(continued)

Japan Airport Terminal Co., Ltd.	100	$3,999
Japan Exchange Group Inc.	400	5,674
Japan Real Estate Investment Corp.	1	5,297
Japan Retail Fund Investment Corp.	3	6,332
Japan Tobacco, Inc.	200	7,814
JFE Holdings, Inc.	400	5,409
Joyo Bank, Ltd. (The)	1,000	4,051
JSR Corp.	400	5,805
JTEKT Corp.	400	6,442
JX Holdings, Inc.	1,600	6,095
Kajima Corp.	1,000	5,665
Kansai Electric Power Co., Inc. (The) (a)	700	7,610
Kansai Paint Co., Ltd.	400	5,580
Kao Corp.	100	5,366
Kawasaki Heavy Industries, Ltd.	2,000	6,170
KDDI Corp.	300	7,585
Keikyu Corp.	1,000	8,281
Keio Corp.	1,000	8,925
Keisei Electric Railway Co., Ltd.	1,000	13,302
Kintetsu Group Holdings Co., Ltd.	2,000	8,232
Kirin Holdings Co., Ltd.	400	5,703
Kobe Steel, Ltd.	5,000	4,848
Koito Manufacturing Co., Ltd.	200	9,264
Komatsu Ltd.	400	5,941
Konica Minolta Inc.	700	5,881
Kubota Corp.	400	5,903
Kuraray Co., Ltd.	600	7,239
Kyocera Corp.	100	4,020
Kyowa Hakko Kirin Co., Ltd.	400	5,795
Kyushu Electric Power Co., Inc. (a)	700	7,520
Lawson, Inc.	100	7,905
LIXIL Group Corp.	300	6,320
Mabuchi Motor Co., Ltd.	100	5,406
Makita Corp.	100	5,628
Marubeni Corp.	1,200	5,777
Mazda Motor Corp.	300	5,450
Medipal Holdings Corp.	400	6,507
MEIJI Holdings Co., Ltd.	100	8,386
Minebea Co., Ltd.	1,000	7,783
Mitsubishi Chemical Holdings Corp.	1,100	6,123
Mitsubishi Corp.	400	6,404
Mitsubishi Electric Corp.	1,000	9,267
Mitsubishi Heavy Industries, Ltd.	1,000	3,943
Mitsubishi Materials Corp.	2,000	6,163
Mitsubishi Motors Corp.	800	6,454
Mitsubishi Tanabe Pharma Corp.	400	6,570
Mitsubishi UFJ Financial Group, Inc.	1,100	5,669
Mitsui & Co., Ltd.	600	6,809
Mitsui Chemicals, Inc.	1,000	4,361
Mitsui O.S.K. Lines, Ltd.	3,000	5,938
Mizuho Financial Group, Inc.	3,400	5,870
MS&AD Insurance Group Holdings, Inc.	200	5,426
Nagoya Railroad Co., Ltd.	2,000	9,138
NEC Corp.	2,000	5,279
NGK Spark Plug Co., Ltd.	200	4,750
Nidec Corp.	100	6,815
Nikon Corp.	600	8,844
Nippon Building Fund Inc.	1	5,166

	Shares	Value

Japan–(continued)

Nippon Express Co., Ltd.	1,000	$4,681
Nippon Paint Holdings Co., Ltd.	300	5,721
Nippon Steel & Sumitomo Metal Corp.	300	5,364
Nippon Telegraph & Telephone Corp.	200	8,508
Nippon Television Holdings, Inc.	300	5,577
Nippon Yusen Kabushiki Kaisha	3,000	6,475
Nissan Motor Co., Ltd.	700	6,943
Nisshin Seifun Group Inc.	400	6,467
Nissin Foods Holdings Co., Ltd.	100	5,105
Nitori Holdings Co., Ltd.	100	8,105
Nitto Denko Corp.	100	5,749
NOK Corp.	200	4,143
Nomura Holdings, Inc.	1,100	6,012
Nomura Research Institute, Ltd.	200	7,262
NSK Ltd.	500	5,171
NTT Data Corp.	100	4,821
NTT DOCOMO, Inc.	300	6,692
Obayashi Corp.	800	7,215
Odakyu Electric Railway Co., Ltd.	1,000	10,626
Oji Holdings Corp.	1,000	4,063
Olympus Corp.	200	7,793
OMRON Corp.	200	5,230
Oriental Land Co., Ltd.	100	6,380
ORIX Corp.	400	5,677
Osaka Gas Co., Ltd.	2,000	7,583
Otsuka Holdings Co., Ltd.	200	6,729
Panasonic Corp.	700	6,553
Rakuten Inc.	500	5,151
Recruit Holdings Co., Ltd.	200	6,334
Resona Holdings, Inc.	1,400	6,423
Ricoh Co., Ltd.	700	6,754
Rinnai Corp.	100	9,210
Rohm Co. Ltd.	100	4,551
Santen Pharmaceutical Co., Ltd.	400	6,375
SECOM Co., Ltd.	100	6,975
Sega Sammy Holdings Inc.	700	6,589
Seibu Holdings Inc.	300	6,014
Seiko Epson Corp.	400	5,418
Sekisui Chemical Co., Ltd.	600	7,357
Sekisui House, Ltd.	400	6,287
Seven & i Holdings Co., Ltd.	100	4,447
Shikoku Electric Power Co. Inc.	400	5,802
Shimizu Corp.	1,000	7,804
Shin-Etsu Chemical Co., Ltd.	100	5,108
Shinsei Bank, Ltd.	3,000	4,673
Shionogi & Co., Ltd.	100	4,355
Shiseido Co., Ltd.	300	5,646
Shizuoka Bank, Ltd. (The)	1,000	8,706
SoftBank Group Corp.	100	4,425
Sompo Japan Nipponkoa Holdings Inc.	200	5,928
Sony Corp.	300	7,178
Sony Financial Holdings Inc.	300	4,958
Stanley Electric Co., Ltd.	300	6,580
Sumitomo Chemical Co., Ltd.	1,000	5,066
Sumitomo Corp.	700	6,982
Sumitomo Electric Industries, Ltd.	600	7,903
Sumitomo Heavy Industries, Ltd.	1,000	3,951
Sumitomo Metal Mining Co., Ltd.	1,000	10,653
Sumitomo Mitsui Financial Group, Inc.	200	6,717

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Japan–(continued)

Sumitomo Mitsui Trust Holdings, Inc.	2,000	$6,389
Suntory Beverage & Food Ltd.	200	9,266
Suruga Bank Ltd.	300	5,434
Suzuken Co., Ltd./Aichi Japan	200	6,937
Suzuki Motor Corp.	200	6,139
Sysmex Corp.	100	6,433
T&D Holdings, Inc.	400	4,578
Taiheiyo Cement Corp.	2,000	5,763
Taisei Corp.	1,000	6,260
Taisho Pharmaceutical Holdings Co. Ltd.	100	6,737
Takashimaya Co., Ltd.	1,000	8,570
Takeda Pharmaceutical Co. Ltd.	100	4,836
TDK Corp.	100	5,483
Teijin Ltd.	2,000	7,313
Terumo Corp.	200	6,364
THK Co., Ltd.	300	4,786
Tobu Railway Co., Ltd.	1,000	4,879
Toho Co., Ltd.	200	5,223
Toho Gas Co., Ltd.	1,000	6,560
Tohoku Electric Power Co., Inc.	600	7,492
Tokio Marine Holdings, Inc.	200	7,157
Tokyo Electric Power Co. Inc. (a)	1,000	5,017
Tokyo Electron Ltd.	100	6,288
Tokyo Gas Co., Ltd.	1,000	4,598
Tokyo Tatemono Co., Ltd.	500	5,379
Tokyu Corp.	1,000	7,781
Tokyu Fudosan Holdings, Corp.	1,000	6,548
TonenGeneral Sekiyu K.K.	1,000	8,177
Toppan Printing Co., Ltd.	1,000	8,702
Toray Industries, Inc.	1,000	8,549
Toshiba Corp. (a)	3,000	5,024
TOTO Ltd.	200	6,504
Toyo Suisan Kaisha, Ltd.	200	6,917
Toyota Industries Corp.	100	5,008
Toyota Motor Corp.	100	6,039
Toyota Tsusho Corp.	300	6,892
Trend Micro Inc.	100	4,197
Unicharm Corp.	300	5,891
United Urban Investment Corp.	6	8,212
USS Co., Ltd.	400	6,132
West Japan Railway Co.	100	6,476
Yahoo Japan Corp.	1,600	6,129
Yakult Honsha Co., Ltd.	100	4,595
Yamada Denki Co., Ltd.	1,500	7,260
Yamaguchi Financial Group, Inc.	1,000	10,809
Yamaha Motor Co., Ltd.	300	5,996
Yamato Holdings Co., Ltd.	300	6,583
Yaskawa Electric Corp.	600	6,708
Yokogawa Electric Corp.	600	6,737
		1,483,606

Luxembourg–0.09%

ArcelorMittal S.A.	1,405	5,425
Tenaris S.A.	604	6,272
		11,697

Macau–0.11%

MGM China Holdings Ltd.	6,000	7,235

	Shares	Value

Macau–(continued)

Wynn Macau, Ltd.	6,287	$6,829
		14,064

Malaysia–1.65%

AMMB Holdings Berhad	7,923	8,347
Axiata Group Berhad	6,868	9,311
British American Tobacco Malaysia Berhad	712	9,938
DiGi.Com Berhad	8,200	9,656
Gamuda Berhad	7,100	7,822
Genting Malaysia Berhad	6,700	7,252
Hap Seng Consolidated Berhad	4,600	7,994
Hartalega Holdings Berhad	5,900	7,691
Hong Leong Bank Berhad	4,700	14,910
IHH Healthcare Berhad	6,921	10,968
IJM Corp. Berhad	11,458	9,530
IOI Corp. Berhad	8,200	9,650
Kuala Lumpur Kepong Berhad	1,700	9,820
Malayan Banking Berhad	5,219	10,810
Maxis Berhad	6,181	8,545
MISC Berhad	3,724	7,874
Petronas Dagangan Berhad	1,300	7,989
Petronas Gas Berhad	1,800	9,929
Public Bank Berhad	3,485	15,495
Sime Darby Berhad	4,305	8,422
Telekom Malaysia Berhad	6,691	10,531
Tenaga Nasional Berhad	2,822	9,252
UMW Holdings Berhad	4,607	7,786
		219,522

Mexico–1.04%

America Movil S.A.B. de C.V. -Series L	11,140	7,879
Arca Continental, S.A.B. de C.V.	1,532	9,209
Arca Continental, S.A.B. de C.V. -Rts. (a)	82	0
Coca-Cola Femsa, S.A.B. de C.V. -Series L	1,200	8,452
Fibra Uno Administracion S.A. de C.V.	4,200	8,420
Fomento Economico Mexicano, S.A.B. de C.V. -Series BD (e)	900	8,540
Grupo Aeroportuario del Pacífico, S.A.B. de C.V. -Class B	800	6,741
Grupo Aeroportuario del Sureste, S.A.B. de C.V. -Class B	530	7,257
Grupo Bimbo, S.A.B. de C.V. -Series A (a)	2,900	8,103
Grupo Financiero Banorte S.A.B. de C.V. -Class O	1,500	7,820
Grupo Financiero Inbursa, S.A.B. de C.V. -Class O	3,900	6,297
Grupo Financiero Santander Mexico, S.A.B. de C.V. -Class B	4,000	6,179
Grupo Lala, S.A.B. de C.V.	3,100	7,350
Grupo Mexico S.A.B. de C.V. -Series B	3,600	6,987
Grupo Televisa S.A.B. -Series CPO (f)	1,500	7,948
Infraestructura Enérgetica Nova, S.A.B. de C.V.	1,900	7,464

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Mexico–(continued)

Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	3,000	$7,164
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	700	8,050
Telesites, S.A.B. de C.V. (a)	462	280
Wal-Mart de México, S.A.B. de C.V. -Series V	2,924	7,344
		137,484

Netherlands–0.69%

Aegon N.V.	1,221	6,932
Akzo Nobel N.V.	109	6,997
ASML Holding N.V.	78	7,168
Gemalto N.V.	106	6,393
Heineken Holding N.V.	94	7,236
Heineken N.V.	85	7,392
ING Groep N.V.	540	6,234
Koninklijke Ahold N.V.	351	7,967
Koninklijke DSM N.V.	142	6,920
Koninklijke KPN N.V.	1,833	7,107
Koninklijke Philips N.V.	265	7,050
Randstad Holding N.V.	116	6,341
Wolters Kluwer N.V.	232	7,898
		91,635

New Zealand–0.59%

Auckland International Airport Ltd.	2,246	8,118
Contact Energy Ltd.	2,411	7,202
Fisher & Paykel Healthcare Corp. Ltd.	1,402	7,888
Fletcher Building Ltd.	1,640	7,346
Kiwi Property Group Ltd.	8,606	7,648
Ryman Healthcare Ltd.	1,457	7,609
SKY Network Television Ltd.	2,718	8,064
SKYCITY Entertainment Group Ltd.	2,742	8,348
Spark New Zealand Ltd.	3,662	8,012
Z Energy Ltd.	1,806	7,890
		78,125

Norway–0.35%

DNB ASA	739	8,964
Orkla ASA	1,241	10,056
Statoil ASA	705	9,792
Telenor ASA	594	9,665
Yara International ASA	223	8,487
		46,964

Philippines–0.69%

Ayala Corp.	590	8,419
Ayala Land, Inc.	8,800	5,814
Bank of the Philippine Islands	5,220	9,583
BDO Unibank, Inc.	3,770	8,076
Globe Telecom, Inc.	170	6,660
GT Capital Holdings, Inc.	255	6,920
Jollibee Foods Corp.	1,890	8,149
Manila Electric Co.	1,300	8,457
Metropolitan Bank & Trust Co.	4,720	7,033
Philippine Long Distance Telephone Co.	160	7,477
Robinsons Land Corp.	12,000	6,284

	Shares	Value

Philippines–(continued)

SM Investments Corp.	500	$8,718
		91,590

Poland–0.16%

Bank Pekao S.A.	217	7,301
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	1,069	6,477
Powszechny Zaklad Ubezpieczen S.A.	1,012	8,043
		21,821

Portugal–0.06%

Energias de Portugal, S.A.	2,092	7,313

Qatar–0.18%

Commercial Bank of Qatar Q.S.C. (The)	662	7,275
Qatar Gas Transport Co. Ltd.	1,402	8,056
Qatar National Bank	184	8,284
		23,615

Singapore–1.59%

Ascendas REIT	4,900	7,969
Avago Technologies Ltd.	45	6,017
CapitaLand Commercial Trust Ltd.	8,600	7,889
CapitaLand Ltd.	3,400	7,404
CapitaLand Mall Trust	5,900	8,234
City Developments Ltd.	1,600	7,873
ComfortDelGro Corp. Ltd.	3,800	7,605
DBS Group Holdings Ltd.	700	6,972
Genting Singapore PLC	15,400	7,708
Great Eastern Holdings Ltd.	500	7,037
Jardine Cycle & Carriage Ltd.	300	7,947
Keppel Corp. Ltd.	1,600	5,694
Keppel REIT	11,500	7,248
Oversea-Chinese Banking Corp. Ltd.	1,200	6,727
SATS Ltd.	2,900	7,919
Sembcorp Industries Ltd.	3,600	6,406
Sembcorp Marine Ltd.	5,400	5,946
Singapore Airlines Ltd.	1,100	8,566
Singapore Exchange Ltd.	1,400	7,018
Singapore Post Ltd.	6,400	6,017
Singapore Press Holdings Ltd.	2,800	6,990
Singapore Technologies Engineering Ltd.	3,600	7,314
Singapore Telecommunications Ltd.	3,100	7,708
StarHub Ltd.	3,200	7,633
Suntec REIT	6,900	7,717
United Overseas Bank Ltd.	600	7,676
UOL Group Ltd.	1,900	7,527
Venture Corp. Ltd.	1,300	7,133
Wilmar International Ltd.	3,800	7,705
		211,599

South Africa–1.11%

Aspen Pharmacare Holdings Ltd.	332	5,636
Barclays Africa Group Ltd.	669	6,084
Bidvest Group Ltd. (The)	383	8,846
FirstRand Ltd.	2,299	6,508
Growthpoint Properties Ltd.	4,966	7,125

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

South Africa–(continued)

Investec Ltd.	935	$6,117
Liberty Holdings Ltd.	862	6,078
Life Healthcare Group Holdings Ltd.	2,857	6,338
MMI Holdings Ltd.	4,556	6,527
Mondi Ltd.	353	5,864
Nedbank Group Ltd.	462	5,474
Netcare Ltd.	2,843	6,065
Pick n Pay Stores Ltd.	1,562	5,806
Rand Merchant Investment Holdings Ltd.	2,320	5,787
Redefine Properties Ltd.	11,905	7,121
Remgro Ltd.	417	6,646
Resilient REIT Ltd.	903	6,762
RMB Holdings Ltd.	1,633	5,821
SPAR Group Ltd. (The)	635	7,360
Standard Bank Group Ltd.	829	5,884
Tiger Brands Ltd.	317	5,875
Vodacom Group Ltd.	863	7,907
Woolworths Holdings Ltd.	911	5,380
		147,011

South Korea–0.62%

DGB Financial Group Inc.	846	6,329
GS Holdings Corp.	180	7,642
Hana Financial Group Inc.	353	6,362
HITEJINRO Co., Ltd. (a)	357	8,895
Hyundai Marine & Fire Insurance Co., Ltd.	233	6,317
KB Financial Group Inc.	213	5,471
Korea Zinc Co., Ltd. (a)	17	6,224
KT Corp.	446	10,166
Lotte Confectionery Co., Ltd. (a)	3	6,076
Samsung Electronics Co., Ltd.	6	5,791
Shinhan Financial Group Co., Ltd.	192	6,163
SK Telecom Co., Ltd.	37	6,481
		81,917

Spain–0.88%

Abertis Infraestructuras S.A.	491	7,348
Aena S.A. (a)(d)	64	7,138
Amadeus IT Holding S.A. -Class A	170	6,981
Banco Bilbao Vizcaya Argentaria, S.A.	815	5,272
Banco de Sabadell S.A.	3,780	6,845
Banco Popular Espanol S.A.	1,809	4,881
Banco Santander S.A.	1,238	5,347
Bankia S.A.	5,616	5,582
CaixaBank S.A.	1,755	5,341
Enagas S.A.	253	7,373
Ferrovial S.A.	303	6,676
Gas Natural SDG, S.A.	369	7,266
Grifols S.A.	356	7,462
Iberdrola S.A.	1,041	7,335
Industria de Diseno Textil, S.A.	205	6,726
Red Electrica Corp. S.A.	88	7,109
Repsol S.A.	544	5,666
Telefónica, S.A.	615	6,531
		116,879

	Shares	Value

Sweden–1.11%

Assa Abloy AB -Class B	476	$10,074
Atlas Copco AB -Class A	382	8,200
Hennes & Mauritz AB -Class B	275	8,995
Hexagon AB -Class B	279	9,259
Investor AB -Class B	266	8,879
Nordea Bank AB	892	8,952
Sandvik AB	1,056	8,861
Skandinaviska Enskilda Banken AB -Class A	905	8,727
Skanska AB -Class B	532	10,237
SKF AB -Class B	553	8,463
Svenska Cellulosa AB -Class B	364	10,781
Svenska Handelsbanken AB -Class A	698	8,770
Swedbank AB -Class A	442	9,306
Telefonaktiebolaget LM Ericsson -Class B	1,075	9,479
TeliaSonera AB	2,090	9,847
Volvo AB -Class B	986	8,996
		147,826

Switzerland–2.08%

ABB Ltd.	556	9,628
Actelion Ltd.	76	10,053
Adecco S.A	148	9,136
Cie Financiere Richemont S.A.	142	9,225
Credit Suisse Group AG	463	8,173
Geberit AG	30	10,634
Givaudan S.A.	6	11,212
Glencore PLC	25,288	32,720
Julius Baer Group Ltd.	208	8,827
Kuehne + Nagel International AG	78	10,339
LafargeHolcim Ltd.	181	7,681
Nestle S.A.	134	9,870
Novartis AG	120	9,308
Roche Holding AG	37	9,626
Schindler Holding AG -Participation Ctfs.	61	9,381
SGS S.A.	5	9,715
Sika AG	3	10,741
Swatch Group AG (The)	28	9,588
Swiss Re AG	104	9,659
Swisscom AG	20	9,946
Syngenta AG	28	10,308
TE Connectivity Ltd.	107	6,116
UBS Group AG	483	7,975
Wolseley PLC	569	28,153
Zurich Insurance Group AG	37	8,196
		276,210

Taiwan–2.57%

Asia Cement Corp.	11,450	9,015
Cathay Financial Holding Co., Ltd.	5,758	6,315
Chailease Holding Co. Ltd.	4,120	6,597
Chang Hwa Commercial Bank, Ltd.	20,765	10,407
Cheng Shin Rubber Industry Co., Ltd.	5,000	7,745
Chicony Electronics Co., Ltd.	3,000	6,265
China Development Financial Holding Corp.	24,224	5,820
China Steel Corp.	18,409	9,872

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Taiwan–(continued)

Chunghwa Telecom Co., Ltd.	6,551	$20,268
CTBC Financial Holding Co. Ltd.	15,264	7,191
CTCI Corp.	6,000	6,683
E.Sun Financial Holding Co. Ltd.	14,389	7,481
Far Eastern Department Stores Ltd.	13,000	6,556
Far Eastern New Century Corp.	9,691	6,950
Far EasTone Telecommunications Co., Ltd.	4,267	8,812
First Financial Holding Co., Ltd.	30,198	13,801
Formosa Chemicals & Fibre Corp.	3,267	7,059
Formosa Petrochemical Corp.	3,000	7,449
Formosa Plastics Corp.	3,734	8,713
Fubon Financial Holding Co., Ltd.	4,000	4,433
Hon Hai Precision Industry Co., Ltd.	2,930	6,872
Hua Nan Financial Holdings Co., Ltd.	26,178	11,694
Lite-On Technology Corp.	7,030	7,493
Makalot Industrial Co., Ltd.	1	7
Mega Financial Holding Co., Ltd.	12,000	7,679
Nan Ya Plastics Corp.	4,384	7,686
President Chain Store Corp.	1,000	6,628
Quanta Computer Inc.	5,000	7,983
Richtek Technology Corp.	1,000	5,773
Shin Kong Financial Holding Co., Ltd.	44,412	8,549
Simplo Technology Co., Ltd.	2,000	6,078
SinoPac Financial Holdings Co., Ltd.	29,450	7,926
Standard Foods Corp.	3,000	7,183
Synnex Technology International Corp.	8,000	7,539
Taishin Financial Holding Co., Ltd.	23,970	7,804
Taiwan Cement Corp.	7,668	6,177
Taiwan Cooperative Financial Holding Co. Ltd.	31,796	13,239
Taiwan Mobile Co., Ltd.	3,217	9,672
Taiwan Semiconductor Manufacturing Co. Ltd.	1,750	7,470
Uni-President Enterprises Corp.	5,106	8,563
United Microelectronics Corp.	19,000	7,413
WPG Holdings Ltd.	8,068	7,857
Yuanta Financial Holding Co., Ltd.	18,752	5,849
		340,566

Thailand–1.04%

Advanced Info Service PCL	1,500	7,181
Airports of Thailand PCL	800	8,482
Bangkok Bank PCL	2,400	10,343
Bangkok Dusit Medical Services PCL	14,500	8,965
BTS Group Holdings PCL	43,400	9,923
Central Pattana PCL	6,100	7,701
CP ALL PCL	7,100	8,063
Home Product Center PCL	39,233	7,539
Intouch Holdings PCL	1,300	2,073
Intouch Holdings PCL -Class F	3,600	5,953
Kasikornbank PCL	1,600	7,651
Krung Thai Bank PCL	16,900	8,315
Land and Houses PCL	28,200	6,989
Siam Cement PCL (The)	700	8,448
Siam Commercial Bank PCL (The)	2,200	7,840
Thai Beverage PCL	33,100	15,800

	Shares	Value

Thailand–(continued)

TMB Bank PCL	97,500	$7,110
		138,376

Turkey–0.52%

Arcelik A.S.	1,317	6,878
BIM Birlesik Magazalar A.S.	422	7,144
Coca-Cola Içecek A.S.	506	5,621
Enka Insaat ve Sanayi A.S.	4,502	6,720
Haci Omer Sabanci Holding A.S.	2,356	6,831
Koc Holding A.S.	1,861	7,472
Petkim PetroKimya Holding A.S. (a)	7,902	9,322
TAV Havalimanlari Holding A.S.	921	5,470
Tupras-Turkiye Petrol Rafinerileri A.S. (a)	271	6,893
Turk Telekomunikasyon A.S.	3,305	6,055
		68,406

United Kingdom–10.55%

Anglo American PLC	4,149	16,588
ARM Holdings PLC	1,978	28,398
Associated British Foods PLC	633	28,574
AstraZeneca PLC	497	31,780
Aviva PLC	4,349	30,036
BAE Systems PLC	4,341	32,040
Barclays PLC	9,614	25,678
BG Group PLC	2,154	32,654
BP PLC	6,137	33,253
British American Tobacco PLC	584	32,469
BT Group PLC	4,605	32,032
Burberry Group PLC	1,836	31,264
Centrica PLC	10,442	30,661
CNH Industrial N.V.	966	6,051
Compass Group PLC	1,901	32,771
Delphi Automotive PLC	75	4,871
Diageo PLC	1,167	31,418
Fiat Chrysler Automobiles N.V.	493	3,475
GlaxoSmithKline PLC	1,656	34,116
HSBC Holdings PLC	4,218	29,750
Imperial Tobacco Group PLC	622	33,701
ITV PLC	8,239	31,462
Kingfisher PLC	6,177	28,910
Land Securities Group PLC	1,830	28,714
Legal & General Group PLC	8,258	28,855
Lloyds Banking Group PLC	30,234	28,361
Marks & Spencer Group PLC	4,439	26,959
National Grid PLC	2,450	34,533
Next PLC	278	27,521
Old Mutual PLC	11,081	27,106
Pearson PLC	2,648	30,025
Prudential PLC	1,466	28,817
Reckitt Benckiser Group PLC	356	31,767
RELX N.V.	462	7,731
RELX PLC	1,866	32,869
Rio Tinto Ltd.	244	6,847
Rio Tinto PLC	1,061	26,097
Rolls-Royce Holdings PLC	3,713	29,640
Royal Bank of Scotland Group PLC (a)	7,266	26,339
Royal Dutch Shell PLC -Class A	1,392	30,463
SABMiller PLC	547	32,600

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United Kingdom–(continued)

Sky PLC	1,981	$30,704
Smith & Nephew PLC	1,983	33,034
SSE PLC	1,498	31,126
Standard Chartered PLC	4,206	28,499
Standard Life PLC	5,538	28,908
Tesco PLC (a)	13,575	33,626
Unilever N.V.	177	7,894
Unilever PLC	790	34,770
Vodafone Group PLC	10,241	32,761
WPP PLC	1,469	31,974
		1,400,492

United States–22.96%

3M Co.	42	6,342
Abbott Laboratories	135	5,110
AbbVie Inc.	116	6,368
ABM Industries Inc.	520	15,616
Acadia Realty Trust	482	16,436
Accenture PLC -Class A	62	6,543
Adobe Systems Inc. (a)	71	6,328
Aetna Inc.	63	6,416
Aflac, Inc.	111	6,434
Agree Realty Corp.	508	18,755
Air Products and Chemicals, Inc.	45	5,702
Alexion Pharmaceuticals, Inc. (a)	36	5,253
Allergan PLC (a)	20	5,689
ALLETE, Inc.	282	14,918
Allstate Corp. (The)	110	6,666
Alphabet Inc. -Class A (a)	9	6,852
Altria Group, Inc.	119	7,272
Amazon.com, Inc. (a)	10	5,870
American Airlines Group Inc.	146	5,693
American Assets Trust Inc.	362	13,535
American Electric Power Co., Inc.	116	7,073
American Express Co.	93	4,975
American International Group, Inc.	102	5,761
American States Water Co.	298	13,529
American Tower Corp.	69	6,509
Ameriprise Financial, Inc.	58	5,258
Ameris Bancorp	369	10,675
AMERISAFE, Inc.	223	11,375
AmerisourceBergen Corp.	59	5,284
Amgen Inc.	41	6,262
Anadarko Petroleum Corp.	116	4,534
Analog Devices, Inc.	116	6,248
Analogic Corp.	125	9,259
Anthem, Inc.	50	6,524
Aon PLC	68	5,972
Apache Corp.	147	6,253
Apple Inc.	55	5,354
Applied Materials, Inc.	347	6,125
Archer-Daniels-Midland Co.	184	6,504
Astoria Financial Corp.	813	12,301
AT&T Inc.	189	6,815
Automatic Data Processing, Inc.	77	6,398
AutoZone, Inc. (a)	9	6,907
Avista Corp.	431	15,960
Baker Hughes Inc.	126	5,482

	Shares	Value

United States–(continued)

Bank Mutual Corp.	1,605	$12,647
Bank of America Corp.	384	5,430
Bank of New York Mellon Corp. (The)	163	5,904
Barnes Group Inc.	290	9,428
Baxter International Inc.	175	6,405
BB&T Corp.	163	5,324
Becton, Dickinson and Co.	44	6,396
Benchmark Electronics, Inc. (a)	620	13,020
Berkshire Hathaway Inc. -Class B (a)	46	5,969
Biogen Inc. (a)	21	5,734
BlackRock, Inc.	18	5,657
Boeing Co. (The)	46	5,526
Boston Properties, Inc.	57	6,624
Boston Scientific Corp. (a)	370	6,486
Bristol-Myers Squibb Co.	101	6,278
Broadcom Corp. -Class A	123	6,724
Brookline Bancorp, Inc.	1,111	12,399
Cabot Microelectronics Corp. (a)	294	11,948
CACI International Inc. -Class A (a)	137	11,381
Capital One Financial Corp.	84	5,512
Capstead Mortgage Corp.	1,972	18,418
Cardinal Financial Corp.	546	10,412
Cardinal Health, Inc.	75	6,103
Carnival Corp.	123	5,920
Caterpillar Inc.	94	5,851
CBS Corp. -Class B	132	6,270
Cedar Realty Trust Inc.	1,817	12,828
Celgene Corp. (a)	53	5,317
CenturyLink Inc.	239	6,075
Charles Schwab Corp. (The)	202	5,157
Cheniere Energy, Inc. (a)	141	4,237
Chesapeake Lodging Trust	416	10,450
Chevron Corp.	74	6,399
Chubb Ltd.	87	9,871
Cigna Corp.	42	5,611
Cisco Systems, Inc.	223	5,305
Citigroup Inc.	121	5,152
City Holding Co.	268	11,915
CME Group Inc. -Class A	69	6,200
Coca-Cola Co. (The)	164	7,039
Cognizant Technology Solutions Corp. -Class A (a)	101	6,394
Colgate-Palmolive Co.	95	6,415
Columbia Banking System, Inc.	349	10,341
Comcast Corp. -Class A	106	5,905
Community Bank System, Inc.	330	12,421
ConocoPhillips	133	5,198
Consolidated Edison, Inc.	105	7,286
CoreSite Realty Corp.	248	15,907
Corning Inc.	363	6,755
Costco Wholesale Corp.	43	6,498
Crown Castle International Corp.	74	6,379
CSG Systems International, Inc.	361	12,613
CSX Corp.	233	5,364
Cubic Corp.	271	10,829
Cummins Inc.	71	6,382
Curtiss-Wright Corp.	198	13,662
CVB Financial Corp.	674	10,319

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

CVS Health Corp.	69	$6,665
Danaher Corp.	70	6,065
Deere & Co.	79	6,084
Delta Air Lines, Inc.	138	6,112
Deltic Timber Corp.	229	12,577
Devon Energy Corp.	155	4,324
DiamondRock Hospitality Co.	1,022	8,483
Dime Community Bancshares, Inc.	824	14,165
DineEquity, Inc.	174	14,776
Discover Financial Services	122	5,586
Dollar General Corp.	85	6,380
Dominion Resources, Inc.	93	6,712
Dow Chemical Co. (The)	124	5,208
Duke Energy Corp.	99	7,455
E. I. du Pont de Nemours and Co.	98	5,170
EastGroup Properties, Inc.	267	14,255
Eaton Corp. PLC (a)	114	5,758
eBay Inc. (a)	227	5,325
Ecolab Inc.	55	5,933
Edison International	113	6,983
Education Realty Trust, Inc.	327	12,779
El Paso Electric Co.	356	14,571
Electronics for Imaging, Inc. (a)	256	10,593
Eli Lilly and Co.	78	6,170
EMC Corp.	242	5,994
EMCOR Group, Inc.	269	12,293
Emerson Electric Co.	137	6,299
EOG Resources, Inc.	81	5,753
EPR Properties	266	15,947
Equity Residential	89	6,861
ESCO Technologies Inc.	385	13,256
Exelon Corp.	247	7,304
Exponent, Inc.	237	12,160
Express Scripts Holding Co. (a)	73	5,247
Exxon Mobil Corp.	86	6,695
F.N.B. Corp.	887	10,688
Facebook Inc. -Class A (a)	62	6,957
FedEx Corp.	39	5,182
First Midwest Bancorp, Inc.	657	11,452
Ford Motor Co.	425	5,074
Forrester Research, Inc.	392	12,532
Forward Air Corp.	261	11,265
Franklin Resources, Inc.	160	5,546
Franklin Street Properties Corp.	1,501	14,650
Freeport-McMoRan Inc.	453	2,084
G & K Services, Inc. -Class A	203	13,069
General Dynamics Corp.	43	5,752
General Electric Co.	217	6,315
General Mills, Inc.	106	5,990
General Motors Co.	182	5,394
Geo Group Inc. (The)	379	11,211
Getty Realty Corp.	1,103	19,713
Gilead Sciences, Inc.	61	5,063
Goldman Sachs Group, Inc. (The)	33	5,331
Government Properties Income Trust	971	13,332
H.B. Fuller Co.	345	12,841
Halliburton Co.	170	5,404

	Shares	Value

United States–(continued)

HCA Holdings, Inc. (a)	98	$6,819
HCP, Inc.	175	6,289
Healthcare Realty Trust, Inc.	545	15,827
Healthcare Services Group, Inc.	385	13,617
Hershey Co. (The)	67	5,903
Hess Corp.	111	4,718
Hilton Worldwide Holdings Inc.	287	5,111
Home Depot, Inc. (The)	49	6,162
Honeywell International Inc.	61	6,295
Horace Mann Educators Corp.	387	11,889
HP Inc.	484	4,700
Humana Inc.	35	5,698
Illinois Tool Works Inc.	70	6,305
Illumina, Inc. (a)	37	5,844
Independent Bank Corp.	251	11,473
Infinity Property & Casualty Corp.	173	13,734
Ingersoll-Rand PLC	118	6,073
Inland Real Estate Corp.	1,684	18,036
Intel Corp.	189	5,863
Intercontinental Exchange, Inc.	27	7,123
International Business Machines Corp.	44	5,491
International Paper Co.	150	5,132
Intuit Inc.	67	6,399
Intuitive Surgical, Inc. (a)	12	6,490
J & J Snack Foods Corp.	105	11,338
Johnson & Johnson	64	6,684
Johnson Controls, Inc.	158	5,667
JPMorgan Chase & Co.	97	5,772
Kaiser Aluminum Corp.	205	15,937
Kaman Corp.	413	16,454
Kellogg Co.	90	6,610
Kimberly-Clark Corp.	54	6,935
Kinder Morgan Inc.	393	6,465
Kite Realty Group Trust	566	14,999
Korn/Ferry International (a)	333	10,260
Kroger Co. (The)	163	6,326
La-Z-Boy Inc.	449	9,627
Laclede Group, Inc. (The)	318	20,333
Las Vegas Sands Corp.	132	5,953
Lexington Realty Trust	1,621	11,882
LinkedIn Corp. -Class A (a)	27	5,344
Lockheed Martin Corp.	32	6,752
Lowe’s Cos., Inc.	92	6,593
LTC Properties, Inc.	358	15,942
LyondellBasell Industries N.V. -Class A	69	5,380
Macy’s, Inc.	150	6,062
ManTech International Corp. -Class A	405	11,676
Marathon Oil Corp.	410	3,989
Marathon Petroleum Corp.	126	5,266
Marsh & McLennan Cos., Inc.	120	6,400
MasterCard, Inc. -Class A	66	5,876
Matthews International Corp. -Class A	249	12,428
McDonald’s Corp.	57	7,055
McGraw Hill Financial, Inc.	67	5,696
McKesson Corp.	33	5,312
Mead Johnson Nutrition Co.	83	6,017
Medical Properties Trust Inc.	1,145	12,595

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

Medtronic PLC	85	$6,453
Merck & Co., Inc.	114	5,776
MetLife, Inc.	131	5,849
Micron Technology, Inc. (a)	372	4,103
Microsoft Corp.	118	6,501
MKS Instruments, Inc.	351	12,439
Mondelez International, Inc. -Class A	147	6,336
Monro Muffler Brake, Inc.	185	12,164
Monsanto Co.	65	5,889
Moog Inc. -Class A (a)	209	9,683
Morgan Stanley	171	4,425
MTS Systems Corp.	183	9,772
Mueller Industries, Inc.	429	10,918
Mylan N.V. (a)	130	6,850
National Oilwell Varco Inc.	181	5,890
National Presto Industries, Inc.	142	11,231
Navigators Group, Inc. (The) (a)	184	16,120
NBT Bancorp Inc.	437	11,318
Neenah Paper, Inc.	189	11,423
Netflix Inc. (a)	50	4,592
New Jersey Resources Corp.	420	14,792
NextEra Energy, Inc.	65	7,261
NIKE, Inc. -Class B	100	6,201
Noble Energy, Inc.	204	6,603
Norfolk Southern Corp.	72	5,076
Northern Trust Corp.	85	5,277
Northfield Bancorp, Inc.	1,263	19,551
Northrop Grumman Corp.	37	6,847
Northwest Bancshares, Inc.	1,249	15,700
Northwest Natural Gas Co.	313	16,260
NorthWestern Corp.	278	15,524
Nucor Corp.	142	5,548
O’Reilly Automotive, Inc. (a)	26	6,783
Occidental Petroleum Corp.	89	6,126
Old National Bancorp	815	10,041
Omnicom Group Inc.	92	6,748
Oracle Corp.	172	6,245
Oritani Financial Corp.	896	14,981
OSI Systems, Inc. (a)	164	8,990
P. H. Glatfelter Co.	685	10,111
PACCAR Inc.	133	6,526
Parkway Properties, Inc.	891	12,002
PepsiCo, Inc.	69	6,852
Perrigo Co. PLC	45	6,506
PetMed Express, Inc. (a)	729	13,137
Pfizer Inc.	202	6,159
PG&E Corp.	129	7,083
Philip Morris International Inc.	76	6,841
Phillips 66	73	5,851
Pioneer Natural Resources Co.	45	5,578
PNC Financial Services Group, Inc. (The)	69	5,979
Pool Corp.	166	14,027
PPG Industries, Inc.	67	6,373
PPL Corp.	196	6,872
Praxair, Inc.	62	6,200
Precision Castparts Corp.	27	6,344
Priceline Group Inc. (The) (a)	5	5,325
ProAssurance Corp.	348	17,442

	Shares	Value

United States–(continued)

Procter & Gamble Co. (The)	91	$7,434
Progress Software Corp. (a)	493	12,764
Prologis, Inc.	168	6,631
Provident Financial Services, Inc.	688	13,512
Prudential Financial, Inc.	78	5,466
PS Business Parks, Inc.	186	16,104
Public Service Enterprise Group Inc.	155	6,402
Public Storage	31	7,860
QUALCOMM, Inc.	115	5,214
Raytheon Co.	53	6,797
Regeneron Pharmaceuticals, Inc. (a)	12	5,041
Retail Opportunity Investments Corp.	863	15,957
Reynolds American Inc.	150	7,493
RLI Corp.	203	12,038
RMR Group Inc. (The) -Class A (a)	10	209
Sabra Health Care REIT, Inc.	584	10,722
Safety Insurance Group, Inc.	239	13,484
salesforce.com, inc. (a)	80	5,445
Samsonite International S.A.	2,788	7,184
Saul Centers, Inc.	251	12,768
Schlumberger Ltd.	78	5,637
Schweitzer-Mauduit International, Inc.	292	12,264
Selective Insurance Group, Inc.	386	12,086
Sempra Energy	68	6,443
Sherwin-Williams Co. (The)	26	6,647
Simon Property Group, Inc.	34	6,334
Simpson Manufacturing Co., Inc.	368	12,008
South Jersey Industries, Inc.	611	15,189
Southern Co. (The)	143	6,996
Southwest Airlines Co.	134	5,041
Southwest Gas Corp.	260	15,296
Spectra Energy Corp.	280	7,686
St. Jude Medical, Inc.	106	5,603
Starbucks Corp.	115	6,989
State Street Corp.	82	4,570
Sterling Bancorp	778	12,222
Stewart Information Services Corp.	314	11,134
Stryker Corp.	63	6,246
SunTrust Banks, Inc.	158	5,780
Superior Industries International, Inc.	605	11,138
Synchrony Financial (a)	206	5,855
Sysco Corp.	158	6,290
T. Rowe Price Group Inc.	82	5,818
Talmer Bancorp, Inc. -Class A	779	12,511
Target Corp.	84	6,083
Tennant Co.	212	11,471
Tetra Tech, Inc.	444	11,762
Texas Instruments Inc.	112	5,928
Thermo Fisher Scientific, Inc.	48	6,339
Time Warner Cable Inc.	33	6,006
Time Warner Inc.	89	6,269
TJX Cos., Inc. (The)	85	6,055
Tompkins Financial Corp.	209	11,708
Travelers Cos., Inc. (The)	61	6,529
TrustCo Bank Corp NY	1,891	10,401
Twenty-First Century Fox, Inc. -Class A	236	6,365
Twitter, Inc. (a)	264	4,435

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

Tyco International PLC	195	$6,706
U.S. Bancorp	154	6,169
UniFirst Corp.	127	13,373
Union Pacific Corp.	74	5,328
United Bankshares, Inc.	294	9,873
United Community Banks, Inc.	566	10,222
United Parcel Service, Inc. -Class B	64	5,965
United Technologies Corp.	69	6,051
UnitedHealth Group Inc.	54	6,219
Universal Health Realty Income Trust	266	13,521
Urstadt Biddle Properties Inc. -Class A	776	15,753
Valero Energy Corp.	93	6,312
Ventas, Inc.	117	6,472
Verizon Communications Inc.	136	6,796
Vertex Pharmaceuticals Inc. (a)	47	4,265
VF Corp.	103	6,448
Viacom Inc. -Class B	139	6,344
Visa Inc. -Class A	87	6,481
Vornado Realty Trust	74	6,546
Wal-Mart Stores, Inc.	111	7,366
Walgreens Boots Alliance, Inc.	73	5,820
Walt Disney Co. (The)	60	5,749
Waste Management, Inc.	125	6,619
WD-40 Co.	138	14,255
Wells Fargo & Co.	116	5,827
Welltower Inc.	96	5,973
Westamerica Bancorp.	269	11,747
Western Digital Corp.	102	4,894
Weyerhaeuser Co.	229	5,865
Williams Cos., Inc. (The)	210	4,053
Wintrust Financial Corp.	251	10,565
Xcel Energy, Inc.	192	7,338
Yahoo! Inc. (a)	198	5,843
Yum! Brands, Inc.	87	6,296
Zimmer Biomet Holdings, Inc.	62	6,154
Zoetis Inc.	131	5,640
		3,048,525
Total Common Stocks & Other Equity Interests (Cost $11,554,951)		10,573,840

	Shares	Value

Money Market Funds–14.74%

Liquid Assets Portfolio –Institutional Class, 0.38% (g)	978,654	$978,654
Premier Portfolio –Institutional Class, 0.34% (g)	978,653	978,653
Total Money Market Funds (Cost $1,957,307)		1,957,307
TOTAL INVESTMENTS–94.39% (Cost $13,512,258)		12,531,147
OTHER ASSETS LESS LIABILITIES–5.61%		745,339
NET ASSETS–100.00%		$13,276,486

Investment Abbreviations:

ADR	—American Depositary Receipt
CPO	—Certificates of Ordinary Participation
Ctfs.	—Certificates
REIT	—Real Estate Investment Trust
Rts.	—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share and four preferred shares.
(c)	Each unit represents two preferred shares and one common share.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $23,813, which represented less than 1% of the Fund’s Net Assets.
(e)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(f)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Macro Long/Short Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Macro Long/Short Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement

Invesco Macro Long/Short Fund

G.	Swap Agreements – (continued)

of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2016, there were transfers from Level 1 to Level 2 of $1,228,474 and from Level 2 to Level 1 of $185,315, due to foreign fair value adjustments.

Invesco Macro Long/Short Fund

	Level 1	Level 2	Level 3	Total
Australia	$8,398	$739,104	$—	$747,502
Austria	—	13,066	—	13,066
Belgium	—	41,845	—	41,845
Brazil	44,686	—	—	44,686
Chile	88,590	—	—	88,590
China	—	102,240	—	102,240
Colombia	16,663	—	—	16,663
Czech Republic	7,435	8,418	—	15,853
Denmark	—	70,683	—	70,683
Egypt	5,895	—	—	5,895
Finland	—	42,693	—	42,693
France	13,480	314,415	—	327,895
Germany	114,682	127,239	—	241,921
Hong Kong	50,630	343,152	—	393,782
Hungary	—	15,448	—	15,448
India	22,090	—	—	22,090
Indonesia	—	25,460	—	25,460
Ireland	7,831	65,576	—	73,407
Italy	8,178	70,700	—	78,878
Japan	—	1,483,606	—	1,483,606
Luxembourg	—	11,697	—	11,697
Macau	—	14,064	—	14,064
Malaysia	62,131	157,391	—	219,522
Mexico	137,484	—	—	137,484
Netherlands	—	91,635	—	91,635
New Zealand	—	78,125	—	78,125
Norway	—	46,964	—	46,964
Philippines	15,867	75,723	—	91,590
Poland	—	21,821	—	21,821
Portugal	—	7,313	—	7,313
Qatar	8,284	15,331	—	23,615
Singapore	20,973	190,626	—	211,599
South Africa	20,324	126,687	—	147,011
South Korea	—	81,917	—	81,917
Spain	—	116,879	—	116,879
Sweden	—	147,826	—	147,826
Switzerland	6,116	270,094	—	276,210
Taiwan	—	340,566	—	340,566
Thailand	44,645	93,731	—	138,376
Turkey	—	68,406	—	68,406
United Kingdom	100,515	1,299,977	—	1,400,492
United States	5,005,832	—	—	5,005,832
	5,810,729	6,720,418	—	12,531,147
Forward Foreign Currency Contracts*	—	58,573	—	58,573
Futures Contracts*	143,105	—	—	143,105
Swap Agreements*	—	3,729	—	3,729
Total Investments	$5,953,834	$6,782,720	$—	$12,736,554
*	Unrealized appreciation (depreciation).

Invesco Macro Long/Short Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Currency risk:	$107,111	$(48,538)
Forward foreign currency contracts
Equity risk:	317,817	(174,712)
Futures contracts (a)
Swap contracts	3,729	—
Total	$428,657	$(223,250)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss):
Currency risk	$—	$78,465	$—
Equity risk	(141,552)	—	6,234
Change in Net Unrealized Appreciation:
Currency risk	—	91,767	—
Equity risk	222,496	—	6,522
Total	$80,944	$170,232	$12,756

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$ 5,937,335	$10,652,248	$169,931

Invesco Macro Long/Short Fund

Open Forward Foreign Currency Contracts
						Notional	Unrealized Appreciation
Settlement Date		Contract to
	Counterparty	Deliver		Receive		Value	(Depreciation)
02/19/16	Canadian Imperial Bank of Commerce	AUD	1,100,000	USD	778,090	$777,662	$428
02/19/16	Canadian Imperial Bank of Commerce	CHF	220,000	USD	217,185	214,938	2,247
02/19/16	Canadian Imperial Bank of Commerce	EUR	1,090,000	USD	1,165,056	1,181,414	(16,358)
02/19/16	Canadian Imperial Bank of Commerce	GBP	1,080,000	USD	1,643,270	1,538,982	104,288
02/19/16	Canadian Imperial Bank of Commerce	JPY	197,000,000	USD	1,600,265	1,627,813	(27,548)
02/19/16	Canadian Imperial Bank of Commerce	NOK	450,000	USD	51,971	51,823	148
02/19/16	Canadian Imperial Bank of Commerce	NZD	140,000	USD	89,901	90,553	(652)
02/19/16	Canadian Imperial Bank of Commerce	SEK	1,380,000	USD	159,130	160,875	(1,745)
02/19/16	Canadian Imperial Bank of Commerce	SGD	390,000	USD	273,346	273,654	(308)
02/19/16	Canadian Imperial Bank of Commerce	USD	21,521	AUD	30,000	21,209	(312)
02/19/16	Canadian Imperial Bank of Commerce	USD	21,747	EUR	20,000	21,677	(70)
02/19/16	Canadian Imperial Bank of Commerce	USD	57,060	JPY	6,800,000	56,188	(872)
02/19/16	Canadian Imperial Bank of Commerce	USD	13,454	NZD	20,000	12,936	(518)
02/19/16	Canadian Imperial Bank of Commerce	USD	14,189	SGD	20,000	14,034	(155)
Total Forward Foreign Currency Contracts—Currency Risk							$58,573

Currency Abbreviations:

AUD	—	Australian Dollar	JPY	—	Japanese Yen	SEK	—	Swedish Krona

CHF	—	Swiss Franc	NOK	—	Norwegian Krone	SGD	—	Singapore Dollar

EUR	—	Euro	NZD	—	New Zealand Dollar	USD	—	U.S. Dollar

GBP	—	British Pound Sterling

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	15	March-2016	$492,058	$(29,648)
Dow Jones EURO STOXX 50 Index	Short	21	March-2016	(688,881)	47,273
E-Mini S&P 500 Index	Long	6	March-2016	579,030	(27,317)
E-Mini S&P 500 Index	Short	9	March-2016	(868,545)	50,252
FTSE 100 Index	Long	10	March-2016	855,967	1,941
FTSE 100 Index	Short	10	March-2016	(855,967)	(500)
Hang Seng Index	Long	6	February-2016	760,424	24,292
Hang Seng Index	Short	2	February-2016	(253,475)	(9,421)
Mini MSCI Emerging Markets Asia Index	Long	32	March-2016	1,196,480	(35,955)
Mini MSCI Emerging Markets Asia Index	Short	23	March-2016	(859,970)	26,633
MSCI Singapore Index	Short	5	February-2016	(103,503)	(2,315)
Russell 2000 Mini Index	Short	9	March-2016	(928,260)	77,089
SPI 200 Index	Short	6	March-2016	(527,022)	1,243
Tokyo Stock Price Index	Long	6	March-2016	713,171	(69,556)
Tokyo Stock Price Index	Short	7	March-2016	(832,032)	89,094
Total Futures Contracts – Equity Risk					$143,105

(a)	Futures collateralized by $735,000 cash held with Goldman, Sachs International., the futures commission merchant.

Invesco Macro Long/Short Fund

Open Over-The-Counter Total Return Swap Agreements – Equity Risk
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation
Pay a return equal to Swiss Market Index Futures multiplied by the Notional Value	Short	Goldman Sachs International	2	March-2016	$(160,062)	$3,729

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $1,453,801 and $1,410,907, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$635,719
Aggregate unrealized (depreciation) of investment securities	(1,651,091)
Net unrealized appreciation (depreciation) of investment securities	$(1,015,372)
Cost of investments for tax purposes is $13,546,519.

Invesco Macro Long/Short Fund

Invesco MLP Fund
Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	MLP-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

	Units	Value

Master Limited Partnerships–97.07%

Gathering & Processing MLP–10.96%

Antero Midstream Partners L.P.	3,665	$72,787
DCP Midstream Partners, L.P.	974	18,282
EnLink Midstream Partners, L.P.	1,345	16,127
EQT Midstream Partners L.P.	2,961	201,555
Rice Midstream Partners L.P.	6,869	74,116
Western Gas Partners L.P.	2,629	85,942
		468,809

Marine–0.47%

GasLog Partners L.P. (Monaco)	1,417	20,263

Natural Gas Pipelines & Storage–5.95%

Boardwalk Pipeline Partners, L.P.	5,839	63,703
Columbia Pipeline Partners L.P.	4,189	64,092
Spectra Energy Partners, L.P.	1,414	59,261
Tallgrass Energy Partners L.P.	1,948	67,225
		254,281

Pipelines & Midstream Diversified–41.06%

Enbridge Energy Partners, L.P.	4,102	74,902
Energy Transfer Equity, L.P.	3,438	29,842
Energy Transfer Partners, L.P.	13,715	407,884
Enterprise Products Partners L.P.	35,377	845,864
ONEOK Partners, L.P.	3,234	88,418
Plains All American Pipeline, L.P.	8,335	175,952
Williams Partners L.P.	6,032	132,825
		1,755,687

Refined Products Pipelines & Terminals–37.24%

Buckeye Partners, L.P.	3,118	181,592
Genesis Energy, L.P.	3,614	102,710
Magellan Midstream Partners, L.P.	6,764	434,452
MPLX L.P.	6,330	194,774
NGL Energy Partners L.P.	5,016	60,443
Phillips 66 Partners L.P.	348	19,725
Rose Rock Midstream L.P.	1,228	13,483
Sunoco L.P.	1,276	43,397
Sunoco Logistics Partners L.P.	7,989	177,915
Tesoro Logistics L.P.	3,097	137,290
Valero Energy Partners L.P.	2,434	108,021
VTTI Energy Partners L.P. (United Kingdom)	5,309	84,678
Western Refining Logistics, L.P.	1,393	33,697
		1,592,177

Refinery Logistics–1.39%

Shell Midstream Partners, L.P.	1,677	59,634
Total Master Limited Partnerships (Cost $5,554,922)		4,150,851

	Shares	Value

Common Stocks–1.06%

General Partner (C-Corp.)–1.06%

Kinder Morgan Inc. (Cost $42,411)	2,757	$45,353

Money Market Funds–4.35%

Liquid Assets Portfolio –Institutional Class, 0.38% (a)	92,896	92,896
Premier Portfolio –Institutional Class, 0.34% (a)	92,896	92,896
Total Money Market Funds (Cost $185,792)		185,792
TOTAL INVESTMENTS–102.48% (Cost $5,783,125)		4,381,996
OTHER ASSETS LESS LIABILITIES–(2.48)%		(106,079)
NET ASSETS–100.00%		$4,275,917

Notes to Schedule of Investments:

(a)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco MLP Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco MLP Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Master Limited Partnerships - The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

E.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized

Invesco MLP Fund

E.	Return of Capital – (continued)

appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

F.	Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco MLP Fund

As of January 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $1,401,181 and $796,332, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$14,703
Aggregate unrealized (depreciation) of investment securities	(1,805,054)
Net unrealized appreciation (depreciation) of investment securities	$(1,790,351)
Cost of investments for tax purposes is $6,172,347.

Invesco MLP Fund

Invesco Pacific Growth Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	MS-PGRO-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–93.69%

Australia–8.56%

APA Group	317,310	$1,920,539
Sydney Airport	186,216	872,330
Telstra Corp. Ltd.	337,327	1,354,781
Westpac Banking Corp.	110,461	2,438,169
		6,585,819

China–12.85%

Beijing Capital International Airport Co. Ltd. -Class H	1,574,000	1,431,293
Beijing Enterprises Water Group Ltd.	1,220,000	608,524
China Animal Healthcare Ltd. (a)	349,000	116,617
China Mobile Ltd.	140,500	1,532,196
CNOOC Ltd.	862,000	870,594
Guangdong Investment Ltd.	1,202,000	1,539,463
Tencent Holdings Ltd.	200,900	3,795,320
		9,894,007

Hong Kong–3.53%

AIA Group Ltd.	485,400	2,716,197
Henderson Land Development Co. Ltd.	100	543
		2,716,740

India–6.21%

Bajaj Finance Ltd.	16,848	1,478,284
Britannia Industries Ltd.	33,795	1,347,207
Maruti Suzuki India Ltd.	32,224	1,952,797
		4,778,288

Indonesia–1.75%

PT Unilever Indonesia Tbk	502,300	1,346,841

Japan–42.19%

AIDA ENGINEERING, LTD.	137,100	1,256,784
Astellas Pharma Inc.	90,600	1,256,109
Daicel Corp.	78,000	1,145,068
Daikin Industries, Ltd.	19,900	1,344,277
Daiwa House Industry Co., Ltd.	59,300	1,676,025
FUKUSHIMA INDUSTRIES CORP.	67,100	1,463,810
Gulliver International Co., Ltd. (b)	65,300	711,466
Hitachi High-Technologies Corp.	36,900	1,047,902
K’s Holdings Corp. (b)	40,500	1,378,283
Konoike Transport Co., Ltd.	102,500	1,279,243
Maeda Road Construction Co., Ltd.	71,000	1,121,042
Mitsubishi Corp.	54,700	875,774
Mitsubishi UFJ Financial Group, Inc.	83,700	431,349
Nidec Corp.	18,800	1,281,214
Nifco Inc.	28,900	1,401,596
OMRON Corp.	43,200	1,129,646
Otsuka Corp.	33,300	1,656,681
Relo Holdings, Inc.	9,400	1,124,933
Resorttrust, Inc.	45,800	1,153,724
SCSK Corp.	37,300	1,633,949

	Shares	Value

Japan–(continued)

Sekisui Chemical Co., Ltd.	126,800	$1,554,677
Seria Co., Ltd.	14,900	720,840
Seven & i Holdings Co., Ltd.	29,600	1,316,252
Shimamura Co., Ltd.	11,500	1,282,498
Temp Holdings Co. Ltd.	67,500	998,563
Tsubakimoto Chain Co.	179,000	1,279,294
Yamaha Motor Co., Ltd.	47,500	949,442
		32,470,441

Philippines–0.97%

Ayala Corp.	52,350	746,995

Singapore–1.61%

Raffles Medical Group Ltd.	212,800	608,428
SATS Ltd.	231,400	631,858
		1,240,286

South Korea–10.86%

AMOREPACIFIC GROUP (a)	13,299	1,671,492
Green Cross Corp.	6,067	1,093,131
Nongshim Co., Ltd.	5,942	2,313,567
Ottogi Corp. (a)	1,079	1,272,349
Yuhan Corp. (a)	7,188	2,010,083
		8,360,622

Taiwan–2.65%

Taiwan Semiconductor Manufacturing Co. Ltd.	477,143	2,036,625

Thailand–2.51%

Bumrungrad Hospital PCL	313,200	1,929,625
Total Common Stocks & Other Equity Interests (Cost $67,596,124)		72,106,289

Money Market Funds–2.88%

Liquid Assets Portfolio –Institutional Class, 0.38% (c)	1,108,346	1,108,346
Premier Portfolio –Institutional Class, 0.34% (c)	1,108,345	1,108,345
Total Money Market Funds (Cost $2,216,691)		2,216,691
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–96.57% (Cost $69,812,815)		74,322,980

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–2.04%

Liquid Assets Portfolio –Institutional Class, 0.38%(c)(d) (Cost $1,571,750)	1,571,750	$1,571,750
TOTAL INVESTMENTS–98.61% (Cost $71,384,565)		75,894,730
OTHER ASSETS LESS LIABILITIES–1.39%		1,070,732
NET ASSETS–100.00%		$76,965,462

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at January 31, 2016.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Pacific Growth Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

Invesco Pacific Growth Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Pacific Growth Fund

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2016, there were transfers from Level 1 to Level 2 of $6,585,819 and from Level 2 to Level 1 of $3,201,974, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$6,585,819	$—	$6,585,819
China	—	9,777,390	116,617	9,894,007
Hong Kong	—	2,716,740	—	2,716,740
India	—	4,778,288	—	4,778,288
Indonesia	—	1,346,841	—	1,346,841
Japan	—	32,470,441	—	32,470,441
Philippines	—	746,995	—	746,995
Singapore	631,858	608,428	—	1,240,286
South Korea	1,272,349	7,088,273	—	8,360,622
Taiwan	—	2,036,625	—	2,036,625
Thailand	1,929,625	—	—	1,929,625
United States	3,788,441	—	—	3,788,441
Total Investments	$7,622,273	$68,155,840	$116,617	$75,894,730

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $7,629,671 and $7,761,135, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,781,836
Aggregate unrealized (depreciation) of investment securities	(3,403,929)
Net unrealized appreciation of investment securities	$4,377,907
Cost of investments for tax purposes is $71,516,823.

Invesco Pacific Growth Fund

Invesco Premium Income Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	PIN-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2016

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–40.54%

Advertising–0.05%

Lamar Media Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 05/01/2023	$80,000	$80,200

Aerospace & Defense–0.81%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2025(b)	236,000	162,840
7.75%, 03/15/2020(b)	136,000	108,120
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Notes, 5.00%, 11/15/2025(b)	29,000	29,943
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	190,000	180,500
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	130,000	132,275
Orbital ATK Inc., Sr. Unsec. Gtd. Notes, 5.50%, 10/01/2023(b)	135,000	137,362
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/2025(b)	438,000	424,860
		1,175,900

Agricultural & Farm Machinery–0.08%

Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	159,000	116,865

Agricultural Products–0.10%

US Foods, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/30/2019	152,000	152,190

Airlines–0.19%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	270,000	271,350

Alternative Carriers–0.62%

EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	255,000	256,275
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/2022	510,000	527,850
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/2023	60,000	60,000
5.38%, 05/01/2025	60,000	60,000
		904,125

Apparel Retail–0.12%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	202,000	182,053

	Principal Amount	Value

Apparel, Accessories & Luxury Goods–0.04%

William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/2021	$59,000	$61,213

Asset Management & Custody Banks–0.39%

DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Sec. Second Lien Notes, 8.13%, 06/15/2021(b)	160,000	136,000
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	90,000	90,675
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	345,000	348,019
		574,694

Auto Parts & Equipment–0.27%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	224,000	227,360
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	67,000	64,823
5.50%, 12/15/2024	104,000	94,120
		386,303

Automotive Retail–0.05%

CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2023	67,000	67,251

Broadcasting–0.67%

Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	134,000	123,950
Grupo Televisa S.A.B. (Mexico), Sr. Unsec. Global Notes, 4.63%, 01/30/2026	200,000	199,576
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	188,000	194,110
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	180,000	176,400
TEGNA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 10/15/2023	169,000	179,562
Tribune Media Co., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2022(b)	110,000	109,725
		983,323

Building Products–1.49%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	172,000	178,880
BMC Stock Holdings, Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 09/15/2018(b)	400,000	417,000

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Building Products–(continued)

Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	$425,000	$446,250
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	98,000	92,365
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	246,000	243,540
6.00%, 10/15/2025(b)	109,000	111,861
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	310,000	311,550
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021(b)	45,000	34,200
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/2023(b)	30,000	31,275
Norbord Inc. (Canada), Sr. Sec. First Lien Notes, 5.38%, 12/01/2020(b)	103,000	103,773
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	205,000	198,850
		2,169,544

Cable & Satellite–1.97%

Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	350,000	325,062
REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 05/15/2022(b)	200,000	187,500
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 09/30/2022	50,000	50,750
Sr. Unsec. Gtd. Notes, 5.13%, 05/01/2023(b)	364,000	364,000
5.38%, 05/01/2025(b)	215,000	213,925
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	75,000	74,438
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	537,000	480,615
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	220,000	176,000
Neptune Finco Corp., Sr. Sec. First Lien Notes, 6.63%, 10/15/2025(b)	200,000	207,250
Numericable-SFR SA (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	400,000	396,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.00%, 01/15/2025(b)	200,000	200,250
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	200,000	186,875
		2,863,165

Casinos & Gaming–0.49%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	358,000	365,160

	Principal Amount	Value

Casinos & Gaming–(continued)

Churchill Downs Inc., Sr. Unsec. Gtd. Notes, 5.38%, 12/15/2021(b)	$82,000	$83,025
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	45,000	46,575
Sr. Unsec. Gtd. Notes, 6.00%, 03/15/2023	115,000	115,000
7.75%, 03/15/2022	53,000	56,578
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/2021(b)	43,000	42,301
		708,639

Commercial Printing–0.25%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	364,000	363,090

Communications Equipment–0.11%

Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	142,000	153,360

Computer & Electronics Retail–0.11%

Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/2021	220,000	158,950

Construction & Engineering–0.38%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	359,000	364,856
Odebrecht Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/2029(b)	400,000	182,000
		546,856

Construction Machinery & Heavy Trucks–0.89%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	392,000	395,920
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	230,000	192,050
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	13,000	10,498
6.75%, 06/15/2021	160,000	139,200
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	149,000	93,497
Sr. Unsec. Sub. Conv. Bonds, 4.75%, 04/15/2019	95,000	40,019
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2022	239,000	241,987
5.38%, 03/01/2025	180,000	179,100
		1,292,271

Construction Materials–0.14%

CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/2021(b)	31,000	29,993

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Construction Materials–(continued)

Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 01/31/2013-07/28/2014; Cost $219,950)(b)	$217,000	$176,855
		206,848

Consumer Finance–0.28%

Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	286,000	290,648
Unsec. Sub. Global Notes, 5.75%, 11/20/2025	44,000	44,110
Credit Acceptance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 03/15/2023(b)	78,000	76,050
		410,808

Distillers & Vintners–0.04%

Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/2024	55,000	57,475

Diversified Banks–1.39%

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Notes, 5.95%, 01/30/2024(b)	300,000	305,137
BBVA Bancomer S.A. (Mexico), Unsec. Sub. Notes, 6.75%, 09/30/2022(b)	150,000	161,726
Global Bank Corp. (Panama), Sr. Unsec. Notes, 5.13%, 10/30/2019(b)	200,000	198,800
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 6.13%, 12/15/2022	145,000	157,238
Woori Bank (South Korea), REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.00%, 06/10/2045(b)	1,200,000	1,207,476
		2,030,377

Diversified Chemicals–0.62%

Chemours Co. (The), Sr. Unsec. Notes, 6.63%, 05/15/2023(b)	105,000	65,362
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	476,000	432,565
REGS, Sr. Unsec. Euro Notes, 4.50%, 10/22/2025(b)	450,000	407,052
		904,979

Diversified Metals & Mining–0.38%

Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(b)	74,000	67,895
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/2020	49,000	30,625
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	101,000	82,062

	Principal Amount	Value

Diversified Metals & Mining–(continued)

MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Russia), Sr. Unsec. Notes, 6.63%, 10/14/2022(b)	$369,000	$376,380
		556,962

Electric Utilities–0.62%

Hrvatska elektroprivreda d.d. (Croatia), Sr. Unsec. Notes, 5.88%, 10/23/2022(b)	385,000	393,181
Majapahit Holding B.V. (Indonesia), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/2020(b)	100,000	112,204
PT Perusahaan Listrik Negara (Indonesia), REGS, Sr. Unsec. Euro Notes, 5.50%, 11/22/2021(b)	200,000	203,750
Star Energy Geothermal Wayang Windu Ltd. (Indonesia), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.13%, 03/27/2020(b)	200,000	194,000
		903,135

Electrical Components & Equipment–0.32%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	329,000	326,121
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	99,000	96,030
5.00%, 10/01/2025(b)	44,000	42,240
		464,391

Environmental & Facilities Services–0.19%

ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	298,000	277,140

Fertilizers & Agricultural Chemicals–0.41%

Israel Chemicals Ltd. (Israel), Sr. Unsec. Euro Bonds, 4.50%, 12/02/2024(b)	600,000	590,219

Gas Utilities–0.26%

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/2021	44,000	43,010
Transportadora de Gas Internacional S.A. E.S.P. (Colombia), REGS, Sr. Unsec. Euro Notes, 5.70%, 03/20/2022(b)	350,000	341,250
		384,260

General Merchandise Stores–0.11%

Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(b)	152,000	161,120

Health Care Facilities–1.80%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	326,000	304,810
Amsurg Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 07/15/2022	290,000	291,450

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Health Care Facilities–(continued)

Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	$262,470	$238,848
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	199,000	213,863
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	340,000	349,775
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/2022	141,000	157,567
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	120,000	121,950
5.88%, 02/15/2026	80,000	81,800
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	88,000	85,580
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	310,000	301,475
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/2020	25,000	24,250
6.75%, 06/15/2023	69,000	64,515
8.13%, 04/01/2022	378,000	381,780
		2,617,663

Health Care Services–0.30%

MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	191,000	195,775
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(b)	235,000	237,056
		432,831

Home Improvement Retail–0.31%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(b)	525,000	447,562

Homebuilding–1.18%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	408,000	347,310
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/2019	60,000	59,475
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	394,000	317,170
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	281,000	284,512
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	61,000	49,334
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2019(b)	109,000	70,441
8.00%, 11/01/2019(b)	375,000	225,469
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/2021	118,000	111,363
7.50%, 09/15/2022	23,000	21,735

	Principal Amount	Value

Homebuilding–(continued)

Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	$85,000	$83,406
7.15%, 04/15/2020	65,000	67,925
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	80,000	75,000
		1,713,140

Household Products–0.43%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	400,000	372,500
Sr. Unsec. Gtd. Global Notes, 9.88%, 08/15/2019	100,000	97,875
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	164,000	163,590
		633,965

Independent Power Producers & Energy Traders–0.32%

AES Gener S.A. (Chile), Sr. Unsec. Notes, 5.00%, 07/14/2025(b)	400,000	382,500
Calpine Corp., Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(b)	15,000	15,375
Sr. Unsec. Global Notes, 5.50%, 02/01/2024	74,000	65,305
		463,180

Industrial Machinery–0.16%

Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	159,000	129,585
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	103,000	102,356
		231,941

Industrial REIT’s–0.19%

PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	298,000	274,812

Integrated Oil & Gas–1.68%

Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.38%, 05/20/2023	300,000	198,000
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.50%, 06/02/2041	159,000	135,884
Sr. Unsec. Gtd. Notes, 4.50%, 01/23/2026(b)	160,000	138,061
6.88%, 08/04/2026(b)	800,000	811,230
PTT PCL (Thailand), REGS, Sr. Unsec. Euro Notes, 3.38%, 10/25/2022(b)	500,000	504,229
4.50%, 10/25/2042(b)	500,000	469,978

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Integrated Oil & Gas–(continued)

YPF S.A. (Argentina), REGS, Sr. Unsec. Euro Notes, 8.75%, 04/04/2024(b)	$200,000	$192,540
		2,449,922

Integrated Telecommunication Services–0.79%

Frontier Communications Corp., Sr. Unsec. Notes, 8.88%, 09/15/2020(b)	88,000	88,660
11.00%, 09/15/2025(b)	68,000	65,790
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	85,000	84,363
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	80,000	80,200
6.84%, 04/28/2023	223,000	229,690
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	349,000	351,617
6.63%, 04/01/2023	60,000	61,650
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	200,000	196,500
		1,158,470

Internet Software & Services–0.69%

Tencent Holdings Ltd. (China), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.80%, 02/11/2025(b)	1,000,000	1,003,140

Leisure Products–0.28%

Party City Holdings Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/2023(b)	44,000	42,900
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	350,000	358,750
		401,650

Life Sciences Tools & Services–0.03%

Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	38,000	38,665

Marine–0.25%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013-07/16/2015; Cost $453,005)(b)	455,000	364,000

Marine Ports & Services–0.23%

PT Pelabuhan Indonesia II (Indonesia), Sr. Unsec. Notes, 4.25%, 05/05/2025(b)	380,000	335,825

Metal & Glass Containers–0.44%

Ball Corp., Sr. Unsec. Gtd. Global Notes, 4.38%, 12/15/2020	122,000	126,880
Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	137,000	136,829
6.00%, 10/15/2022(b)	142,000	145,727
Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(b)	73,000	68,438
Coveris Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.88%, 11/01/2019(b)	200,000	158,000
		635,874

	Principal Amount	Value

Movies & Entertainment–0.24%

AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$37,000	$37,648
5.88%, 02/15/2022	55,000	56,650
Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	270,000	261,900
		356,198

Oil & Gas Equipment & Services–0.03%

Odebrecht Oil & Gas Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.00%(b)(c)	250,000	47,500

Oil & Gas Exploration & Production–1.35%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/2020	222,000	194,250
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/2020	193,000	35,705
Chesapeake Energy Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	249,000	107,693
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	37,000	32,258
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	241,000	218,707
5.50%, 04/01/2023	36,000	32,490
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	50,000	17,625
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	249,000	249,622
Gazprom OAO Via Gaz Capital S.A. (Russia), REGS, Sr. Unsec. Medium-Term Euro Notes, 8.63%, 04/28/2034(b)	200,000	224,250
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	146,000	121,910
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	181,296
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	156,000	105,300
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	92,000	72,220
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	275,000	246,125
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2019	37,000	24,420
5.75%, 03/15/2021	165,000	105,600
		1,969,471

Oil & Gas Refining & Marketing–0.18%

Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	270,000	267,966

Oil & Gas Storage & Transportation–0.44%

Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 05/15/2023	27,000	20,790
GNL Quintero S.A. (Chile), Sr. Unsec. Notes, 4.63%, 07/31/2029(b)	200,000	189,565

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	$132,000	$114,840
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	60,000	37,950
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/2019	104,000	61,620
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/2020	223,000	207,390
Sr. Unsec. Gtd. Notes, 6.25%, 10/15/2022(b)	14,000	12,670
		644,825

Other Diversified Financial Services–0.59%

Power Sector Assets & Liabilities Management Corp. (Philippines), Sr. Unsec. Gtd. Bonds, 7.39%, 12/02/2024(b)	300,000	390,750
REGS, Sr. Unsec. Gtd. Euro Bond, 7.39%, 12/02/2024(b)	200,000	259,531
Sistema JSFC via Sistema International Funding S.A. (Russia), REGS, Sr. Unsec. Euro Loan Participation Notes, 6.95%, 05/17/2019(b)	200,000	201,746
		852,027

Packaged Foods & Meats–1.04%

FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(b)	250,000	258,750
JBS Investments GmbH (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/2024(b)	200,000	163,440
MHP S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 04/02/2020(b)	1,100,000	948,750
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Notes, 5.88%, 01/15/2024(b)	61,000	63,364
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	74,000	78,255
		1,512,559

Paper Packaging–0.12%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/2021	6,000	6,105
4.88%, 11/15/2022	163,000	163,815
		169,920

Paper Products–0.17%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	156,000	148,980
Mercer International Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/2019	108,000	103,140
		252,120

	Principal Amount	Value

Personal Products–0.32%

Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/2017(d)	$478,000	$470,830

Pharmaceuticals–0.72%

Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(b)	198,000	173,745
REGS, Sr. Unsec. Gtd. Euro Notes, 7.00%, 04/15/2023(b)	120,000	105,000
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	130,000	117,000
5.63%, 12/01/2021(b)	140,000	130,200
5.88%, 05/15/2023(b)	42,000	37,905
6.13%, 04/15/2025(b)	452,000	408,495
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	90,000	81,112
		1,053,457

Railroads–0.26%

Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	400,000	382,000

Real Estate Development–0.49%

CIFI Holdings (Group) Co. Ltd. (China), Sr. Unsec. Gtd. Euro Notes, 8.88%, 01/27/2019	210,000	217,829
Country Garden Holdings Co. Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 7.50%,01/10/2023(b)	230,000	235,828
Shimao Property Holdings Ltd. (Hong Kong), Sr. Unsec. Gtd. Bonds, 8.38%, 02/10/2022	250,000	265,490
		719,147

Regional Banks–0.50%

Banco Internacional del Perú S.A.A. - Interbank (Peru), Unsec. Sub. Notes, 6.63%, 03/19/2029(b)	300,000	294,750
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	259,000	262,885
5.00%, 08/01/2023	175,000	177,844
		735,479

Restaurants–0.38%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	306,000	318,622
REGS, Sec. Gtd. Second Lien Euro Notes, 6.00%, 04/01/2022(b)	120,000	125,550

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Restaurants–(continued)

Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	$106,000	$112,095
		556,267

Security & Alarm Services–0.05%

ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/2021	75,000	78,188

Semiconductor Equipment–0.06%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/2022	93,000	88,583

Semiconductors–0.08%

Freescale Semiconductor Inc., Sr. Sec. Gtd. First Lien Notes, 6.00%, 01/15/2022(b)	105,000	110,447

Sovereign Debt–5.05%

Argentina Bonar Bonds (Argentina), Series X, Sr. Unsec. Bonds, 7.00%, 04/17/2017	920,000	948,060
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Notes, 9.04%, 01/23/2018(b)	136,997	144,874
Unsec. Notes, 6.88%, 01/29/2026(b)	100,000	101,500
El Salvador Government International Bond (El Salvador), Unsec. Notes, 6.38%, 01/18/2027(b)	172,000	137,600
Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/2019(b)(e)	359,000	461,494
Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/2024(b)	400,000	407,000
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	810,000	894,204
Indonesia Government International Bond (Indonesia), Sr. Unsec. Notes, 5.95%, 01/08/2046(b)	200,000	207,487
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec. Notes, 6.38%, 03/03/2028(b)	382,000	338,158
Magyar Export-Import Bank Zrt. (Hungary), Sr. Unsec. Gtd. Bonds, 4.00%, 01/30/2020(b)	200,000	201,300
REGS, Sr. Unsec. Gtd. Euro Notes, 4.00%, 01/30/2020(b)	200,000	200,910
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.60%, 01/30/2025	300,000	292,125
4.60%, 01/23/2046	200,000	178,250
Pakistan Government International Bond (Pakistan), Sr. Unsec. Bonds, 6.75%, 12/03/2019(b)	238,000	239,553
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.75%, 03/16/2025	200,000	197,500
4.00%, 09/22/2024	530,000	535,300
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/2033	212,000	295,210

	Principal Amount	Value

Sovereign Debt–(continued)

Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.00%, 03/17/2023	$106,000	$104,585
4.00%, 01/22/2024	400,000	419,260
5.00%, 03/23/2022	146,000	161,531
Romanian Government International Bond (Romania), Sr. Unsec. Notes, 4.88%, 01/22/2024(b)	106,000	115,157
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	400,000	407,980
Ukraine Government International Bond (Ukraine), Unsec. Notes, 7.75%, 09/01/2019(b)	250,000	236,750
Ukreximbank (Biz Finance PLC) (Ukraine), REGS, Sr. Unsec. Euro Bonds, 9.63%, 04/27/2022(b)	150,000	132,300
		7,358,088

Specialized Consumer Services–0.17%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	254,000	253,365

Specialized Finance–0.86%

Aircastle Ltd., Sr. Unsec. Notes, 5.50%, 02/15/2022	460,000	460,000
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/2022	138,000	144,555
Sr. Unsec. Notes, 8.25%, 12/15/2020	324,000	370,980
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	265,000	273,612
		1,249,147

Specialized REIT’s–0.85%

Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/2023	440,000	466,262
Sr. Unsec. Notes, 4.88%, 04/15/2022	36,000	37,744
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	321,000	325,815
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	172,000	179,740
5.38%, 04/01/2023	135,000	139,725
5.88%, 01/15/2026	88,000	91,520
		1,240,806

Specialty Chemicals–0.16%

Ashland Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	80,000	76,300
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	159,000	157,410
		233,710

Steel–0.18%

FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	35,000	19,950
8.25%, 11/01/2019(b)	202,000	164,630

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Steel–(continued)

Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2024	$81,000	$73,508
		258,088

Trading Companies & Distributors–0.51%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.63%, 10/30/2020	150,000	148,875
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	400,000	402,000
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	200,000	193,500
		744,375

Trucking–0.17%

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	55,000	55,069
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	190,000	186,200
		241,269

Wireless Telecommunication Services–2.65%

Bharti Airtel Ltd. (India), Sr. Unsec. Notes, 4.38%, 06/10/2025(b)	466,000	449,107
REGS, Sr. Unsec. Euro Notes, 4.38%, 06/10/2025(b)	540,000	526,824
Comcel Trust via Comunicaciones Celulares S.A. (Guatemala), REGS, Sr. Unsec. Gtd. Euro Bonds, 6.88%, 02/06/2024(b)	267,000	214,935
Digicel Ltd. (Jamaica), Sr. Unsec. Gtd. Notes, 6.75%, 03/01/2023(b)	400,000	345,500
Sr. Unsec. Notes, 6.00%, 04/15/2021(b)	400,000	346,000
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	315,000	315,000
Turkcell Iletisim Hizmetleri A.S. (Turkey), Unsec. Notes, 5.75%, 10/15/2025(b)	750,000	718,275
VimpelCom Holdings B.V. (Russia), REGS, Sr. Unsec. Gtd. Euro Notes, 5.95%, 02/13/2023(b)	400,000	374,000
7.50%, 03/01/2022(b)	280,000	284,900
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)	300,000	285,375
		3,859,916
Total U.S. Dollar Denominated Bonds and Notes (Cost $61,595,144)		59,067,444

	Shares	Value

Preferred Stocks–20.13%

Asset Management & Custody Banks–0.57%

Affiliated Managers Group Inc., 6.38%, Sr. Unsec. Pfd.	3,100	$80,290
Apollo Investment Corp., 6.88%, Sr. Unsec. Pfd.	2,700	68,715
Bank of New York Mellon Corp. (The), 5.20%, Pfd.	4,600	118,634
Northern Trust Corp., Series C, 5.85%, Pfd.	4,400	117,216
State Street Corp., 6.00%, Pfd.	9,000	236,970
State Street Corp., Series C, 5.25%, Pfd.	4,500	116,010
State Street Corp., Series D, 5.90%, Pfd.	3,600	96,840
		834,675

Cable & Satellite–0.05%

Comcast Corp., 5.00%, Sr. Unsec. Gtd. Pfd.	2,600	67,262

Consumer Finance–0.48%

Capital One Financial Corp., Series B, 6.00%, Pfd.	7,200	186,624
Capital One Financial Corp., Series C, 6.25%, Pfd.	4,000	105,040
Capital One Financial Corp., Series D, 6.70%, Pfd.	3,900	106,158
Capital One Financial Corp., Series F, 6.20%, Pfd.	3,600	93,996
Discover Financial Services, Series B, 6.50%, Pfd.	4,800	124,560
Navient Corp., 6.00%, Sr. Unsec. Pfd.	5,600	88,032
		704,410

Diversified Banks–7.59%

Bank of America Corp., Series 3, 6.38%, Pfd.	5,000	127,800
Bank of America Corp., Series D, 6.20%, Pfd.	2,400	62,232
Bank of America Corp., Series I, 6.63%, Pfd.	20,351	539,301
Bank of America Corp., Series W, 6.63%, Pfd.	37,800	1,000,566
Bank of America Corp., Series Y, 6.50%, Pfd.	18,800	489,740
Barclays Bank PLC (United Kingdom), Series 4, 7.75%, Jr. Unsec. Sub. Pfd.	21,900	574,656
Barclays Bank PLC (United Kingdom), Series 5, 8.13%, Jr. Unsec. Sub. Gtd. Pfd.	23,400	615,888
Citigroup Inc., Series J, 7.13%, Pfd.	10,000	272,700
Citigroup Inc., Series K, 6.88%, Pfd.	14,000	384,580
Citigroup Inc., Series L, 6.88%, Pfd.	4,000	107,680
Countrywide Capital V, 7.00%, Jr. Unsec. Gtd. Sub. Pfd.	800	20,320
HSBC Holdings PLC (United Kingdom), Series 2, 8.00%, Jr. Unsec. Sub. Pfd.	62,200	1,620,932
JPMorgan Chase & Co., Series AA, 6.10%, Pfd.	13,400	343,710
JPMorgan Chase & Co., Series BB, 6.15%, Pfd.	15,500	397,420
JPMorgan Chase & Co., Series O, 5.50%, Pfd.	5,000	126,050
JPMorgan Chase & Co., Series P, 5.45%, Pfd.	7,200	181,584

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Diversified Banks–(continued)

JPMorgan Chase & Co., Series T, 6.70%, Pfd.	1,800	$49,230
JPMorgan Chase & Co., Series W, 6.30%, Pfd.	2,500	65,225
JPMorgan Chase & Co., Series Y, 6.13%, Pfd.	16,700	432,196
RBS Capital Funding Trust VII (Netherlands), Series G, 6.08%, Jr. Unsec. Gtd. Sub. Pfd.	13,602	338,690
Royal Bank of Canada (Canada), Series C-1, 5.50%, Pfd.	2,500	65,875
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series L, 5.75%, Jr. Unsec. Sub. Pfd.	13,601	336,897
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series R, 6.13%, Jr. Unsec. Sub. Pfd.	9,900	247,599
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Jr. Unsec. Sub. Pfd.	11,700	295,776
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25%, Jr. Unsec. Sub. Pfd.	2,900	74,240
Santander Finance Preferred SAU (Spain), 6.50%, Jr. Unsec. Gtd. Sub. Pfd.	1,700	43,911
US Bancorp, Series F, 6.50%, Pfd.	19,700	562,041
Wells Fargo & Co., 5.20%, Pfd.	14,400	365,904
Wells Fargo & Co., 5.85%, Pfd.	8,000	206,800
Wells Fargo & Co., 6.63%, Pfd.	6,400	183,296
Wells Fargo & Co., Series J, 8.00%, Pfd.	4,500	126,000
Wells Fargo & Co., Series O, 5.13%, Pfd.	12,800	324,096
Wells Fargo & Co., Series P, 5.25%, Pfd.	6,100	155,001
Wells Fargo & Co., Series T, 6.00%, Pfd.	12,400	325,872
		11,063,808

Diversified Capital Markets–0.72%

Deutsche Bank Contingent Capital Trust III (Germany), 7.60%, Jr. Unsec. Gtd. Sub. Pfd.	14,200	364,514
Deutsche Bank Contingent Capital Trust V (Germany), 8.05%, Jr. Unsec. Gtd. Sub. Pfd.	18,400	483,920
KKR Financial Holdings LLC, 8.38%, Sr. Unsec. Pfd.	4,200	113,694
KKR Financial Holdings LLC, Series A, 7.38%, Pfd.	3,000	79,260
		1,041,388

Diversified REIT’s–0.12%

PS Business Parks, Inc., Series S, 6.45%, Pfd.	7,000	180,950

Electric Utilities–1.10%

BGE Capital Trust II, 6.20%, Jr. Unsec. Gtd. Sub. Pfd.	2,300	60,766
Duke Energy Corp., 5.13%, Jr. Unsec. Sub. Pfd.	5,500	141,460
Entergy Louisiana LLC, 5.25%, Sr. Sec. First Mortgage Pfd.	3,300	85,239

	Shares	Value

Electric Utilities–(continued)

Entergy Mississippi Inc., 6.00%, Sr. Sec. First Mortgage Pfd.	5,500	$143,880
Entergy Texas Inc., 5.63%, Sr. Sec. First Mortgage Pfd.	4,000	107,880
Interstate Power & Light Co., Series D, 5.10%, Pfd.	1,800	46,350
NextEra Energy Capital Holdings Inc., 5.00%, Jr. Unsec. Gtd. Sub. Pfd.	4,800	118,896
NextEra Energy Capital Holdings Inc., Series G, 5.70%, Jr. Unsec. Gtd. Sub. Pfd.	3,200	82,144
NextEra Energy Capital Holdings Inc., Series H, 5.63%, Jr. Unsec. Gtd. Sub. Pfd.	6,400	165,184
Pacific Gas & Electric Co., Series A, 6.00%, Pfd.	1,000	30,380
PPL Capital Funding, Inc., Series B, 5.90%, Jr. Unsec. Gtd. Sub. Pfd.	3,800	98,648
SCE Trust I, 5.63%, Jr. Unsec. Sub. Pfd.	8,400	218,148
SCE Trust IV, Series J, 5.38%, Jr. Unsec. Sub. Pfd.	2,900	77,604
Southern Co. (The), 6.25%, Jr. Unsec. Sub. Pfd.	8,700	230,463
		1,607,042

Health Care REIT’s–0.14%

Senior Housing Properties Trust, 5.63%, Sr. Unsec. Pfd.	3,200	79,776
Ventas Realty L.P. / Ventas Capital Corp., 5.45%, Sr. Unsec. Gtd. Pfd.	2,300	60,996
Welltower Inc., Series J, 6.50%, Pfd.	2,600	68,328
		209,100

Hotel and Resort REIT’s–0.05%

Hospitality Properties Trust, Series D, 7.13%, Pfd.	2,600	67,496

Industrial Conglomerates–0.32%

General Electric Capital Corp., 4.70%, Sr. Unsec. Pfd.	6,600	171,798
General Electric Capital Corp., 4.88%, Sr. Unsec. Pfd.	4,800	125,184
General Electric Capital Corp., 4.88%, Sr. Unsec. Pfd.	6,700	174,066
		471,048

Industrial Machinery–0.11%

Stanley Black & Decker Inc., 5.75%, Jr. Unsec. Sub. Pfd.	6,000	154,200

Integrated Telecommunication Services–0.60%

Qwest Corp., 6.13%, Sr. Unsec. Pfd.	7,800	193,050
Qwest Corp., 6.88%, Sr. Unsec. Pfd.	4,900	126,273
Qwest Corp., 7.00%, Sr. Unsec. Pfd.	3,200	82,944
Qwest Corp., 7.00%, Sr. Unsec. Pfd.	5,000	129,950
Qwest Corp., 7.38%, Sr. Unsec. Pfd.	5,600	143,528
Qwest Corp., 7.50%, Sr. Unsec. Pfd.	3,300	85,437
Verizon Communications Inc., 5.90%, Sr. Unsec. Pfd.	4,000	106,080
		867,262

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Investment Banking & Brokerage–1.71%

BGC Partners Inc., 8.13%, Sr. Unsec. Pfd.	1,000	$26,180
Charles Schwab Corp. (The), Series B, 6.00%, Pfd.	3,900	103,233
Charles Schwab Corp. (The), Series C, 6.00%, Pfd.	4,800	125,616
Goldman Sachs Group, Inc. (The), 6.50%, Sr. Unsec. Pfd.	500	13,025
Goldman Sachs Group, Inc. (The), Series I, 5.95%, Pfd.	6,700	173,061
Goldman Sachs Group, Inc. (The), Series J, 5.50%, Pfd.	10,900	272,173
Goldman Sachs Group, Inc. (The), Series K, 6.38%, Pfd.	12,400	337,156
Morgan Stanley, Series E, 7.13%, Pfd.	6,300	179,109
Morgan Stanley, Series F, 6.88%, Pfd.	11,700	328,068
Morgan Stanley, Series G, 6.63%, Pfd.	7,000	187,530
Morgan Stanley, Series I, 6.38%, Pfd.	22,600	587,374
Raymond James Financial Inc., 6.90%, Sr. Unsec. Pfd.	4,200	113,190
Stifel Financial Corp., 5.38%, Sr. Unsec. Pfd.	1,900	48,431
		2,494,146

Life & Health Insurance–0.74%

Aegon N.V. (Netherlands), 6.38%, Jr. Unsec. Sub. Pfd.	2,900	74,211
Aegon N.V. (Netherlands), 8.00%, Unsec. Sub. Pfd.	12,100	326,700
Aflac Inc., 5.50%, Jr. Unsec. Sub. Pfd.	5,500	141,185
Protective Life Corp., 6.25%, Unsec. Sub. Pfd.	4,300	114,079
Prudential Financial Inc., 5.70%, Jr. Unsec. Sub. Pfd.	5,400	140,832
Prudential Financial Inc., 5.75%, Jr. Unsec. Sub. Pfd.	5,000	130,400
Prudential PLC (United Kingdom), 6.75%, Jr. Unsec. Sub. Pfd.	4,600	120,428
Torchmark Corp., 5.88%, Jr. Unsec. Sub. Pfd.	1,100	28,688
		1,076,523

Mortgage REIT’s–0.08%

Wells Fargo Real Estate Investment Corp., Series A, 6.38%, Pfd.	4,600	122,268

Multi-Line Insurance–0.24%

American Financial Group Inc., 6.38%, Sr. Unsec. Pfd.	4,100	108,035
Aviva PLC (United Kingdom), 8.25%, Unsec. Sub. Pfd.	3,200	85,408
Hartford Financial Services Group Inc. (The), 7.88%, Jr. Unsec. Sub. Pfd.	4,200	128,940
Kemper Corp., 7.38%, Unsec. Sub. Pfd.	1,200	32,316
		354,699

Multi-Utilities–0.18%

DTE Energy Co., 6.50%, Jr. Unsec. Sub. Pfd.	5,300	138,648
Integrys Holding, Inc., 6.00%, Jr. Unsec. Sub. Pfd.	4,800	125,250
		263,898

	Shares	Value

Office REIT’s–0.35%

Alexandria Real Estate Equities Inc., Series E, 6.45%, Pfd.	1,200	$31,104
Boston Properties, Inc., 5.25%, Pfd.	1,800	46,350
Equity Commonwealth, 5.75%, Sr. Unsec. Pfd.	3,600	89,280
Kilroy Realty Corp., Series G, 6.88%, Pfd.	900	23,256
Kilroy Realty Corp., Series H, 6.38%, Pfd.	900	22,797
SL Green Realty Corp., Series I, 6.50%, Pfd.	2,100	54,285
Vornado Realty Trust, Series J, 6.88%, Pfd.	9,300	237,801
		504,873

Office Services & Supplies–0.08%

Pitney Bowes Inc., 6.70%, Sr. Unsec. Pfd.	4,400	119,724

Oil & Gas Refining & Marketing–0.07%

NuStar Logistics L.P., 7.63%, Jr. Unsec. Gtd. Sub. Pfd.	4,800	97,296

Oil & Gas Storage & Transportation–0.01%

Targa Resources Partners LP,Series A, 9.00%, Pfd.	1,000	19,750

Other Diversified Financial Services–0.58%

ING Groep NV (Netherlands), 6.38%, Jr. Unsec. Sub. Pfd.	32,600	843,688

Property & Casualty Insurance–0.84%

Allstate Corp. (The), 5.10%, Unsec. Sub. Pfd.	4,300	108,833
Allstate Corp. (The), 5.63%, Pfd.	2,800	72,296
Allstate Corp. (The), Series C, 6.75%, Pfd.	3,000	83,760
Allstate Corp. (The), Series E, 6.63%, Pfd.	7,500	206,025
Allstate Corp. (The), Series F, 6.25%, Pfd.	3,600	96,048
Arch Capital Group Ltd., Series C, 6.75%, Pfd.	3,900	101,400
Argo Group U.S. Inc., 6.50%, Sr. Unsec. Gtd. Pfd.	1,300	33,111
Aspen Insurance Holdings Ltd. (Bermuda), 5.95%, Pfd.	2,300	59,501
Aspen Insurance Holdings Ltd. (Bermuda), 7.25%, Pfd.	2,900	76,386
Assured Guaranty Municipal Holdings Inc., 6.25%, Sr. Unsec. Gtd. Pfd.	3,400	87,278
Axis Capital Holdings Ltd., Series C, 6.88%, Pfd.	5,000	130,850
Hanover Insurance Group, Inc. (The), 6.35%, Jr. Unsec. Sub. Pfd.	1,600	40,592
Selective Insurance Group, Inc., 5.88%, Sr. Unsec. Pfd.	1,600	41,376
W. R. Berkley Corp., 5.63%, Jr. Unsec. Sub. Pfd.	3,200	80,800
		1,218,256

Regional Banks–1.51%

BB&T Corp., 5.85%, Pfd.	5,600	146,720
BB&T Corp., Series E, 5.63%, Pfd.	13,600	351,152
Commerce Bancshares Inc., Series B, 6.00%, Pfd.	1,600	42,928
Cullen/Frost Bankers, Inc., 5.38%, Pfd.	1,400	34,930
Fifth Third Bancorp, Series I, 6.63%, Pfd.	4,100	115,005
First Horizon National Corp., Series A, 6.20%, Pfd.	900	23,202
First Niagara Financial Group Inc., Series B, 8.63%, Pfd.	4,200	114,240

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Regional Banks–(continued)

First Republic Bank, 5.50%, Pfd.	3,000	$75,960
First Republic Bank, 7.00%, Pfd.	1,800	50,094
First Republic Bank, Series A, 6.70%, Pfd.	2,100	54,915
First Republic Bank, Series B, 6.20%, Pfd.	2,200	57,376
First Republic Bank, Series F, 5.70%, Pfd.	2,300	60,467
FirstMerit Corp., Series A, 5.88%, Pfd.	900	22,689
FNB Corp., 7.25%, Pfd.	1,000	29,000
Hancock Holding Co., 5.95%, Unsec. Sub. Pfd.	1,800	44,838
PNC Financial Services Group, Inc. (The), Series P, 6.13%, Pfd.	14,600	407,048
Regions Financial Corp., Series A, 6.38%, Pfd.	5,500	143,440
Regions Financial Corp., Series B, 6.38%, Pfd.	4,000	105,760
SunTrust Banks Inc., Series E, 5.88%, Pfd.	3,800	98,306
TCF Financial Corp., 7.50%, Pfd.	1,200	32,640
TCF Financial Corp., Series B, 6.45%, Pfd.	1,200	30,288
Texas Capital Bancshares, Inc., Series A, 6.50%, Pfd.	2,400	58,248
Webster Financial Corp., Series E, 6.40%, Pfd.	1,100	28,424
Zions Bancorp., Series F, 7.90%, Pfd.	2,872	77,343
		2,205,013

Reinsurance–0.38%

Endurance Specialty Holdings Ltd., Series B, 7.50%, Pfd.	2,100	53,928
Maiden Holdings Ltd., Series A, 8.25%, Pfd.	3,300	86,889
Maiden Holdings, Ltd.,Series C, 7.13%, Pfd.	1,900	46,474
PartnerRe Ltd. (Bermuda), Series E, 7.25%, Pfd.	6,600	194,106
Reinsurance Group of America, Inc., 6.20%, Unsec. Sub. Pfd.	3,300	94,380
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38%, Pfd.	3,200	80,320
		556,097

Retail REIT’s–0.40%

DDR Corp., Class J, 6.50%, Pfd.	3,200	81,472
Kimco Realty Corp., Series I, 6.00%, Pfd.	8,600	221,450
National Retail Properties Inc., Series D, 6.63%, Pfd.	4,800	125,184
Realty Income Corp., Series F, 6.63%, Pfd.	3,300	86,856
Regency Centers Corp., Series 6, 6.63%, Pfd.	2,300	60,007
		574,969

Specialized REIT’s–0.83%

Digital Realty Trust, Inc., Series F, 6.63%, Pfd.	3,300	86,262
Digital Realty Trust, Inc., Series G, 5.88%, Pfd.	4,500	111,870
Digital Realty Trust, Inc., Series H, 7.38%, Pfd.	4,400	117,788
EPR Properties, Series F, 6.63%, Pfd.	1,100	28,336
Public Storage, Series A, 5.88%, Pfd.	5,600	149,856
Public Storage, Series Q, 6.50%, Pfd.	15,400	390,852
Public Storage, Series Y, 6.38%, Pfd.	11,800	319,898
		1,204,862

	Shares	Value

Thrifts & Mortgage Finance–0.02%

Astoria Financial Corp., Series C, 6.50%, Pfd.	1,200	$31,128

Wireless Telecommunication Services–0.26%

Telephone & Data Systems Inc., 7.00%, Sr. Unsec. Pfd.	6,700	168,773
United States Cellular Corp., 6.95%, Sr. Unsec. Pfd.	3,100	78,275
United States Cellular Corp., 7.25%, Sr. Unsec. Pfd.	2,500	62,600
United States Cellular Corp., 7.25%, Sr. Unsec. Pfd.	2,800	71,120
		380,768
Total Preferred Stocks (Cost $27,652,127)		29,336,599

Common Stocks & Other Equity Interests–16.69%

Diversified Real Estate Activities–0.02%

RMR Group Inc. (The) -Class A (f)	1,482	30,900

Diversified REIT’s–1.64%

Lexington Realty Trust	58,823	431,172
Liberty Property Trust	15,455	453,141
Select Income REIT	25,668	485,125
Spirit Realty Capital, Inc.	51,713	541,952
W. P. Carey Inc.	8,259	481,087
		2,392,477

Health Care REIT’s–2.46%

HCP, Inc.	14,690	527,959
Medical Properties Trust Inc.	46,056	506,616
National Health Investors, Inc.	8,968	544,178
Omega Healthcare Investors, Inc.	15,342	486,495
Sabra Health Care REIT, Inc.	25,338	465,206
Senior Housing Properties Trust	35,397	512,548
Ventas, Inc.	9,928	549,217
		3,592,219

Hotel and Resort REIT’s–0.58%

Hospitality Properties Trust	19,196	452,833
LaSalle Hotel Properties	17,779	393,983
		846,816

Industrial REIT’s–0.30%

STAG Industrial, Inc.	25,495	431,630

Mortgage REIT’s–8.22%

Altisource Residential Corp.	19,799	197,000
American Capital Agency Corp.	71,446	1,219,583
American Capital Mortgage Investment Corp.	17,704	230,683
Annaly Capital Management Inc.	133,567	1,268,887
Apollo Commercial Real Estate Finance, Inc.	20,218	321,466
ARMOUR Residential REIT, Inc.	15,190	296,053
Blackstone Mortgage Trust, Inc. -Class A	32,266	799,551
Capstead Mortgage Corp.	33,209	310,172
Chimera Investment Corp.	71,236	882,614
Colony Capital, Inc. -Class A	38,656	666,043
CYS Investments, Inc.	54,369	374,602

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Mortgage REIT’s–(continued)

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,790	$193,681
Hatteras Financial Corp.	33,523	410,992
MFA Financial, Inc.	128,224	814,222
New Residential Investment Corp.	79,826	909,218
New York Mortgage Trust, Inc.	37,921	183,538
PennyMac Mortgage Investment Trust	25,876	350,620
Redwood Trust, Inc.	29,332	315,906
Starwood Property Trust, Inc.	66,312	1,262,581
Two Harbors Investment Corp.	127,282	967,343
		11,974,755

Office REIT’s–0.65%

Franklin Street Properties Corp.	50,967	497,438
Government Properties Income Trust	32,570	447,186
		944,624

Retail REIT’s–0.70%

CBL & Associates Properties, Inc.	36,872	396,374
Inland Real Estate Corp.	58,598	627,585
		1,023,959

Specialized REIT’s–2.12%

Corrections Corp. of America	18,208	524,573
DuPont Fabros Technology Inc.	16,325	541,500
EPR Properties	9,245	554,238
Geo Group Inc. (The)	16,365	484,077
Iron Mountain Inc.	16,891	465,178
Lamar Advertising Co. -Class A	9,211	516,829
		3,086,395
Total Common Stocks & Other Equity Interests (Cost $26,855,333)		24,323,775

	Principal Amount

U.S. Treasury Securities–10.44%

U.S. Treasury Bills–0.30%

0.11%, 05/26/2016(g)(h)	$195,000	194,785
0.24%, 05/26/2016(g)(h)	235,000	234,741
		429,526

U.S. Treasury STRIPS–10.14%

2.91%, 02/15/2043(g)(i)	1,400,000	648,375
3.03%, 02/15/2043(g)(i)	1,850,000	856,781
3.07%, 02/15/2043(g)(i)	10,700,000	4,955,438
3.36%, 02/15/2043(g)(i)	2,450,000	1,134,656
3.98%, 02/15/2043(g)(i)	10,800,000	5,001,750
4.11%, 02/15/2043(g)(i)	4,700,000	2,176,687
		14,773,687
Total U.S. Treasury Securities (Cost $12,856,240)		15,203,213

	Principal Amount		Value

Exchange Traded Notes–3.91%

JPMorgan Alerian MLP Index ETN, 7.20%, 05/24/2024(j) (Cost $6,979,797)		$222,000	$5,696,520

Non-U.S. Dollar Denominated Bonds & Notes–1.30%(k)

Automobile Manufacturers–0.06%

Hydra Dutch Holdings 2 B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 8.00%, 04/15/2019(b)	EUR	78,188	85,551

Cable & Satellite–0.28%

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.88%, 01/15/2027(b)	GBP	100,000	132,877
REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 5.13%, 01/15/2025(b)	GBP	200,000	271,453
			404,330

Diversified Support Services–0.08%

La Financière Atalian S.A. (France), Sr. Unsec. Gtd. Bonds, 7.25%, 01/15/2020(b)	EUR	100,000	114,380

Hotels, Resorts & Cruise Lines–0.13%

Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/2021(b)	EUR	100,000	112,668
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/2017	GBP	57,000	84,471
			197,139

Internet Software & Services–0.08%

United Group B.V. (Serbia), REGS, Sr. Sec. Gtd. Euro Notes, 7.88%, 11/15/2020(b)	EUR	100,000	114,591

Metal & Glass Containers–0.08%

SIG Combibloc Holding S.C.A. (Luxembourg), REGS, Sr. Unsec. Euro Bonds, 7.75%, 02/15/2023(b)	EUR	100,000	111,991

Movies & Entertainment–0.10%

Entertainment One Ltd. (Canada), Sr. Sec. Gtd. Bonds, 6.88%, 2/15/2022(b)	GBP	100,000	141,070

Multi-Sector Holdings–0.22%

Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(b)	GBP	63,636	95,123

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

		Principal Amount	Value

Multi-Sector Holdings–(continued)

Odeon & UCI Finco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 9.00%, 08/01/2018(b)	GBP	150,000	$221,571
			316,694

Other Diversified Financial Services–0.18%

Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 10.38%, 10/01/2019(b)	GBP	100,000	152,470
Financiere Gaillon 8 SAS (France), Sr. Sec. First Lien Notes, 7.00%, 09/30/2019(b)	EUR	100,000	111,585
			264,055

Packaged Foods & Meats–0.10%

Moy Park (Bondco) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/2021(b)	GBP	100,000	140,447
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,062,406)			1,890,248

	Shares	Value

Money Market Funds–5.79%

Liquid Assets Portfolio –Institutional Class, 0.38% (l)	4,219,887	$4,219,887
Premier Portfolio –Institutional Class, 0.34% (l)	4,219,887	4,219,887
Total Money Market Funds (Cost $8,439,774)		8,439,774
TOTAL INVESTMENTS–98.80% (Cost $146,440,821)		143,957,573
OTHER ASSETS LESS LIABILITIES–1.20%		1,741,985
NET ASSETS–100.00%		$145,699,558

Investment Abbreviations:

Conv.	—Convertible	PIK	—Payment in Kind
ETN	—Exchange Traded Notes	REGS	—Regulation S
EUR	—Euro	REIT	—Real Estate Investment Trust
GBP	—British Pound Sterling	Sec.	—Secured
Gtd.	—Guaranteed	Sr.	—Senior
Jr.	—Junior	STRIPS	—Separately Traded Registered Interest and Principal Security
MLP	—Master Limited Partnerships	Sub.	—Subordinated
Pfd.	—Preferred	Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $36,678,898, which represented 25.17% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes	7.75%	8.50%

(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(f)	Non-income producing security.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	A portion of the principal balance was pledged as collateral for open credit default swap contracts. See Note 1G and Note 3.

(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2016.

(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Premium Income Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Premium Income Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty.

Invesco Premium Income Fund

G.	Swap Agreements – (continued)

Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net

Invesco Premium Income Fund

G.	Swap Agreements – (continued)

amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
I.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
J.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$61,974,898	$125,250	$—	$62,100,148
Exchange Traded Notes	5,696,520	—	—	5,696,520
U.S. Treasury Securities	—	15,203,213	—	15,203,213
Corporate Debt Securities	—	51,709,356	—	51,709,356
Foreign Debt Securities	—	1,890,248	—	1,890,248
Foreign Sovereign Debt Securities	—	7,358,088	—	7,358,088
	67,671,418	76,286,155	—	143,957,573
Forward Foreign Currency Contracts*	—	57,284	—	57,284
Futures Contracts*	(81,501)	—	—	(81,501)
Swap Agreements*	—	(43,332)	—	(43,332)
Total Investments	$67,589,917	$76,300,107	$—	$143,890,024
*	Unrealized appreciation (depreciation).

Invesco Premium Income Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(43,332)
Currency risk:
Forward foreign currency contracts	68,489	(11,205)
Equity risk:
Futures contracts (b)	142,494	(1,091,118)
Interest rate risk:
Futures contracts (b)	867,123	—
Total	$1,078,106	$(1,145,655)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.

(b)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$ —	$—	$ 26,651
Currency risk	54,488	—	—
Equity risk	—	(1,187,687)	—
Interest rate risk	—	46,131	—
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	—	(60,948)
Currency risk	48,189	—	—
Equity risk	—	(1,509,200)	—
Interest rate risk	—	744,562	—
Total	$102,677	$(1,906,194)	$ (34,297)

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$2,033,317	$60,392,199	$1,990,453

Invesco Premium Income Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
03/11/16	Citigroup Global Markets Inc.	EUR	92,563	USD	100,915	$100,385	$530
03/11/16	Deutsche Bank Securities Inc.	GBP	753,808	USD	1,135,302	1,074,215	61,087
03/11/16	Goldman Sachs International	EUR	612,759	USD	655,783	664,542	(8,759)
03/11/16	Goldman Sachs International	GBP	91,125	USD	136,633	129,858	6,775
03/11/16	Goldman Sachs International	USD	139,349	EUR	128,580	139,446	97
03/11/16	Goldman Sachs International	USD	57,047	GBP	38,315	54,601	(2,446)
Total Forward Foreign Currency Contracts—Currency Risk							$57,284

  Currency Abbreviations:

EUR — Euro	GBP — British Pound Sterling	USD — U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Canada 10 Year Bonds	Long	116	March-2016	$11,828,133	$ 207,978
Euro Bonds	Long	45	March-2016	7,963,435	179,888
Japanese 10 Year Mini Bonds	Long	63	March-2016	7,830,182	84,493
Long Gilt	Long	68	March-2016	11,658,599	267,137
U.S. Treasury 30 Year Bonds	Long	19	March-2016	3,059,594	127,627
Subtotal—Interest Rate Risk					867,123
Dow Jones Euro STOXX 50 Index	Long	87	March-2016	2,853,934	(171,375)
E-Mini S&P 500 Index	Long	67	March-2016	6,465,835	(326,645)
FTSE 100 Index	Long	42	March-2016	3,595,063	12,657
Hang Seng Index	Long	33	February-2016	4,182,334	129,837
Russell 2000 Mini Index	Long	20	March-2016	2,062,800	(152,442)
Tokyo Stock Price Index	Long	36	March-2016	4,279,024	(440,656)
Subtotal—Equity Risk					(948,624)
Total Futures Contracts					$ (81,501)

Invesco Premium Income Fund

Open Centrally Cleared Credit Default Swap Agreements – Credit Risk

Counterparty/ Clearinghouse	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America High Yield Index, Series 25, Version 1	Sell	5.00%	12/20/2020	5.04%	$ 2,530,000	$ 38,121	$ (43,332)

Abbreviations:

CME     - Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of January 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $33,245,580 and $18,912,938, respectively. During the same period, purchases of long-term U.S. Treasury obligations were $4,988,203. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,864,850
Aggregate unrealized (depreciation) of investment securities	(7,803,095)
Net unrealized appreciation (depreciation) of investment securities	$(2,938,245)
Cost of investments for tax purposes is $146,895,818.

Invesco Premium Income Fund

Invesco Select Companies Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	SCO-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–92.45%

Aerospace & Defense–4.32%

Cubic Corp.	671,470	$26,831,941

Airlines–2.31%

Spirit Airlines Inc. (b)	343,447	14,356,085

Aluminum–0.01%

Cymat Technologies Ltd. (Canada)(b)	249,750	28,526

Apparel, Accessories & Luxury Goods–0.02%

Hampshire Group, Ltd. (b)(c)	592,824	118,565

Automotive Retail–3.56%

America’s Car-Mart, Inc. (b)(c)	942,136	22,102,511

Commodity Chemicals–1.87%

Chemtrade Logistics Income Fund (Canada)	1,045,784	11,608,624

Communications Equipment–10.13%

CommScope Holding Co., Inc. (b)	1,112,159	24,934,605
Mitel Networks Corp. (b)	5,219,275	37,996,322
		62,930,927

Consumer Finance–5.89%

Encore Capital Group, Inc. (b)(c)	1,597,305	36,610,231

Data Processing & Outsourced Services–6.00%

Alliance Data Systems Corp. (b)	95,692	19,118,305
Global Payments Inc.	307,447	18,124,000
		37,242,305

Diversified Support Services–1.52%

Performant Financial Corp. (b)(c)	5,527,196	9,451,505

Education Services–2.83%

American Public Education Inc. (b)(c)	1,112,185	17,550,279

Electrical Components & Equipment–4.95%

Regal-Beloit Corp.	546,417	30,714,100

Health Care Supplies–7.39%

Alere, Inc. (b)	781,193	29,060,379
Cooper Cos., Inc. (The)	128,239	16,818,545
		45,878,924

Integrated Telecommunication Services–1.72%

General Communication, Inc. -Class A (b)	590,716	10,703,774

IT Consulting & Other Services–6.26%

Booz Allen Hamilton Holding Corp.	1,375,337	38,908,284

	Shares	Value

Life Sciences Tools & Services–4.76%

Charles River Laboratories International, Inc. (b)	398,220	$29,559,871

Oil & Gas Equipment & Services–1.02%

ION Geophysical Corp. (b)(c)	14,077,289	6,333,372

Oil & Gas Exploration & Production–1.98%

Ultra Petroleum Corp. (b)	5,439,470	12,293,202

Oil & Gas Storage & Transportation–4.80%

GasLog Ltd. (Monaco)	3,993,544	29,831,774

Other Diversified Financial Services–0.00%

Brompton Corp. (Canada) (b)	69,374	0

Publishing–4.71%

John Wiley & Sons, Inc. -Class A	699,940	29,257,492

Real Estate Services–2.65%

Colliers International Group Inc. (Canada)	379,022	16,472,041

Semiconductors–5.66%

Microsemi Corp. (b)	1,109,733	35,178,536

Systems Software–8.09%

Rovi Corp. (b)	2,582,888	50,263,000
Total Common Stocks & Other Equity Interests (Cost $696,184,238)		574,225,869

Money Market Funds–7.07%

Liquid Assets Portfolio –Institutional Class, 0.38% (d)	21,964,960	21,964,960
Premier Portfolio –Institutional Class, 0.34% (d)	21,964,961	21,964,961
Total Money Market Funds (Cost $43,929,921)		43,929,921
TOTAL INVESTMENTS–99.52% (Cost $740,114,159)		618,155,790
OTHER ASSETS LESS LIABILITIES–0.48%		2,975,127
NET ASSETS–100.00%		$621,130,917

See accompanying notes which are an integral part of this schedule.

Invesco Select Companies Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of January 31, 2016 was $92,166,463, which represented 14.84% of the Fund’s Net Assets. See Note 3.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

See accompanying notes which are an integral part of this schedule.

Invesco Select Companies Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Select Companies Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

Invesco Select Companies Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$ 618,037,225	$ 118,565	$0	$ 618,155,790

Invesco Select Companies Fund

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 01/31/16	Interest / Dividend Income
America’s Car-Mart, Inc.	$32,258,737	$—	$—	$(10,156,226)	$—	$22,102,511	$—
American Public Education Inc.	24,773,765	—	(650,387)	(6,192,978)	(380,121)	17,550,279	—
Encore Capital Group, Inc.	65,010,313	—	—	(28,400,082)	—	36,610,231	—
Hampshire Group, Ltd.	88,924	—	—	29,641	—	118,565	—
ION Geophysical Corp.	5,208,597	—	—	1,124,775	—	6,333,372	—
Performant Financial Corp.	12,767,823	—	—	(3,316,318)	—	9,451,505	—
Total	$140,108,159	$—	$(650,387)	$(46,911,188)	$(380,121)	$92,166,463	$—

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $75,301,980 and $112,865,540, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$148,207,576
Aggregate unrealized (depreciation) of investment securities	(270,363,499)
Net unrealized appreciation (depreciation) of investment securities	$(122,155,923)
Cost of investments for tax purposes is $740,311,713.

Invesco Select Companies Fund

Invesco Strategic Income Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	STI-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2016

(Unaudited)

		Principal Amount	Value

Asset-Backed Securities–55.05%
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A41, Variable Rate Pass Through Ctfs., 2.71%, 02/25/2036(b)		$80,548	$80,194
Apidos CLO XIV (Cayman Islands), Series 2013-14A, Class D, Floating Rate Pass Through Ctfs., 4.12%, 04/15/2025(b)(c)		460,000	417,314
ARES XI CLO Ltd., Series 2007-11A, Class E, Floating Rate Pass Through Ctfs., 6.62%, 10/11/2021(b)(c)		250,000	250,799
Babson CLO Ltd. (Cayman Islands), Series 2013-11A, Class C, Floating Rate Pass Through Ctfs., 3.87%, 01/18/2025(b)(c)		500,000	449,698
Babson Euro CLO (Netherlands), Series 2014-2A, Class D, Floating Rate Pass Through Ctfs., 3.20%, 11/25/2027(b)(c)(d)	EUR	250,000	253,592
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class C, Floating Rate Pass Through Ctfs., 1.83%, 06/15/2028(b)(c)		200,000	199,016
Banc of America Commercial Mortgage Trust, Series 2015-UBS 7, Class C, Variable Rate Pass Through Ctfs., 4.37%, 09/15/2048(b)		250,000	240,667
Series 2015-UBS7, Class XA, IO Variable Rate Pass Through Ctfs., 0.94%, 09/15/2048(b)		1,873,229	121,780
Banc of America Funding Trust, Series 2006-3, Class 5A5, Pass Through Ctfs., 5.50%, 03/25/2036		152,992	144,751
Banc of America Mortgage Trust, Series 2005-H, Class 2A1, Floating Rate Pass Through Ctfs., 2.85%, 09/25/2035(b)		252,747	232,988
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.33%, 05/15/2032(b)(c)		210,000	206,936
BCAP Trust LLC, Series 2009-RR13, Class 15A2, Pass Through Ctfs., 6.00%, 07/26/2037(c)		161,119	153,849
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.92%, 03/25/2035(b)		208,560	209,029

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class AJ, Pass Through Ctfs., 4.99%, 09/11/2042	$44,352	$44,427
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2012-2A, Class ER, Floating Rate Pass Through Ctfs., 6.72%, 07/20/2023(b)(c)	500,000	464,103
Series 2012-3A, Class D, Floating Rate Pass Through Ctfs., 6.12%, 10/04/2024(b)(c)	500,000	446,366
Cent CLO 19 Ltd. (Cayman Islands), Series 2013-19A, Class C, Floating Rate Pass Through Ctfs., 3.92%, 10/29/2025(b)(c)	600,000	463,411
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, Floating Rate Pass Through Ctfs., 2.69%, 12/25/2035(b)	155,138	141,259
Series 2007-A1, Class 13A1, Floating Rate Pass Through Ctfs., 4.82%, 03/25/2037(b)	253,962	237,167
Citigroup Mortgage Loan Trust Inc., Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.73%, 10/25/2035(b)	74,425	73,719
Series 2006-AR2, Class 1A2, Floating Rate Pass Through Ctfs., 2.85%, 03/25/2036(b)	163,706	154,522
COMM Mortgage Trust, Series 2015-CR23, Class CMD, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(b)(c)	300,000	278,273
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.37%, 08/10/2055(b)	300,000	309,838
Series 2015-CR24, Class XA, IO Variable Rate Pass Through Ctfs., 0.89%, 08/10/2055(b)	5,376,670	330,586
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.55%, 08/10/2048(b)	170,000	175,726
Series 2015-PC1, Class XA, IO Variable Rate Pass Through Ctfs., 0.80%, 07/10/2050(b)(c)	5,981,799	287,541
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, Pass Through Ctfs., 4.04%, 04/15/2050	165,000	165,076
Dryden XI-Leveraged Loan CDO, Series 2006-11A, Class A3, Floating Rate Pass Through Ctfs., 1.00%, 04/12/2020(b)(c)(e)	500,000	491,263

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

	Principal Amount	Value
Eaton Vance CDO VIII Ltd. (Cayman Islands), Series 2006-8A, Class D, Floating Rate Pass Through Ctfs., 3.78%, 08/15/2022(b)(c)	$400,000	$388,019
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M2, Floating Rate Pass Through Ctfs., 4.73%, 02/25/2025(b)	160,000	151,686
Series 2015-C02, Class 2M2, Floating Rate Pass Through Ctfs., 4.43%, 05/25/2025(b)	700,000	648,094
Foothill CLO Ltd. (Cayman Islands), Series 2007-1A, Class C, Floating Rate Pass Through Ctfs., 1.09%, 02/22/2021(b)(c)(e)	250,000	248,353
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.19%, 04/19/2036(b)	203,394	184,599
GS Mortgage Securities Trust, Series 2015-GC32, Class B, Variable Rate Pass Through Ctfs., 4.40%, 07/10/2048(b)	350,000	363,214
Series 2015-GS1, Class C, Variable Rate Pass Through Ctfs., 4.42%, 11/10/2048(b)	400,000	378,010
GSAA Home Equity Trust, Series 2007-7, Class A4, Floating Rate Pass Through Ctfs., 0.70%, 07/25/2037(b)	206,130	180,309
GSR Mortgage Loan Trust, Series 2006-1F, Class 1A11, Pass Through Ctfs., 5.50%, 02/25/2036	219,845	210,013
H/2 Asset Funding (Cayman Islands), Series 2015-1A, Class BFL, Pass Through Ctfs., 2.49%, 06/24/2049(c)	400,000	385,151
Hamlet II Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.69%, 05/11/2021(b)(c)(e)	500,000	483,438
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class D, Floating Rate Pass Through Ctfs., 3.98%, 05/05/2027(b)(c)	250,000	216,783
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, Floating Rate Pass Through Ctfs., 1.78%, 07/15/2031(b)(c)	250,000	246,692
JP Morgan Mortgage Trust, Series 2005-A1, Class IB2, Floating Rate Pass Through Ctfs., 2.75%, 02/25/2035(b)	150,578	129,737
Series 2005-A3, Class 7CA1, Variable Rate Pass Through Ctfs., 2.75%, 06/25/2035(b)	143,849	140,354

	Principal Amount	Value
JP Morgan Mortgage Trust (continued), Series 2006-A2, Class 1A1, Variable Rate Pass Through Ctfs., 2.94%, 04/25/2036(b)	$101,604	$92,720
Series 2007-A1, Class 2A2, Floating Rate Pass Through Ctfs., 2.71%, 07/25/2035(b)	253,117	248,151
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 4.67%, 06/25/2037(b)	214,441	193,452
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 4.89%, 01/15/2047(b)	380,000	382,815
Series 2015-C29. Class C, Variable Rate Pass Through Ctfs., 4.20%, 05/15/2048(b)	302,000	283,530
Series 2015-C32, Class B, Pass Through Ctfs., 4.39%, 11/15/2048	800,000	827,253
Magnetite XV Ltd. (Cayman Islands), Series 2015-15A, Class D, Floating Rate Pass Through Ctfs., 4.54%, 10/25/2027(b)(c)	250,000	235,880
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.36%, 11/25/2035(b)	145,066	140,703
Series 2005-A9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.68%, 12/25/2035(b)	200,000	193,437
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class B, Variable Rate Pass Through Ctfs., 4.44%, 10/15/2047(b)	250,000	262,567
Series 2015-C22, Class XA, IO Variable Rate Pass Through Ctfs., 1.18%, 04/15/2048(b)	2,134,857	156,818
Series 2015-C26, Class C, Variable Rate Pass Through Ctfs., 4.41%, 10/15/2048(b)	190,000	182,607
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1, Floating Rate Pass Through Ctfs., 1.13%, 12/25/2035(b)	257,993	208,956
Series 2005-3AR, Class 3A, Floating Rate Pass Through Ctfs., 2.57%, 07/25/2035(b)	248,755	213,773
Nantucket CLO Ltd. (Cayman Islands), Series 2006-1A, Class E, Floating Rate Pass Through Ctfs., 4.13%, 11/24/2020(b)(c)	350,000	348,900
Neuberger Berman CLO XV (Cayman Islands), Series 2013-15A, Class D, Floating Rate Pass Through Ctfs., 3.87%, 10/15/2025(b)(c)	250,000	223,781
Neuberger Berman CLO XVII Ltd. (Cayman Islands), Series 2014-17A, Class E1, Floating Rate Pass Through Ctfs., 5.08%, 08/04/2025(b)(c)	480,000	341,457

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

	Principal Amount	Value
Northwoods Capital X Ltd. (Cayman Islands), Series 2013-10A, Class D, Floating Rate Pass Through Ctfs., 3.93%, 11/04/2025(b)(c)	$250,000	$221,114
Octagon Investment Partners XV Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 4.17%, 01/19/2025(b)(c)	500,000	458,073
Octagon Investment Partners XVIII Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 5.61%, 12/16/2024(b)(c)	350,000	279,956
Octagon Investment Partners XXI Ltd. (Cayman Islands), Series 2014-1A, Class D, Floating Rate Pass Through Ctfs., 6.96%, 11/14/2026(b)(c)	250,000	202,473
PFP Ltd. (Cayman Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 3.13%, 07/14/2034(b)(c)	230,000	229,074
RAIT Trust, Series 2015-FL4, Class B, Floating Rate Pass Through Ctfs., 2.73%, 12/15/2031(b)(c)	341,176	335,420
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class D, Floating Rate Pass Through Ctfs., 4.12%, 07/25/2026(b)(c)	290,000	250,593
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, Pass Through Ctfs., 4.35%, 07/17/2026(c)(e)	600,000	603,916
Series 2014-1A, Class E, Floating Rate Pass Through Ctfs., 5.32%, 07/17/2026(b)(c)	250,000	195,438
Stone Tower CLO VII Ltd. (Cayman Islands), Series 2007-7A, Class C, Floating Rate Pass Through Ctfs., 4.71%, 08/30/2021(b)(c)	250,000	249,160
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1, Floating Rate Pass Through Ctfs., 2.61%, 01/25/2035(b)	447,330	426,970
Series 2004-8, Class 3A, Floating Rate Pass Through Ctfs., 2.60%, 07/25/2034(b)	100,929	100,909
Structured Asset Securities Corp., Series 2002-21A, Class B1II, Variable Rate Pass Through Ctfs., 2.59%, 11/25/2032(b)	154,690	140,600
Symphony CLO XI Ltd. (Cayman Islands), Series 2013-11A, Class C, Floating Rate Pass Through Ctfs., 3.77%, 01/17/2025(b)(c)	250,000	243,902
Series 2013-11A, Class D, Floating Rate Pass Through Ctfs., 4.62%, 01/17/2025(b)(c)	250,000	237,474

	Principal Amount	Value
Symphony CLO XIV Ltd. (Cayman Islands), Series 2014-14A, Class E, Floating Rate Pass Through Ctfs., 5.22%, 07/14/2026(b)(c)	$250,000	$195,838
Thornburg Mortgage Securities Trust, Series 2007-2, Class 2A2, Floating Rate Pass Through Ctfs., 2.39%, 06/25/2037(b)	330,886	313,530
Trimaran CLO VII Ltd. (Cayman Islands), Series 2007-1A, Class B2L, Floating Rate Pass Through Ctfs., 3.91%, 06/15/2021(b)(c)	350,000	340,432
WaMu Mortgage Trust, Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.43%, 10/25/2035(b)	218,339	207,906
Series 2006-AR10, Class 3A2, Floating Rate Pass Through Ctfs., 5.87%, 08/25/2046(b)	188,706	173,068
Series 2006-AR18, Class 1A1, Floating Rate Pass Through Ctfs., 1.97%, 01/25/2037(b)	149,984	127,191
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1, Pass Through Ctfs., 6.25%, 11/25/2037	191,466	186,329
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class B, Variable Rate Pass Through Ctfs., 4.54%, 09/15/2058(b)	230,000	237,788
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, Floating Rate Pass Through Ctfs., 2.78%, 06/25/2035(b)	270,623	272,364
Series 2005-AR12, Class 2A11, Floating Rate Pass Through Ctfs., 2.81%, 06/25/2035(b)	161,709	162,627
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.74%, 08/25/2035(b)	124,196	122,787
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.87%, 03/25/2035(b)	227,073	229,999
Series 2005-AR7, Class 1A1, Floating Rate Pass Through Ctfs., 2.75%, 05/25/2035(b)	145,162	145,224
Series 2005-AR8, Class 3A3, Floating Rate Pass Through Ctfs., 2.73%, 06/25/2035(b)	291,186	282,855
Series 2006-AR10, Class 4A1, Floating Rate Pass Through Ctfs., 2.91%, 07/25/2036(b)	198,232	187,158
Series 2006-AR8, Class 2A3, Floating Rate Pass Through Ctfs., 2.75%, 04/25/2036(b)	187,155	183,036
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	133,827	134,484

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, Variable Rate Pass Through Ctfs., 4.20%, 11/15/2047(b)	$250,000	$253,603
Total Asset-Backed Securities (Cost $24,408,020)		23,846,433

U.S. Dollar Denominated Bonds & Notes–29.69%

Agricultural Products–0.09%

Darling Ingredients Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/2022	40,000	39,800

Airlines–0.97%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(c)	420,000	422,100

Apparel Retail–0.35%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(c)	170,000	153,213

Asset Management & Custody Banks–0.73%

First Data Corp., Sec. Second Lien Notes, 5.75%, 01/15/2024(c)	315,000	315,000

Automotive Retail–0.96%

CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2023	415,000	416,556

Building Products–0.04%

Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(c)	15,000	15,750

Cable & Satellite–1.55%

CCO Safari II, LLC, Sr. Sec. First Lien Notes, 3.58%, 07/23/2020(c)	98,000	98,561
Sr. Sec. Gtd. First Lien Notes, 4.91%, 07/23/2025(c)	170,000	169,980
CSC Holdings LLC, Sr. Unsec. Global Bonds, 5.25%, 06/01/2024	245,000	217,438
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(c)	200,000	186,875
		672,854

Communications Equipment–0.46%

Avaya Inc., Sr. Sec. Gtd. First Lien Notes, 7.00%, 04/01/2019(c)	299,000	201,825

Construction Machinery & Heavy Trucks–0.47%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	250,000	201,875

	Principal Amount	Value

Consumer Finance–2.37%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	$614,000	$607,092
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	415,000	418,686
		1,025,778

Diversified Banks–2.84%

Citigroup Inc., Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (f)	170,000	167,450
JPMorgan Chase & Co., Series Z, Jr. Unsec. Sub. Global Notes, 5.30% (f)	300,000	299,250
Skandinaviska Enskilda Banken AB (Sweden), Jr. Unsc. Sub. Medium-Term Euro Notes, 5.75% (f)	400,000	382,070
Svenska Handelsbanken AB (Sweden), Jr. Unsec. Sub. Euro Bonds, 5.25% (f)	400,000	380,166
		1,228,936

Health Care Facilities–3.45%

Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	230,000	209,300
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	816,000	839,460
Tenet Healthcare Corp., Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	210,000	223,650
Sr. Unsec. Global Notes, 8.13%, 04/01/2022	220,000	222,200
		1,494,610

Home Furnishings–0.46%

Tempur Sealy International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(c)	193,000	198,308

Homebuilding–1.68%

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(c)	510,000	412,463
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/2021	335,000	316,156
		728,619

Independent Power Producers & Energy Traders–0.95%

AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/2021	40,000	41,000
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	48,000	43,920
5.75%, 01/15/2025	360,000	324,900
		409,820

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

	Principal Amount	Value

Industrial REIT’s–0.60%
PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(c)	$281,000	$259,135

Investment Banking & Brokerage–0.32%
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	135,000	137,460

Marine–0.46%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 12/28/2015; Cost $218,750)(c)	250,000	200,000

Metal & Glass Containers–0.97%
Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 6.00%, 10/15/2022(c)	408,000	418,710

Oil & Gas Exploration & Production–0.08%
Pacific Exploration and Production Corp. (Colombia), Sr. Unsec. Gtd. Notes, 5.13%, 03/28/2023(c)	285,000	37,050

Paper Products–0.76%
Clearwater Paper Corp., Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(c)	340,000	328,100

Pharmaceuticals–0.47%
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(c)	225,000	202,500

Railroads–0.44%
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(c)	200,000	191,000

Regional Banks–1.86%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	618,000	627,270
Fifth Third Bancorp, Series J, Jr. Unsec. Sub. Bonds, 4.90% (f)	200,000	181,000
		808,270

Security & Alarm Services–0.98%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/2021	407,000	424,297

Semiconductors–0.30%
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/2021(c)	125,000	129,063

		Principal Amount	Value

Specialized REIT’s–0.45%
Corrections Corp. of America, Sr. Unsec. Gtd. Notes, 5.00%, 10/15/2022		$63,000	$63,768
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022		125,000	130,625
			194,393

Specialty Chemicals–0.45%
Platform Specialty Products Corp., Sr. Unsec. Notes, 6.50%, 02/01/2022(c)		240,000	193,200

Technology Hardware, Storage & Peripherals–0.51%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2027(c)		290,000	219,494

Tires & Rubber–0.96%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 7.00%, 05/15/2022		390,000	418,275

Trading Companies & Distributors–1.40%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.50%, 05/15/2021		615,000	607,312

Wireless Telecommunication Services–1.31%
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/2021(c)		430,000	371,950
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 09/15/2023		273,000	195,195
			567,145
Total U.S. Dollar Denominated Bonds & Notes (Cost $13,247,717)			12,860,448

Non-U.S. Dollar Denominated Bonds & Notes–11.13%(d)

Automobile Manufacturers–0.80%
Volkswagen International Finance N.V. (Germany), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 3.88% (c)(f)	EUR	330,000	345,815

Diversified Banks–0.78%
Bankia S.A. (Spain), REGS, Sr. Unsec. Euro Bonds, 3.50%, 01/17/2019(c)	EUR	300,000	338,906

Electric Utilities–3.33%
EDP Finance B.V. (Portugal), REGS, Sr. Unsec. Medium-Term Euro Notes, 2.00%, 04/22/2025(c)	EUR	700,000	679,750
Électricité de France S.A. (France), REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(c)(f)	GBP	600,000	763,403
			1,443,153

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

		Principal Amount	Value

Integrated Oil & Gas–0.83%
DONG Energy AS (Denmark), REGS, Jr. Unsec. Sub. Euro Bonds, 3.00%, 11/06/3015(c)	EUR	360,000	$360,112

Integrated Telecommunication Services–0.73%
Telefonica Europe, B.V. (Spain), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.00%(c)(f)	EUR	300,000	315,005

Life & Health Insurance–0.32%
Delta Lloyd Levensverzekering N.V. (Netherlands), REGS, Unsec. Sub. Euro Notes, 9.00%, 08/29/2042(c)	EUR	120,000	139,996

Multi-Utilities–3.59%
Engie S.A. (France), REGS, Series NC10, Jr. Unsec. Sub. Euro Notes, 3.88% (c)(f)	EUR	800,000	838,629
Series NC5, Jr. Unsec. Sub. Euro Notes, 3.00% (c)(f)	EUR	300,000	320,881
NGG Finance PLC (United Kingdom), REGS, Unsec. Sub. Gtd. Euro Notes, 5.63%, 06/18/2073(c)	GBP	275,000	393,331
			1,552,841

Specialized Finance–0.75%
Redexis Gas Finance B.V. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.75%, 04/08/2021(c)	EUR	280,000	323,693
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,185,983)			4,819,521

U.S. Treasury Bills–1.95%(g)(h)
0.00%, 05/26/2016		$160,000	159,824
0.03%, 05/26/2016		25,000	24,972
0.04%, 05/26/2016		55,000	54,939
0.07%, 05/26/2016		20,000	19,978
0.09%, 05/26/2016		15,000	14,983
0.22%, 05/26/2016		120,000	119,868
0.23%, 05/26/2016		90,000	89,901
0.28%, 05/26/2016		95,000	94,895
0.29%, 05/26/2016		30,000	29,967
0.34%, 05/26/2016		80,000	79,912
0.35%, 05/26/2016		75,000	74,917
0.37%, 05/26/2016		75,000	74,917
0.48%, 05/26/2016		5,000	4,995
Total U.S. Treasury Bills (Cost $844,302)			844,068

	Principal Amount	Value

Municipal Obligations–0.87%
Chicago (City of), Illinois; Series 2012 B, Ref. Unlimted Tax GO Bonds, 5.43%, 01/01/2042	$35,000	$29,473
Series 2014 B, Ref. Unlimited Tax GO Bonds, 6.31%, 01/01/2044	150,000	139,404
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds, 8.00%, 07/01/2035	290,000	208,139
Total Municipal Obligations (Cost $392,740)		377,016

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.36%

Collateralized Mortgage Obligations–0.36%
Fannie Mae REMICs, IO, 3.00%, 06/25/2027	813,904	75,679
Freddie Mac REMICs, IO, 3.00%, 05/15/2028	773,907	79,349
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $171,787)		155,028
	Shares

Money Market Funds–2.77%
Liquid Assets Portfolio, Institutional Class, 0.38% (i)	601,039	601,039
Premier Portfolio, Institutional Class, 0.34% (i)	601,039	601,039
Total Money Market Funds (Cost $1,202,078)		1,202,078

Options Purchased–0.74%(j)
(Cost $321,775)		318,950
TOTAL INVESTMENTS–102.56% (Cost $45,774,402)		44,423,542
OTHER ASSETS LESS LIABILITIES–(2.56)%		(1,109,971)
NET ASSETS–100.00%		$43,313,571

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

Investment Abbreviations:

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

Ctfs.	— Certificates

EUR	— Euro

GBP	— British Pound Sterling

GO	— General Obligation

Gtd.	— Guaranteed

IO	— Interest Only

Jr.	— Junior

Ref.	— Refunding

REGS	— Regulation S

REIT	— Real Estate Investment Trust

REMICs	— Real Estate Investment Conduits

Sec.	— Secured

Sr.	— Senior

Sub.	— Subordinated

Unsec.	— Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2016.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $21,067,276, which represented 48.64% of the Fund’s Net Assets.

(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(e)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1F. The following table presents the Fund’s collateral pledged as of January 31, 2016.

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount
Royal Bank of Canada	$1,647,515	$(1,647,515)	$ —

        * Amount does not include excess collateral pledged.

(f)	Perpetual bond with no specified maturity date.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	All or a portion of the value was pledged and/or designated as collateral for open futures contracts and swap agreements. See Notes 1I, 1L and 3.

(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

(j)	The table below details options purchased:

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
5 Year Interest Rate Swap	Call	Citigroup Global Markets Inc.	1.830%	Receive	3 Month USD LIBOR	06/10/16	$4,200,000	$100,459
7 Year Interest Rate Swap	Call	Citigroup Global Markets Inc.	1.900	Receive	3 Month USD LIBOR	04/06/16	2,450,000	58,215
7 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.890	Receive	3 Month USD LIBOR	04/20/16	3,000,000	69,971
7 Year Interest Rate Swap	Call	Goldman Sachs International	1.910	Receive	3 Month USD LIBOR	04/07/16	2,400,000	58,158
5 Year Interest Rate Swap	Put	Citigroup Global Markets Inc.	1.830	Pay	3 Month USD LIBOR	06/10/16	4,200,000	11,102
7 Year Interest Rate Swap	Put	Citigroup Global Markets Inc.	1.900	Pay	3 Month USD LIBOR	04/06/16	2,450,000	5,731
7 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.890	Pay	3 Month USD LIBOR	04/20/16	3,000,000	9,799
7 Year Interest Rate Swap	Put	Goldman Sachs International	1.910	Pay	3 Month USD LIBOR	04/07/16	2,400,000	5,515
Total Options Purchased—Interest Rate Risk (Cost $321,775)								$318,950

Abbreviations:

LIBOR	— London Interbank Offered Rate	USD — U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Strategic Income Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statement of Operations.

Invesco Strategic Income Fund

F.	Reverse Repurchase Agreements – The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are shown in the Statement of Operations as Interest, facilities and maintenance fees.
G.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

H.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

I.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to

Invesco Strategic Income Fund

I.	Futures Contracts – (continued)

liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.	Call Options Written and Purchased – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco Strategic Income Fund

L.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Invesco Strategic Income Fund

L.	Swap Agreements – (continued)

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

O.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Strategic Income Fund

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,202,078	$—	$—	$1,202,078
U.S. Treasury Securities	—	844,068	—	844,068
U.S. Government Sponsored Agency Securities	—	155,028	—	155,028
Asset-Backed Securities	—	23,846,433	—	23,846,433
Corporate Debt Securities	—	12,860,448	—	12,860,448
Foreign Debt Securities	—	4,819,521	—	4,819,521
Municipal Obligations	—	377,016	—	377,016
Options Purchased	—	318,950	—	318,950
	1,202,078	43,221,464	—	44,423,542
Forward Foreign Currency Contracts*	—	123,812	—	123,812
Futures Contracts*	(245,558)	—	—	(245,558)
Swap Agreements*	—	(31,044)	—	(31,044)
Total	$956,520	$43,314,232	$—	$44,270,752

* Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Currency risk:
Forward foreign currency contracts	$159,651	$(35,839)
Interest rate risk:
Futures contracts (a)	106,836	(352,394)
Options purchased (b)	318,950	—
Swap agreements (c)	241,320	(272,364)
Total	$826,757	$(660,597)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

(b)	Options purchased at value as reported in the Schedule of Investments.

(c)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.

Invesco Strategic Income Fund

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit Risk	$—	$—	$—	$—	$17,432
Currency Risk	110,743	—	48,120	(3,118)	—
Equity Risk	—	—	—	—	(79,765)
Interest Rate Risk	—	47,127	(181,933)	—	(2,866)
Change in Net Unrealized Appreciation (Depreciation):
Credit Risk	—	—	—	—	8,603
Currency Risk	43,367	—	1,943	(996)	—
Equity Risk	—	—	—	—	(176,024)
Interest Rate Risk	—	(227,056)	193,533	—	(200,209)
Total	$154,110	$(179,929)	$61,663	$(4,114)	$(432,829)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the three month average notional value of forward foreign currency contracts, futures contracts, options purchased and swap agreements and the two month average notional value of options written.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$16,718,159	$26,144,840	$50,772,967	$2,559,450	$49,150,489

Invesco Strategic Income Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
02/02/16	State Street Bank and Trust Co.	BRL	790,000	USD	204,483	$197,311	$7,172
02/02/16	State Street Bank and Trust Co.	USD	195,787	BRL	790,000	197,311	1,524
02/04/16	Goldman Sachs International	KRW	820,000,000	USD	673,179	682,663	(9,484)
02/04/16	Goldman Sachs International	USD	335,821	KRW	405,000,000	337,169	1,348
02/04/16	JPMorgan Chase Bank, N.A.	KRW	1,764,000,000	USD	1,519,842	1,468,558	51,284
02/04/16	JPMorgan Chase Bank, N.A.	USD	382,813	KRW	444,000,000	369,637	(13,176)
02/04/16	JPMorgan Chase Bank, N.A.	USD	1,442,017	KRW	1,735,000,000	1,444,415	2,398
02/09/16	Barclays Bank PLC	GBP	906,449	USD	1,372,549	1,291,660	80,889
02/09/16	Barclays Bank PLC	USD	145,278	GBP	100,000	142,497	(2,781)
03/02/16	State Street Bank and Trust Co.	BRL	790,000	USD	194,170	195,637	(1,467)
03/11/16	Barclays Bank PLC	EUR	635,404	USD	693,929	689,101	4,828
03/11/16	Barclays Bank PLC	SGD	520,000	USD	361,018	364,712	(3,694)
03/11/16	Barclays Bank PLC	USD	110,353	EUR	101,512	110,091	(262)
04/15/16	Deutsche Bank Securities Inc.	CNY	7,362,300	USD	1,100,000	1,103,584	(3,584)
04/15/16	Deutsche Bank Securities Inc.	USD	1,100,000	CNY	7,361,200	1,103,419	3,419
04/29/16	Goldman Sachs International	KRW	332,000,000	USD	276,966	274,095	2,871
04/29/16	Goldman Sachs International	USD	275,486	KRW	332,000,000	274,095	(1,391)
04/29/16	State Street Bank and Trust Co.	EUR	3,002,851	USD	3,263,132	3,261,359	1,773
05/02/16	Goldman Sachs International	KRW	405,000,000	USD	335,001	334,349	652
05/03/16	Citigroup Global Markets Inc.	USD	190,316	MXN	3,500,000	191,809	1,493
Total Open Forward Foreign Currency Contracts—Currency Risk							$123,812

Currency Abbreviations:

BRL	— Brazilian Real	GBP	— British Pound Sterling	SGD	— Singapore Dollar

CNY	— Chinese Renminbi	KRW	— South Korean Won	USD	— U.S. Dollar

EUR	— Euro	MXN	— Mexican New Peso

Open Futures Contracts
					Unrealized Appreciation
	Type of	Number of	Expiration	Notional
Futures Contracts	Contract	Contracts	Month	Value	(Depreciation)
Euro Bobl	Short	11	March-2016	$ (1,578,148)	$ (16,663)
Euro Bonds	Short	36	March-2016	(6,370,748)	(140,354)
Euro Schatz	Short	10	March-2016	(1,211,456)	(3,542)
Long Gilt	Short	7	March-2016	(1,200,150)	(29,710)
U.S. Treasury 5 Year Notes	Short	79	March-2016	(9,533,078)	(162,125)
U.S. Treasury 10 Year Notes	Long	33	March-2016	4,276,078	41,287
U.S. Treasury Ultra Bonds	Long	14	March-2016	2,326,625	65,549
Total Futures Contracts—Interest Rate Risk					$ (245,558)

Invesco Strategic Income Fund

Options Written Transactions
	Call Options			Put Options
	Notional Value		Premiums Received	Notional Value		Premiums Received
Beginning of period	USD	2,225,000	$13,275	EUR	600,000	$2,839
Written	USD	1,130,000	6,441	EUR	—	—
Closed	USD	(2,680,000)	(17,852)	EUR	(600,000)	(2,839)
Expired	USD	(675,000)	(1,864)	EUR	—	—
End of period	USD	—	$—	EUR	—	$—

Currency Abbreviations:

EUR — Euro USD — U.S. Dollar

Open Centrally Cleared Interest Rate Swap Agreements

Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.55%	02/01/19	$5,558,822	$80,055
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.60	02/02/19	3,950,000	66,881
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.40	01/13/36	3,050,000	94,384
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.51	02/02/19	(10,245,000)	(60,372)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.42	10/05/20	(1,500,000)	(11,107)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.76	06/14/21	(2,660,000)	(24,199)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.07	03/21/23	(4,710,000)	(70,976)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.48	07/20/25	(4,925,000)	(105,710)
Total Interest Rate Swap Agreements—Interest Rate Risk						$ (31,044)

Abbreviations:

CME – Chicago Mercantile Exchange	LIBOR – London Interbank Offered Rate	USD — U.S. Dollar

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $12,448,710 and $7,033,765, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $319,550 and $736,035, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$335,424
Aggregate unrealized (depreciation) of investment securities	(1,723,683)
Net unrealized appreciation (depreciation) of investment securities	$(1,388,259)
Cost of investments for tax purposes is $45,811,801.

Invesco Strategic Income Fund

Invesco Unconstrained Bond Fund Quarterly Schedule of Portfolio Holdings January 31, 2016

invesco.com/us	UCB-QTR-1 01/16	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2016

(Unaudited)

	Principal Amount	Value

Asset-Backed Securities–64.96%

Apidos CLO XIX (Cayman Islands), Series 2014-19A, Class C, Floating Rate Pass Through Ctfs., 3.91%, 10/17/2026(b)(c)	$500,000	$486,189
Babson CLO Ltd. (Cayman Islands), Series 2013-IIA, Class C, Floating Rate Pass Through Ctfs., 3.87%, 01/18/2025(b)(c)	500,000	449,698
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, Variable Rate Pass Through Ctfs., 4.51%, 09/15/2048(c)	130,000	134,327
Series 2015-UBS7, Class XA, IO Variable Rate Pass Through Ctfs., 1.09%, 09/15/2048(c)	1,414,886	91,983
Banc of America Funding Trust, Series 2005-D, Class A1, Floating Rate Pass Through Ctfs., 2.77%, 05/25/2035(c)	135,548	137,885
Banc of America Mortgage Trust, Series 2005-H, Class 2A1, Floating Rate Pass Through Ctfs., 2.85%, 09/25/2035(c)	252,747	232,988
BCAP Trust LLC, Series 2009-RR13, Class 15A2, Pass Through Ctfs., 6.00%, 07/26/2037(b)	123,226	117,667
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.62%, 03/25/2035(c)	173,800	174,191
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2012-2AR, Class ER, Floating Rate Pass Through Ctfs., 6.72%, 07/20/2023(b)(c)	300,000	278,462
Series 2012-3A, Class D, Floating Rate Pass Through Ctfs., 6.12%, 10/04/2024(b)(c)	300,000	267,820
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 1.83%, 12/15/2027(b)(c)	200,000	197,997
Cent CLO 19 Ltd. (Cayman Islands), Series 2013-19A, Class C, Floating Rate Pass Through Ctfs., 3.92%, 10/29/2025(b)(c)	500,000	386,176
Cerberus Onshore II CLO-2 LLC, Series 2014-1A, Class D, Pass Through Ctfs., 4.43%, 10/15/2023(b)	350,000	342,209
Chase Mortgage Finance Trust, Series 2007-A1,Class 13A1, Floating Rate Pass Through Ctfs., 4.83%, 03/25/2037(c)	220,837	206,232
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class C, Floating Rate Pass Through Ctfs., 1.83%, 06/15/2033(b)(c)	300,000	291,496

	Principal Amount	Value
Citigroup Mortgage Loan Trust Inc., Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.73%, 10/25/2035(c)	$148,850	$147,439
Series 2005-3, Class 2A2A, Variable Rate Pass Through Ctfs., 2.71%, 08/25/2035(c)	153,782	152,547
COMM Mortgage Trust, Series 2014-FL5, Class A, Floating Rate Pass Through Ctfs., 1.80%, 10/15/2031(b)(c)	300,000	297,611
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.52%, 08/10/2055(c)	300,000	309,838
Series 2015-CR24, Class XA, IO Variable Rate Pass Through Ctfs., 1.04%, 08/10/2055(c)	3,783,582	232,635
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.70%, 08/10/2048(c)	130,000	134,379
Series 2015-PC1, Class XA, IO Variable Rate Pass Through Ctfs., 0.94%, 07/10/2050(b)(c)	3,987,866	191,694
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A7, Pass Through Ctfs., 6.00%, 11/25/2035	118,728	111,822
Series 2005-C3, Class AJ, Pass Through Ctfs., 4.77%, 07/15/2037	3,154	3,153
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, Pass Through Ctfs., 4.04%, 04/15/2050	130,000	130,060
Fannie Mae Connecticut Avenue Securities,
Series 2015-C01, Class 1M2, Floating Rate Pass Through Ctfs., 4.73%, 02/25/2025(c)	130,000	123,245
Series 2015-C02, Class 2M2, Floating Rate Pass Through Ctfs., 4.43%, 05/25/2025(c)	400,000	370,339
GMACM Mortgage Loan Trust, Series 2005-AR6, Class 4A1, Floating Rate Pass Through Ctfs., 3.16%, 11/19/2035(c)	82,753	75,059
GS Mortgage Securities Trust, Series 2015-GC32, Class B, Variable Rate Pass Through Ctfs., 4.55%, 07/10/2048(c)	150,000	155,663
GSAA Home Equity Trust, Series 2005-11, Class 3A5, Floating Rate Pass Through Ctfs., 0.80%, 10/25/2035(c)	213,366	197,588
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, Variable Rate Pass Through Ctfs., 2.85%, 11/25/2035(c)	195,892	189,008
Series 2006-1F, Class 1A11, Pass Through Ctfs., 5.50%, 02/25/2036	187,318	178,941
H/2 Asset Funding (Cayman Islands), Series 2015-1A, Class BFL, Pass Through Ctfs., 2.49%, 06/24/2049(b)	200,000	192,575

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

	Principal Amount	Value
Highbridge Loan Management CLO Ltd. (Cayman Islands), Series 2015-6A, Class D, Floating Rate Pass Through Ctfs., 3.95%, 05/05/2027(b)(c)	$250,000	$216,783
ING IM CLO Ltd. (Cayman Islands), Series 2012-1A, Class A2R, Floating Rate Pass Through Ctfs., 2.35%, 03/14/2022(b)(c)(d)	500,000	495,490
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class B, Pass Through Ctfs., 4.40%, 07/15/2047	300,000	306,880
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, Variable Rate Pass Through Ctfs., 2.70%, 06/25/2035(c)	287,699	280,708
Series 2007-A1, Class 2A2, Floating Rate Pass Through Ctfs., 2.71%, 07/25/2035(c)	295,952	290,145
Series 2007-A1, Class 5A5, Floating Rate Pass Through Ctfs., 2.78%, 07/25/2035(c)	160,651	163,458
Series 2007-A1, Class 6A1, Floating Rate Pass Through Ctfs., 2.66%, 07/25/2035(c)	134,946	133,913
Series 2007-A2, Class 4A2, Floating Rate Pass Through Ctfs., 4.82%, 04/25/2037(c)	227,397	204,295
Magnetite CLO Ltd. (Cayman Islands), Series 2015-15A, Class D, Floating Rate Pass Through Ctfs., 4.54%, 10/25/2027(b)(c)	250,000	235,880
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.33%, 11/25/2035(c)	117,621	114,084
Series 2005-A5, Class A9, Floating Rate Pass Through Ctfs., 2.57%, 06/25/2035(c)	155,975	152,237
Series 2005-A9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.66%, 12/25/2035(c)	260,000	251,468
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA, IO Variable Rate Pass Through Ctfs., 1.32%, 04/15/2048(c)	1,658,238	121,807
Series 2015-C25, Class B, Variable Rate Pass Through Ctfs., 4.68%, 10/15/2048(c)	130,000	132,452
Series 2015-C26, Class C, Variable Rate Pass Through Ctfs., 4.56%, 11/15/2048(c)	130,000	124,942
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class A1A, Floating Rate Pass Through Ctfs., 1.13%, 12/25/2035(c)	213,341	172,791
Series 2005-3AR, Class 3A, Floating Rate Pass Through Ctfs., 2.57%, 07/25/2035(c)	208,142	178,871

	Principal Amount	Value
Nantucket CLO Ltd. (Cayman Islands), Series 2006-1A, Class E, Floating Rate Pass Through Ctfs., 4.13%, 11/24/2020(b)(c)	$250,000	$249,214
Northwoods Capital X CLO Ltd. (Cayman Islands), Series 2013-10A, Class D, Floating Rate Pass Through Ctfs., 3.91%, 11/04/2025(b)(c)	250,000	221,113
Octagon Investment Partners XV CLO Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 4.17%, 01/19/2025(b)(c)	250,000	229,037
Octagon Investment Partners XVIII CLO Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 5.61%, 12/16/2024(b)(c)	250,000	199,968
Octagon Investment Partners XXI CLO Ltd. (Cayman Islands), Series 2014-1A, Class D, Floating Rate Pass Through Ctfs., 6.91%, 11/14/2026(b)(c)	250,000	202,473
PFP Ltd. (Cayland Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 3.12%, 07/14/2034(b)(c)	188,000	187,243
Regatta IV Funding CLO Ltd. (Cayman Islands), Series 2014-1A, Class D, Floating Rate Pass Through Ctfs., 4.12%, 07/25/2026(b)(c)	310,000	267,875
RMAT LLC, Series 2015-RPL1, Class A1, Floating Rate Pass Through Ctfs., 3.97%, 05/26/2020(b)(c)	187,923	188,543
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, Pass Throught Ctfs., 4.35%, 07/17/2026(b)(d)	500,000	503,263
Starwood Retail Property Trust, Series 2014-STAR, Class B, Floating Rate Pass Through Ctfs., 2.08%, 11/15/2027(b)(c)	250,000	245,229
Stone Tower CLO VII Ltd. (Cayman Islands), Series 2007-7A, Class C, Floating Rate Pass Through Ctfs., 4.71%, 08/30/2021(b)(c)	250,000	249,160
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2, Floating Rate Pass Through Ctfs., 2.60%, 01/25/2035(c)	325,272	312,292
Series 2004-20, Class 3A1, Floating Rate Pass Through Ctfs., 2.61%, 01/25/2035(c)	187,590	179,052
Sudbury Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, Floating Rate Pass Through Ctfs., 2.82%, 01/17/2026(b)(c)	500,000	492,940

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

	Principal Amount	Value
Symphony CLO XI Ltd. (Cayman Islands), Series 2013-11A, Class C, Floating Rate Pass Through Ctfs., 3.77%, 01/17/2025(b)(c)	$250,000	$243,902
Series 2013-11A, Class D, Floating Rate Pass Through Ctfs., 4.62%, 01/17/2025(b)(c)	250,000	237,474
Trimaran CLO VII Ltd. (Cayman Islands), Series 2007-1A, Class B2L, Floating Rate Pass Through Ctfs., 3.91%, 06/15/2021(b)(c)	250,000	243,166
WaMu Mortgage Trust, Series 2006-AR14, Class 1A4, Variable Rate Pass Through Ctfs., 2.17%, 11/25/2036(c)	108,881	94,887
Series 2007-HY1, Class 3A1, Floating Rate Pass Through Ctfs., 4.28%, 02/25/2037(c)	222,778	206,005
Series 2007-HY2, Class 2A1, Variable Rate Pass Through Ctfs., 2.54%, 11/25/2036(c)	250,017	220,598
Wells Fargo Commercial Mortgage Trust, Series 2014-C24, Class B, Pass Through Ctfs., 4.20%, 11/15/2047	250,000	253,603
Series 2015-LC22, Class B, Variable Rate Pass Through Ctfs., 4.69%, 09/15/2058(c)	180,000	186,095
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, Floating Rate Pass Through Ctfs., 2.75%, 06/25/2035(c)	29,544	29,734
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.74%, 08/25/2035(c)	194,884	192,673
Series 2005-AR16, Class 4A2, Variable Rate Pass Through Ctfs., 2.74%, 10/25/2035(c)	203,526	202,980
Series 2006-2, Class 2A3, Pass Through Ctfs., 5.50%, 03/25/2036	123,215	118,982
Total Asset-Backed Securities (Cost $16,826,831)		16,522,621

U.S. Dollar Denominated Bonds & Notes–21.09%

Asset Management & Custody Banks–0.51%

First Data Corp., Sec. Second Lien Notes, 5.75%, 01/15/2024(b)	130,000	130,000

Automotive Retail–1.26%

CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2023	320,000	321,200

Building Products–0.28%

Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	72,000	71,280

	Principal Amount	Value

Cable & Satellite–0.73%

CCO Safari II, LLC, Sr. Sec. First Lien Notes, 3.58%, 07/23/2020(b)	$55,000	$55,315
Sr. Sec. Gtd. First Lien Notes, 4.91%, 07/23/2025(b)	130,000	129,985
		185,300

Communications Equipment–0.24%

Avaya Inc., Sr. Sec. Gtd. First Lien Notes, 7.00%, 04/01/2019(b)	90,000	60,750

Construction Machinery & Heavy Trucks–0.48%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	150,000	121,125

Consumer Finance–0.69%

Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	175,000	176,554

Diversified Banks–3.26%

Citigroup Inc., Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(e)	130,000	128,050
JPMorgan Chase & Co., Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(e)	130,000	129,675
Skandinaviska Enskilda Banken AB (Sweden), REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.75%(b)(e)	200,000	191,035
Svenska Handelsbanken AB (Sweden), REGS, Jr. Unsec. Sub. Euro Bonds, 5.25%(b)(e)	400,000	380,167
		828,927

Health Care Facilities–3.02%

Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	130,000	118,300
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	379,000	389,896
Tenet Healthcare Corp., Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	120,000	127,800
Sr. Unsec. Global Notes, 8.13%, 04/01/2022	130,000	131,300
		767,296

Home Furnishings–0.40%

Tempur Sealy International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(b)	100,000	102,750

Homebuilding–1.76%

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	256,000	207,040
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/2021	255,000	240,656
		447,696

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

	Principal Amount	Value

Industrial REIT’s–0.78%

PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	$215,000	$198,270

Marine–0.47%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 12/28/2015; Cost $131,250) (b)	150,000	120,000

Metal & Glass Containers–0.40%

Berry Plastic Corp., Sec. Gtd. Second Lien Notes, 6.00%, 10/15/2022(b)	100,000	102,625

Oil & Gas Exploration & Production–0.10%

Pacific Exploration and Production Corp. (Colombia), Sr. Unsec. Gtd. Notes, 5.13%, 03/28/2023(b)	190,000	24,700

Paper Products–0.99%

Clearwater Paper Corp., Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(b)	260,000	250,900

Pharmaceuticals–0.53%

Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	150,000	135,000

Regional Banks–0.40%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	100,000	101,500

Security & Alarm Services–0.41%

ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/2021	100,000	104,250

Specialized REIT’s–0.20%

Corrections Corp. of America, Sr. Unsec. Gtd. Notes, 5.00%, 10/15/2022	50,000	50,609

Technology Hardware, Storage & Peripherals–0.51%

Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2027(b)	170,000	128,669

Tires & Rubber–1.27%

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 7.00%, 05/15/2022	300,000	321,750

Trading Companies & Distributors–1.16%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.50%, 05/15/2021	300,000	296,250

Wireless Telecommunication Services–1.24%

Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/2021(b)	200,000	173,000

		Principal Amount	Value

Wireless Telecommunication Services–(continued)

Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(b)		$141,000	$143,468
			316,468
Total U.S. Dollar Denominated Bonds & Notes (Cost $5,563,743)			5,363,869

Non-U.S. Dollar Denominated Bonds & Notes–8.84%(f)

Automobile Manufacturers–0.58%

Volkswagen International Finance N.V. (Germany), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 3.88%(b)(e)	EUR	140,000	146,710

Electric Utilities–2.92%

EDP Finance B.V. (Portugal), REGS, Sr. Unsec. Medium-Term Euro Notes, 2.00%, 04/22/2025(b)	EUR	240,000	233,057
Électricité de France S.A. (France), REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(b)(e)	GBP	400,000	508,935
			741,992

Integrated Oil & Gas–0.47%

DONG Energy AS (Denmark), REGS, Jr. Unsec. Sub. Euro Bonds, 3.00%, 11/06/3015(b)	EUR	120,000	120,037

Integrated Telecommunication Services–0.82%

Telefonica Europe, B.V. (Spain), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.00%(b)(e)	EUR	200,000	210,003

Multi-Utilities–3.05%

Engie S.A. (France), REGS,
Series NC10, Jr. Unsec. Sub. Euro Notes, 3.88% (b)(e)	EUR	400,000	419,315
Series NC5, Jr. Unsec. Sub. Euro Notes, 3.00%(b)(e)	EUR	200,000	213,921
NGG Finance PLC (United Kingdom), REGS, Unsec. Sub. Gtd. Euro Notes, 5.63%, 06/18/2073(b)	GBP	100,000	143,029
			776,265

Specialized Finance–1.00%

Redexis Gas Finance B.V. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.75%, 04/08/2021(b)	EUR	220,000	254,330
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,442,026)			2,249,337

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

	Principal Amount	Value

U.S. Treasury Bills–1.95%(g)(h)

0.03%, 05/26/2016	$30,000	$29,967
0.04%, 05/26/2016	85,000	84,906
0.06%, 05/26/2016	100,000	99,890
0.07%, 05/26/2016	30,000	29,967
0.08%, 05/26/2016	250,000	249,724
Total U.S. Treasury Bills (Cost $494,898)		494,454

Municipal Obligations–1.12%

Chicago (City of), Illinois; Series 2014 B, Ref. Unlimited Tax GO Bonds, 6.31%, 01/01/2044	125,000	116,170
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds, 8.00%, 07/01/2035	235,000	168,664
Total Municipal Obligations (Cost $297,697)		284,834

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.50%

Collateralized Mortgage Obligations–0.50%

Fannie Mae REMICs, IO, 3.00%, 06/25/2027	697,632	64,868
Freddie Mac REMICs, IO, 3.00%, 05/15/2028	601,536	61,676
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $139,938)		126,544

	Shares	Value

Money Market Funds–4.08%

Liquid Assets Portfolio, Institutional Class, 0.38%(i)	518,966	$518,966
Premier Portfolio, Institutional Class, 0.34%(i)	518,965	518,965
Total Money Market Funds (Cost $1,037,931)		1,037,931

Options Purchased–0.92%(j)

(Cost $247,440)		234,062
TOTAL INVESTMENTS–103.46% (Cost $27,050,504)		26,313,652
OTHER ASSETS LESS LIABILITIES–(3.46)%		(879,256)
NET ASSETS–100%		$25,434,396

Investment Abbreviations:

CLO	—	Collateralized Loan Obligation
Ctfs.	—	Certificates
EUR	—	Euro
GBP	—	British Pound Sterling
GO	—	General Obligation
Gtd.	—	Guaranteed
IO	—	Interest Only
Jr.	—	Junior
Ref.	—	Refunding
REGS	—	Regulation S
REIT	—	Real Estate Investment Trust
REMICs	—	Real Estate Investment Conduits
Sec.	—	Secured
Sr.	—	Senior
Sub.	—	Subordinated
Unsec.	—	Unsecured

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2016 was $13,262,638, which represented 52.14% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2016.

(d)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1D. The following table presents the Fund’s collateral pledged as of January 31, 2016:

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount

Royal Bank of Canada	$858,587	$(858,587)	$—

* Amount does not include excess collateral pledged.

(e)	Perpetual bond with no specified maturity date.

(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Notes 1G, 1J and 3.

(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2016.

(j)	The table below details options purchased:

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
5 Year Interest Rate Swap	Call	Citigroup Global Markets Inc.	1.830%	Receive	3 Month USD LIBOR	06/10/16	$1,800,000	$43,054
7 Year Interest Rate Swap	Call	Citigroup Global Markets Inc.	1.900	Receive	3 Month USD LIBOR	04/06/16	2,250,000	53,463
7 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.890	Receive	3 Month USD LIBOR	04/20/16	3,000,000	69,971
7 Year Interest Rate Swap	Call	Goldman Sachs International	1.910	Receive	3 Month USD LIBOR	04/07/16	1,800,000	43,618
5 Year Interest Rate Swap	Put	Citigroup Global Markets Inc.	1.830	Pay	3 Month USD LIBOR	06/10/16	1,800,000	4,758
7 Year Interest Rate Swap	Put	Citigroup Global Markets Inc.	1.900	Pay	3 Month USD LIBOR	04/06/16	2,250,000	5,263
7 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.890	Pay	3 Month USD LIBOR	04/20/16	3,000,000	9,799
7 Year Interest Rate Swap	Put	Goldman Sachs International	1.910	Pay	3 Month USD LIBOR	04/07/16	1,800,000	4,136
Total Options Purchased—Interest Rate Risk (Cost $247,440)								$234,062

        Abbreviations:

LIBOR	—	London Interbank Offered Rate
USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco Unconstrained Bond Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Reverse Repurchase Agreements – The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are shown in the Statement of Operations as Interest, facilities and maintenance fees.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Unconstrained Bond Fund

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
H.	Call Options Written and Purchased – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period for American style options or at expiration date for European style options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

Invesco Unconstrained Bond Fund

H.	Call Options Written and Purchased – (continued)

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection

Invesco Unconstrained Bond Fund

J.	Swap Agreements – (continued)

and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Invesco Unconstrained Bond Fund

L.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

M.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,037,931	$—	$—	$1,037,931
U.S. Treasury Securities	—	494,454	—	494,454
U.S. Government Sponsored Agency Securities	—	126,544	—	126,544
Asset-Backed Securities	—	16,522,621	—	16,522,621
Corporate Debt Securities	—	5,363,869	—	5,363,869
Foreign Debt Securities	—	2,249,337	—	2,249,337
Municipal Obligations	—	284,834	—	284,834
Options Purchased	—	234,062	—	234,062
	1,037,931	25,275,721	—	26,313,652
Forward Foreign Currency Contracts*	—	74,953	—	74,953
Futures Contracts*	(148,412)	—	—	(148,412)
Swap Agreements*	—	(176,475)	—	(176,475)
Total	$889,519	$25,174,199	$—	$26,063,718

* Unrealized appreciation (depreciation).

Invesco Unconstrained Bond Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2016:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements	$—	$(1,026)
Currency risk:
Forward foreign currency contracts	100,657	(25,704)
Interest rate risk:
Futures contracts (a)	45,775	(194,187)
Options purchased (b)	234,062	—
Swap agreements (c)	35,331	(210,780)
Total	$415,825	$(431,697)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

(b)	Options purchased at value as reported in the Schedule of Investments.

(c)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.

Effect of Derivative Investments for the three months ended January 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit Risk	$—	$—	$—	$—	$ 25,078
Currency Risk	75,843	—	26,753	(664)	—
Equity Risk	—	—	—	—	(46,378)
Interest Rate Risk	—	(9,408)	(198,357)	—	144,464
Change in Net Unrealized Appreciation (Depreciation):
Credit Risk	—	—	—	—	16,168
Currency Risk	32,093	—	6,265	(2,184)	—
Equity Risk	—	—	—	—	(131,117)
Interest Rate Risk	—	(118,432)	196,370	—	(300,174)
Total	$ 107,936	$ (127,840)	$ 31,031	$ (2,848)	$ (291,959)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the three month average notional value of forward foreign currency contracts, futures contracts, options purchased and swap agreements and the two month average notional value of options written.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$10,959,920	$16,083,948	$47,789,725	$2,034,587	$34,503,333

Invesco Unconstrained Bond Fund

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation (Depreciation)
Date	Counterparty	Deliver		Receive		Value
02/02/16	State Street Bank and Trust Co.	BRL	820,000	USD	212,248	$204,804	$7,444
02/02/16	State Street Bank and Trust Co.	USD	203,222	BRL	820,000	204,804	1,582
02/04/16	Goldman Sachs International	KRW	530,000,000	USD	435,104	441,234	(6,130)
02/04/16	Goldman Sachs International	USD	190,713	KRW	230,000,000	191,479	766
02/04/16	JPMorgan Chase Bank, N.A.	KRW	1,058,000,000	USD	912,333	880,802	31,531
02/04/16	JPMorgan Chase Bank, N.A.	USD	256,940	KRW	298,000,000	248,090	(8,850)
02/04/16	JPMorgan Chase Bank, N.A.	USD	881,001	KRW	1,060,000,000	882,467	1,466
02/09/16	Barclays Bank PLC	GBP	514,708	USD	780,833	733,443	47,390
02/09/16	Barclays Bank PLC	USD	87,585	GBP	60,000	85,498	(2,087)
03/02/16	State Street Bank and Trust Co.	BRL	820,000	USD	201,544	203,067	(1,523)
03/11/16	Barclays Bank PLC	EUR	488,105	USD	533,063	529,354	3,709
03/11/16	Barclays Bank PLC	SGD	275,000	USD	190,923	192,876	(1,953)
03/11/16	Barclays Bank PLC	USD	322,117	EUR	295,104	320,043	(2,074)
04/15/16	Deutsche Bank Securities Inc.	CNY	4,216,590	USD	630,000	632,052	(2,052)
04/15/16	Deutsche Bank Securities Inc.	USD	630,000	CNY	4,215,960	631,958	1,958
04/29/16	Goldman Sachs International	KRW	247,000,000	USD	206,056	203,920	2,136
04/29/16	Goldman Sachs International	USD	204,955	KRW	247,000,000	203,920	(1,035)
04/29/16	State Street Bank and Trust Co.	EUR	1,230,870	USD	1,337,559	1,336,833	726
05/02/16	Goldman Sachs International	KRW	230,000,000	USD	190,248	189,877	371
05/03/16	Citigroup Global Markets Inc.	USD	201,191	MXN	3,700,000	202,769	1,578
Total Forward Foreign Currency Contracts—Currency Risk							$74,953

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Euro Bobl	Short	4	March-2016	$(573,872)	$(6,063)
Euro Bonds	Short	19	March-2016	(3,362,339)	(72,797)
Euro Schatz	Short	9	March-2016	(1,090,311)	(3,187)
Long Gilt	Short	5	March-2016	(847,250)	(21,573)
U.S. Treasury 5 Year Notes	Short	45	March-2016	(5,430,234)	(90,567)
U.S. Treasury 10 Year Notes	Long	21	March-2016	2,721,141	26,688
U.S. Treasury Ultra Bonds	Long	3	March-2016	498,563	19,087
Total Futures Contracts—Interest Rate Risk					$(148,412)

Currency Abbreviations:

BRL	—	Brazilian Real	GBP	—	British Pound Sterling	USD	—	U.S. Dollar
CNY	—	China Renminbi	KRW	—	South Korean Won	SGD	—	Singapore Dollar
EUR	—	Euro	MXN	—	Mexican New Peso

Invesco Unconstrained Bond Fund

Options Written Transactions
	Call Options			Put Options
		Notional Value	Premiums Received		Notional Value	Premiums Received
Beginning of period	USD	2,100,000	$ 10,630	EUR	470,000	$ 2,223
Written	USD	730,000	4,161	EUR	—	—
Closed	USD	(1,780,000)	(11,891)	EUR	(470,000)	(2,223)
Expired	USD	(1,050,000)	(2,900)	EUR	—	—
End of period	USD	—	$ —	EUR	—	$ —

Open Over-The-Counter Credit Default Swap Agreements—Credit Risk
Counterparty	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs International	McKesson Corp.	Buy	(1.00)%	03/20/19	0.12%	$(300,000)	$(7,254)	$(1,026)

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/ Clearinghouse	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.396%	01/13/36	$1,250,000	$35,331
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.762	06/14/21	(1,140,000)	(10,092)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.070	03/21/23	(4,190,000)	(61,105)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.455	07/17/25	(1,250,000)	(74,380)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.424	07/27/25	(1,150,000)	(65,203)
Total Interest Rate Swap Agreements—Interest Rate Risk						$(175,449)

Abbreviations:

CME – Chicago Mercantile Exchange	LIBOR – London Interbank Offered Rate

EUR — Euro	USD — U.S. Dollar

(a)	Implied credit spreads represent the current level as of January 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2016 was $4,845,015 and $5,161,658, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$207,707
Aggregate unrealized (depreciation) of investment securities	(965,963)
Net unrealized appreciation (depreciation) of investment securities	$(758,256)
Cost of investments for tax purposes is $27,071,908.

Invesco Unconstrained Bond Fund

Item 2.	Controls and Procedures.

(a)	As of February 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 31, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 31, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	March 31, 2016

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.